UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Absolute Return 500 Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (25.4%)(a)
		Shares	Value

Advertising and marketing services (0.1%)

Omnicom Group, Inc.		243	$12,308

			12,308
Aerospace and defense (0.6%)

General Dynamics Corp.		339	24,876

Lockheed Martin Corp.		272	24,442

Northrop Grumman Corp.		311	18,996

Raytheon Co.		407	21,481

			89,795
Airlines (0.1%)

Copa Holdings SA Class A (Panama)		90	7,128

Southwest Airlines Co.		1,332	10,976

			18,104
Banking (0.6%)

Bank of Hawaii Corp.		163	7,881

Commerce Bancshares, Inc.		227	9,198

JPMorgan Chase & Co.		283	13,012

M&T Bank Corp.		215	18,679

Northern Trust Corp.		342	16,228

People's United Financial, Inc.		919	12,168

Wells Fargo & Co.		333	11,369

			88,535
Beverage (0.2%)

Coca-Cola Co. (The)		101	7,475

Dr. Pepper Snapple Group, Inc.		444	17,853

			25,328
Biotechnology (0.5%)

Amgen, Inc.		403	27,400

Biogen Idec, Inc.(NON)		148	18,644

Gilead Sciences, Inc.(NON)		445	21,738

			67,782
Broadcasting (0.1%)

Discovery Communications, Inc. Class A(NON)		238	12,043

Scripps Networks Interactive Class A		122	5,940

			17,983
Cable television (0.1%)

IAC/InterActiveCorp.		204	10,014

			10,014
Chemicals (0.4%)

FMC Corp.		94	9,951

International Flavors & Fragrances, Inc.		128	7,501

PPG Industries, Inc.		156	14,945

Sherwin-Williams Co. (The)		105	11,410

Sigma-Aldrich Corp.		146	10,667

Valspar Corp.		154	7,437

			61,911
Commercial and consumer services (0.8%)

Dun & Bradstreet Corp. (The)		103	8,727

Ecolab, Inc.		268	16,541

Equifax, Inc.		234	10,357

Expedia, Inc.		145	4,849

Global Payments, Inc.		190	9,019

Moody's Corp.		343	14,440

Priceline.com, Inc.(NON)		33	23,678

Towers Watson & Co. Class A		129	8,523

Verisk Analytics, Inc. Class A(NON)		230	10,803

			106,937
Communications equipment (0.5%)

Cisco Systems, Inc.		3,048	64,465

			64,465
Computers (3.1%)

Apple, Inc.(NON)		728	436,414

			436,414
Conglomerates (0.5%)

AMETEK, Inc.		258	12,516

Danaher Corp.		513	28,728

General Electric Co.		1,158	23,241

			64,485
Consumer (0.3%)

Kimberly-Clark Corp.		449	33,177

Scotts Miracle-Gro Co. (The) Class A		94	5,091

Tupperware Brands Corp.		84	5,334

			43,602
Consumer finance (0.5%)

American Express Co.		825	47,735

Discover Financial Services		680	22,671

			70,406
Consumer goods (0.2%)

Church & Dwight Co., Inc.		327	16,085

Procter & Gamble Co. (The)		269	18,079

			34,164
Consumer services (—%)

CafePress, Inc.(NON)		30	570

			570
Containers (0.1%)

Ball Corp.		225	9,648

			9,648
Distribution (0.1%)

W.W. Grainger, Inc.		77	16,540

			16,540
Electric utilities (0.6%)

CMS Energy Corp.		446	9,812

DTE Energy Co.		234	12,877

Entergy Corp.		224	15,053

ITC Holdings Corp.		101	7,771

PG&E Corp.		437	18,970

Pinnacle West Capital Corp.		196	9,388

Westar Energy, Inc.		253	7,066

			80,937
Electronics (0.5%)

Altera Corp.		514	20,467

Intel Corp.		299	8,405

L-3 Communications Holdings, Inc.		168	11,889

Microchip Technology, Inc.		431	16,033

Xilinx, Inc.		485	17,669

			74,463
Energy (oil field) (0.1%)

FMC Technologies, Inc.(NON)		344	17,344

			17,344
Financial (0.1%)

Nasdaq OMX Group, Inc. (The)(NON)		316	8,184

			8,184
Food (0.1%)

ConAgra Foods, Inc.		726	19,065

			19,065
Forest products and packaging (—%)

Bemis Co., Inc.		194	6,264

			6,264
Health-care services (0.9%)

Aetna, Inc.		355	17,807

AmerisourceBergen Corp.		308	12,221

Cardinal Health, Inc.		354	15,261

Humana, Inc.		167	15,444

McKesson Corp.		225	19,748

UnitedHealth Group, Inc.		663	39,077

Ventas, Inc.(R)		185	10,564

			130,122
Insurance (1.3%)

ACE, Ltd.		440	32,208

Allied World Assurance Co. Holdings AG		206	14,146

Arch Capital Group, Ltd.(NON)		521	19,402

Berkshire Hathaway, Inc. Class B(NON)		399	32,379

Chubb Corp. (The)		274	18,936

Everest Re Group, Ltd.		196	18,134

RenaissanceRe Holdings, Ltd.		230	17,418

Validus Holdings, Ltd.		442	13,680

W.R. Berkley Corp.		483	17,446

			183,749
Machinery (0.1%)

Roper Industries, Inc.		146	14,477

			14,477
Media (0.1%)

Viacom, Inc. Class B		377	17,892

			17,892
Medical technology (0.1%)

C.R. Bard, Inc.		110	10,859

ResMed, Inc.(NON)		254	7,851

			18,710
Metals (0.2%)

Allied Nevada Gold Corp.(NON)		165	5,367

Newmont Mining Corp.		361	18,508

Royal Gold, Inc.		93	6,065

			29,940
Natural gas utilities (0.3%)

Kinder Morgan, Inc./Kansas		395	15,267

Spectra Energy Corp.		718	22,653

			37,920
Oil and gas (2.3%)

Chevron Corp.		788	84,505

ConocoPhillips		756	57,464

Exxon Mobil Corp.		1,528	132,523

HollyFrontier Corp.		391	12,571

Marathon Oil Corp.		715	22,666

Murphy Oil Corp.		280	15,756

			325,485
Pharmaceuticals (1.0%)

Abbott Laboratories		693	42,473

Bristol-Myers Squibb Co.		859	28,991

Eli Lilly & Co.		561	22,591

Forest Laboratories, Inc.(NON)		249	8,638

Johnson & Johnson		255	16,820

Merck & Co., Inc.		82	3,149

Perrigo Co.		80	8,265

Pfizer, Inc.		653	14,797

			145,724
Publishing (0.1%)

McGraw-Hill Cos., Inc. (The)		258	12,505

			12,505
Real estate (0.6%)

AvalonBay Communities, Inc.(R)		73	10,319

Digital Realty Trust, Inc.(R)		95	7,027

Equity Residential Trust(R)		205	12,837

Essex Property Trust, Inc.(R)		36	5,454

Federal Realty Investment Trust(R)		63	6,098

Public Storage(R)		94	12,988

Rayonier, Inc.(R)		130	5,732

Realty Income Corp.(R)		148	5,732

Simon Property Group, Inc.(R)		157	22,872

			89,059
Regional Bells (0.1%)

AT&T, Inc.		556	17,364

			17,364
Restaurants (0.7%)

Brinker International, Inc.		143	3,940

McDonald's Corp.		469	46,008

Panera Bread Co. Class A(NON)		38	6,115

Starbucks Corp.		456	25,486

Yum! Brands, Inc.		301	21,425

			102,974
Retail (1.8%)

Advance Auto Parts, Inc.		87	7,706

Amazon.com, Inc.(NON)		186	37,666

AutoZone, Inc.(NON)		25	9,295

Bed Bath & Beyond, Inc.(NON)		206	13,549

Big Lots, Inc.(NON)		103	4,431

Dollar General Corp.(NON)		136	6,283

Dollar Tree, Inc.(NON)		113	10,677

GameStop Corp. Class A		205	4,477

Herbalife, Ltd.		250	17,205

Home Depot, Inc. (The)		789	39,694

Kohl's Corp.		221	11,057

Kroger Co. (The)		931	22,558

MSC Industrial Direct Co., Inc.		100	8,328

O'Reilly Automotive, Inc.(NON)		118	10,779

PETSmart, Inc.		131	7,496

Ross Stores, Inc.		206	11,969

Target Corp.		417	24,299

			247,469
Semiconductor (0.5%)

Analog Devices, Inc.		496	20,038

KLA-Tencor Corp.		342	18,612

Lam Research Corp.(NON)		339	15,126

Maxim Integrated Products, Inc.		589	16,840

			70,616
Shipping (0.4%)

J. B. Hunt Transport Services, Inc.		184	10,004

United Parcel Service, Inc. Class B		543	43,831

			53,835
Software (0.9%)

BMC Software, Inc.(NON)		312	12,530

Intuit, Inc.		327	19,663

Microsoft Corp.		2,791	90,010

			122,203
Technology (0.1%)

Avago Technologies, Ltd. (Singapore)		422	16,445

			16,445
Technology services (1.4%)

Accenture PLC Class A		495	31,928

Google, Inc. Class A(NON)		114	73,101

IBM Corp.		450	93,893

			198,922
Telecommunications (0.2%)

American Tower REIT, Inc. Class A(R)		246	15,503

Windstream Corp.		529	6,195

			21,698
Telephone (0.3%)

Verizon Communications, Inc.		1,157	44,232

			44,232
Textiles (0.1%)

Cintas Corp.		233	9,115

			9,115
Tobacco (1.2%)

Altria Group, Inc.		1,624	50,133

Lorillard, Inc.		193	24,990

Philip Morris International, Inc.		816	72,306

Reynolds American, Inc.		534	22,129

			169,558
Waste Management (0.3%)

Covanta Holding Corp.		347	5,632

Republic Services, Inc.		471	14,394

Stericycle, Inc.(NON)		139	11,626

Waste Connections, Inc.		250	8,133

			39,785

Total common stocks (cost $3,188,471)			$3,565,047

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (22.1%)(a)
		Principal amount	Value

U.S. Government Agency Mortgage Obligations (22.1%)

Federal National Mortgage Association Pass-Through Certificates
4s, TBA, April 1, 2042		$1,000,000	$1,048,359
3 1/2s, TBA, April 1, 2042		2,000,000	2,053,750

			3,102,109

Total U.S. government and agency mortgage obligations (cost $3,117,339)			$3,102,109

MORTGAGE-BACKED SECURITIES (5.2%)(a)
		Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class ASB, 6.173s, 2051		$78,000	$84,542
Ser. 06-5, Class A2, 5.317s, 2047		77,293	78,374

Commercial Mortgage Pass-Through Certificates Ser. 05-C6, Class AJ, 5.209s, 2044		20,000	19,745

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class E, 5.664s, 2036(F)		66,000	69,171
Ser. 05-C5, Class AJ, 5.1s, 2038(F)		13,000	13,322

Federal Home Loan Mortgage Corp.
IFB Ser. 3859, Class SG, IO, 6.458s, 2039		121,241	19,441
IFB Ser. 3856, Class PS, IO, 6.358s, 2040		238,325	38,979
IFB Ser. 3803, Class SP, IO, 6.358s, 2038		101,952	14,608
IFB Ser. 3864, Class AS, IO, 6.338s, 2041		210,454	41,899
IFB Ser. 3708, Class SA, IO, 6.208s, 2040		200,785	30,244
Ser. 3748, Class NI, IO, 4s, 2034		117,600	11,518

Federal National Mortgage Association IFB Ser. 12-30, Class BS, IO, 6.2s, 2042		100,000	20,734

GE Capital Commercial Mortgage Corp. Ser. 05-C2, Class B, 5.113s, 2043(F)		25,000	25,226

Government National Mortgage Association IFB Ser. 10-85, Class SD, IO, 6.408s, 2038		110,015	18,643

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042(F)		50,000	50,199

JPMorgan Chase Commercial Mortgage Securities Corp. FRB Ser. 05-LDP1, Class C, 5.078s, 2046(F)		10,000	9,971

LB-UBS Commercial Mortgage Trust
Ser. 05-C1, Class D, 4.856s, 2040(F)		10,000	9,665
Ser. 03-C3, Class G, 4.392s, 2037		65,000	64,025

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.201s, 2049(F)		1,212,305	15,523

Salomon Brothers Mortgage Securities VII 144A FRB Ser. 99-C1, Class J, 7s, 2032		81,000	83,746

Wachovia Bank Commercial Mortgage Trust Ser. 05-C17, Class B, 5.287s, 2042		10,000	8,850

Total mortgage-backed securities (cost $718,310)			$728,425

PURCHASED OPTIONS OUTSTANDING (3.3%)(a)
	Expiration date/	Contract
	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Mar-13/116.00	$1,555	$6,075

SPDR S&P 500 ETF Trust (Put)	Feb-13/115.00	1,602	5,553

SPDR S&P 500 ETF Trust (Put)	Jan-13/110.00	2,602	6,310

SPDR S&P 500 ETF Trust (Put)	Dec-12/102.00	2,457	3,761

SPDR S&P 500 ETF Trust (Put)	Nov-12/99.00	1,615	1,714

SPDR S&P 500 ETF Trust (Put)	Oct-12/100.00	1,800	1,508

SPDR S&P 500 ETF Trust (Put)	Sep-12/125.00	1,555	4,261

SPDR S&P 500 ETF Trust (Put)	Aug-12/121.00	1,602	2,528

SPDR S&P 500 ETF Trust (Put)	Jul-12/117.00	2,602	2,236

SPDR S&P 500 ETF Trust (Put)	Jun-12/107.00	2,457	505

SPDR S&P 500 ETF Trust (Put)	May-12/103.00	1,615	75

SPDR S&P 500 ETF Trust (Put)	Apr-12/105.00	1,700	17

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.765% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.765	92,000	—

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	29,000	1

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	29,000	1

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	29,000	1

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	29,000	1

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	29,000	1

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	185,000	2

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	185,000	2

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	185,000	2

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	185,000	2

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	185,000	2

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	185,000	2

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.985% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.985	38,000	2

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	185,000	15

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	185,000	15

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 2.015% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.015	37,000	—

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	16,000	255

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	16,000	26

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.35% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	38,000	394

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9475% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	201,000	921

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.042% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.042	36,000	229

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.144% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	76,000	688

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	16,000	468

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	16,000	203

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.73	67,100	2,632

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.73	67,100	713

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	151,389	13,624

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	151,389	342

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/3.625	281,000	20,373

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/3.625	281,000	17,765

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	98,000	10,410

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	98,000	4,444

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845 versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	29,000	159

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855 versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	29,000	173

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375	36,000	447

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27	57,000	975

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	16,000	609

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	16,000	310

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	57,000	1,198

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	29,000	2,591

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	29,000	1,086

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	29,000	182

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	29,000	23

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	29,000	23

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	29,000	23

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	29,000	23

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	29,000	23

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.055% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.055	38,000	203

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	187,000	1,296

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	187,000	1,296

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.11875% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	187,000	1,339

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.122% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	76,000	531

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.1825% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	38,000	374

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	16,000	423

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	16,000	168

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	126,157	11,252

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	126,157	279

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	125,679	12,682

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	125,679	170

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	50,463	5,157

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	50,463	74

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	126,157	12,999

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	126,157	189

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	126,157	13,238

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	126,157	165

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	78,964	8,310

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	78,964	96

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	615,000	79,476

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	615,000	22,630

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.74	615,000	82,264

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.74	615,000	21,639

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	29,000	12

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	29,000	12

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	29,000	12

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	29,000	12

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA matruing June 2022.	Jun-12/1.683	29,000	12

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.03% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.03	38,000	127

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.096% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	76,000	352

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	16,000	376

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	16,000	130

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	29,000	1,799

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	29,000	359

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.005% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.005	38,000	50

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.074% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.074	76,000	173

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17	16,000	320

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17	16,000	81

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72	130,000	11,107

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72	130,000	2,239

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765	130,000	11,328

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765	130,000	2,192

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.77	209,000	18,293

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.77	209,000	3,491

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	29,000	133

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835 versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	29,000	145

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125	36,000	400

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475	57,000	895

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	16,000	576

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	16,000	287

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	57,000	1,113

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	36,000	343

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	76,000	981

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225	57,000	809

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	16,000	541

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	16,000	260

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	57,000	1,014

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.064% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.064	36,000	289

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.169% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	76,000	838

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	16,000	508

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	16,000	236

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	29,000	2,252

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	29,000	772

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	89,361	6,144

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	89,361	5,546

Total purchased options outstanding (cost $619,433)			$468,733

COMMODITY LINKED NOTES (1.7%)(a)
		Principal amount	Value

Deutsche Bank AG/London 144A notes Ser. 00DL, zero %, 2013 (Indexed to the DB Commodity Booster OYE Benchmark Light Energy TR Index) (United Kingdom)		86,000	80,436

UBS AG/Jersey Branch notes144A zero %, 2012 (Indexed to the UBS Bloomberg CMCI Essence Index) (Jersey)		$158,000	$153,228

Total commodity Linked Notes (cost $244,000)			$233,664

U.S. TREASURY OBLIGATIONS (0.8%)(a)
		Principal amount	Value

U.S. Treasury Notes 3.125%, April 30, 2013(i)		107,000	$111,728

Total U.S. Treasury Obligations (cost $111,728)			$111,728

INVESTMENT COMPANIES (0.3%)(a)
		Shares	Value

SPDR S&P 500 ETF Trust		333	$46,860

Total investment Companies (cost $46,968)			$46,860

SHORT-TERM INVESTMENTS (66.1%)(a)
		Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11%(e)		5,138,796	$5,138,796

SSgA Prime Money Market Fund 0.12%(P)		140,000	$140,000

U.S. Treasury Bills with an effective yield of 0.199%, March 7, 2013		$1,000,000	998,402

U.S. Treasury Bills with effective yields ranging from 0.121% to 0.140%, February 7, 2013(SEG)(SEGSF)		500,000	499,278

U.S. Treasury Bills with an effective yield of 0.156%, January 10, 2013		500,000	499,372

U.S. Treasury Bills with an effective yield of 0.105%, December 13, 2012(SEG)		500,000	499,514

U.S. Treasury Bills with an effective yield of 0.093%, November 15, 2012		250,000	249,795

U.S. Treasury Bills with effective yields ranging from 0.074% to 0.141%, October 18, 2012		1,000,000	999,282

Federal National Mortgage Association Discount Note with effective yields ranging from 0.064% to 0.065%, May 21, 2012		250,000	249,977

Total short-term investments (cost $9,274,536)			$9,274,416

TOTAL INVESTMENTS

Total investments (cost $17,320,785)(b)			$17,530,982

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $4,793,157) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/18/12	$155,321	$161,504	$(6,183)
	British Pound	Buy	4/18/12	36,465	36,358	107
	Canadian Dollar	Buy	4/18/12	4,610	4,665	(55)
	Canadian Dollar	Sell	4/18/12	4,610	4,637	27
	Euro	Buy	4/18/12	2,401	2,388	13
	Euro	Sell	4/18/12	2,401	2,400	(1)
	Japanese Yen	Sell	4/18/12	216,173	220,502	4,329
	Norwegian Krone	Buy	4/18/12	51,632	52,334	(702)
	South African Rand	Buy	4/18/12	6,790	6,819	(29)
	South African Rand	Sell	4/18/12	6,790	6,904	114
	Swedish Krona	Buy	4/18/12	8,595	8,345	250
	Swedish Krona	Sell	4/18/12	8,595	8,509	(86)
	Swiss Franc	Buy	4/18/12	554	548	6
	Swiss Franc	Sell	4/18/12	554	545	(9)
Barclay's Bank, PLC
	Australian Dollar	Sell	4/18/12	40,950	42,302	1,352
	Brazilian Real	Buy	4/18/12	9,991	10,489	(498)
	Brazilian Real	Sell	4/18/12	9,991	9,990	(1)
	British Pound	Buy	4/18/12	49,900	49,738	162
	Canadian Dollar	Buy	4/18/12	16,838	17,008	(170)
	Chilean Peso	Buy	4/18/12	5,149	5,263	(114)
	Czech Koruna	Sell	4/18/12	15,140	15,139	(1)
	Euro	Buy	4/18/12	77,226	77,184	42
	Hungarian Forint	Buy	4/18/12	4,958	4,999	(41)
	Hungarian Forint	Sell	4/18/12	4,958	4,940	(18)
	Japanese Yen	Buy	4/18/12	33,046	33,705	(659)
	Mexican Peso	Sell	4/18/12	3,606	3,625	19
	New Zealand Dollar	Sell	4/18/12	4,499	4,480	(19)
	Norwegian Krone	Buy	4/18/12	5,669	5,592	77
	Norwegian Krone	Sell	4/18/12	5,669	5,749	80
	Polish Zloty	Buy	4/18/12	4,946	4,948	(2)
	Singapore Dollar	Sell	4/18/12	10,978	11,027	49
	South African Rand	Sell	4/18/12	10,237	10,010	(227)
	South Korean Won	Buy	4/18/12	7,589	7,674	(85)
	Swedish Krona	Buy	4/18/12	34,804	34,677	127
	Swiss Franc	Buy	4/18/12	14,182	13,895	287
	Swiss Franc	Sell	4/18/12	14,182	14,016	(166)
	Taiwan Dollar	Sell	4/18/12	4,781	4,796	15
	Turkish Lira	Buy	4/18/12	7,994	8,084	(90)
Citibank, N.A.
	Australian Dollar	Buy	4/18/12	13,960	14,169	(209)
	Australian Dollar	Sell	4/18/12	13,960	14,515	555
	Brazilian Real	Buy	4/18/12	6,497	7,087	(590)
	British Pound	Buy	4/18/12	38,064	38,026	38
	Canadian Dollar	Buy	4/18/12	24,154	24,445	(291)
	Czech Koruna	Sell	4/18/12	7,495	7,459	(36)
	Euro	Sell	4/18/12	62,021	62,109	88
	Japanese Yen	Buy	4/18/12	17,731	18,084	(353)
	Mexican Peso	Sell	4/18/12	3,356	3,338	(18)
	New Zealand Dollar	Buy	4/18/12	164	161	3
	New Zealand Dollar	Sell	4/18/12	164	166	2
	Norwegian Krone	Buy	4/18/12	456	448	8
	Norwegian Krone	Sell	4/18/12	456	463	7
	Polish Zloty	Buy	4/18/12	2,537	2,605	(68)
	Singapore Dollar	Sell	4/18/12	8,592	8,610	18
	South African Rand	Buy	4/18/12	32,415	33,146	(731)
	South Korean Won	Buy	4/18/12	4,848	4,910	(62)
	Swedish Krona	Buy	4/18/12	1,994	1,974	20
	Swedish Krona	Sell	4/18/12	1,994	1,936	(58)
	Taiwan Dollar	Sell	4/18/12	4,727	4,741	14
	Turkish Lira	Buy	4/18/12	2,851	2,970	(119)
Credit Suisse AG
	Australian Dollar	Buy	4/18/12	137,534	143,194	(5,660)
	Brazilian Real	Buy	4/18/12	6,933	7,529	(596)
	British Pound	Sell	4/18/12	269,970	269,083	(887)
	Canadian Dollar	Buy	4/18/12	16,637	16,748	(111)
	Canadian Dollar	Sell	4/18/12	16,638	16,757	119
	Chilean Peso	Buy	4/18/12	4,769	4,814	(45)
	Czech Koruna	Sell	4/18/12	10,099	10,017	(82)
	Euro	Sell	4/18/12	45,349	45,328	(21)
	Hungarian Forint	Buy	4/18/12	5,092	5,132	(40)
	Hungarian Forint	Sell	4/18/12	5,092	4,932	(160)
	Japanese Yen	Buy	4/18/12	46,304	47,226	(922)
	Mexican Peso	Sell	4/18/12	4,581	4,688	107
	New Zealand Dollar	Sell	4/18/12	4,662	4,725	63
	Norwegian Krone	Buy	4/18/12	33,503	34,231	(728)
	Polish Zloty	Buy	4/18/12	4,946	4,928	18
	Singapore Dollar	Sell	4/18/12	6,046	6,070	24
	South African Rand	Buy	4/18/12	5,697	5,672	25
	South African Rand	Sell	4/18/12	5,697	5,691	(6)
	South Korean Won	Buy	4/18/12	4,721	4,848	(127)
	Swedish Krona	Buy	4/18/12	34,819	34,641	178
	Swiss Franc	Sell	4/18/12	16,066	16,008	(58)
	Taiwan Dollar	Sell	4/18/12	2,646	2,628	(18)
	Turkish Lira	Buy	4/18/12	2,907	3,008	(101)
Deutsche Bank AG
	Australian Dollar	Buy	4/18/12	7,135	7,409	(274)
	Australian Dollar	Sell	4/18/12	7,135	7,211	76
	Brazilian Real	Buy	4/18/12	6,551	6,800	(249)
	Brazilian Real	Sell	4/18/12	6,551	6,537	(14)
	British Pound	Sell	4/18/12	270,929	270,064	(865)
	Canadian Dollar	Sell	4/18/12	71,159	71,982	823
	Czech Koruna	Sell	4/18/12	9,948	9,893	(55)
	Euro	Sell	4/18/12	54,685	54,716	31
	Mexican Peso	Sell	4/18/12	2,443	2,441	(2)
	New Zealand Dollar	Buy	4/18/12	82	83	(1)
	New Zealand Dollar	Sell	4/18/12	82	81	(1)
	Norwegian Krone	Sell	4/18/12	28,536	28,932	396
	Polish Zloty	Buy	4/18/12	4,657	4,602	55
	Singapore Dollar	Sell	4/18/12	6,046	6,073	27
	South African Rand	Buy	4/18/12	2,771	2,910	(139)
	South Korean Won	Buy	4/18/12	4,866	4,925	(59)
	Swedish Krona	Buy	4/18/12	453	319	134
	Turkish Lira	Buy	4/18/12	7,826	7,892	(66)
Goldman Sachs International
	Australian Dollar	Sell	4/18/12	28,851	29,562	711
	British Pound	Buy	4/18/12	19,032	18,972	60
	Canadian Dollar	Buy	4/18/12	28,664	28,775	(111)
	Canadian Dollar	Sell	4/18/12	28,664	28,996	332
	Chilean Peso	Buy	4/18/12	4,869	4,901	(32)
	Czech Koruna	Sell	4/18/12	10,104	10,006	(98)
	Euro	Sell	4/18/12	36,812	36,798	(14)
	Japanese Yen	Sell	4/18/12	68,093	69,451	1,358
	Norwegian Krone	Buy	4/18/12	12,162	12,051	111
	Norwegian Krone	Sell	4/18/12	12,162	12,328	166
	Singapore Dollar	Sell	4/18/12	4,853	4,876	23
	South African Rand	Buy	4/18/12	10,198	10,366	(168)
	South African Rand	Sell	4/18/12	10,198	10,365	167
	South Korean Won	Buy	4/18/12	4,834	4,896	(62)
	Swedish Krona	Buy	4/18/12	9,864	9,576	288
	Swedish Krona	Sell	4/18/12	9,864	9,763	(101)
	Taiwan Dollar	Sell	4/18/12	4,747	4,770	23
	Turkish Lira	Buy	4/18/12	7,826	7,908	(82)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/18/12	38,572	40,034	1,462
	British Pound	Buy	4/18/12	36,465	36,356	109
	Canadian Dollar	Buy	4/18/12	4,009	4,056	(47)
	Canadian Dollar	Sell	4/18/12	4,009	4,032	23
	Czech Koruna	Sell	4/18/12	10,099	10,001	(98)
	Euro	Buy	4/18/12	114,839	114,695	144
	Japanese Yen	Buy	4/18/12	6,297	6,960	(663)
	New Zealand Dollar	Buy	4/18/12	82	83	(1)
	New Zealand Dollar	Sell	4/18/12	82	81	(1)
	Norwegian Krone	Buy	4/18/12	16,725	16,964	(239)
	Norwegian Krone	Sell	4/18/12	16,725	16,572	(153)
	Singapore Dollar	Sell	4/18/12	6,046	6,072	26
	South Korean Won	Buy	4/18/12	4,720	4,762	(42)
	Swedish Krona	Buy	4/18/12	3,112	3,080	32
	Swedish Krona	Sell	4/18/12	3,112	3,021	(91)
	Turkish Lira	Buy	4/18/12	3,075	3,120	(45)
JPMorgan Chase Bank NA
	Australian Dollar	Sell	4/18/12	40,743	41,775	1,032
	Brazilian Real	Buy	4/18/12	2,402	2,875	(473)
	British Pound	Buy	4/18/12	49,740	49,683	57
	Canadian Dollar	Sell	4/18/12	53,820	54,471	651
	Czech Koruna	Sell	4/18/12	12,547	12,459	(88)
	Euro	Sell	4/18/12	83,762	83,790	28
	Japanese Yen	Buy	4/18/12	43,868	44,390	(522)
	Mexican Peso	Sell	4/18/12	4,800	4,864	64
	New Zealand Dollar	Buy	4/18/12	82	83	(1)
	New Zealand Dollar	Sell	4/18/12	82	81	(1)
	Norwegian Krone	Buy	4/18/12	16,374	16,629	(255)
	Norwegian Krone	Sell	4/18/12	16,374	16,396	22
	Polish Zloty	Buy	4/18/12	5,203	5,274	(71)
	Singapore Dollar	Sell	4/18/12	18,615	18,687	72
	South African Rand	Buy	4/18/12	5,255	5,288	(33)
	South African Rand	Sell	4/18/12	5,255	5,335	80
	South Korean Won	Buy	4/18/12	4,745	4,802	(57)
	Swedish Krona	Buy	4/18/12	5,166	5,189	(23)
	Swiss Franc	Sell	4/18/12	16,066	16,005	(61)
	Taiwan Dollar	Sell	4/18/12	4,832	4,849	17
	Turkish Lira	Buy	4/18/12	5,702	5,776	(74)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	4/18/12	27,507	28,565	1,058
	Brazilian Real	Buy	4/18/12	8,899	9,618	(719)
	British Pound	Buy	4/18/12	1,120	1,218	(98)
	Canadian Dollar	Buy	4/18/12	28,564	29,076	(512)
	Czech Koruna	Sell	4/18/12	12,654	12,603	(51)
	Euro	Sell	4/18/12	34,945	34,961	16
	Hungarian Forint	Buy	4/18/12	4,958	4,987	(29)
	Hungarian Forint	Sell	4/18/12	4,958	4,928	(30)
	Japanese Yen	Buy	4/18/12	17,157	17,447	(290)
	Mexican Peso	Sell	4/18/12	8,648	8,877	229
	Norwegian Krone	Sell	4/18/12	17,287	17,200	(87)
	Polish Zloty	Buy	4/18/12	5,010	5,062	(52)
	Singapore Dollar	Sell	4/18/12	9,705	9,748	43
	South African Rand	Buy	4/18/12	16,598	17,335	(737)
	South Korean Won	Buy	4/18/12	4,992	5,000	(8)
	Swedish Krona	Buy	4/18/12	29,140	28,819	321
	Taiwan Dollar	Buy	4/18/12	1,027	1,015	12
	Turkish Lira	Buy	4/18/12	5,031	4,992	39
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/12	171,039	178,460	(7,421)
	Brazilian Real	Buy	4/18/12	4,095	4,818	(723)
	British Pound	Buy	4/18/12	88,124	87,896	228
	Canadian Dollar	Buy	4/18/12	49,410	49,897	(487)
	Chilean Peso	Buy	4/18/12	4,831	4,866	(35)
	Czech Koruna	Sell	4/18/12	15,140	15,052	(88)
	Euro	Buy	4/18/12	5,202	5,273	(71)
	Hungarian Forint	Buy	4/18/12	4,476	4,543	(67)
	Japanese Yen	Buy	4/18/12	27,742	28,136	(394)
	Mexican Peso	Sell	4/18/12	3,333	3,378	45
	Norwegian Krone	Sell	4/18/12	24,324	24,472	148
	Polish Zloty	Buy	4/18/12	2,473	2,505	(32)
	Singapore Dollar	Sell	4/18/12	6,046	6,072	26
	South African Rand	Buy	4/18/12	11,928	12,046	(118)
	South African Rand	Sell	4/18/12	11,928	12,075	147
	South Korean Won	Buy	4/18/12	4,593	4,738	(145)
	Swedish Krona	Buy	4/18/12	15,740	15,709	31
	Swiss Franc	Sell	4/18/12	16,066	16,006	(60)
	Taiwan Dollar	Buy	4/18/12	15,099	15,108	(9)
	Taiwan Dollar	Sell	4/18/12	15,099	15,123	24
	Turkish Lira	Buy	4/18/12	4,640	4,879	(239)
UBS AG
	Australian Dollar	Sell	4/18/12	38,985	40,531	1,546
	Brazilian Real	Buy	4/18/12	14,685	15,461	(776)
	Brazilian Real	Sell	4/18/12	14,686	14,932	246
	British Pound	Buy	4/18/12	63,174	63,387	(213)
	Canadian Dollar	Buy	4/18/12	17,138	17,319	(181)
	Czech Koruna	Sell	4/18/12	15,285	15,297	12
	Euro	Sell	4/18/12	72,158	72,115	(43)
	Hungarian Forint	Buy	4/18/12	5,068	5,050	18
	Japanese Yen	Sell	4/18/12	91,373	93,756	2,383
	Mexican Peso	Sell	4/18/12	4,511	4,788	277
	Norwegian Krone	Buy	4/18/12	37,030	37,970	(940)
	Polish Zloty	Buy	4/18/12	5,203	5,216	(13)
	Singapore Dollar	Sell	4/18/12	6,046	6,075	29
	South African Rand	Buy	4/18/12	8,546	8,597	(51)
	South African Rand	Sell	4/18/12	8,546	8,686	140
	South Korean Won	Buy	4/18/12	4,620	4,745	(125)
	Swedish Krona	Buy	4/18/12	17,432	17,336	96
	Swiss Franc	Sell	4/18/12	16,398	16,303	(95)
	Taiwan Dollar	Buy	4/18/12	359	351	8
	Turkish Lira	Buy	4/18/12	2,739	2,942	(203)
Westpac Banking Corp.
	Australian Dollar	Sell	4/18/12	65,458	67,282	1,824
	British Pound	Buy	4/18/12	20,791	20,724	67
	Canadian Dollar	Buy	4/18/12	12,027	12,290	(263)
	Euro	Sell	4/18/12	11,871	11,795	(76)
	Japanese Yen	Buy	4/18/12	50,035	50,774	(739)
	Mexican Peso	Sell	4/18/12	9,975	10,083	108
	New Zealand Dollar	Buy	4/18/12	327	331	(4)
	New Zealand Dollar	Sell	4/18/12	327	323	(4)
	Norwegian Krone	Sell	4/18/12	24,956	25,298	342
	Swedish Krona	Buy	4/18/12	50,575	50,029	546

Total						$(15,961)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	12	$385,546	Jun-12	$4,651
NASDAQ 100 Index E-Mini (Short)	5	275,075	Jun-12	(11,128)
S&P 500 Index E-Mini (Long)	10	701,625	Jun-12	28,130
S&P Mid Cap 400 Index E-Mini (Long)	6	595,380	Jun-12	18,588
U.S. Treasury Bond 30 yr (Long)	6	826,500	Jun-12	(21,105)
U.S. Treasury Note 10 yr (Short)	3	388,453	Jun-12	4,338

Total				$23,474

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $423,679) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Call)	$23,253	Apr-12/145.00	$5,058
SPDR S&P 500 ETF Trust (Put)	1,555	Mar-13/100.00	3,017
SPDR S&P 500 ETF Trust (Put)	1,602	Feb-13/100.00	2,946
SPDR S&P 500 ETF Trust (Put)	2,602	Jan-13/95.00	3,143
SPDR S&P 500 ETF Trust (Put)	2,457	Dec-12/85.00	1,612
SPDR S&P 500 ETF Trust (Put)	1,615	Nov-12/85.00	823
SPDR S&P 500 ETF Trust (Put)	1,555	Sep-12/113.00	2,184
SPDR S&P 500 ETF Trust (Put)	1,602	Aug-12/110.00	1,288
SPDR S&P 500 ETF Trust (Put)	2,602	Jul-12/105.00	996
SPDR S&P 500 ETF Trust (Put)	2,457	Jun-12/95.00	200
SPDR S&P 500 ETF Trust (Put)	1,615	May-12/90.00	20
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	295,474	Aug-16/3.625	18,680
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	295,474	Aug-16/3.625	21,422
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026.	53,754	Aug-16/4.35	5,927
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	71,477	Aug-16/4.28	3,241
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	71,477	Aug-16/4.28	7,592
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	67,105	Jul-16/4.67	2,469
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	67,105	Jul-16/4.67	8,672
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	26,842	Jul-16/4.80	919
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	26,842	Jul-16/4.80	3,687
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	42,002	Jul-16/4.79	1,443
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	42,002	Jul-16/4.79	5,751
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 4.61% versus the three month USD-LIBOR-BBA maturing June 2021.	468,449	Jun-16/4.61	8,752
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.61% versus the three month USD-LIBOR-BBA maturing June 2021.	468,449	Jun-16/4.61	37,721
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing June 2026.	212,304	Jun-16/4.77	7,148
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing June 2026.	212,304	Jun-16/4.77	29,023
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.78% versus the three month USD-LIBOR-BBA maturing June 2026.	930,341	Jun-16/4.78	31,156
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.78% versus the three month USD-LIBOR-BBA maturing June 2026.	930,341	Jun-16/4.78	127,771
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.3625% versus the three month USD-LIBOR-BBA maturing January 2023.	16,000	Jan-13/2.3625	337
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.355% versus the three month USD-LIBOR-BBA maturing December 2022.	16,000	Dec-12/2.355	331
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.345% versus the three month USD-LIBOR-BBA maturing December 2022.	16,000	Dec-12/2.345	320
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.335% versus the three month USD-LIBOR-BBA maturing November 2022.	16,000	Nov-12/2.335	308
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.32% versus the three month USD-LIBOR-BBA maturing November 2022.	16,000	Nov-12/2.32	296
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.443% versus the three month USD-LIBOR-BBA maturing October 2022.	59,000	Oct-12/2.443	1,378
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.419% versus the three month USD-LIBOR-BBA maturing September 2022.	59,000	Sep-12/2.419	1,259
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4475% versus the three month USD-LIBOR-BBA maturing August 2022.	139,000	Aug-12/2.4475	3,096
Option on an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	95,200	Aug-12/2.855	783
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	95,200	Aug-12/2.855	4,580
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	67,100	Aug-12/2.73	713
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	67,100	Aug-12/2.73	2,632
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.394% versus the three month USD-LIBOR-BBA maturing August 2022.	59,000	Aug-12/2.394	1,130
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.6825% versus the three month USD-LIBOR-BBA maturing July 2022.	22,000	Jul-12/2.6825	790
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	14,000	Jul-12/2.1714	128
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	14,000	Jul-12/2.1714	128
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	14,000	Jul-12/2.1714	128
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	14,000	Jul-12/2.1714	128
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	14,000	Jul-12/2.1714	128
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	154,000	Jul-12/2.6075	4,711
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	154,000	Jul-12/2.6075	4,711
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.61875% versus the three month USD-LIBOR-BBA maturing July 2022.	154,000	Jul-12/2.61875	4,814
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.372% versus the three month USD-LIBOR-BBA maturing July 2022.	59,000	Jul-12/2.372	990
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	14,000	Jun-12/2.183	110
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	14,000	Jun-12/2.183	110
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	14,000	Jun-12/2.183	110
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	14,000	Jun-12/2.183	110
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	14,000	Jun-12/2.183	110
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.346% versus the three month USD-LIBOR-BBA maturing June 2022.	59,000	Jun-12/2.346	815
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.324% versus the three month USD-LIBOR-BBA maturing May 2022.	59,000	May-12/2.324	614
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.60% versus the three month USD-LIBOR-BBA maturing April 2022.	30,000	Apr-12/2.60	833
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	21,000	Apr-12/2.111	29
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	21,000	Apr-12/2.111	29
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	21,000	Apr-12/2.111	29
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	21,000	Apr-12/2.111	29
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	21,000	Apr-12/2.111	29
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.498	2,796
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.498	2,796
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.4275	1,952
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.4275	1,952
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.4275	1,952
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.4275	1,952
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.4275	1,952
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	148,000	Apr-12/2.4275	1,952

Total			$396,741

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $3,106,953) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s, April 1, 2042	$ 1,000,000	4/12/2012	$ 1,048,359
Federal National Mortgage Association, 3 1/2s, April 1, 2042	2,000,000	4/12/2012	2,053,750

Total			$ 3,102,109

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty /			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
		$864,000		$—	3/23/14	0.643%	3 month USD-LIBOR-BBA	$(1,084)
		270,000		—	3/23/17	1.4045%	3 month USD-LIBOR-BBA	(1,845)
		831,000		—	3/23/22	3 month USD-LIBOR-BBA	2.388%	8,004
		47,000		—	3/23/42	3 month USD-LIBOR-BBA	3.0995%	492
		141,000		—	4/02/22	3 month USD-LIBOR-BBA	2.225%	(878)
	Barclay's Bank, PLC
		282,000		(705)	3/23/14	0.52%	3 month USD-LIBOR-BBA	(366)
		24,000	(E)	—	4/11/22	2.265%	3 month USD-LIBOR-BBA	77
		34,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	394
		554,000		—	3/14/14	0.57%	3 month USD-LIBOR-BBA	51
		85,000		—	3/14/42	3 month USD-LIBOR-BBA	2.84%	(3,218)
		205,000		—	3/14/17	1.136%	3 month USD-LIBOR-BBA	1,017
		84,000		—	3/14/22	3 month USD-LIBOR-BBA	2.08%	(1,419)
		56,000		—	3/14/17	3 month USD-LIBOR-BBA	1.133%	(286)
		65,000		—	3/14/22	2.078%	3 month USD-LIBOR-BBA	1,110
		6,000		—	3/14/42	2.834%	3 month USD-LIBOR-BBA	234
		29,000		—	3/14/22	3 month USD-LIBOR-BBA	2.0975%	(443)
		177,000		—	3/15/22	3 month USD-LIBOR-BBA	2.18551%	(1,464)
		2,610,000		—	3/15/14	0.5965%	3 month USD-LIBOR-BBA	(1,048)
		790,000		—	3/15/17	1.1815%	3 month USD-LIBOR-BBA	2,835
		1,248,000		—	3/15/22	2.1255%	3 month USD-LIBOR-BBA	17,196
		137,000		—	3/15/42	3 month USD-LIBOR-BBA	2.8737%	(4,748)
		23,000		—	3/19/14	3 month USD-LIBOR-BBA	0.624%	21
		7,000		—	3/19/17	3 month USD-LIBOR-BBA	1.324%	22
		33,000		—	3/19/22	2.33%	3 month USD-LIBOR-BBA	(151)
		2,000		—	3/19/42	3.083%	3 month USD-LIBOR-BBA	(15)
		109,000		—	3/20/14	3 month USD-LIBOR-BBA	0.6362%	126
		95,000		—	3/20/17	3 month USD-LIBOR-BBA	1.37%	505
		145,000		—	3/20/22	2.3975%	3 month USD-LIBOR-BBA	(1,555)
		78,000		—	3/20/14	3 month USD-LIBOR-BBA	0.642%	99
		24,000		—	3/20/17	3 month USD-LIBOR-BBA	1.386%	146
		112,000		—	3/20/22	2.405%	3 month USD-LIBOR-BBA	(1,279)
		7,000		—	3/20/42	3.151%	3 month USD-LIBOR-BBA	(148)
		17,000		—	3/21/14	3 month USD-LIBOR-BBA	0.628%	17
		44,000		—	3/21/17	3 month USD-LIBOR-BBA	1.38%	253
		61,000		—	3/21/22	2.374%	3 month USD-LIBOR-BBA	(520)
		6,000		—	3/21/42	3.11%	3 month USD-LIBOR-BBA	(76)
		81,000		—	3/21/14	0.62125%	3 month USD-LIBOR-BBA	(68)
		25,000		—	3/23/14	3 month USD-LIBOR-BBA	0.639%	29
		127,000		—	4/03/14	3 month USD-LIBOR-BBA	.587%	8
		63,000		—	4/03/17	3 month USD-LIBOR-BBA	1.2475%	(93)
		138,000		—	4/03/22	3 month USD-LIBOR-BBA	2.234%	(766)
		11,000		—	4/03/42	2.976%	3 month USD-LIBOR-BBA	174
	GBP	50,000		—	1/23/22	2.4275%	6 month GBP-LIBOR-BBA	(94)
	GBP	14,000		—	2/17/17	6 month GBP-LIBOR-BBA	1.6575%	74
	GBP	7,000		—	2/17/22	6 month GBP-LIBOR-BBA	2.48%	59
	JPY	20,085,000		—	2/13/17	6 month JPY-LIBOR-BBA	0.48%	60
	JPY	10,042,500		—	2/16/17	6 month JPY-LIBOR-BBA	0.4675%	(41)
	JPY	20,085,000		—	2/17/17	6 month JPY-LIBOR-BBA	0.44125%	(400)
	JPY	79,000,000		—	3/6/14	6 month JPY-LIBOR-BBA	0.34375%	(74)
	JPY	31,900,000		—	3/6/17	0.4725%	6 month JPY-LIBOR-BBA	133
	JPY	128,900,000		—	3/30/14	0.3525%	6 month JPY-LIBOR-BBA	(102)
	JPY	18,100,000		—	3/30/17	0.4925%	6 month JPY-LIBOR-BBA	(67)
	Citibank, N.A.
		$14,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	(157)
		34,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	394
		2,321,000		—	3/23/14	0.646%	3 month USD-LIBOR-BBA	(3,052)
		462,000		—	3/23/17	3 month USD-LIBOR-BBA	1.4259%	3,640
		637,000		—	3/23/22	2.4285%	3 month USD-LIBOR-BBA	(8,505)
		87,000		—	3/23/42	3.1348%	3 month USD-LIBOR-BBA	(1,532)
	Credit Suisse International
		34,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	394
		12,000	(E)	—	8/17/22	3 month USD-LIBOR-BBA	2.4475%	33
		26,000		—	3/19/14	0.651%	3 month USD-LIBOR-BBA	(38)
		258,000		—	3/19/17	3 month USD-LIBOR-BBA	1.377%	1,467
		1,138,000		—	3/19/22	3 month USD-LIBOR-BBA	2.388%	11,283
		34,000		—	3/19/42	3 month USD-LIBOR-BBA	3.1405%	648
		18,000		—	3/19/42	3.075%	3 month USD-LIBOR-BBA	(105)
		489,000		—	3/27/22	2.292%	3 month USD-LIBOR-BBA	(220)
	SEK	190,000		—	1/23/22	2.30%	3 month SEK-STIBOR-SIDE	833
	SEK	190,000		—	1/25/22	2.4275%	3 month SEK-STIBOR-SIDE	511
	SEK	190,000		—	2/20/22	3 month SEK-STIBOR-SIDE	2.38%	(625)
	SEK	99,000		—	2/23/22	2.545%	3 month SEK-STIBOR-SIDE	109
	SEK	129,000		—	2/24/22	2.5375%	3 month SEK-STIBOR-SIDE	155
	SEK	220,000		—	3/1/14	1.9675%	3 month SEK-STIBOR-SIDE	112
	SEK	20,000		—	3/1/17	2.165%	3 month SEK-STIBOR-SIDE	23
	SEK	326,000		—	3/6/22	3 month SEK-STIBOR-SIDE	2.475%	(668)
	Deutsche Bank AG
		$7,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	(83)
		34,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	394
		28,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	503
		34,000		—	3/01/14	0.5815%	3 month USD-LIBOR-BBA	(5)
		1,579,000		—	3/05/14	3 month USD-LIBOR-BBA	0.567%	(217)
		1,000,000		—	3/05/17	3 month USD-LIBOR-BBA	1.1673%	(3,767)
		1,145,000		—	3/05/22	2.133%	3 month USD-LIBOR-BBA	14,151
		393,000		—	3/05/42	2.856%	3 month USD-LIBOR-BBA	14,752
		32,400		—	3/12/22	3 month USD-LIBOR-BBA	2.092%	(540)
		165,000		—	3/19/22	2.335%	3 month USD-LIBOR-BBA	(833)
	Goldman Sachs International
		156,000		(4,333)	3/26/22	2.075%	3 month USD-LIBOR-BBA	(1,299)
		34,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	394
		28,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	503
		254,100		—	2/22/14	1 month USD-FEDERAL FUNDS-H.15	0.1925%	(143)
		69,000		—	2/23/14	0.19625%	1 month USD-FEDERAL FUNDS-H.15	33
		185,100		—	3/20/14	0.277%	1 month USD-FEDERAL FUNDS-H.15	(170)
		2,508,000		—	3/22/14	3 month USD-LIBOR-BBA	0.6345%	2,681
		130,000		—	3/22/22	2.413%	3 month USD-LIBOR-BBA	(1,562)
		1,154,000		—	3/22/17	1.4097%	3 month USD-LIBOR-BBA	(8,240)
		356,000		—	3/22/42	3 month USD-LIBOR-BBA	3.1405%	6,705
	GBP	9,000		—	2/8/22	6 month GBP-LIBOR-BBA	2.4825%	87
	GBP	58,000		—	2/8/17	1.625%	6 month GBP-LIBOR-BBA	(183)
	GBP	18,000		—	2/8/42	6 month GBP-LIBOR-BBA	3.145%	(493)
	GBP	268,000		—	2/8/14	1 month GBP-WMBA-SONIA-COMPOUND	0.5175%	(126)
	GBP	292,000		—	2/10/14	1 month GBP-WMBA-SONIA-COMPOUND	0.505%	(254)
	GBP	10,000		—	2/17/42	3.2075%	6 month GBP-LIBOR-BBA	47
	GBP	122,100		—	2/17/14	0.5625%	1 month GBP-WMBA-SONIA-COMPOUND	(229)
	GBP	134,000		—	2/21/14	0.558%	1 month GBP-WMBA-SONIA-COMPOUND	(97)
	GBP	30,000		—	2/24/17	6 month GBP-LIBOR-BBA	1.565%	(65)
	GBP	10,000		—	2/24/22	6 month GBP-LIBOR-BBA	2.39%	(55)
	GBP	10,000		—	2/24/42	3.13125%	6 month GBP-LIBOR-BBA	298
	GBP	130,000		—	2/24/14	0.5125%	1 month GBP-WMBA-SONIA-COMPOUND	95
	GBP	31,000		—	3/2/17	6 month GBP-LIBOR-BBA	1.5475%	(120)
	GBP	22,000		—	3/2/22	6 month GBP-LIBOR-BBA	2.3975%	(109)
	GBP	3,000		—	3/2/42	6 month GBP-LIBOR-BBA	3.135%	(87)
	GBP	38,000		—	3/2/14	1 month GBP-WMBA-SONIA-COMPOUND	0.54%	(4)
	SEK	341,000		—	2/13/17	2.15%	3 month SEK-STIBOR-SIDE	450
	SEK	341,000		—	2/20/17	3 month SEK-STIBOR-SIDE	1.995%	(809)
	SEK	1,098,300		—	2/21/14	3 month SEK-STIBOR-SIDE	1.895%	(809)
	SEK	244,400		—	2/21/22	2.485%	3 month SEK-STIBOR-SIDE	462
	SEK	331,000		—	2/23/17	2.1575%	3 month SEK-STIBOR-SIDE	404
	SEK	130,000		—	3/1/22	3 month SEK-STIBOR-SIDE	2.5275%	(174)
	SEK	262,000		—	3/6/17	3 month SEK-STIBOR-SIDE	2.115%	(400)
	JPMorgan Chase Bank NA
		$888,000		—	3/26/14	3 month USD-LIBOR-BBA	0.6275%	815
		373,000		—	3/26/17	3 month USD-LIBOR-BBA	1.3425%	1,327
		1,612,000		—	3/26/22	3 month USD-LIBOR-BBA	2.3245%	5,552
		6,000		—	3/26/42	3 month USD-LIBOR-BBA	3.0525%	4
		489,000		—	3/27/22	3 month USD-LIBOR-BBA	2.315%	1,253
	JPY	13,060,000		—	2/20/22	6 month JPY-LIBOR-BBA	0.965%	(773)
	JPY	51,500,000		—	3/6/14	6 month JPY-LIBOR-BBA	0.34375%	(48)
	JPY	11,100,000		—	3/6/22	1.0175%	6 month JPY-LIBOR-BBA	71
		34,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	394

	Total							$45,269
(E)	See Total return swap contracts note and/or Interest rate swap contracts note(s) regarding extended effective dates.

	TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Upfront		Fixed payments	Total return	Unrealized
	Swap counterparty /			premium	Termination	received (paid) by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	or paid by fund	(depreciation)

	Bank of America N.A.
		$32,622		$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$557
	baskets	5,386		—	3/14/13	(3 month USD-LIBOR-BBA)	A basket (MLTRFCF) of common stocks	3,820
	baskets	3,500		—	3/14/13	(3 month USD-LIBOR-BBA)	A basket (MLTRFCF) of common stocks	2,471
	shares	2,535		—	7/30/12	3 month USD-LIBOR-BBA	Market Vectors Gold Miners ETF	(17,502)
	units	140		—	3/14/13	(3 month USD-LIBOR-BBA)	Russell 1000 Total Return Index	(4,687)
	units	91		—	3/14/13	(3 month USD-LIBOR-BBA)	Russell 1000 Total Return Index	(2,827)
	Barclay's Bank, PLC
		$50,044		—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	835
		173,663		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	2,674
	Citibank, N.A.
	baskets	5	(F)	—	2/13/13	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (CGPUTQL2) of common stocks	29,757
	baskets	5,486	(F)	—	3/28/13	(3 month USD-LIBOR-BBA)	A basket (CGPUTS10) of common stocks	(5,604)
	units	100		—	2/13/13	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(17,734)
	Credit Suisse International
		$967,150		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	1,102
		4,575		—	2/11/13	(3 month USD-LIBOR-BBA minus 0.35%)	iShares MSCI Emerging Markets Index	5
		32,622		—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	557
	Goldman Sachs International
		72,876		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	1,082
		63,573		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	944
		18,607		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	276
		59,697		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	887
		64,348		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	956
		93,683		—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	1,601
		1,854		23	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(7)
	EUR	69,000		—	10/18/13	(1.7775%)	Eurostat Eurozone HICP excluding tobacco	(1,079)
	shares	1,992		—	5/2/12	(1 month USD-LIBOR-BBA)	iShares MSCI Emerging Markets Index	(3,400)
	UBS AG
	baskets	4,880		—	5/24/12	(3 month USD-LIBOR-BBA plus 0.60%)	A basket (UBSEMBSK) of common stocks	(5,088)
	contracts	1,148		—	5/24/12	3 month USD-LIBOR-BBA minus 0.35%	MSCI Daily Total Return Net USD Index	10,982

	Total							$578
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (”ASC 820”) based on the securities' valuation inputs.

Key to holding's currency abbreviations
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
Key to holding's abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $14,030,045.
(b)	The aggregate identified cost on a tax basis is $17,322,072, resulting in gross unrealized appreciation and depreciation of $471,006 and $262,096, respectively, or net unrealized appreciation of $208,910.
(NON)	Non-income-producing security.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $1,167 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $5,258,080 and $2,364,729, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $8,412,572 to cover certain derivatives contracts.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Investments in other open-end investment companies, (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
Outstanding contracts on purchased options contracts and written options contracts at the close of the reporting period are indicative of the volume of activity for each during the reporting period.
Futures contracts: The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk or to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to credit risk, to gain exposure to specific markets/countries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $5,000,000 on total return swap contracts for the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Credit default contracts: The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.
Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $118,972 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $218,525 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $231,675.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$98,115	$—	$—
Capital goods	153,705	—	—
Communication services	93,308	—	—
Conglomerates	64,485	—	—
Consumer cyclicals	428,048	—	—
Consumer staples	407,962	—	—
Energy	342,829	—	—
Financials	439,933	—	—
Health care	362,338	—	—
Technology	983,528	—	—
Transportation	71,939	—	—
Utilities and power	118,857	—	—
Total common stocks	3,565,047	—	—
Commodity linked notes	—	233,664	—
Investment Companies	46,860	—	—
Mortgage-backed securities	—	728,425	—
Purchased options outstanding	—	468,733	—
U.S. Government and Agency Mortgage Obligations	—	3,102,109	—
U.S. Treasury Obligations	—	111,728	—
Short-term investments	5,278,796	3,995,620	—

Totals by level	$8,890,703	$8,640,279	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(15,961)	$—
Futures contracts	23,474		—
Written options	—	(396,741)	—
TBA sale commitments	—	(3,102,109)	—
Interest rate swap contracts	—	50,307	—
Total return swap contracts	—	555	—
Credit default contracts	—	(30,972)	—

Totals by level	$23,474	$(3,494,921)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$14,524	$45,496
Foreign exchange contracts	26,952	42,913
Equity contracts	133,042	89,257
Interest rate contracts	557,390	454,847

Total	$731,908	$632,513

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT American Government Income Fund

The fund's portfolio
3/31/12 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (74.3%)(a)
		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.6%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028 to July 20, 2036		$211,671	$240,382
6s, with due dates from April 15, 2028 to November 20, 2038		733,644	823,051
5 1/2s, April 20, 2038		1,186,785	1,317,378
5s, with due dates from July 20, 2033 to July 20, 2039		2,407,257	2,657,196
4s, TBA, April 1, 2042		1,000,000	1,072,734
3 1/2s, TBA, April 1, 2042		1,000,000	1,042,344

			7,153,085
U.S. Government Agency Mortgage Obligations (68.7%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to July 1, 2031		70,611	82,720
7s, with due dates from November 1, 2026 to May 1, 2032		804,148	913,666
5 1/2s, December 1, 2033		125,712	137,836
4s, TBA, April 1, 2042		12,000,000	12,544,687

Federal National Mortgage Association Pass-Through Certificates
7 1/2s, with due dates from September 1, 2030 to November 1, 2030		50,366	59,324
7s, with due dates from December 1, 2028 to December 1, 2035		1,079,727	1,230,181
6 1/2s, September 1, 2036		81,384	90,998
5s, February 1, 2039		217,183	234,362
4 1/2s, April 1, 2041		188,461	200,181
3 1/2s, March 1, 2042(FWC)		760,941	787,336
3 1/2s, TBA, May 1, 2042		10,000,000	10,238,281
3 1/2s, TBA, April 1, 2042		59,000,000	60,585,625

			87,105,197

Total U.S. government and agency mortgage obligations (cost $94,034,656)			$94,258,282

U.S. TREASURY OBLIGATIONS (40.3%)(a)
		Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023		$3,076,000	$4,513,825
6 7/8s, August 15, 2025(SEGSF)		3,866,000	5,720,866
6 1/4s, May 15, 2030(SEGSF)		6,505,000	9,525,553
6 1/4s, August 15, 2023(SEGSF)		4,440,000	6,156,105
6s, February 15, 2026(SEGSF)		4,000,000	5,525,488
5 1/2s, August 15, 2028		3,075,000	4,119,066
5 1/4s, November 15, 2028(SEGSF)		3,805,000	4,974,873
4 1/2s, August 15, 2039(SEGSF)		2,518,000	3,084,924
4 1/2s, February 15, 2036(SEG)(SEGSF)		3,077,000	3,758,106
4 3/8s, February 15, 2038(SEGSF)		3,086,000	3,706,755

U.S. Treasury Notes 2 5/8s, November 15, 2020		32,000	33,658

Total U.S. treasury Obligations (cost $42,902,115)			$51,119,219

MORTGAGE-BACKED SECURITIES (21.0%)(a)
		Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.82s, 2037		$48,118	$74,905
IFB Ser. 2979, Class AS, 23.387s, 2034		67,597	92,388
IFB Ser. 3072, Class SM, 22.91s, 2035		135,735	204,124
IFB Ser. 3072, Class SB, 22.764s, 2035		110,633	165,651
IFB Ser. 3065, Class DC, 19.135s, 2035		577,338	863,490
IFB Ser. 3031, Class BS, 16.121s, 2035		162,313	215,839
IFB Ser. 3835, Class SN, 15.521s, 2041		1,927,931	2,618,324
IFB Ser. 3940, Class PS, IO, 6.408s, 2040		1,443,910	251,096
IFB Ser. 3803, Class SP, IO, 6.358s, 2038		1,743,198	249,765
IFB Ser. 3994, Class AS, IO, 6.258s, 2042		1,159,478	237,693
IFB Ser. 3751, Class SB, IO, 5.798s, 2039		2,274,687	344,046
IFB Ser. 4001, Class NS, IO, 5.758s, 2039		2,399,328	435,628
IFB Ser. 3852, Class SG, 4.788s, 2041		824,834	791,568
Ser. 4018, Class DI, IO, 4 1/2s, 2041		1,954,000	308,517
Ser. 3747, Class HI, IO, 4 1/2s, 2037		120,257	14,989
Ser. 3768, Class MI, IO, 4s, 2035		2,387,834	245,785
Ser. 3738, Class MI, IO, 4s, 2034		3,397,044	291,987
Ser. 3327, Class IF, IO, zero %, 2037		1,937	—
Ser. 3439, Class AO, PO, zero %, 2037		1,101	1,101
Ser. 3300, PO, zero %, 2037		28,031	25,603
Ser. 2684, PO, zero %, 2033		95,010	90,703
FRB Ser. 3326, Class YF, zero %, 2037		1,279	1,196
FRB Ser. 3326, Class WF, zero %, 2035		13,162	11,356

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.45s, 2036		206,524	365,127
IFB Ser. 06-8, Class HP, 23.68s, 2036		125,008	202,675
IFB Ser. 05-45, Class DA, 23.534s, 2035		191,073	300,690
IFB Ser. 07-53, Class SP, 23.314s, 2037		159,937	242,591
IFB Ser. 08-24, Class SP, 22.397s, 2038		850,375	1,250,391
IFB Ser. 05-122, Class SE, 22.254s, 2035		173,816	253,402
IFB Ser. 05-75, Class GS, 19.525s, 2035		174,680	245,588
IFB Ser. 05-106, Class JC, 19.374s, 2035		130,039	198,598
IFB Ser. 05-83, Class QP, 16.765s, 2034		61,656	83,852
IFB Ser. 11-4, Class CS, 12.417s, 2040		546,668	634,134

IFB Ser. 10-129, Class PS, IO, 6.458s, 2038		968,246	166,417
IFB Ser. 12-14, Class SP, IO, 6.308s, 2041		2,683,026	559,840
IFB Ser. 12-30, Class SB, IO, 6.3s, 2041		3,611,000	753,399
IFB Ser. 12-3, Class SD, IO, 6.268s, 2042		1,379,249	263,726
IFB Ser. 12-14, Class SA, IO, 6.258s, 2042		2,636,734	545,567
IFB Ser. 11-27, Class AS, IO, 6.238s, 2041		1,270,417	192,811
IFB Ser. 12-30, Class BS, IO, 6.2s, 2042		2,260,000	468,588
IFB Ser. 11-132, Class SB, IO, 5.858s, 2030		989,619	161,466
IFB Ser. 10-140, Class GS, IO, 5.758s, 2039		1,534,519	247,681
FRB Ser. 03-W8, Class 3F2, 0.592s, 2042		11,766	11,508
FRB Ser. 07-95, Class A3, 0.492s, 2036		2,308,000	2,123,360
Ser. 08-53, Class DO, PO, zero %, 2038		212,113	178,845
Ser. 07-44, Class CO, PO, zero %, 2037		83,777	73,953
Ser. 04-61, Class CO, PO, zero %, 2031		21,341	21,196
Ser. 1988-12, Class B, zero %, 2018		2,042	1,919
FRB Ser. 05-45, Class FG, zero %, 2035		677	674

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.497s, 2041		1,068,554	1,619,575
IFB Ser. 10-158, Class SD, 14.275s, 2040		209,000	279,414
IFB Ser. 11-70, Class WS, 9.217s, 2040		360,000	388,256
IFB Ser. 11-72, Class SE, 7.082s, 2041		1,341,000	1,332,969
IFB Ser. 11-81, Class SB, IO, 6.463s, 2036		2,661,957	506,757
IFB Ser. 11-61, Class CS, IO, 6.438s, 2035		631,281	97,701
IFB Ser. 10-85, Class SD, IO, 6.408s, 2038		1,161,179	196,773
IFB Ser. 09-103, Class SW, IO, 6.158s, 2037		2,256,537	263,654
IFB Ser. 10-20, Class SC, IO, 5.908s, 2040		1,828,948	308,379
IFB Ser. 10-115, Class TS, IO, 5.858s, 2038		1,636,142	251,377
IFB Ser. 11-70, Class SN, IO, 5.658s, 2041		259,000	75,162
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		1,522,771	263,630
Ser. 11-81, Class PI, IO, 4 1/2s, 2037		1,053,146	129,158
Ser. 12-8, Class PI, IO, 4s, 2041		2,805,288	498,780
Ser. 10-116, Class QI, IO, 4s, 2034		1,816,940	185,089
Ser. 11-116, Class BI, IO, 4s, 2026		4,392,017	512,460
Ser. 11-70, PO, zero %, 2041		3,383,299	2,665,397
Ser. 06-36, Class OD, PO, zero %, 2036		9,748	9,073

Total mortgage-backed securities (cost $24,930,133)			$26,667,356

PURCHASED OPTIONS OUTSTANDING (7.1%)(a)
	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	$612,000	$5,826

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.064% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.064	612,000	4,920

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	533,000	224

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.042% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.042	612,000	3,892

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	3,211,676	289,019

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	3,211,676	7,258

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	2,676,397	275,776

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	2,676,397	238,708

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	2,676,397	5,915

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	2,676,397	4,015

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	1,070,559	109,400

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	1,070,559	1,563

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	2,676,397	280,834

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	2,676,397	3,506

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA June 2022.	Jun-12/1.683	533,000	224

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA April 2022.	Apr-12/1.861	533,000	27

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,465,000	25

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 2.015% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.015	494,000	5

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.765% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.765	1,236,000	1

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA July 2026.	Jul-16/4.74	4,526,000	605,411

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA July 2026.	Jul-16/4.74	4,526,000	159,247

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	2,481,000	17,193

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	533,000	27

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	533,000	432

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,465,000	25

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	6,307,000	669,930

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	6,307,000	285,972

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	4,526,000	584,895

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	4,526,000	166,539

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	1,386,000	17,893

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.169% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	1,386,000	15,288

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9475% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	3,723,000	17,051

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	2,271,700	109,291

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	2,271,700	18,673

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.144% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	1,386,000	12,543

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,465,000	25

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	2,481,000	17,193

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.096% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	1,386,000	6,417

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.074% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.074	1,386,000	3,160

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.122% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	1,386,000	9,688

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	533,000	432

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765	4,507,000	392,735

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765	4,507,000	75,997

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.77	8,672,000	759,008

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.77	8,672,000	144,848

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	1,796,300	416,733

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	1,796,300	112,738

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	1,796,300	437,324

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	1,796,300	105,536

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27	989,000	16,922

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375	612,000	7,595

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475	989,000	15,537

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125	612,000	6,793

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225	989,000	14,034

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	533,000	224

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	533,000	27

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	2,465,000	197

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,465,000	25

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	533,000	432

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	1,643,804	113,028

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49	1,643,804	102,014

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,531,000	227,898

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,531,000	84,267

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72	4,507,000	385,060

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72	4,507,000	77,611

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	533,000	3,342

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	533,000	3,171

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	315,000	11,986

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	315,000	6,095

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	989,000	20,779

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	936,000	83,632

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	936,000	35,053

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	533,000	2,921

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	533,000	2,670

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	315,000	11,346

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	315,000	5,651

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	989,000	19,315

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	533,000	2,441

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	989,000	17,594

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	315,000	10,656

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	315,000	5,125

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	315,000	10,004

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	315,000	4,637

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	936,000	72,690

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	936,000	24,926

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	315,000	9,214

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	315,000	3,988

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.1825% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	512,000	5,038

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	533,000	432

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	315,000	8,322

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	315,000	3,301

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.11875% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	2,481,000	17,764

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.105% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	834,000	24,611

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.105% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105	834,000	4,779

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	533,000	224

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	315,000	7,409

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	315,000	2,567

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.10% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	834,000	24,044

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.10% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10	834,000	4,312

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	936,000	58,069

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	936,000	11,597

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	834,000	23,469

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095	834,000	3,836

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09	834,000	22,902

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09	834,000	3,361

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.095	834,000	21,867

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.095	834,000	3,161

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09	834,000	21,250

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09	834,000	2,660

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17	315,000	6,291

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17	315,000	1,600

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.35% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	512,000	5,315

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	533,000	27

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	315,000	5,021

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	315,000	507

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	2,465,000	197

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,465,000	25

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,531,000	227,898

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	3,531,000	84,267

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/5.11	2,899,000	42,227

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	2,510,505	264,206

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	2,510,505	3,063

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	2,683,454	270,787

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	2,683,454	3,623

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	533,000	432

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	533,000	224

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	533,000	27

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	2,465,000	25

Total purchased options outstanding (cost $10,214,766)			$9,003,019

SHORT-TERM INVESTMENTS (39.3%)(a)
		Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11%(e)		15,637,224	$15,637,224

SSgA Prime Money Market Fund 0.12%(P)		1,790,000	1,790,000

Interest in $287,000,000 joint tri-party repurchase agreement dated 3/30/12 with Merrill Lynch & Co., Inc. due 4/2/12 - maturity value of $5,000,058 for an effective yield of 0.14% (collateralized by various mortgage-backed securities with coupon rates ranging from 2.50% to 4.50% and due dates ranging from 3/1/27 to 11/1/41, valued at $292,740,000)		$5,000,000	5,000,000

Interest in $4,455,000 tri-party repurchase agreement dated 3/30/12 with Barclays Capital, Inc. due 4/2/12, 0.15% (collateralized by a mortgage-backed security with a coupon rate of 4.00% and a due date of 8/1/25, valued at $4,544,101) (TR)		4,455,000	4,455,000

Interest in $100,000,000 joint tri-party repurchase agreement dated 3/30/12 with BNP Paribas due 4/2/12 - maturity value of $5,000,058 for an effective yield of 0.14% (collateralized by various mortgage-backed securities with coupon rates ranging from 1.382% to 6.557% and due dates ranging from 12/1/16 to 7/1/46, valued at $102,000,001)		5,000,000	5,000,000

Interest in $336,173,000 joint tri-party repurchase agreement dated 3/30/12 with Citigroup Global Markets, Inc. due 4/2/12 - maturity value of $5,000,063 for an effective yield of 0.15% (collateralized by various mortgage-backed securities with coupon rates ranging from 0.00% to 5.50% and due dates ranging from 7/1/19 to 3/1/42, valued at $342,896,460)		5,000,000	5,000,000

Federal Farm Credit Bank discount note with effective yields ranging from 0.080% to 0.090%, August 24, 2012		4,500,000	4,498,920

Federal Home Loan discount note with an effective yield of 0.060%, May 11, 2012		2,500,000	2,499,833

Federal Home Loan discount note with an effective yield of 0.030%, April 9, 2012		2,000,000	1,999,987

Straight-A Funding, LLC with an effective yield of 0.178%, May 17, 2012		3,000,000	2,999,310

Straight-A Funding, LLC with an effective yield of 0.178%, May 10, 2012		1,000,000	999,805

Total short-term investments (cost $49,879,608)			$49,880,079

TOTAL INVESTMENTS

Total investments (cost $221,961,278)(b)			$230,927,955

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation
U.S. Treasury Bond 30 yr (Short)	53	$7,300,750	Jun-12	$185,813
U.S. Treasury Note 10 yr (Short)	123	15,926,578	Jun-12	177,931

Total				$363,744

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $5,982,107) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	$6,002,302	Aug-16/4.28	$637,565
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026.	624,981	Aug-16/4.35	68,913
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	6,002,302	Aug-16/4.28	272,156
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	251,000	Jun-12/2.183	1,973
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	4,234,248	Aug-16/4.17	101,050
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	4,234,248	Aug-16/4.17	273,287
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.	1,708,339	Aug-16/4.68	62,551
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.	1,708,339	Aug-16/4.68	221,724
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	1,423,615	Jul-16/4.67	52,383
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	1,423,615	Jul-16/4.67	183,974
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	569,446	Jul-16/4.80	19,496
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	569,446	Jul-16/4.80	78,220
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.89% versus the three month USD-LIBOR-BBA maturing June 2021.	1,654,601	Jun-16/4.89	26,723
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.39% versus the three month USD-LIBOR-BBA maturing June 2021.	1,654,601	Jun-16/4.39	121,502
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing May 2021.	2,487,796	May-16/4.745	215,468
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	251,000	Jun-12/2.183	1,973
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	379,000	Apr-12/2.111	527
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.4275	26,011
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing May 2021.	2,487,796	May-16/4.745	42,036
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.86% versus the three month USD-LIBOR-BBA maturing June 2026.	1,512,559	Jun-16/5.86	29,699
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing June 2026.	1,512,559	Jun-16/4.86	214,520
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.12% versus the three month USD-LIBOR-BBA maturing June 2021.	1,681,461	Jun-16/5.12	24,504
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.12% versus the three month USD-LIBOR-BBA maturing June 2021.	1,681,461	Jun-16/4.12	108,162
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.11% versus the three month USD-LIBOR-BBA maturing May 2021.	1,130,240	May-16/4.11	72,390
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.	1,130,240	May-16/5.11	16,463
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	256,000	Jul-12/2.1714	2,337
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	2,049,000	Jul-12/2.6075	62,679
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	379,000	Apr-12/2.111	527
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.4275	26,011
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.443% versus the three month USD-LIBOR-BBA maturing October 2022.	1,066,000	Oct-12/2.443	24,902
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.419% versus the three month USD-LIBOR-BBA maturing September 2022.	1,066,000	Sep-12/2.419	22,748
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4475% versus the three month USD-LIBOR-BBA maturing August 2022.	2,568,000	Aug-12/2.4475	57,189
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.394% versus the three month USD-LIBOR-BBA maturing August 2022.	1,066,000	Aug-12/2.394	20,425
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	256,000	Jul-12/2.1714	2,337
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	2,049,000	Jul-12/2.6075	62,679
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.372% versus the three month USD-LIBOR-BBA maturing July 2022.	1,066,000	Jul-12/2.372	17,887
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.346% versus the three month USD-LIBOR-BBA maturing June 2022.	1,066,000	Jun-12/2.346	14,732
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.324% versus the three month USD-LIBOR-BBA maturing May 2022.	1,066,000	May-12/2.324	11,086
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.4275	26,011
Option on an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 4.7575% versus the three month USD-LIBOR-BBA maturing May 2021.	1,629,094	May-16/4.7575	27,362
Option on an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.	6,219,489	May-16/4.77	103,884
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 4.7575% versus the three month USD-LIBOR-BBA maturing May 2021.	1,629,094	May-16/4.7575	141,870
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 4.77% versus the three month USD-LIBOR-BBA maturing May 2021.	6,219,489	May-16/4.77	544,355
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.4275	26,011
Option on an interest rate swap with Deutsche Bank AG for the obligation to receive a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.	1,302,319	May-16/4.60	23,928
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.	1,302,319	May-16/4.60	105,315
Option on an interest rate swap with Deutsche Bank AG for the obligation to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	2,905,323	May-16/4.765	48,990
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	2,905,323	May-16/4.765	253,167
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	256,000	Jul-12/2.1714	2,337
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	251,000	Jun-12/2.183	1,973
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	379,000	Apr-12/2.111	527
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.498	37,251
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.3625% versus the three month USD-LIBOR-BBA maturing January 2023.	299,000	Jan-13/2.3625	6,300
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.355% versus the three month USD-LIBOR-BBA maturing December 2022.	299,000	Dec-12/2.355	6,180
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.345% versus the three month USD-LIBOR-BBA maturing December 2022.	299,000	Dec-12/2.345	5,974
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.335% versus the three month USD-LIBOR-BBA maturing November 2022.	299,000	Nov-12/2.335	5,762
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.32% versus the three month USD-LIBOR-BBA maturing November 2022.	299,000	Nov-12/2.32	5,534
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.6825% versus the three month USD-LIBOR-BBA maturing July 2022.	291,000	Jul-12/2.6825	10,444
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	256,000	Jul-12/2.1714	2,337
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.61875% versus the three month USD-LIBOR-BBA maturing July 2022.	2,049,000	Jul-12/2.61875	64,031
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	251,000	Jun-12/2.183	1,973
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.60% versus the three month USD-LIBOR-BBA maturing April 2022.	400,000	Apr-12/2.60	11,112
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	379,000	Apr-12/2.111	527
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing May 2021.	1,308,833	May-16/4.86	21,327
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 4.36% versus the three month USD-LIBOR-BBA maturing May 2021.	1,308,833	May-16/4.36	94,835
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.498	37,251
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.4275	26,011
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	1,796,300	Aug-15/4.375	112,738
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	1,796,300	Aug-15/4.375	421,942
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	1,796,300	Aug-15/4.46	105,536
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	1,796,300	Aug-15/4.46	443,738
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	1,335,375	Jul-16/4.79	45,871
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	1,335,375	Jul-16/4.79	182,837
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	1,427,369	Jul-16/4.74	50,222
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	1,427,369	Jul-16/4.74	190,929
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.	1,644,096	Jun-16/4.575	30,703
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.	1,644,096	Jun-16/4.575	131,385
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	256,000	Jul-12/2.1714	2,337
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	251,000	Jun-12/2.183	1,973
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	379,000	Apr-12/2.111	527
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	1,972,000	Apr-12/2.4275	26,011

Total			$6,588,137

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $46,339,609) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s, April 1, 2042	$45,000,000	4/12/12	$46,209,375

Total			$46,209,375

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

			Upfront		Payments	Payments	Unrealized
	Swap counterparty /		premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
	$30,356,000		$—	3/23/14	0.643%	3 month USD-LIBOR-BBA	$(38,077)
	7,981,000		—	3/23/17	1.4045%	3 month USD-LIBOR-BBA	(54,539)
	4,564,000		—	3/23/22	2.388%	3 month USD-LIBOR-BBA	(43,961)
	181,000		—	3/23/42	3 month USD-LIBOR-BBA	3.0995%	1,893
	1,390,000		—	3/29/22	2.24312%	3 month USD-LIBOR-BBA	5,747
	Barclay's Bank, PLC
	6,434,000		(16,085)	3/23/14	0.52%	3 month USD-LIBOR-BBA	(8,345)
	320,000	(E)	—	4/11/22	2.265%	3 month USD-LIBOR-BBA	1,030
	454,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	5,257
	2,937,000		—	3/14/14	3 month USD-LIBOR-BBA	0.57%	(269)
	3,410,000		—	3/14/17	1.136%	3 month USD-LIBOR-BBA	16,915
	3,458,000		—	3/14/22	3 month USD-LIBOR-BBA	2.08%	(58,418)
	106,000		—	3/14/42	2.84%	3 month USD-LIBOR-BBA	4,013
	1,187,000		—	3/14/17	3 month USD-LIBOR-BBA	1.133%	(6,056)
	1,384,000		—	3/14/22	2.078%	3 month USD-LIBOR-BBA	23,635
	127,000		—	3/14/42	2.834%	3 month USD-LIBOR-BBA	4,963
	488,000		—	3/14/22	3 month USD-LIBOR-BBA	2.0975%	(7,460)
	4,197,000		—	3/15/22	3 month USD-LIBOR-BBA	2.18551%	(34,719)
	208,289,000		—	3/15/14	3 month USD-LIBOR-BBA	0.5965%	83,616
	11,202,000		—	3/15/17	1.1815%	3 month USD-LIBOR-BBA	40,199
	26,205,000		—	3/15/42	3 month USD-LIBOR-BBA	2.8737%	(908,173)
	24,427,000		—	3/15/22	3 month USD-LIBOR-BBA	2.1255%	(336,580)
	497,000		—	3/19/19	3 month USD-LIBOR-BBA	1.8425%	2,521
	497,000		—	3/19/14	3 month USD-LIBOR-BBA	0.624%	456
	150,000		—	3/19/17	3 month USD-LIBOR-BBA	1.324%	465
	712,000		—	3/19/22	2.33%	3 month USD-LIBOR-BBA	(3,265)
	34,000		—	3/19/42	3.083%	3 month USD-LIBOR-BBA	(253)
	276,000		—	3/19/19	3 month USD-LIBOR-BBA	1.835%	1,261
	1,089,000		—	3/20/14	0.6362%	3 month USD-LIBOR-BBA	(1,259)
	89,000		—	3/20/17	1.37%	3 month USD-LIBOR-BBA	(474)
	1,630,000		—	3/20/22	3 month USD-LIBOR-BBA	2.3975%	17,481
	2,784,000		—	3/20/14	3 month USD-LIBOR-BBA	0.642%	3,531
	1,034,000		—	3/20/17	3 month USD-LIBOR-BBA	1.386%	6,303
	4,005,000		—	3/20/22	2.405%	3 month USD-LIBOR-BBA	(45,725)
	201,000		—	3/20/42	3.151%	3 month USD-LIBOR-BBA	(4,244)
	1,402,000		—	3/21/14	0.62125%	3 month USD-LIBOR-BBA	(1,175)
	1,086,000		—	3/26/14	0.62625%	3 month USD-LIBOR-BBA	(964)
	216,000		—	3/26/22	2.355%	3 month USD-LIBOR-BBA	(1,350)
	268,000		—	3/27/22	2.305%	3 month USD-LIBOR-BBA	(440)
	287,000		—	3/27/14	3 month USD-LIBOR-BBA	.609%	156
	566,000		—	3/28/14	3 month USD-LIBOR-BBA	0.60%	202
	792,000		—	3/28/22	2.345%	3 month USD-LIBOR-BBA	(4,168)
	696,000		—	4/02/22	2.2325%	3 month USD-LIBOR-BBA	3,856
	1,137,000		—	4/03/22	3 month USD-LIBOR-BBA	2.30%	694
	Citibank, N.A.
	182,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	(2,038)
	454,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	5,257
	7,578,000		—	3/23/14	3 month USD-LIBOR-BBA	0.646%	9,965
	10,656,000		—	3/23/17	3 month USD-LIBOR-BBA	1.4259%	83,951
	3,871,000		—	3/23/22	2.4285%	3 month USD-LIBOR-BBA	(51,682)
	3,648,000		—	3/23/42	3.1348%	3 month USD-LIBOR-BBA	(64,234)
	141,000		—	3/23/14	3 month USD-LIBOR-BBA	0.643%	177
	18,000		—	3/23/17	1.412%	3 month USD-LIBOR-BBA	(130)
	72,000		—	3/23/22	2.407%	3 month USD-LIBOR-BBA	(819)
	696,000		—	3/30/22	2.248%	3 month USD-LIBOR-BBA	2,613
	Credit Suisse International
	454,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	5,257
	221,000	(E)	—	8/17/22	3 month USD-LIBOR-BBA	2.4475%	599
	95,490,000		—	3/19/14	0.651%	3 month USD-LIBOR-BBA	(139,030)
	38,357,000		—	3/19/17	3 month USD-LIBOR-BBA	1.377%	218,173
	4,876,000		—	3/19/22	3 month USD-LIBOR-BBA	2.388%	48,345
	7,149,000		—	3/19/42	3.1405%	3 month USD-LIBOR-BBA	(136,301)
	880,000		—	3/19/42	3.075%	3 month USD-LIBOR-BBA	(5,116)
	1,396,000		—	3/19/22	2.35125%	3 month USD-LIBOR-BBA	(9,120)
	1,396,000		—	3/20/22	2.383%	3 month USD-LIBOR-BBA	(13,123)
	Deutsche Bank AG
	92,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	(1,090)
	454,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	5,257
	368,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	6,609
	2,060,000		—	3/01/14	0.5815%	3 month USD-LIBOR-BBA	(276)
	141,207,000		—	3/05/14	0.567%	3 month USD-LIBOR-BBA	19,384
	61,688,000		—	3/05/17	3 month USD-LIBOR-BBA	1.1673%	(232,362)
	16,510,000		—	3/05/22	2.133%	3 month USD-LIBOR-BBA	204,052
	16,690,000		—	3/05/42	2.856%	3 month USD-LIBOR-BBA	626,494
	577,000		—	3/06/22	2.064%	3 month USD-LIBOR-BBA	10,807
	1,042,000		—	3/06/17	3 month USD-LIBOR-BBA	1.09%	(7,874)
	1,446,000		—	3/06/42	2.807%	3 month USD-LIBOR-BBA	68,720
	1,113,000		—	3/07/17	3 month USD-LIBOR-BBA	1.106%	(7,593)
	598,000		—	3/07/22	2.061%	3 month USD-LIBOR-BBA	11,389
	1,537,000		—	3/07/42	2.79%	3 month USD-LIBOR-BBA	78,432
	2,219,200		—	3/12/22	3 month USD-LIBOR-BBA	2.092%	(37,014)
	1,462,000		—	3/19/22	2.335%	3 month USD-LIBOR-BBA	(7,379)
	2,811,000		—	4/03/17	3 month USD-LIBOR-BBA	1.291%	1,855
	173,357,000		—	1/5/17	1.2699%	3 month USD-LIBOR-BBA	(742,998)
	Goldman Sachs International
	3,048,000		(84,658)	3/26/22	2.075%	3 month USD-LIBOR-BBA	(25,372)
	454,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	5,257
	368,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	6,609
	1,396,000		—	3/21/22	3 month USD-LIBOR-BBA	2.405%	15,863
	69,714,000		—	3/22/14	3 month USD-LIBOR-BBA	0.6345%	74,518
	38,214,000		—	3/22/22	2.413%	3 month USD-LIBOR-BBA	(459,009)
	73,932,000		—	3/22/17	3 month USD-LIBOR-BBA	1.4097%	527,927
	3,704,000		—	3/22/42	3.1405%	3 month USD-LIBOR-BBA	(69,759)
	1,391,000		—	3/30/22	3 month USD-LIBOR-BBA	2.273125%	(2,021)
	1,392,000		—	4/03/22	3 month USD-LIBOR-BBA	2.245%	(6,292)
	JPMorgan Chase Bank N.A.
	34,933,000		—	3/26/14	3 month USD-LIBOR-BBA	0.6275%	32,076
	27,449,000		—	3/26/17	3 month USD-LIBOR-BBA	1.3425%	97,650
	10,588,000		—	3/26/22	2.3245%	3 month USD-LIBOR-BBA	(36,464)
	7,055,000		—	3/26/42	3 month USD-LIBOR-BBA	3.0525%	4,833
	28,847,000		1,179,121	1/09/22	5.32%	3 month USD-LIBOR-BBA	(7,063,759)
	JPMorgan Chase Bank NA
	454,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	5,257
	42,339,000		—	2/28/22	3 month USD-LIBOR-BBA	2.033%	(894,089)

	Total						$(9,173,338)
(E)	See Interest rate swap contracts note regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$530,313	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$9,062
2,830,910	46,002	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	4,246
Barclay's Bank, PLC
157,561	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,970
216,303	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	3,213
1,158,868	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,989)
1,104,662	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,430
2,622,649	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,502)
1,684,212	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,146
1,315,085	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,454
6,853,616	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,764)
5,743,942	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	10,720
780,003	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,456
651,814	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	10,871
5,867,889	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,072)
4,328,237	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	8,078
1,700,861	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(4,356)
199,115	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,901
1,090,045	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,921
1,150,730	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	1,967
204,095	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,488
2,476,577	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,251)
896,259	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,161
2,470,269	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,610
215,528	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	380
39,539	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	70
43,248	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	81
139,630	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	261
101,325	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	189
3,215,865	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	47,761
Citibank, N.A.
237,121	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	443
Credit Suisse International
1,436,195	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	24,542
530,313	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	9,062
496,120	8,605	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,082
Goldman Sachs International
2,266,146	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	33,656
5,813,188	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	98,824
2,042,704	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,506)
767,386	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,317)
949,378	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	16,223
1,451,976	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	24,217
909,228	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	15,537
159,763	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	2,730
305,306	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	5,217
861,550	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	14,722
1,815,946	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	31,031
645,744	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	11,035
2,798,088	3,498	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,305)
258,254	3,188	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,013)
103,680	(437)	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(472)
276,566	(1,026)	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,075)

Total					$365,135

Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $126,857,629.
(b)	The aggregate identified cost on a tax basis is $222,227,236, resulting in gross unrealized appreciation and depreciation of $11,662,744 and $2,962,025, respectively, or net unrealized appreciation of $8,700,719.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $3,844 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $667,763 and $5,399,328, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(TR)	Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
At the close of the reporting period, the fund maintained liquid assets totaling $73,310,086 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own and to hedge prepayment risk.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period. The fund had an average contract amount of approximately $149,600,000 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts to hedge interest rate risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,428,839 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $12,340,116 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $12,137,307.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	$—	$26,667,356	$—
Purchased options outstanding	—	9,003,019	—
U.S. Government and Agency Mortgage Obligations	—	94,258,282	—
U.S. Treasury Obligations	—	51,119,219	—
Short-term investments	17,427,224	32,452,855	—

Totals by level	$17,427,224	$213,500,731	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$363,744	$—	$—
Written options	—	(6,588,137)	—
TBA sale commitments	—	(46,209,375)	—
Interest rate swap contracts	—	(10,251,716)	—
Total return swap contracts	—	305,305	—

Totals by level	$363,744	$(62,743,923)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Interest rate contracts	$12,240,738	$19,408,523

Total	$12,240,738	$19,408,523

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Capital Opportunities Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (97.1%)(a)
	Shares	Value

Aerospace and defense (0.8%)

Alliant Techsystems, Inc.	999	$50,070

Teledyne Technologies, Inc.(NON)(S)	3,785	238,644

		288,714
Air freight and logistics (0.2%)

HUB Group, Inc. Class A(NON)	2,076	74,798

		74,798
Airlines (0.3%)

Republic Airways Holdings, Inc.(NON)(S)	24,220	119,647

		119,647
Auto components (1.6%)

Autoliv, Inc. (Sweden)	3,246	217,644

BorgWarner, Inc.(NON)	1,840	155,186

Dana Holding Corp.	7,495	116,173

Superior Industries International, Inc.(S)	4,415	86,269

		575,272
Beverages (0.2%)

Coca-Cola Bottling Co. Consolidated	1,100	69,014

		69,014
Biotechnology (0.5%)

Cubist Pharmaceuticals, Inc.(NON)	3,866	167,205

		167,205
Capital markets (3.4%)

Affiliated Managers Group(NON)	790	88,330

E*Trade Financial Corp.(NON)	8,710	95,375

Federated Investors, Inc. Class B(S)	5,375	120,454

Jefferies Group, Inc.	13,830	260,557

Legg Mason, Inc.	3,705	103,481

SEI Investments Co.	16,200	335,178

Waddell & Reed Financial, Inc. Class A(S)	7,209	233,644

		1,237,019
Chemicals (3.5%)

American Vanguard Corp.	4,515	97,930

Ashland, Inc.(S)	1,870	114,182

Cytec Industries, Inc.	1,885	114,589

Eastman Chemical Co.	2,608	134,808

FMC Corp.	1,101	116,552

Innophos Holdings, Inc.	3,065	153,618

International Flavors & Fragrances, Inc.	1,775	104,015

LSB Industries, Inc.(NON)	1,055	41,061

Methanex Corp. (Canada)	4,565	148,043

Valspar Corp.	4,685	226,239

		1,251,037
Commercial banks (6.8%)

Bancorp, Inc. (The)(NON)	38,449	386,028

Bond Street Holdings, LLC 144A Class A(F)(NON)	3,695	79,443

City Holding Co.	2,200	76,384

City National Corp.(S)	3,030	158,984

Cullen/Frost Bankers, Inc.	830	48,298

East West Bancorp, Inc.	19,156	442,312

First Citizens BancShares, Inc. Class A	1,372	250,651

IBERIABANK Corp.	1,535	82,076

International Bancshares Corp.	6,490	137,264

OmniAmerican Bancorp, Inc.(NON)	4,925	95,348

Popular, Inc. (Puerto Rico)(NON)(S)	62,820	128,781

Sandy Spring Bancorp, Inc.	2,190	39,792

Seacoast Banking Corp. of Florida(NON)	19,930	35,077

Signature Bank(NON)(S)	1,425	89,832

SVB Financial Group(NON)(S)	1,756	112,981

Union First Market Bankshares Corp.	3,449	48,286

Valley National Bancorp	11,620	150,479

Webster Financial Corp.	5,257	119,176

		2,481,192
Commercial services and supplies (1.3%)

Deluxe Corp.	3,513	82,274

Ennis Inc.(S)	8,031	127,050

R. R. Donnelley & Sons Co.(S)	15,445	191,364

Steelcase, Inc. Class A(S)	6,543	62,813

		463,501
Communications equipment (2.1%)

ADTRAN, Inc.	2,907	90,669

F5 Networks, Inc.(NON)	1,975	266,546

Netgear, Inc.(NON)	4,335	165,597

Polycom, Inc.(NON)	11,900	226,933

		749,745
Computers and peripherals (0.8%)

Lexmark International, Inc. Class A(S)	4,380	145,591

QLogic Corp.(NON)	7,425	131,868

		277,459
Construction and engineering (1.0%)

Chicago Bridge & Iron Co., NV (Netherlands)	5,855	252,877

Tutor Perini Corp.(NON)	7,157	111,506

		364,383
Containers and packaging (0.9%)

Boise, Inc.	16,945	139,118

Sealed Air Corp.	5,445	105,143

Sonoco Products Co.(S)	2,470	82,004

		326,265
Diversified consumer services (1.6%)

Sotheby's Holdings, Inc. Class A(S)	11,385	447,886

Weight Watchers International, Inc.	1,860	143,573

		591,459
Diversified financial services (0.3%)

NBH Holdings Co. 144A Class A(NON)	6,250	106,250

		106,250
Electric utilities (1.0%)

FirstEnergy Corp.	2,726	124,278

Pepco Holdings, Inc.(S)	5,445	102,856

PNM Resources, Inc.	6,605	120,872

		348,006
Electrical equipment (2.0%)

AMETEK, Inc.	4,944	239,833

Hubbell, Inc. Class B	3,716	292,003

Regal-Beloit Corp.	1,335	87,509

Roper Industries, Inc.	1,126	111,654

		730,999
Electronic equipment, instruments, and components (0.3%)

Dolby Laboratories, Inc. Class A(NON)(S)	2,920	111,135

		111,135
Energy equipment and services (3.1%)

Atwood Oceanics, Inc.(NON)(S)	3,140	140,955

Basic Energy Services, Inc.(NON)	6,080	105,488

Helix Energy Solutions Group, Inc.(NON)	7,630	135,814

Key Energy Services, Inc.(NON)(S)	15,285	236,153

Oil States International, Inc.(NON)	1,760	137,386

Parker Drilling Co.(NON)	12,475	74,476

Patterson-UTI Energy, Inc.	5,075	87,747

Superior Energy Services(NON)	2,030	53,511

TETRA Technologies, Inc.(NON)(S)	6,270	59,063

Unit Corp.(NON)	2,365	101,127

		1,131,720
Food and staples retail (0.2%)

Nash Finch Co.	3,048	86,624

		86,624
Food products (0.4%)

Fresh Del Monte Produce, Inc.	5,895	134,642

		134,642
Health-care equipment and supplies (1.5%)

Align Technology, Inc.(NON)(S)	5,800	159,790

Cyberonics, Inc.(NON)(S)	2,250	85,793

Hill-Rom Holdings, Inc.	5,180	173,064

SurModics, Inc.(NON)	7,183	110,403

		529,050
Health-care providers and services (5.4%)

Amedisys, Inc.(NON)	14,186	205,130

AMN Healthcare Services, Inc.(NON)	16,839	102,044

Chemed Corp.	3,845	241,005

Coventry Health Care, Inc.(NON)	4,790	170,380

Health Net, Inc.(NON)	4,455	176,953

Healthways, Inc.(NON)	24,115	177,486

Kindred Healthcare, Inc.(NON)	15,830	136,771

LifePoint Hospitals, Inc.(NON)	2,575	101,558

Molina Healthcare, Inc.(NON)(S)	11,592	389,839

Omnicare, Inc.	5,291	188,201

Universal American Corp.(NON)	8,045	86,725

		1,976,092
Hotels, restaurants, and leisure (1.4%)

Cheesecake Factory, Inc. (The)(NON)	10,540	309,771

Jack in the Box, Inc.(NON)(S)	3,090	74,067

Red Robin Gourmet Burgers, Inc.(NON)	3,535	131,467

		515,305
Household durables (2.9%)

CSS Industries, Inc.	2,365	46,023

Harman International Industries, Inc.	5,500	257,455

Helen of Troy, Ltd. (Bermuda)(NON)(S)	8,264	281,059

Mohawk Industries, Inc.(NON)	2,715	180,575

NVR, Inc.(NON)	140	101,686

Whirlpool Corp.(S)	2,515	193,303

		1,060,101
Household products (0.6%)

Church & Dwight Co., Inc.(S)	1,769	87,017

Energizer Holdings, Inc.(NON)	1,725	127,961

		214,978
Insurance (3.9%)

American Financial Group, Inc.	2,680	103,394

Amerisafe, Inc.(NON)(S)	1,622	40,128

Aspen Insurance Holdings, Ltd.	3,626	101,310

Endurance Specialty Holdings, Ltd. (Bermuda)	2,712	110,270

Hanover Insurance Group, Inc. (The)	4,707	193,552

HCC Insurance Holdings, Inc.	3,223	100,461

RenaissanceRe Holdings, Ltd.(S)	1,530	115,867

Safety Insurance Group, Inc.	2,966	123,504

SeaBright Insurance Holdings, Inc.	4,304	39,123

Selective Insurance Group	8,164	143,768

Stancorp Financial Group(S)	3,066	125,522

Validus Holdings, Ltd.	1,911	59,145

W.R. Berkley Corp.	4,500	162,540

		1,418,584
Internet software and services (1.6%)

IAC/InterActiveCorp.	4,545	223,114

Open Text Corp. (Canada)(NON)	2,980	182,227

ValueClick, Inc.(NON)	8,870	175,094

		580,435
IT Services (2.9%)

Alliance Data Systems Corp.(NON)	2,030	255,699

Broadridge Financial Solutions, Inc.	3,395	81,174

CSG Systems International, Inc.(NON)	4,815	72,899

DST Systems, Inc.	3,410	184,924

Global Payments, Inc.	3,460	164,246

NeuStar, Inc. Class A(NON)	7,715	287,384

		1,046,326
Leisure equipment and products (0.8%)

Hasbro, Inc.(S)	2,650	97,308

Jakks Pacific, Inc.(S)	1,958	34,167

Polaris Industries, Inc.(S)	2,100	151,515

		282,990
Life sciences tools and services (1.2%)

Bio-Rad Laboratories, Inc. Class A(NON)	2,350	243,672

Parexel International Corp.(NON)	6,445	173,822

		417,494
Machinery (6.2%)

Actuant Corp. Class A(S)	14,015	406,295

AGCO Corp.(NON)	2,730	128,883

EnPro Industries, Inc.(NON)(S)	3,660	150,426

Gardner Denver, Inc.	1,842	116,083

Harsco Corp.	2,975	69,794

Kennametal, Inc.(S)	4,500	200,385

Manitowoc Co., Inc. (The)	15,040	208,454

Oshkosh Corp.(NON)(S)	9,125	211,426

Terex Corp.(NON)	5,370	120,825

WABCO Holdings, Inc.(NON)	9,180	555,206

Woodward, Inc.	2,230	95,511

		2,263,288
Media (0.8%)

Gannett Co., Inc.	18,105	277,550

		277,550
Metals and mining (2.2%)

Cliffs Natural Resources, Inc.	1,555	107,699

Coeur d'Alene Mines Corp.(NON)	4,030	95,672

Compass Minerals International, Inc.	1,155	82,860

Reliance Steel & Aluminum Co.	2,804	158,370

Steel Dynamics, Inc.	7,350	106,869

Walter Energy, Inc.	4,060	240,393

		791,863
Multiline retail (1.0%)

Dollar Tree, Inc.(NON)	2,590	244,729

Saks, Inc.(NON)	10,013	116,251

		360,980
Multi-utilities (0.3%)

Black Hills Corp.	3,270	109,643

		109,643
Oil, gas, and consumable fuels (3.0%)

Alpha Natural Resources, Inc.(NON)	6,186	94,089

Berry Petroleum Co. Class A	2,186	103,026

Cabot Oil & Gas Corp. Class A	3,160	98,497

Contango Oil & Gas Co.(NON)(S)	1,385	81,590

HollyFrontier Corp.	4,965	159,625

Petroleum Development Corp.(NON)	2,104	78,037

Ship Finance International, Ltd. (Norway)(S)	4,724	72,277

SM Energy Co.	1,335	94,478

Stone Energy Corp.(NON)	2,825	80,767

Swift Energy Co.(NON)(S)	3,195	92,751

W&T Offshore, Inc.	2,665	56,178

Whiting Petroleum Corp.(NON)	1,386	75,260

		1,086,575
Paper and forest products (0.3%)

Domtar Corp. (Canada)(S)	990	94,426

		94,426
Personal products (0.7%)

Inter Parfums, Inc.(S)	15,100	236,919

		236,919
Pharmaceuticals (3.0%)

Endo Pharmaceuticals Holdings, Inc.(NON)	4,799	185,865

Impax Laboratories, Inc.(NON)	11,785	289,675

Medicis Pharmaceutical Corp. Class A(S)	8,197	308,125

Par Pharmaceutical Cos., Inc.(NON)	7,892	305,657

		1,089,322
Professional services (2.8%)

Dun & Bradstreet Corp. (The)(S)	4,490	380,438

Heidrick & Struggles International, Inc.	4,005	88,230

Towers Watson & Co. Class A	3,985	263,289

TrueBlue, Inc.(NON)	16,659	297,863

		1,029,820
Real estate investment trusts (REITs) (4.6%)

DiamondRock Hospitality Co.	18,279	188,091

Entertainment Properties Trust(S)	1,024	47,493

Hospitality Properties Trust(S)	9,035	239,156

Kimco Realty Corp.(S)	3,490	67,217

LaSalle Hotel Properties(S)	8,410	236,657

LTC Properties, Inc.	3,591	114,912

Macerich Co. (The)	1,999	115,442

National Health Investors, Inc.(S)	2,124	103,609

National Retail Properties, Inc.	3,189	86,709

Omega Healthcare Investors, Inc.	7,343	156,112

Taubman Centers, Inc.	2,775	202,436

Ventas, Inc.	1,986	113,401

		1,671,235
Real estate management and development (0.9%)

Jones Lang LaSalle, Inc.	3,910	325,742

		325,742
Road and rail (0.4%)

Arkansas Best Corp.	4,764	89,611

Con-way, Inc.	1,340	43,697

		133,308
Semiconductors and semiconductor equipment (5.2%)

Cymer, Inc.(NON)	1,690	84,500

Fairchild Semiconductor International, Inc.(NON)	7,405	108,854

Intersil Corp. Class A(S)	8,320	93,184

KLA-Tencor Corp.(S)	2,185	118,908

Lam Research Corp.(NON)(S)	2,070	92,363

MKS Instruments, Inc.	4,250	125,503

Novellus Systems, Inc.(NON)	3,530	176,182

Omnivision Technologies, Inc.(NON)(S)	10,295	205,900

PMC - Sierra, Inc.(NON)	21,825	157,795

RF Micro Devices, Inc.(NON)(S)	23,110	115,088

Silicon Laboratories, Inc.(NON)(S)	3,020	129,860

Skyworks Solutions, Inc.(NON)	11,455	316,731

Teradyne, Inc.(NON)	9,525	160,877

		1,885,745
Software (4.4%)

ANSYS, Inc.(NON)	3,265	212,290

Autodesk, Inc.(NON)	3,790	160,393

Blackbaud, Inc.(S)	5,070	168,476

FactSet Research Systems, Inc.(S)	960	95,078

Fair Isaac Corp.(S)	4,285	188,112

Manhattan Associates, Inc.(NON)(S)	4,110	195,348

Progress Software Corp.(NON)	5,015	118,454

Synopsys, Inc.(NON)	5,737	175,896

TIBCO Software, Inc.(NON)	5,325	162,413

Websense, Inc.(NON)	6,170	130,125

		1,606,585
Specialty retail (3.2%)

Aeropostale, Inc.(NON)	6,805	147,124

ANN, Inc.(NON)	9,010	258,046

Buckle, Inc. (The)(S)	3,302	158,166

Cabela's, Inc.(NON)	7,580	289,177

Cato Corp. (The) Class A	1,753	48,453

Jos. A. Bank Clothiers, Inc.(NON)	4,757	239,800

		1,140,766
Textiles, apparel, and luxury goods (1.4%)

Jones Group, Inc. (The)	14,830	186,265

Kenneth Cole Productions, Inc. Class A(NON)	5,245	84,445

Maidenform Brands, Inc.(NON)	4,804	108,138

Perry Ellis International, Inc.(NON)(S)	2,601	48,561

Wolverine World Wide, Inc.	2,268	84,324

		511,733
Thrifts and mortgage finance (1.0%)

Kaiser Federal Financial Group, Inc.	11,636	162,788

Provident New York Bancorp	22,839	193,218

		356,006
Tobacco (0.2%)

Universal Corp.	1,869	87,095

		87,095
Trading companies and distributors (1.0%)

Applied Industrial Technologies, Inc.	5,298	217,907

GATX Corp.(S)	3,235	130,371

		348,278

Total common stocks (cost $26,772,770)		$35,134,320

SHORT-TERM INVESTMENTS (23.0%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	7,180,852	$7,180,852

Putnam Money Market Liquidity Fund 0.11%(e)	1,143,189	1,143,189

Total short-term investments (cost $8,324,041)		$8,324,041

TOTAL INVESTMENTS

Total investments (cost $35,096,811)(b)		$43,458,361

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $36,188,212.
(b)	The aggregate identified cost on a tax basis is $35,237,781, resulting in gross unrealized appreciation and depreciation of $9,860,667 and $1,640,087, respectively, or net unrealized appreciation of $8,220,580.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $6,994,274.
The fund received cash collateral of $7,180,852, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $188 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,300,958 and $1,569,090, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$5,316,156	$—	$—
Consumer staples	829,272	—	—
Energy	2,218,295	—	—
Financials	7,410,335	185,693	—
Health care	4,179,163	—	—
Industrials	5,816,736	—	—
Information technology	6,257,430	—	—
Materials	2,463,591	—	—
Utilities	457,649	—	—
Total common stocks	34,948,627	185,693	—
Short-term investments	1,143,189	7,180,852	—

Totals by level	$36,091,816	$7,366,545	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Diversified Income Fund

The fund's portfolio
3/31/12 (Unaudited)

CORPORATE BONDS AND NOTES (32.9%)(a)
			Principal amount	Value

Basic materials (2.1%)

Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017			$115,000	$111,838

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018			387,000	405,383

Celanese US Holdings, LLC company guaranty sr. unsec. notes 6 5/8s, 2018 (Germany)			360,000	383,400

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)			250,000	263,750

Clondalkin Acquisition BV 144A company guaranty sr. notes FRN 2.474s, 2013 (Netherlands)			100,000	94,500

Ferro Corp. sr. unsec. notes 7 7/8s, 2018			368,000	375,360

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015 (Australia)			321,000	333,038

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s, 2018 (Australia)			247,000	244,872

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6 7/8s, 2022 (Australia)			145,000	144,196

Grohe Holding GmbH 144A company guaranty sr. notes FRN 4.876s, 2017 (Germany)		EUR	418,000	537,701

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020			$56,000	52,080

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018			220,000	227,700

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021			387,000	434,408

INEOS Finance PLC 144A company guaranty sr. notes 9 1/4s, 2015 (United Kingdom)		EUR	160,000	226,040

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015 (United Kingdom)			$175,000	185,500

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)		EUR	326,000	385,973

Lyondell Chemical Co. company guaranty notes 11s, 2018			$608,901	672,836

LyondellBasell Industries NV 144A company guaranty sr. notes 6s, 2021 (Netherlands)			285,000	299,250

LyondellBasell Industries NV 144A sr. unsec. notes 5 3/4s, 2024 (Netherlands)			300,000	299,250

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019 (Netherlands)			540,000	540,000

Momentive Performance Materials, Inc. notes 9s, 2021			44,000	38,500

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			205,000	224,475

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015			306,000	306,000

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014 (Austria)		EUR	397,000	575,962

Pregis Corp. company guaranty notes FRN 6.245s, 2013		EUR	5,556	7,214

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013			$104,000	104,582

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN, 2.307s, 2015 (Germany)		EUR	182,000	238,388

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015 (Ireland)			$132,000	132,660

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017			202,000	229,018

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			418,000	488,015

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016			253,000	261,223

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)			175,000	200,393

Thompson Creek Metals Co., Inc. company guaranty sr. unsec. notes 7 3/8s, 2018			22,000	20,460

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017			255,000	267,113

Tube City IMS Corp. company guaranty sr. unsec. sub. notes 9 3/4s, 2015			292,000	300,030

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes 8 3/4s, 2019			120,000	66,000

				9,677,108
Capital goods (1.7%)

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016			277,000	283,233

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016			135,000	145,125

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			30,000	32,100

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 5 1/4s, 2014			143,000	146,933

American Axle & Manufacturing, Inc. 144A company guaranty sr. notes 9 1/4s, 2017			46,000	51,405

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg)(PIK)		EUR	105,964	131,354

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s, 2017 (Ireland)		EUR	190,000	266,656

Ball Corp. company guaranty sr. unsec. notes 5s, 2022			$70,000	70,175

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020			398,000	432,825

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022			180,000	180,900

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018			116,000	122,960

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021			33,000	36,053

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020			208,000	214,240

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)		EUR	60,000	84,902

Kratos Defense & Security Solutions, Inc. company guaranty sr. notes 10s, 2017			$555,000	600,788

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)			469,000	599,095

Mueller Water Products, Inc. company guaranty sr. unsec. unsub. notes 8 3/4s, 2020			33,000	36,960

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016			335,000	333,325

Polypore International, Inc. company guaranty sr. unsec. notes 7 1/2s, 2017			155,000	163,525

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067 (United Kingdom)		EUR	210,000	271,154

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016 (France)		EUR	324,000	471,688

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes 7 1/8s, 2019			$185,000	192,863

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec. notes 9s, 2019			110,000	108,350

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu 144A company guaranty sr. notes 7 3/4s, 2016		EUR	467,000	655,213

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu 144A sr. notes 7 7/8s, 2019			$100,000	107,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019			100,000	102,250

Ryerson, Inc. company guaranty sr. notes 12s, 2015			428,000	438,700

Silgan Holdings, Inc. 144A sr. notes 5s, 2020			72,000	71,640

Tenneco, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2018			200,000	216,000

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020			195,000	209,625

Terex Corp. sr. unsec. sub. notes 8s, 2017			81,000	83,835

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017			428,000	438,700

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017			155,000	158,875

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017			162,000	178,200

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018			390,000	422,175

				8,059,322
Communication services (3.9%)

Bresnan Broadband Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2018			100,000	104,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017			150,000	163,313

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020			66,000	69,795

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2018			352,000	380,160

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021			162,000	166,860

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019			138,000	145,935

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. notes 8 5/8s, 2017			206,000	221,193

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015			112,000	113,120

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 3/4s, 2018			360,000	337,500

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			602,000	592,970

Cricket Communications, Inc. company guaranty sr. unsec. notes 7 3/4s, 2020			326,000	320,295

Cricket Communications, Inc. company guaranty sr. unsec. unsub. notes 10s, 2015			500,000	526,250

Cricket Communications, Inc. company guaranty sr. unsub. notes 7 3/4s, 2016			660,000	696,300

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019			90,000	98,325

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)			443,000	468,473

Equinix, Inc. sr. unsec. notes 7s, 2021			175,000	192,063

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017			250,000	268,750

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018			787,000	830,285

Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019			277,000	289,465

Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021			337,000	361,433

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s, 2017 (United Kingdom)			500,000	533,750

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)			288,000	302,760

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			1,399,937	1,455,934

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s, 2017 (Luxembourg)			349,000	362,960

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			180,000	185,400

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		EUR	175,000	249,198

Kabel Deutschland GmbH 144A sr. sec. bonds 6 1/2s, 2018 (Germany)		EUR	140,000	198,059

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 9 3/8s, 2019			$169,000	184,633

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 8 1/8s, 2019			50,000	51,625

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes FRN 8 5/8s, 2020			184,000	193,200

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes 9 1/8s, 2019			71,000	77,124

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			553,000	580,650

Nextel Communications, Inc. company guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015			73,000	70,445

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016			500,000	566,250

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021			85,000	83,300

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017			364,000	394,940

PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			215,000	242,950

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018 (United Kingdom)		GBP	240,000	345,492

Qwest Communications International, Inc. company guaranty 7 1/2s, 2014			$140,000	140,700

Qwest Corp. sr. unsec. notes 7 1/2s, 2014			55,000	61,318

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025			148,000	158,360

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8 1/4s, 2019			78,000	85,995

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8s, 2016			143,000	153,725

Sprint Capital Corp. company guaranty 8 3/4s, 2032			42,000	36,015

Sprint Capital Corp. company guaranty 6 7/8s, 2028			57,000	43,605

Sprint Nextel Corp. sr. notes 8 3/8s, 2017			1,077,000	1,039,305

Sprint Nextel Corp. sr. unsec. notes 6s, 2016			174,000	155,295

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018			301,000	330,348

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017			210,000	208,950

Sunrise Communications Holdings SA 144A company guaranty sr. notes 8 1/2s, 2018 (Luxembourg)		EUR	100,000	142,234

Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)		EUR	100,000	142,267

Unitymedia GmbH company guaranty sr. notes Ser. REGS, 9 5/8s, 2019 (Germany)		EUR	400,000	584,566

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 8 1/8s, 2017 (Germany)		EUR	276,000	388,983

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)		EUR	421,000	591,954

Virgin Media Finance PLC company guaranty sr. unsec. bonds 8 7/8s, 2019 (United Kingdom)		GBP	50,000	88,886

Wind Acquisition Finance SA 144A company guaranty sr. sec. bonds 7 3/8s, 2018 (Luxembourg)		EUR	445,000	551,667

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			$80,000	85,600

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017			363,000	400,208

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021			149,000	159,430

				17,974,566
Consumer cyclicals (5.9%)

Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019			35,000	35,875

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes 11 5/8s, 2015			50,000	45,250

Affinion Group, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			566,000	515,060

Affinion Group, Inc. company guaranty sr. unsec. sub. notes 11 1/2s, 2015			300,000	282,750

AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020			240,000	226,200

American Casino & Entertainment Properties LLC sr. notes 11s, 2014			314,000	332,840

AmeriGas Finance, LLC/AmeriGas Finance Corp. company guaranty sr. unsec notes 7s, 2022			185,000	188,700

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016(PIK)			97,000	99,425

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			360,000	387,900

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			70,000	71,050

Beazer Homes USA, Inc. company guaranty sr. unsec. notes 6 7/8s, 2015			98,000	91,875

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019			95,000	81,700

Bon-Ton Department Stores, Inc. (The) company guaranty 10 1/4s, 2014			400,000	349,000

Building Materials Corp. 144A company guaranty sr. notes 7 1/2s, 2020			140,000	150,850

Building Materials Corp. 144A sr. notes 7s, 2020			255,000	270,938

Building Materials Corp. 144A sr. notes 6 7/8s, 2018			105,000	110,381

Building Materials Corp. 144A sr. notes 6 3/4s, 2021			150,000	159,188

Burlington Coat Factory Warehouse Corp. company guaranty sr. unsec notes 10s, 2019			185,000	192,400

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2018			537,000	414,833

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017			610,000	664,900

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A sr. sub. notes 8 1/2s, 2020			200,000	203,500

Carlson Wagonlit BV company guaranty sr. sec. notes FRN Ser. REGS, 6.881s, 2015 (Netherlands)		EUR	135,000	175,384

Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018			$100,000	112,250

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018			195,000	185,250

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021			410,000	414,100

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021			60,000	64,350

CityCenter Holdings LLC/CityCenter Finance Corp. company guaranty 10 3/4s, 2017(PIK)			410,790	454,950

Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021			180,000	162,000

Clear Channel Communications, Inc. company guaranty unsec. unsub. notes 10 3/4s, 2016			124,000	93,620

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017			659,000	722,429

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015			125,000	131,250

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS, 7 1/8s, 2018 (Netherlands)		EUR	411,000	581,489

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019			$315,000	297,675

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 7 5/8s, 2016			110,000	115,225

DISH DBS Corp. company guaranty 7 1/8s, 2016			50,000	55,313

DISH DBS Corp. company guaranty 6 5/8s, 2014			715,000	779,350

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015			161,000	182,936

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021			259,000	279,073

FelCor Lodging LP company guaranty sr. notes 10s, 2014(R)			189,000	215,460

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019(R)			405,000	409,050

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018			520,000	538,645

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015			280,000	291,200

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)			130,000	149,891

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020			241,000	247,628

Hanesbrands, Inc. sr. unsec. notes 8s, 2016			230,000	253,000

Host Hotels & Resorts LP company guaranty sr. unsec. unsub. notes Ser. Q, 6 3/4s, 2016(R)			250,000	257,500

Interactive Data Corp. company guaranty sr. unsec. notes 10 1/4s, 2018			583,000	658,790

Isle of Capri Casinos, Inc. company guaranty 7s, 2014			210,000	208,950

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			475,000	479,750

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016 (Denmark)		EUR	389,000	529,595

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1, 7 1/2s, 2020		EUR	50,000	68,435

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014			$120,000	135,000

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022			70,000	71,225

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016			749,000	782,705

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021			210,000	227,850

Limited Brands, Inc. sr. notes 5 5/8s, 2022			105,000	106,050

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)		EUR	455,000	566,279

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5.9s, 2016			$270,000	309,753

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015 (In default)(NON)			320,000	22,400

Masonite International Corp., 144A company guaranty sr. notes 8 1/4s, 2021 (Canada)			165,000	171,600

MGM Resorts International company guaranty sr. notes 9s, 2020			60,000	66,750

MGM Resorts International company guaranty sr. unsec. notes 6 7/8s, 2016			85,000	85,850

MGM Resorts International company guaranty sr. unsec. notes 6 5/8s, 2015			249,000	255,848

MGM Resorts International company guaranty sr. unsec. unsub. notes 7 3/4s, 2022			140,000	142,450

Michaels Stores, Inc. company guaranty 11 3/8s, 2016			190,000	201,886

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			688,425	681,541

Navistar International Corp. sr. notes 8 1/4s, 2021			396,000	429,660

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019			185,000	185,925

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 7 3/4s, 2018			205,000	226,013

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018			155,000	164,300

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021			205,000	202,950

Owens Corning company guaranty sr. unsec. notes 9s, 2019			725,000	893,563

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019			60,000	67,350

Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 7 3/4s, 2016			225,000	234,284

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			140,000	153,825

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016			140,000	142,275

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes 8 5/8s, 2017			65,000	70,850

Polish Television Holding BV sr. notes stepped-coupon Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands)(STP)		EUR	450,000	606,773

QVC Inc. 144A sr. notes 7 1/2s, 2019			$175,000	192,063

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019			70,000	70,000

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A sr. notes 8 5/8s, 2017			171,000	181,688

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			211,000	191,483

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s, 2019 (Germany)		EUR	355,000	501,990

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. notes 6 5/8s, 2020			$200,000	210,500

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014			55,000	53,900

Sealy Mattress Co. 144A company guaranty sr. sec. notes 10 7/8s, 2016			121,000	131,286

Sears Holdings Corp. company guaranty 6 5/8s, 2018			192,000	170,640

Spectrum Brands Holdings, Inc. company guaranty sr. notes 9 1/2s, 2018			502,000	566,005

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020			145,000	146,450

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016			100,000	105,750

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes 7 3/8s, 2016			65,000	66,625

Toys R Us Property Co., LLC company guaranty sr. notes 8 1/2s, 2017			240,000	250,500

Toys R Us Property Co., LLC company guaranty sr. unsec. notes 10 3/4s, 2017			311,000	340,545

Travelport, LLC company guaranty sr. unsec. sub. notes 11 7/8s, 2016			176,000	56,320

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014			59,000	37,318

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016			324,000	195,615

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 6 3/8s, 2014		EUR	240,000	328,577

TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017			$340,000	379,100

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020			8,000	8,400

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019			265,000	268,644

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company guaranty 1st mtge. notes 7 3/4s, 2020			150,000	164,813

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes 13s, 2013			85,000	96,156

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018			713,000	770,040

Yankee Candle Co. company guaranty sr. notes Ser. B, 8 1/2s, 2015			5,000	5,125

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s, 2016(PIK)			180,000	183,375

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016			402,000	431,145

				27,298,161
Consumer staples (1.9%)

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		BRL	1,400,000	786,269

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 5/8s, 2018			$165,000	179,025

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 7 3/4s, 2016			430,000	441,825

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec. unsub. notes 8 1/4s, 2019			65,000	67,763

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			256,000	286,720

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016(PIK)			145,079	149,431

Claire's Stores, Inc. company guaranty sr. notes 8 7/8s, 2019			164,000	144,320

Claire's Stores, Inc. 144A sr. notes 9s, 2019			215,000	222,256

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			250,000	283,125

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017			354,000	384,090

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016			167,000	171,593

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			160,000	175,200

Dole Food Co. 144A sr. notes 8s, 2016			123,000	129,150

EC Finance PLC company guaranty sr. bonds Ser. REGS, 9 3/4s, 2017 (United Kingdom)		EUR	453,000	598,173

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021			$225,000	244,125

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018 (United Kingdom)		GBP	200,000	266,387

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018			$95,000	100,819

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015 (Netherlands)		EUR	215,000	309,894

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020			$100,000	102,750

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021			825,000	800,250

Landry's Restaurant, Inc. company guaranty sr. notes 11 5/8s, 2015			100,000	111,375

Libbey Glass, Inc. sr. notes 10s, 2015			68,000	72,675

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022			90,000	94,275

Prestige Brands, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			295,000	322,288

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017			365,000	372,300

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017			300,000	300,750

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020			75,000	86,344

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020			215,000	217,150

Service Corporation International sr. notes 7s, 2019			105,000	113,663

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014			475,000	555,750

Stewart Enterprises, Inc. company guaranty sr. unsec. notes 6 1/2s, 2019			280,000	291,900

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014			215,000	249,400

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018			111,000	121,823

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			265,000	282,225

				9,035,083
Energy (6.4%)

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			165,000	149,325

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6s, 2019			212,000	193,980

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031			150,000	185,302

Anadarko Petroleum Corp. sr. notes 5.95s, 2016			397,000	456,672

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017			227,000	269,725

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020			66,000	61,215

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019			270,000	249,075

Arch Western Finance, LLC company guaranty sr. notes 6 3/4s, 2013			424,000	424,530

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015			90,000	65,700

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020			65,000	68,250

Aurora USA Oil & Gas Inc.. 144A sr. notes 9 7/8s, 2017			145,000	150,619

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			474,000	498,885

Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020			195,000	217,425

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 7/8s, 2017			526,000	549,670

Chesapeake Energy Corp. company guaranty sr. unsec. notes 9 1/2s, 2015			675,000	772,875

Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6.775s, 2019			285,000	282,863

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A company guaranty sr. unsec notes 6 1/8s, 2022			80,000	80,600

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021			182,000	181,090

Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022			300,000	316,875

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			116,000	114,260

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)		CAD	295,000	291,208

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			$173,000	180,785

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017			982,000	1,023,735

CONSOL Energy, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021			40,000	38,200

Continental Resources, Inc. 144A company guaranty sr. unsec notes 5s, 2022			240,000	241,200

Crosstex Energy LP/Crosstex Energy Finance Corp. company guaranty sr. unsec. notes 8 7/8s, 2018			505,000	536,563

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2020			240,000	268,200

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021			130,000	136,825

EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018			564,000	500,550

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 6 1/2s, 2021			140,000	126,350

Forbes Energy Services Ltd. company guaranty sr. unsec notes 9s, 2019			200,000	195,000

FTS International Services, LLC/FTS International Bonds, Inc. 144A company guaranty sr. notes 7 5/8s, 2018			250,000	261,250

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)			335,000	372,074

Gazprom OAO Via Gaz Capital SA 144A sr. sec. unsec. unsub. notes 9 1/4s, 2019 (Russia)			690,000	852,295

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s, 2037 (Russia)			240,000	272,131

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 6.51s, 2022 (Russia)			207,000	225,630

Gazprom Via Gaz Capital SA 144A sr. unsec. unsub notes 8.146s, 2018 (Russia)			149,000	174,424

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014 (Russia)			500,000	571,575

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			267,000	258,990

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes 9 1/2s, 2016			353,000	369,768

Hercules Offshore, Inc. 144A company guaranty sr. notes 7 1/8s, 2017(R)			20,000	20,025

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021			213,000	205,013

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)		GBP	127,000	210,498

James River Coal Co. company guaranty sr. unsec. unsub. notes 7 7/8s, 2019			$53,000	36,040

Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021			103,000	105,833

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			55,000	56,238

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes 9 1/2s, 2019			253,000	281,463

Lone Pine Resources Canada, Ltd. 144A company guaranty sr. notes 10 3/8s, 2017 (Canada)			116,000	121,365

Lukoil International Finance BV 144A company guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)			430,000	475,150

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)			185,000	193,788

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016			300,000	234,000

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes 9 1/2s, 2014 (Ukraine)			335,000	324,247

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014			294,000	297,675

Offshore Group Investments, Ltd. company guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)			225,000	247,500

Peabody Energy Corp. company guaranty 7 3/8s, 2016			666,000	730,935

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020			26,000	26,000

Pemex Project Funding Master Trust company guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)			380,000	433,200

Pemex Project Funding Master Trust company guaranty unsec. unsub. notes 6 5/8s, 2038 (Mexico)			75,000	85,500

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			404,000	421,170

Petrobras International Finance Co. company guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)			450,000	557,811

Petrobras International Finance Co. company guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)			202,000	237,493

Petrohawk Energy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014			95,000	105,806

Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)			3,930,000	2,964,438

Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 1/2s, 2037 (Venezuela)			265,000	156,453

Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)			265,000	161,404

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)			400,000	357,112

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)			1,305,000	1,076,925

Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)			790,000	702,310

Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 8s, 2013 (Venezuela)			425,000	422,875

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 5 1/2s, 2021 (Mexico)			1,125,000	1,240,313

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s, 2019 (Mexico)			680,000	860,200

Petroleum Development Corp. company guaranty sr. unsec. notes 12s, 2018			280,000	303,800

Power Sector Assets & Liabilities Management Corp. 144A govt. guaranty sr. unsec. notes 7.39s, 2024 (Philippines)			430,000	543,950

Power Sector Assets & Liabilities Management Corp. 144A govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)			450,000	551,250

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016			250,000	264,375

Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020			210,000	227,850

Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022			100,000	98,750

Rosetta Resources, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			173,000	190,300

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020			535,000	541,688

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2021			55,000	54,175

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub. notes 8s, 2018			795,000	810,900

SM Energy Co. sr. unsec. notes 6 5/8s, 2019			115,000	121,900

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021			80,000	81,800

Williams Cos., Inc. (The) notes 7 3/4s, 2031			69,000	84,056

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021			102,000	127,113

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017			240,000	238,800

				29,775,176
Financials (6.0%)

ACE Cash Express, Inc. 144A sr. notes 11s, 2019			165,000	150,975

Air Lease Corp. 144A sr. notes 5 5/8s, 2017			215,000	213,925

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017			195,000	200,799

Ally Financial, Inc. company guaranty sr. unsec. notes 6 7/8s, 2012			298,000	303,215

Ally Financial, Inc. company guaranty sr. unsec. notes 6 5/8s, 2012			322,000	323,932

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015			405,000	440,944

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			790,000	853,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN 2.688s, 2014			31,000	29,398

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068			261,000	276,269

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)		BRL	318,000	187,269

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)			$1,330,000	1,366,768

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037			223,000	223,000

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			82,000	87,125

CIT Group, Inc. 144A bonds 7s, 2017			1,452,000	1,455,630

CIT Group, Inc. 144A bonds 7s, 2016			394,000	394,985

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018			275,000	298,031

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019			215,000	219,300

CNO Financial Group, Inc. 144A company guaranty sr. notes 9s, 2018			80,000	86,400

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019			230,000	224,538

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031			250,000	215,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031			336,000	288,960

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB 6.071s, perpetual maturity (Jersey)			233,000	164,848

HSBC Capital Funding LP bank guaranty jr. unsec. sub. bonds FRB 5.13s, perpetual maturity (Jersey)		EUR	208,000	248,037

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015			$70,000	72,188

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes 9s, 2014			50,000	51,250

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 8s, 2018			525,000	546,000

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			30,000	29,700

International Lease Finance Corp. sr. unsec. unsub notes 4 7/8s, 2015			99,000	97,763

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017			500,000	594,669

JPMorgan Chase & Co. 144A sr. unsec. unsub notes 8s, 2012			14,000,000	273,267

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097			480,000	440,208

Majapahit Holding BV 144A company guaranty sr. unsec. notes 8s, 2019 (Indonesia)			300,000	363,000

Majapahit Holding BV 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)			1,345,000	1,622,796

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec notes 6 7/8s, 2021(R)			102,000	106,590

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022(R)			145,000	147,175

National Money Mart Co. company guaranty sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)			177,000	195,585

Nuveen Investments, Inc. company guaranty sr. unsec. unsub. notes 10 1/2s, 2015			266,000	275,643

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022(R)			152,000	161,120

RBS Capital Trust III bank guaranty jr. unsec. sub. notes 5.512s, perpetual maturity (United Kingdom)			300,000	186,000

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN, 7.64s, 2049 (United Kingdom)			300,000	207,868

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes 9s, 2014 (Russia)			390,000	432,900

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes 7 1/8s, 2014 (Russia)			1,295,000	1,375,355

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Luxembourg)			250,000	257,559

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Luxembourg)			650,000	659,750

Shinhan Bank 144A sr. unsec. bonds 6s, 2012 (South Korea)			208,000	210,080

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017			345,000	269,100

State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)			215,000	222,843

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN, 7.152s, perpetual maturity (Jersey)		EUR	200,000	253,326

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, perpetual maturity (Cayman Islands)		EUR	133,000	146,583

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)			$250,000	230,565

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN 4.378s, 2014			45,000	42,075

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012(R)			260,000	261,129

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed bonds 6.8s, 2025 (Russia)			600,000	627,726

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)			400,000	418,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)			3,746,000	3,956,713

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)			3,040,000	3,176,800

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes 6.609s, 2012 (Russia)			1,665,000	1,704,444

				27,868,318
Health care (1.7%)

Aviv Healthcare Properties LP company guaranty sr. unsec. notes 7 3/4s, 2019			193,000	198,308

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)		EUR	156,000	211,667

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017			$140,000	150,675

Capella Healthcare, Inc. company guaranty sr. unsec. notes 9 1/4s, 2017			225,000	230,625

Capsugel FinanceCo SCA 144A company guaranty sr. unsec. notes 9 7/8s, 2019		EUR	260,000	376,934

CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 8s, 2019			$285,000	294,975

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)		EUR	100,000	138,178

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)			$614,000	630,885

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			65,000	67,925

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018			200,000	209,500

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec. notes 8 3/4s, 2016 (Ireland)			221,000	243,376

Emergency Medical Services Corp. company guaranty sr. unsec. notes 8 1/8s, 2019			291,000	299,003

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec notes 7s, 2019			170,000	181,475

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019			205,000	211,150

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015			225,000	259,313

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018			295,000	319,338

HCA, Inc. sr. notes 6 1/2s, 2020			903,000	949,279

HCA, Inc. sr. unsec. notes 7 1/2s, 2022			260,000	275,600

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017			280,000	299,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec notes 8 3/8s, 2019			310,000	301,475

Kinetics Concept/KCI USA 144A company guaranty sr. unsec. notes 12 1/2s, 2019			250,000	235,000

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018			205,000	221,400

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			335,000	334,581

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015(PIK)			175,770	176,649

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019			215,000	231,663

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018			120,000	137,400

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019			296,000	331,520

Tenet Healthcare Corp. 144A company guaranty notes 6 1/4s, 2018			255,000	263,288

Valeant Pharmaceuticals International 144A company guaranty sr. notes 7s, 2020			40,000	39,800

Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018			100,000	100,750

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017			40,000	40,500

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016			9,000	5,940

				7,967,772
Technology (1.3%)

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020			342,000	376,200

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015			7,000	6,930

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015			218,000	214,730

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			106,000	106,265

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			166,000	150,645

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015			351,000	316,778

Epicor Software Corp. company guaranty sr. unsec notes 8 5/8s, 2019			106,000	108,385

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			145,000	160,950

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			95,000	104,025

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021			355,000	355,888

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015			705,052	715,628

First Data Corp. company guaranty sr. unsec. sub. notes 11 1/4s, 2016			117,000	105,885

First Data Corp. 144A company guaranty notes 8 1/4s, 2021			124,000	121,210

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020			105,000	113,794

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019			135,000	137,531

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020			51,000	57,248

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 10 1/8s, 2018			501,000	561,120

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020			440,000	464,200

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021			155,000	168,563

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019			70,000	72,275

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes 9 3/4s, 2018 (Netherlands)			406,000	458,780

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes 7 3/4s, 2018 (Cayman Islands)			256,000	280,320

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015			480,000	498,600

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020			203,000	216,703

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			257,000	283,343

				6,155,996
Transportation (0.3%)

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018 (Luxembourg)		CHF	668,000	777,002

AMGH Merger Sub, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			$277,000	288,080

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018			310,000	337,513

Western Express, Inc. 144A sr. notes 12 1/2s, 2015			168,000	69,720

				1,472,315
Utilities and power (1.7%)

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017			720,000	810,900

AES Corp. (The) 144A sr. notes 7 3/8s, 2021			180,000	198,900

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020			225,000	243,563

Calpine Corp. 144A sr. notes 7 1/4s, 2017			595,000	630,700

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)			290,000	316,074

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default)(NON)			685,000	450,388

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016			109,000	75,210

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013			48,000	39,360

Edison Mission Energy sr. unsec. notes 7.2s, 2019			109,000	67,580

Edison Mission Energy sr. unsec. notes 7s, 2017			17,000	10,710

El Paso Corp. sr. unsec. notes 7s, 2017			285,000	317,360

El Paso Natural Gas Co. debs. 8 5/8s, 2022			345,000	428,101

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020			1,050,000	1,139,250

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020			331,000	360,790

Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020			402,000	446,220

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020			405,000	368,550

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018			65,000	59,800

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016			95,000	103,550

NRG Energy, Inc. company guaranty 7 3/8s, 2017			360,000	374,400

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021			800,000	768,000

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020			150,000	162,786

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028			65,000	73,645

Texas Competitive/Texas Competitive Electric Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020			180,000	117,450

Vattenfall AB jr. unsec. sub. bonds FRB 5 1/4s, perpetual maturity (Sweden)		EUR	156,000	214,263

				7,777,550

Total corporate bonds and notes (cost $148,582,711)				$153,061,367

MORTGAGE-BACKED SECURITIES (30.0%)(a)
			Principal amount	Value

American Home Mortgage Assets FRB Ser. 06-6, Class A1A, 0.432s, 2046			$2,780,740	$1,320,852

American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1A, 0.40175s, 2047			8,384,624	4,527,697

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036			125,000	94,063
Ser. 01-1, Class K, 6 1/8s, 2036			282,000	44,996
Ser. 07-5, Class XW, IO, 0.416s, 2051			41,126,206	627,010

Banc of America Funding Corp. FRB Ser. 07-B, Class A1, 0.452s, 2047			1,163,522	683,569

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.837s, 2046			23,947,090	987,817
Ser. 09-RR7, Class 2A7, IO, 1.637s, 2047			55,329,514	2,296,175
Ser. 09-RR7, Class 2A1, IO, 3/4s, 2047			65,775,776	1,624,662
Ser. 09-RR7, Class 1A1, IO, 3/4s, 2046			62,067,128	1,533,058

Barclays Capital, LLC Trust FRB Ser. 07-AA2, Class 12A1, 0.452s, 2047			1,958,903	979,451

Bear Stearns Alt-A Trust FRB Ser. 06-3, Class 31A1, 3.054s, 2036			1,723,212	749,597

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-IM1, Class A1, 0.472s, 2036			1,639,889	836,343

Bear Stearns Commercial Mortgage Securities, Inc. Ser. 05-PWR7, Class B, 5.214s, 2041			923,000	830,700

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046			10,592,011	269,037
Ser. 07-AR5, Class 1X2, IO, 1/2s, 2047			6,444,497	133,401
Ser. 06-AR5, Class 1X, IO, 1/2s, 2046			14,057,711	254,445
FRB Ser. 06-AR2, Class 1A1, 0.442s, 2046			1,454,621	756,403
FRB Ser. 06-AR3, Class 1A1, 0.422s, 2036			1,273,187	641,368
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036			7,577,170	105,323

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR1, Class A3, 0.462s, 2037			3,721,397	1,990,948
FRB Ser. 07-AR1, Class A2, 0.402s, 2037			1,117,383	584,839

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A Ser. 07-CD5, Class XS, IO, 0.059s, 2044			27,615,590	108,757

Commercial Mortgage Pass-Through Certificates FRB Ser. 04-LB3A, Class E, 5.357s, 2037(F)			852,000	818,559

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)		GBP	328,253	367,528
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)		GBP	107,319	128,743

Countrywide Alternative Loan Trust
Ser. 06-0A19, Class XP, IO, 2.588s, 2047(F)			$16,597,776	1,182,592
FRB Ser. 05-38, Class A1, 1.659s, 2035			1,324,431	847,636
FRB Ser. 07-OA11, Class A1A, 1.539s, 2047			1,691,782	938,939
FRB Ser. 05-62, Class 2A1, 1.159s, 2035			1,271,361	750,103
FRB Ser. 05-38, Class A3, 0.592s, 2035			1,891,645	1,134,987
FRB Ser. 07-AL1, Class A1, 0.492s, 2037			2,743,349	1,207,074
FRB Ser. 06-OA6, Class 1A1A, 0.452s, 2046			3,132,803	1,817,025
FRB Ser. 06-OA17, Class 1A1A, 0.437s, 2046			2,668,215	1,380,801
FRB Ser. 06-OA21, Class A1, 0.432s, 2047			2,001,064	1,026,146
FRB Ser. 06-OA12, Class A1B, 0.432s, 2046			4,608,058	2,338,590
FRB Ser. 06-OA8, Class 1A1, 0.432s, 2046			1,884,529	1,107,161
FRB Ser. 07-OA4, Class A1, 0.412s, 2047			3,399,720	2,107,827
FRB Ser. 06-OC8, Class 2A2B, 0.412s, 2036			4,627,570	2,441,043
FRB Ser. 07-OA7, Class A1B, 0.382s, 2047			1,370,263	775,912
FRB Ser. 06-OA18, Class A1, 0.362s, 2046			5,776,210	3,662,478
FRB Ser. 06-OC8, Class 2A2A, 0.362s, 2036			3,756,741	1,850,195
FRB Ser. 06-HY11, Class A1, 0.362s, 2036			2,187,491	1,203,120

Countrywide Home Loans
FRB Ser. 07-HYB2, Class 3A1, 2.997s, 2047			1,756,441	904,743
FRB Ser. 06-OA4, Class A1, 1.119s, 2046			1,517,986	698,274
FRB Ser. 05-3, Class 1A2, 0.532s, 2035			738,916	480,988
FRB Ser. 06-OA4, Class A2, 0.512s, 2046			1,164,008	523,803

Credit Suisse Mortgage Capital Certificates FRB Ser. 08-C1, Class A3, 6.199s, 2041			1,458,000	1,622,586

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5, Class M, 5 1/4s, 2035			275,000	82,403

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust FRB Ser. 06-AR1, Class 1A3, 0.572s, 2036			8,328,463	3,706,166

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4, 6.04s, 2031			226,150	217,669

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D, 1.935s, 2014 (United Kingdom)		GBP	16,728	16,054

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.633s, 2032			$243,543	377,492
IFB Ser. 3408, Class EK, 24.82s, 2037			131,398	204,548
IFB Ser. 2979, Class AS, 23.387s, 2034			69,625	95,159
IFB Ser. 3072, Class SM, 22.91s, 2035			297,966	448,095
IFB Ser. 3072, Class SB, 22.764s, 2035			305,404	457,280
IFB Ser. 3249, Class PS, 21.477s, 2036			294,974	424,236
IFB Ser. 3065, Class DC, 19.135s, 2035			433,561	648,451
IFB Ser. 3031, Class BS, 16.121s, 2035			500,125	665,049
IFB Ser. 3951, Class CS, IO, 6.508s, 2026			5,792,666	1,029,530
Ser. 4032, Class SA, IO, 6 1/2s, 2042(FWC)			4,195,000	631,767
IFB Ser. 3727, Class PS, IO, 6.458s, 2038			3,653,862	433,267
IFB Ser. 3895, Class SM, IO, 6.408s, 2040			3,406,618	572,467
IFB Ser. 3940, Class PS, IO, 6.408s, 2040			2,676,009	465,358
IFB Ser. 3852, Class TB, 5.758s, 2041			1,591,603	1,625,169
IFB Ser. 3768, Class PS, IO, 5.758s, 2036			8,781,103	1,178,856
IFB Ser. 3753, Class S, IO, 5.708s, 2040			1,852,414	310,279
Ser. 3645, Class ID, IO, 5s, 2040			1,476,309	147,764
Ser. 3653, Class KI, IO, 5s, 2038			2,727,197	271,083
Ser. 3632, Class CI, IO, 5s, 2038			1,614,462	159,816
Ser. 3626, Class DI, IO, 5s, 2037			1,076,601	56,715
Ser. 3623, Class CI, IO, 5s, 2036			984,507	72,607
Ser. 4000, Class PI, IO, 4 1/2s, 2042			2,175,814	307,660
Ser. 3747, Class HI, IO, 4 1/2s, 2037			917,845	114,401
Ser. 4010, Class NI, IO, 4s, 2041			2,866,000	476,473
Ser. 3738, Class MI, IO, 4s, 2034			4,102,867	352,655
Ser. 3748, Class NI, IO, 4s, 2034			4,234,493	414,726
Ser. 3736, Class QI, IO, 4s, 2034			11,147,974	543,464
Ser. 3751, Class MI, IO, 4s, 2034			11,465,588	714,535
Ser. T-57, Class 1AX, IO, 0.425s, 2043			2,112,679	26,408
Ser. 3300, PO, zero %, 2037			170,770	155,976
FRB Ser. 3326, Class YF, zero %, 2037			51,091	47,811
FRB Ser. 3326, Class WF, zero %, 2035			8,555	7,381
FRB Ser. 3030, Class EF, zero %, 2035			9,808	9,714

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.45s, 2036			224,213	396,401
IFB Ser. 06-8, Class HP, 23.68s, 2036			398,137	645,500
IFB Ser. 07-53, Class SP, 23.314s, 2037			295,130	447,650
IFB Ser. 08-24, Class SP, 22.397s, 2038			314,023	461,739
IFB Ser. 05-122, Class SE, 22.254s, 2035			480,502	700,514
IFB Ser. 05-83, Class QP, 16.765s, 2034			314,768	428,084
IFB Ser. 10-129, Class PS, IO, 6.458s, 2038			9,364,989	1,609,607
IFB Ser. 10-135, Class SP, IO, 6.358s, 2040			11,746,709	1,997,974
IFB Ser. 12-2, Class PS, IO, 6.308s, 2041			1,307,852	282,006
IFB Ser. 11-51, Class SJ, IO, 6.308s, 2041			4,635,306	809,093
IFB Ser. 404, Class S13, IO, 6.158s, 2040			6,344,403	859,822
IFB Ser. 10-35, Class SG, IO, 6.158s, 2040			5,981,039	1,093,334
IFB Ser. 11-132, Class SB, IO, 5.858s, 2030			1,771,769	289,082
IFB Ser. 10-140, Class GS, IO, 5.758s, 2039			6,080,055	981,359
IFB Ser. 11-51, Class SM, IO, 5.608s, 2041			7,776,189	1,129,180
IFB Ser. 10-46, Class WS, IO, 5.508s, 2040			4,041,309	503,992
Ser. 374, Class 6, IO, 5 1/2s, 2036			1,247,864	173,129
Ser. 10-21, Class IP, IO, 5s, 2039			2,964,068	392,739
Ser. 10-92, Class CI, IO, 5s, 2039			1,586,152	155,641
Ser. 398, Class C5, IO, 5s, 2039			1,047,647	103,088
Ser. 10-13, Class EI, IO, 5s, 2038			669,764	45,648
Ser. 378, Class 19, IO, 5s, 2035			3,123,557	374,827
Ser. 12-30, Class TI, IO, 4 1/2s, 2041			2,040,000	415,711
Ser. 12-30, Class HI, IO, 4 1/2s, 2040			7,965,000	1,585,911
Ser. 366, Class 22, IO, 4 1/2s, 2035			1,159,732	95,110
Ser. 406, Class 2, IO, 4s, 2041			5,984,561	944,364
Ser. 406, Class 1, IO, 4s, 2041			3,835,808	644,416
Ser. 03-W10, Class 1, IO, 1.437s, 2043			806,725	38,193
Ser. 00-T6, IO, 0.772s, 2030			1,915,015	34,111
Ser. 99-51, Class N, PO, zero %, 2029			27,985	26,429

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.088s, 2020(F)			2,451,026	62,041

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G, 5.35s, 2035			351,000	191,912

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3, Class G, 6.974s, 2036			2,989	2,679

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.829s, 2041			3,285,690	3,509,511
IFB Ser. 11-56, Class SG, 6.829s, 2041			2,189,894	2,350,063
IFB Ser. 10-142, Class SA, IO, 6.458s, 2039			4,221,304	604,174
IFB Ser. 10-151, Class SL, IO, 6.458s, 2039			2,036,584	349,702
IFB Ser. 11-37, Class SB, IO, 6.458s, 2038			5,052,740	722,585
IFB Ser. 10-85, Class AS, IO, 6.408s, 2039			4,150,529	674,461
IFB Ser. 10-85, Class SD, IO, 6.408s, 2038			683,299	115,792
IFB Ser. 11-37, Class SD, IO, 6.408s, 2038			6,500,532	921,029
IFB Ser. 10-163, Class SI, IO, 6.388s, 2037			5,730,663	988,767
IFB Ser. 10-47, Class HS, IO, 6.358s, 2039			2,293,876	379,063
IFB Ser. 10-157, Class SN, IO, 6.308s, 2038			2,634,289	364,111
IFB Ser. 10-120, Class SB, IO, 5.958s, 2035			1,381,709	151,007
IFB Ser. 10-20, Class SC, IO, 5.908s, 2040			355,607	59,959
IFB Ser. 11-79, Class AS, IO, 5.868s, 2037			4,552,403	478,002
IFB Ser. 11-50, Class PS, IO, 5.858s, 2041			3,543,939	524,928
IFB Ser. 10-115, Class SN, IO, 5.858s, 2038			1,393,570	216,575
IFB Ser. 10-116, Class SL, IO, 5.808s, 2039			1,414,086	224,288
IFB Ser. 11-70, Class SM, IO, 5.648s, 2041			3,437,000	994,290
IFB Ser. 11-70, Class SH, IO, 5.648s, 2041			3,530,000	1,027,195
IFB Ser. 11-12, Class IB, IO, 4.556s, 2040			2,347,361	299,946
Ser. 11-18, Class PI, IO, 4 1/2s, 2040			595,232	103,050
Ser. 10-168, Class PI, IO, 4 1/2s, 2039			1,652,559	249,189
Ser. 10-158, Class IP, IO, 4 1/2s, 2039			7,055,920	1,102,699
Ser. 12-8, Class PI, IO, 4s, 2041			2,223,003	395,250
Ser. 11-116, Class BI, IO, 4s, 2026			5,765,175	672,681
Ser. 12-H02, Class AI, IO, 1.759s, 2062			4,963,034	367,562
Ser. 12-H04, Class FI, IO, 0.971s, 2062			11,274,936	521,466
Ser. 11-70, PO, zero %, 2041			7,053,061	5,556,438
Ser. 06-36, Class OD, PO, zero %, 2036			9,748	9,068
Ser. 99-31, Class MP, PO, zero %, 2029			72,523	67,221

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO, 1s, 2036			7,238,321	262,751

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class D, 4.986s, 2042			890,000	818,800

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO, 0.308s, 2039			94,568,439	1,692,775

GSR Mortgage Loan Trust FRB Ser. 06-OA1, Class 3A1, 2.724s, 2046			2,709,145	1,425,687

Harborview Mortgage Loan Trust
FRB Ser. 05-7, Class 1A1, 3.071s, 2045			1,476,693	753,113
FRB Ser. 05-8, Class 1A2A, 0.572s, 2035			1,212,119	666,665
FRB Ser. 05-16, Class 3A1A, 0.492s, 2036			3,036,562	1,718,694
FRB Ser. 06-7, Class 2A1A, 0.442s, 2046			1,353,102	825,392

IndyMac Index Mortgage Loan Trust

FRB Ser. 06-AR39, Class A1, 0.422s, 2037			4,703,917	2,493,076

FRB Ser. 06-AR35, Class 2A1A, 0.412s, 2037			1,241,069	667,193

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.442s, 2037			2,479,092	1,115,591
FRB Ser. 06-A7, Class 1A1, 0.402s, 2036(F)			1,366,891	696,920
FRB Ser. 06-A6, Class 1A1, 0.402s, 2036			1,742,872	961,625
FRB Ser. 07-A1, Class 1A1A, 0.382s, 2037(F)			1,221,115	500,518

JPMorgan Chase Commercial Mortgage Securities Corp. 144A Ser. 07-CB20, Class X1, IO, 0.146s, 2051			52,426,676	536,902

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031			199,915	201,914
Ser. 98-C4, Class J, 5.6s, 2035			379,000	398,784

LB-UBS Commercial Mortgage Trust 144A Ser. 02-C2, Class K, 6.529s, 2035(F)			1,084,000	1,086,708

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, PO, zero %, 2047			5,165,289	161,415

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO, 2.518s, 2028(F)			290,879	6,981

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 5.84s, 2050			51,000	53,320

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5, Class X, IO, 4.44s, 2049			1,828,945	137,171

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039			1,380,000	1,200,600

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.87s, 2043			1,196,000	1,236,281

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.473s, 2012			552	1

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J, 6 5/8s, 2033			139,941	6,997

Residential Accredit Loans, Inc.
Ser. 06-Q07, Class X3, IO, 1 1/2s, 2046			9,102,109	468,759
Ser. 06-Q07, Class X1, IO, 0.9s, 2046			6,167,540	196,128

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018			158,000	158,000

Structured Asset Mortgage Investments Trust Ser. 07-AR6, Class X2, IO, 1/2s, 2047			23,775,303	485,016

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046			14,564,897	550,553
Ser. 06-AR7, Class X, IO, 0.9s, 2036			34,819,890	1,013,259
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037			5,062,810	106,825
Ser. 06-AR8, Class X, IO, 0.4s, 2036			22,407,270	298,017

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO, 6.009s, 2045			3,831,439	632,187

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO, 0.377s, 2046			14,873,617	213,585

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1, Class A2, 0.392s, 2036			2,085,132	896,607

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 06-AR9, Class 2A, 1.022s, 2046			4,240,447	1,738,583
FRB Ser. 07-0C2, Class A3, 0.552s, 2037(F)			1,230,589	636,652

Total mortgage-backed securities (cost $134,218,426)				$139,707,251

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (20.6%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.2%)

Government National Mortgage Association Pass-Through Certificates 6 1/2s, November 20, 2038			$838,117	$947,269

				947,269
U.S. Government Agency Mortgage Obligations (20.4%)

Federal National Mortgage Association Pass-Through Certificates
5s, February 1, 2037			183,149	197,636
4 1/2s, August 1, 2039			444,468	472,109
3 1/2s, TBA, May 1, 2042			26,000,000	26,619,531
3 1/2s, TBA, April 1, 2042			66,000,000	67,773,750

				95,063,026

Total U.S. government and agency mortgage obligations (cost $96,051,231)				$96,010,295

U.S. TREASURY OBLIGATIONS (0.5%)(a)
			Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.000%, April 15, 2012(i)			$69,225	$70,032

U.S. Treasury Notes 3.625%, August 15, 2019(i)			1,865,000	2,125,578

Total U.S. treasury obligations (cost $2,195,610)				$2,195,610

PURCHASED OPTIONS OUTSTANDING (9.8%)(a)
	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085		$790,000	$7,521

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.064% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.064		790,000	6,352

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.042% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.042		790,000	5,024

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683		3,324,000	1,396

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37		19,497,901	1,754,612

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37		19,497,901	44,065

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52		16,248,250	1,674,220

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36		16,248,250	1,449,181

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36		16,248,250	35,909

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52		16,248,250	24,372

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51		6,499,300	664,163

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51		6,499,300	9,489

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375		16,248,250	1,704,929

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375		16,248,250	21,285

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683		3,324,000	1,396

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861		3,324,000	166

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275		15,755,000	158

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 2.015% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.015		3,144,000	31

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.765% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.765		7,859,000	8

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.74		24,874,000	3,327,221

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.74		24,874,000	875,192

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714		3,324,000	2,692

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075		15,855,000	109,875

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861		3,324,000	166

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275		15,755,000	158

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28		27,825,000	2,955,572

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28		27,825,000	1,261,641

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67		24,874,000	3,214,467

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67		24,874,000	915,264

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04		25,725,000	2,546,029

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04		25,725,000	1,053,207

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193		8,642,000	111,568

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.169% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169		8,642,000	95,321

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9475% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475		24,246,000	111,047

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.144% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144		8,642,000	78,210

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714		3,324,000	2,692

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075		15,855,000	109,875

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.122% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122		8,642,000	60,408

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.096% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096		8,642,000	40,012

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.074% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.074		8,642,000	19,704

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275		15,755,000	158

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765		17,832,000	1,553,863

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765		17,832,000	300,683

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375		9,916,600	2,300,602

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375		9,916,600	622,376

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46		9,916,600	2,414,276

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46		9,916,600	582,620

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27		4,491,000	76,841

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375		790,000	9,804

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475		4,491,000	70,554

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125		790,000	8,769

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225		4,491,000	63,727

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.73		8,124,000	318,623

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.73		8,124,000	86,358

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714		3,324,000	2,692

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683		3,324,000	1,396

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861		3,324,000	166

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998		15,755,000	1,260

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275		15,755,000	158

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49		763,244	52,481

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	Sep-16/3.49		763,244	47,367

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17		7,507,000	484,517

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17		7,507,000	179,155

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72		17,832,000	1,523,495

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72		17,832,000	307,067

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705		16,771,000	1,427,028

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705		16,771,000	288,763

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625		3,324,000	20,841

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855		3,324,000	19,778

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325		1,257,000	47,829

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325		1,257,000	24,323

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675		4,491,000	94,356

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825		4,273,000	381,793

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825		4,273,000	160,024

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845		3,324,000	18,216

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835		3,324,000	16,653

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305		1,257,000	45,277

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305		1,257,000	22,551

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375		4,491,000	87,709

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82		3,324,000	15,224

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175		4,491,000	79,895

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28		1,257,000	42,524

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28		1,257,000	20,451

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26		1,257,000	39,922

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26		1,257,000	18,503

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855		4,273,000	331,841

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855		4,273,000	113,790

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235		1,257,000	36,767

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235		1,257,000	15,914

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.1825% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825		3,270,000	32,177

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714		3,324,000	2,692

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215		1,257,000	33,210

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215		1,257,000	13,173

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.11875% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875		15,855,000	113,522

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.105% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105		6,131,000	180,926

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.105% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.105		6,131,000	35,131

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683		3,324,000	1,396

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195		1,257,000	29,565

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195		1,257,000	10,245

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.10% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10		6,131,000	176,757

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.10% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.10		6,131,000	31,697

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83		4,273,000	265,097

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83		4,273,000	52,942

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095		6,131,000	172,526

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.095		6,131,000	28,203

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09		6,131,000	168,357

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09		6,131,000	24,708

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.095		6,131,000	160,755

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.095% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.095		6,131,000	23,236

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09		6,131,000	156,218

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.09% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.09		6,131,000	19,558

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17		1,257,000	25,102

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17		1,257,000	6,386

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.35% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35		3,270,000	33,943

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861		3,324,000	166

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15		1,257,000	20,037

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15		1,257,000	2,024

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998		15,755,000	1,260

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275		15,755,000	158

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17		7,507,000	484,517

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17		7,507,000	179,155

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/5.11		14,899,000	217,019

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705		16,771,000	1,427,028

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705		16,771,000	288,763

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54		9,129,369	960,775

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54		9,129,369	11,138

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49		16,218,193	1,636,578

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49		16,218,193	21,895

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714		3,324,000	2,692

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683		3,324,000	1,396

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861		3,324,000	166

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 2.3475% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.3475		4,190,000	36,998

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 2.3475% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.3475		4,190,000	21,285

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275		15,755,000	158

Total purchased options outstanding (cost $52,284,453)				$45,784,308

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (7.1%)(a)
			Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017			$2,360,000	$2,082,700

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013			461,000	465,131

Argentina (Republic of) sr. unsec. bonds FRB 0.629s, 2013			2,362,000	570,423

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015			6,666,000	6,264,364

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $ V, 10 1/2s, 2012		ARS	1,080,000	252,087

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033			$1,053,710	771,842

Brazil (Federal Republic of) unsec. notes 10s, 2017			1,350	738,774

Brazil (Federal Republic of) unsub. notes 10s, 2014			1,080	609,423

Chile (Republic of) notes 5 1/2s, 2020		CLP	235,500,000	503,534

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021			$360,000	345,600

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s, 2013 (South Korea)		INR	31,500,000	594,707

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017			$930,000	1,064,078

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041			176,000	160,845

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021			16,000	14,610

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019			755,000	1,124,059

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038			550,000	761,750

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014			280,000	303,797

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037			575,000	701,224

International Bank for Reconstruction & Development sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014		RUB	13,350,000	450,462

Iraq (Republic of) 144A bonds 5.8s, 2028			$695,000	579,630

Peru (Republic of) bonds 6.95s, 2031		PEN	3,110,000	1,255,650

Russia (Federation of) 144A sr. notes 5 5/8s, 2042			$1,200,000	1,190,400

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017			200,000	200,100

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030			1,437,515	1,708,846

Sri Lanka (Republic of) 144A notes 7.4s, 2015			240,000	254,146

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017			1,230,000	1,419,506

Turkey (Republic of) unsec. notes 6 3/4s, 2040			270,000	294,233

Ukraine (Government of ) Financing of Infrastructural Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017			275,000	234,108

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012			650,000	647,667

Ukraine (Government of) 144A bonds 7 3/4s, 2020			895,000	765,225

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021			1,010,000	868,630

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013			2,280,000	2,197,350

United Mexican States sr. unsec. notes 5 3/4s, 2110			220,000	226,050

Venezuela (Republic of) bonds 8 1/2s, 2014			430,000	430,611

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027			200,000	175,526

Venezuela (Republic of) unsec. notes 10 3/4s, 2013			1,410,000	1,471,490

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018			1,215,000	1,331,069

Total foreign government and agency bonds and notes (cost $31,601,319)				$33,029,647

ASSET-BACKED SECURITIES (4.4%)(a)
			Principal amount	Value

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-HE9, Class 1A2, 0.392s, 2036			$5,000,000	$2,200,000

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3, Class M6, 5.117s, 2034			34,783	9,873

Countrywide Asset Backed Certificates
FRB Ser. 06-25, Class 2A2, 0.362s, 2047			872,395	785,155
FRB Ser. 07-1, Class 2A2, 0.342s, 2037			2,338,000	2,022,370

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038			414,676	16,587

First Franklin Mortgage Loan Asset Backed Certificates FRB Ser. 06-FF18, Class A2B, 0.352s, 2037			1,566,257	939,754

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 4.13s, 2043		EUR	880,000	852,015
FRB Ser. 03-2, Class 3C, 3.52s, 2043		GBP	328,968	382,141

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020			$671,564	340,818
Ser. 94-4, Class B2, 8.6s, 2019			236,474	106,319
Ser. 93-1, Class B, 8.45s, 2018			84,119	59,178
Ser. 95-F, Class B2, 7.1s, 2021			6,435	6,270
Ser. 93-3, Class B, 6.85s, 2018			6,176	5,484

GSAA Home Equity Trust FRB Ser. 07-3, Class A4A, 0.462s, 2047(F)			2,079,357	883,481

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB Ser. 05-2A, Class E, 2.242s, 2030			307,194	153,597

Indymac Residential Asset Backed Trust FRB Ser. 07-A, Class 2A2, 0.432s, 2047			3,460,245	1,903,135

Merrill Lynch First Franklin Mortgage Loan Asset Backed Certificates FRB Ser. 07-1, Class A2B, 0.412s, 2037			1,064,286	461,634

Merrill Lynch First Franklin Mortgage Loan Trust FRB Ser. 07-3, Class A2B, 0.372s, 2037			2,846,173	1,670,704

Merrill Lynch Mortgage Investors Trust
FRB Ser. 07-HE1, Class A2D, 0.572s, 2037			1,458,696	474,076
FRB Ser. 06-HE3, Class A3, 0.392s, 2037			2,907,649	989,182
FRB Ser. 07-HE1, Class A2A, 0.372s, 2037			4,238,957	1,377,661
FRB Ser. 06-HE5, Class A2B, 0.352s, 2037			2,245,283	1,234,906

Mid-State Trust Ser. 11, Class B, 8.221s, 2038			79,132	79,089

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3, 3.442s, 2034			38,436	10,963

Oakwood Mortgage Investors, Inc.
Ser. 95-B, Class B1, 7.55s, 2021			64,129	48,985
Ser. 01-C, Class A2, 5.92s, 2017			727,056	348,078

Structured Asset Securities Corp. FRB Ser. 06-BC2, Class A3, 0.392s, 2036			5,116,298	2,916,290

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038			439,811	52,777

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV, 6.84s, 2037			351,000	175,498

Total asset-backed securities (cost $21,100,512)				$20,506,020

SENIOR LOANS (1.9%)(a)(c)
			Principal amount	Value

Basic materials (0.1%)

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017			$114,138	$113,995

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s, 2014			8,440	8,735

Momentive Performance Materials, Inc. bank term loan FRN 3 3/4s, 2013			216,010	212,590

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017			118,800	115,904

				451,224
Capital goods (—%)

SRAM Corp. bank term loan FRN 8 1/2s, 2018			80,000	80,500

				80,500
Communication services (0.2%)

Charter Communications Operating, LLC bank term loan FRN Ser. C, 3.83s, 2016			576,615	573,011

Charter Communications Operating, LLC bank term loan FRN Ser. l, 7 1/4s, 2014			5,092	5,082

Intelsat SA bank term loan FRN 3.242s, 2014 (Luxembourg)			375,000	367,734

Level 3 Financing, Inc. bank term loan FRN 2.729s, 2014			22,000	21,643

				967,470
Consumer cyclicals (0.9%)

Brickman Group Holdings, Inc. bank term loan FRN Ser. B, 7 1/4s, 2016			99,844	100,177

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B, 6 1/4s, 2017			67,025	67,189

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.494s, 2018			479,641	432,651

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017			331,134	331,686

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B, 2.49s, 2014			393,207	362,102

Clear Channel Communications, Inc. bank term loan FRN Ser. B, 3.894s, 2016			578,484	468,138

Compucom Systems, Inc. bank term loan FRN 3 3/4s, 2014			63,810	62,374

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/2s, 2014			157,541	46,934

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/4s, 2014			307,911	91,732

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2 1/4s, 2014			114,892	34,228

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014(PIK)			72,839	68,378

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014(PIK)			41,462	38,923

Goodman Global, Inc. bank term loan FRN 9s, 2017			161,636	163,426

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016			245,434	246,398

National Bedding Company, LLC bank term loan FRN Ser. B, 4 1/8s, 2013			40,236	40,186

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018			215,000	214,424

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017			54,326	54,145

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014			374,120	164,924

Realogy Corp. bank term loan FRN Ser. B, 4.77s, 2016			470,436	436,591

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.803s, 2014			172,044	169,869

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2 3/4s, 2014			16,970	16,756

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014			399,187	262,166

Univision Communications, Inc. bank term loan FRN 4.494s, 2017			358,919	332,546

				4,205,943
Consumer staples (0.2%)

Claire's Stores, Inc. bank term loan FRN 3.086s, 2014			176,993	168,143

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018			153,838	153,261

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017			328,350	327,482

Rite Aid Corp. bank term loan FRN Ser. B, 2s, 2014			75,615	74,141

West Corp. bank term loan FRN Ser. B2, 2.658s, 2013			12,829	12,810

West Corp. bank term loan FRN Ser. B5, 4.494s, 2016			31,119	31,158

				766,995
Energy (0.1%)

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016			190,049	189,205

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013			109,665	109,430

				298,635
Financials (0.1%)

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017			230,000	211,744

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014			89,700	89,588

				301,332
Health care (0.2%)

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015			303,575	302,816

Emergency Medical Services Corp. bank term loan FRN Ser. B, 5 1/4s, 2018			242,550	242,368

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018			361,350	361,350

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017			187,709	185,656

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017(PIK)			80,000	80,067

				1,172,257
Technology (—%)

First Data Corp. bank term loan FRN 4.245s, 2018			121,183	110,334

First Data Corp. bank term loan FRN Ser. B3, 2.995s, 2014			12,896	12,413

				122,747
Utilities and power (0.1%)

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.743s, 2017			645,637	357,925

				357,925

Total senior loans (cost $9,682,556)				$8,725,028

PREFERRED STOCKS (0.1%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			163	$135,794

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			16,715	386,284

Total preferred stocks (cost $483,154)				$522,078

CONVERTIBLE BONDS AND NOTES (0.1%)(a)
			Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			$186,000	$294,810

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			195,000	221,081

Total convertible bonds and notes (cost $381,000)				$515,891

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
			Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.			5,293	$221,314

Lehman Brothers Holdings, Inc. 7.25% cv. pfd. (Escrow)(F)			627	6

Lucent Technologies Capital Trust I 7.75% cv. pfd.			236	191,868

Total convertible preferred stocks (cost $496,476)				$413,188

COMMON STOCKS (—%)(a)
			Shares	Value

Bohai Bay Litigation, LLC (Escrow)(F)			842	$2,627

Compton Petroleum Corp. (Canada)(NON)			6,624	26,291

Magellan Health Services, Inc.(NON)			140	6,833

Trump Entertainment Resorts, Inc.(NON)			71	71

Vertis Holdings, Inc.(NON)(F)			521	5

Total common stocks (cost $69,288)				$35,827

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$760

Smurfit Kappa Group PLC 144A (Ireland)(F)	10/1/13	EUR 0.001	422	19,979

Total warrants (cost $16,076)				$20,739

SHORT-TERM INVESTMENTS (23.7%)(a)
			Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11%(e)			5,402,802	$5,402,802

SSgA Prime Money Market Fund 0.12%(P)			749,000	749,000

Straight-A Funding, LLC commercial paper with an effective yield of 0.178%, May 1, 2012			$13,500,000	13,497,975

U.S. Treasury Bills with an effective yield of 0.085%, April 5, 2012(SEGSF)			1,000,000	999,989

U.S. Treasury Bills with an effective yield of 0.070%, June 28, 2012			273,000	272,954

U.S. Treasury Bills with an effective yield of zero %, July 12, 2012(i)			302,000	301,940

U.S. Treasury Bills with effective yields ranging from 0.088% to 0.124%, May 3, 2012(SEG)			10,846,000	10,845,037

U.S. Treasury Bills with effective yields ranging from 0.087% to 0.102%, October 18, 2012(SEGSF)			24,226,000	24,208,606

U.S. Treasury Bills with effective yields ranging from 0.084% to 0.105%, November 15, 2012(SEGSF)			21,928,000	21,910,041

U.S. Treasury Bills with effective yields ranging from 0.058% to 0.111%, July 26, 2012(SEG)(SEGSF)			23,106,000	23,099,923

U.S. Treasury Bills with effective yields ranging from 0.058% to 0.094%, August 23, 2012(SEG)(SEGSF)			9,064,000	9,059,686

Total short-term investments (cost $110,357,321)				$110,347,953

TOTAL INVESTMENTS

Total investments (cost $607,520,133)(b)				$610,875,202

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $446,518,411) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	4/18/12	$116,956	$121,612	$(4,656)
	Brazilian Real	Buy	4/18/12	267,671	292,189	(24,518)
	British Pound	Sell	4/18/12	789,917	789,240	(677)
	Canadian Dollar	Sell	4/18/12	154,245	163,066	8,821
	Chilean Peso	Buy	4/18/12	93,621	94,204	(583)
	Chilean Peso	Sell	4/18/12	93,621	94,087	466
	Euro	Buy	4/18/12	4,374,947	4,373,193	1,754
	Japanese Yen	Sell	4/18/12	1,865,060	1,902,410	37,350
	Mexican Peso	Buy	4/18/12	186,062	185,685	377
	Mexican Peso	Sell	4/18/12	186,062	186,148	86
	Norwegian Krone	Buy	4/18/12	829,829	841,120	(11,291)
	Russian Ruble	Buy	4/18/12	22,147	22,176	(29)
	Russian Ruble	Sell	4/18/12	22,147	21,901	(246)
	South African Rand	Buy	4/18/12	1,821	1,808	13
	South African Rand	Sell	4/18/12	1,821	1,852	31
	South Korean Won	Buy	4/18/12	1,047,812	1,062,114	(14,302)
	Swedish Krona	Sell	4/18/12	2,327,385	2,304,023	(23,362)
	Swiss Franc	Buy	4/18/12	4,036,009	4,026,210	9,799
	Turkish Lira	Buy	4/18/12	622,953	623,036	(83)
	Turkish Lira	Sell	4/18/12	622,954	629,196	6,242
Barclays Bank PLC
	Australian Dollar	Buy	4/18/12	1,050,430	1,143,870	(93,440)
	Brazilian Real	Buy	4/18/12	981,698	1,146,117	(164,419)
	British Pound	Sell	4/18/12	4,424,591	4,410,244	(14,347)
	Canadian Dollar	Buy	4/18/12	2,378,717	2,398,779	(20,062)
	Chilean Peso	Buy	4/18/12	1,043,662	1,067,601	(23,939)
	Czech Koruna	Sell	4/18/12	2,593,448	2,597,940	4,492
	Euro	Sell	4/18/12	9,413,052	9,409,824	(3,228)
	Hungarian Forint	Buy	4/18/12	1,041,261	1,049,830	(8,569)
	Hungarian Forint	Sell	4/18/12	1,041,261	1,037,431	(3,830)
	Indian Rupee	Buy	4/18/12	95,964	97,848	(1,884)
	Indian Rupee	Sell	4/18/12	95,964	96,748	784
	Indonesian Rupiah	Buy	4/18/12	1,017,158	1,018,889	(1,731)
	Japanese Yen	Sell	4/18/12	1,879,694	1,917,148	37,454
	Malaysian Ringgit	Buy	4/18/12	1,027,740	1,047,317	(19,577)
	Mexican Peso	Buy	4/18/12	383,347	379,239	4,108
	New Zealand Dollar	Sell	4/18/12	857,401	853,615	(3,786)
	Norwegian Krone	Buy	4/18/12	1,367,154	1,386,538	(19,384)
	Polish Zloty	Buy	4/18/12	1,034,070	1,034,574	(504)
	Russian Ruble	Buy	4/18/12	22,147	22,190	(43)
	Russian Ruble	Sell	4/18/12	22,147	21,904	(243)
	Singapore Dollar	Sell	4/18/12	2,305,425	2,315,584	10,159
	South African Rand	Buy	4/18/12	979,341	1,019,431	(40,090)
	South Korean Won	Buy	4/18/12	800,316	810,407	(10,091)
	Swedish Krona	Buy	4/18/12	7,098,608	7,064,567	34,041
	Swiss Franc	Sell	4/18/12	1,676,915	1,670,972	(5,943)
	Taiwan Dollar	Sell	4/18/12	1,012,490	1,015,542	3,052
	Turkish Lira	Buy	4/18/12	1,472,695	1,489,234	(16,539)
Citibank, N.A.
	Australian Dollar	Buy	4/18/12	12,096,392	12,527,789	(431,397)
	Brazilian Real	Buy	4/18/12	743,834	828,968	(85,134)
	British Pound	Sell	4/18/12	3,879,054	3,849,866	(29,188)
	Canadian Dollar	Buy	4/18/12	772,025	775,022	(2,997)
	Canadian Dollar	Sell	4/18/12	772,026	781,206	9,180
	Chilean Peso	Buy	4/18/12	267,652	271,046	(3,394)
	Chilean Peso	Sell	4/18/12	267,652	269,180	1,528
	Czech Koruna	Sell	4/18/12	1,570,518	1,563,126	(7,392)
	Euro	Sell	4/18/12	897,637	921,314	23,677
	Japanese Yen	Sell	4/18/12	4,685,209	4,778,504	93,295
	Mexican Peso	Sell	4/18/12	399,838	395,983	(3,855)
	New Zealand Dollar	Buy	4/18/12	8,262	8,364	(102)
	New Zealand Dollar	Sell	4/18/12	8,262	8,202	(60)
	Norwegian Krone	Buy	4/18/12	1,771,012	1,796,148	(25,136)
	Polish Zloty	Buy	4/18/12	532,579	546,682	(14,103)
	Singapore Dollar	Sell	4/18/12	1,268,143	1,273,955	5,812
	South African Rand	Buy	4/18/12	570,031	606,359	(36,328)
	South Korean Won	Buy	4/18/12	1,140,422	1,155,059	(14,637)
	Swedish Krona	Buy	4/18/12	3,238,732	3,206,940	31,792
	Swiss Franc	Sell	4/18/12	470,112	468,581	(1,531)
	Taiwan Dollar	Sell	4/18/12	1,004,720	1,007,747	3,027
	Turkish Lira	Buy	4/18/12	982,896	1,011,997	(29,101)
Credit Suisse AG
	Australian Dollar	Buy	4/18/12	4,338,532	4,547,001	(208,469)
	Brazilian Real	Buy	4/18/12	332,201	428,841	(96,640)
	British Pound	Sell	4/18/12	3,534,395	3,500,963	(33,432)
	Canadian Dollar	Sell	4/18/12	1,305,017	1,337,187	32,170
	Chilean Peso	Buy	4/18/12	1,035,545	1,045,295	(9,750)
	Czech Koruna	Sell	4/18/12	2,108,270	2,091,305	(16,965)
	Euro	Sell	4/18/12	3,202,817	3,201,329	(1,488)
	Hungarian Forint	Buy	4/18/12	1,069,375	1,077,330	(7,955)
	Hungarian Forint	Sell	4/18/12	1,069,375	1,035,804	(33,571)
	Indian Rupee	Buy	4/18/12	89,869	91,524	(1,655)
	Indian Rupee	Sell	4/18/12	89,869	90,586	717
	Japanese Yen	Buy	4/18/12	2,174,043	2,215,752	(41,709)
	Mexican Peso	Sell	4/18/12	332,552	353,988	21,436
	New Zealand Dollar	Sell	4/18/12	983,287	996,373	13,086
	Norwegian Krone	Sell	4/18/12	1,347,674	1,311,765	(35,909)
	Polish Zloty	Buy	4/18/12	1,006,257	1,002,891	3,366
	Russian Ruble	Sell	4/18/12	346,690	346,415	(275)
	Singapore Dollar	Sell	4/18/12	1,267,904	1,272,922	5,018
	South African Rand	Buy	4/18/12	219,399	248,782	(29,383)
	South Korean Won	Buy	4/18/12	1,185,524	1,213,657	(28,133)
	Swedish Krona	Buy	4/18/12	7,075,647	7,035,790	39,857
	Swiss Franc	Sell	4/18/12	4,456,595	4,440,654	(15,941)
	Taiwan Dollar	Buy	4/18/12	2,097,155	2,102,490	(5,335)
	Taiwan Dollar	Sell	4/18/12	2,097,155	2,100,041	2,886
	Turkish Lira	Buy	4/18/12	1,456,204	1,486,576	(30,372)
Deutsche Bank AG
	Australian Dollar	Buy	4/18/12	2,422,153	2,514,998	(92,845)
	Brazilian Real	Buy	4/18/12	147,511	213,781	(66,270)
	British Pound	Sell	4/18/12	1,160,485	1,156,781	(3,704)
	Canadian Dollar	Buy	4/18/12	2,429,030	2,457,115	(28,085)
	Chilean Peso	Buy	4/18/12	56,585	56,681	(96)
	Chilean Peso	Sell	4/18/12	56,585	56,931	346
	Czech Koruna	Sell	4/18/12	2,082,026	2,070,530	(11,496)
	Euro	Sell	4/18/12	6,298,665	6,307,296	8,631
	Mexican Peso	Sell	4/18/12	998,445	997,829	(616)
	New Zealand Dollar	Buy	4/18/12	21,840	22,119	(279)
	New Zealand Dollar	Sell	4/18/12	21,840	21,684	(156)
	Norwegian Krone	Buy	4/18/12	165,180	167,473	(2,293)
	Peruvian New Sol	Sell	4/18/12	1,092,034	1,087,305	(4,729)
	Polish Zloty	Buy	4/18/12	1,019,746	1,007,891	11,855
	Singapore Dollar	Sell	4/18/12	1,267,904	1,273,512	5,608
	South African Rand	Buy	4/18/12	997,837	1,039,678	(41,841)
	South Korean Won	Buy	4/18/12	1,575,032	1,594,108	(19,076)
	Swedish Krona	Buy	4/18/12	1,175,521	1,154,673	20,848
	Swedish Krona	Sell	4/18/12	1,175,521	1,163,199	(12,322)
	Swiss Franc	Sell	4/18/12	523,738	521,951	(1,787)
	Turkish Lira	Buy	4/18/12	1,744,986	1,759,639	(14,653)
Goldman Sachs International
	Australian Dollar	Sell	4/18/12	353,246	245,094	(108,152)
	British Pound	Sell	4/18/12	3,330,958	3,320,344	(10,614)
	Canadian Dollar	Buy	4/18/12	3,504,935	3,517,553	(12,618)
	Canadian Dollar	Sell	4/18/12	3,504,935	3,542,161	37,226
	Chilean Peso	Buy	4/18/12	444,505	446,753	(2,248)
	Czech Koruna	Sell	4/18/12	2,098,392	2,078,122	(20,270)
	Euro	Sell	4/18/12	6,571,824	6,569,386	(2,438)
	Japanese Yen	Sell	4/18/12	4,173,624	4,256,837	83,213
	Norwegian Krone	Buy	4/18/12	1,016,911	1,030,757	(13,846)
	Singapore Dollar	Sell	4/18/12	1,652,460	1,654,673	2,213
	South African Rand	Buy	4/18/12	935,778	957,658	(21,880)
	South Korean Won	Buy	4/18/12	1,011,639	1,024,641	(13,002)
	Swedish Krona	Buy	4/18/12	1,924,855	1,905,077	19,778
	Swiss Franc	Sell	4/18/12	1,331,561	1,327,120	(4,441)
	Taiwan Dollar	Sell	4/18/12	1,005,750	1,010,577	4,827
	Turkish Lira	Buy	4/18/12	1,644,812	1,662,138	(17,326)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/12	2,416,151	2,507,761	(91,610)
	British Pound	Buy	4/18/12	227,587	225,466	2,121
	British Pound	Sell	4/18/12	227,563	226,884	(679)
	Canadian Dollar	Buy	4/18/12	60,535	60,769	(234)
	Canadian Dollar	Sell	4/18/12	60,535	61,190	655
	Czech Koruna	Sell	4/18/12	2,098,387	2,078,139	(20,248)
	Euro	Sell	4/18/12	2,782,942	2,779,696	(3,246)
	Indian Rupee	Sell	4/18/12	126,337	129,691	3,354
	Japanese Yen	Sell	4/18/12	3,766,991	3,730,650	(36,341)
	New Zealand Dollar	Buy	4/18/12	12,188	12,337	(149)
	New Zealand Dollar	Sell	4/18/12	12,188	12,100	(88)
	Norwegian Krone	Buy	4/18/12	2,726,008	2,764,944	(38,936)
	Singapore Dollar	Sell	4/18/12	1,267,904	1,273,308	5,404
	South Korean Won	Buy	4/18/12	288,087	287,392	695
	Swedish Krona	Buy	4/18/12	20,967	20,752	215
	Swedish Krona	Sell	4/18/12	20,967	20,595	(372)
	Swiss Franc	Buy	4/18/12	2,469,115	2,461,071	8,044
	Turkish Lira	Buy	4/18/12	487,116	498,634	(11,518)
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	4/18/12	7,643,903	8,072,567	(428,664)
	Brazilian Real	Buy	4/18/12	418,349	554,826	(136,477)
	British Pound	Sell	4/18/12	5,130,862	5,093,864	(36,998)
	Canadian Dollar	Sell	4/18/12	2,140,886	2,166,793	25,907
	Chilean Peso	Buy	4/18/12	124,964	125,510	(546)
	Chilean Peso	Sell	4/18/12	124,964	126,392	1,428
	Czech Koruna	Sell	4/18/12	2,619,714	2,601,546	(18,168)
	Euro	Sell	4/18/12	7,562,959	7,573,666	10,707
	Japanese Yen	Sell	4/18/12	3,296,455	3,434,147	137,692
	Mexican Peso	Sell	4/18/12	1,040,997	1,049,468	8,471
	New Zealand Dollar	Buy	4/18/12	22,413	22,701	(288)
	New Zealand Dollar	Sell	4/18/12	22,413	22,252	(161)
	Norwegian Krone	Buy	4/18/12	3,940,039	4,000,338	(60,299)
	Peruvian New Sol	Sell	4/18/12	172,634	172,002	(632)
	Polish Zloty	Buy	4/18/12	1,051,541	1,066,367	(14,826)
	Russian Ruble	Sell	4/18/12	130,553	131,307	754
	Singapore Dollar	Sell	4/18/12	3,319,955	3,334,638	14,683
	South African Rand	Buy	4/18/12	592,990	597,143	(4,153)
	South Korean Won	Buy	4/18/12	615,920	623,380	(7,460)
	Swedish Krona	Buy	4/18/12	3,905,013	3,862,464	42,549
	Swedish Krona	Sell	4/18/12	3,905,014	3,858,576	(46,438)
	Swiss Franc	Sell	4/18/12	3,439,255	3,427,313	(11,942)
	Taiwan Dollar	Sell	4/18/12	1,015,953	1,019,513	3,560
	Turkish Lira	Buy	4/18/12	1,037,846	1,044,059	(6,213)
	Turkish Lira	Sell	4/18/12	1,037,846	1,031,301	(6,545)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/12	5,660,411	5,878,095	(217,684)
	Brazilian Real	Buy	4/18/12	2,076,949	2,178,772	(101,823)
	Brazilian Real	Sell	4/18/12	2,076,949	2,073,397	(3,552)
	British Pound	Sell	4/18/12	2,423,169	2,393,290	(29,879)
	Canadian Dollar	Sell	4/18/12	924,266	898,071	(26,195)
	Chilean Peso	Buy	4/18/12	23,757	23,797	(40)
	Chilean Peso	Sell	4/18/12	23,757	23,768	11
	Czech Koruna	Sell	4/18/12	2,613,764	2,603,096	(10,668)
	Euro	Sell	4/18/12	7,814,378	7,821,080	6,702
	Hungarian Forint	Buy	4/18/12	1,041,262	1,047,143	(5,881)
	Hungarian Forint	Sell	4/18/12	1,041,262	1,035,054	(6,208)
	Indian Rupee	Sell	4/18/12	148,916	151,627	2,711
	Japanese Yen	Sell	4/18/12	627,087	713,832	86,745
	Mexican Peso	Sell	4/18/12	640,659	686,368	45,709
	New Zealand Dollar	Buy	4/18/12	21,922	22,215	(293)
	New Zealand Dollar	Sell	4/18/12	21,922	21,765	(157)
	Norwegian Krone	Sell	4/18/12	1,806,849	1,748,812	(58,037)
	Polish Zloty	Buy	4/18/12	1,042,966	1,054,011	(11,045)
	Russian Ruble	Buy	4/18/12	11,957	11,972	(15)
	Russian Ruble	Sell	4/18/12	11,957	11,828	(129)
	Singapore Dollar	Sell	4/18/12	2,051,653	2,060,595	8,942
	South African Rand	Buy	4/18/12	172,129	241,775	(69,646)
	South Korean Won	Buy	4/18/12	972,961	974,083	(1,122)
	Swedish Krona	Buy	4/18/12	4,506,294	4,456,793	49,501
	Swiss Franc	Sell	4/18/12	2,805,052	2,796,470	(8,582)
	Taiwan Dollar	Buy	4/18/12	116,086	113,843	2,243
	Turkish Lira	Buy	4/18/12	1,036,001	1,027,807	8,194
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/18/12	274,448	162,645	(111,803)
	Brazilian Real	Buy	4/18/12	736,573	923,321	(186,748)
	British Pound	Sell	4/18/12	1,311,624	1,301,177	(10,447)
	Canadian Dollar	Buy	4/18/12	3,465,547	3,485,158	(19,611)
	Canadian Dollar	Sell	4/18/12	3,465,547	3,499,640	34,093
	Chilean Peso	Buy	4/18/12	1,012,449	1,019,719	(7,270)
	Czech Koruna	Sell	4/18/12	3,133,181	3,114,996	(18,185)
	Euro	Sell	4/18/12	5,580,822	5,576,657	(4,165)
	Hungarian Forint	Buy	4/18/12	899,555	914,352	(14,797)
	Japanese Yen	Sell	4/18/12	3,314,623	3,410,328	95,705
	Mexican Peso	Sell	4/18/12	454,457	463,973	9,516
	New Zealand Dollar	Buy	4/18/12	28,547	28,894	(347)
	New Zealand Dollar	Sell	4/18/12	28,547	28,340	(207)
	Norwegian Krone	Buy	4/18/12	803,996	864,285	(60,289)
	Polish Zloty	Buy	4/18/12	529,978	536,341	(6,363)
	Russian Ruble	Buy	4/18/12	22,147	22,168	(21)
	Russian Ruble	Sell	4/18/12	22,147	21,908	(239)
	Singapore Dollar	Sell	4/18/12	1,270,689	1,276,155	5,466
	South African Rand	Buy	4/18/12	1,985,568	2,032,659	(47,091)
	South Korean Won	Buy	4/18/12	990,841	1,020,905	(30,064)
	Swedish Krona	Buy	4/18/12	7,638,996	7,561,600	77,396
	Swiss Franc	Sell	4/18/12	1,873,913	1,866,983	(6,930)
	Taiwan Dollar	Buy	4/18/12	3,138,111	3,139,969	(1,858)
	Taiwan Dollar	Sell	4/18/12	3,138,111	3,143,611	5,500
	Turkish Lira	Buy	4/18/12	971,492	1,021,762	(50,270)
UBS AG
	Australian Dollar	Sell	4/18/12	93,999	97,725	3,726
	Brazilian Real	Buy	4/18/12	330,399	480,654	(150,255)
	British Pound	Buy	4/18/12	7,474,543	7,457,725	16,818
	British Pound	Sell	4/18/12	7,506,370	7,400,197	(106,173)
	Canadian Dollar	Buy	4/18/12	3,478,075	3,514,695	(36,620)
	Czech Koruna	Sell	4/18/12	3,153,980	3,156,702	2,722
	Euro	Sell	4/18/12	3,281,510	3,276,431	(5,079)
	Hungarian Forint	Buy	4/18/12	1,043,622	1,039,753	3,869
	Indian Rupee	Sell	4/18/12	387,750	395,362	7,612
	Japanese Yen	Sell	4/18/12	162,086	280,018	117,932
	Mexican Peso	Buy	4/18/12	3,132,436	3,094,661	37,775
	Mexican Peso	Sell	4/18/12	3,132,436	3,153,461	21,025
	New Zealand Dollar	Buy	4/18/12	23,967	24,249	(282)
	New Zealand Dollar	Sell	4/18/12	23,967	23,795	(172)
	Norwegian Krone	Sell	4/18/12	2,941,766	2,896,904	(44,862)
	Polish Zloty	Buy	4/18/12	1,051,509	1,054,261	(2,752)
	Russian Ruble	Buy	4/18/12	11,957	11,942	15
	Russian Ruble	Sell	4/18/12	11,957	11,814	(143)
	Singapore Dollar	Sell	4/18/12	1,270,529	1,276,659	6,130
	South African Rand	Buy	4/18/12	1,688,319	1,713,184	(24,865)
	South Korean Won	Buy	4/18/12	825,915	850,051	(24,136)
	Swedish Krona	Buy	4/18/12	6,469,986	6,403,634	66,352
	Swiss Franc	Sell	4/18/12	3,979,946	3,966,542	(13,404)
	Taiwan Dollar	Buy	4/18/12	35,178	33,569	1,609
	Turkish Lira	Buy	4/18/12	578,569	620,922	(42,353)
Westpac Banking Corp.
	Australian Dollar	Buy	4/18/12	3,064,427	3,312,164	(247,737)
	British Pound	Sell	4/18/12	3,340,234	3,329,424	(10,810)
	Canadian Dollar	Sell	4/18/12	157,652	120,344	(37,308)
	Euro	Sell	4/18/12	4,410,359	4,408,393	(1,966)
	Japanese Yen	Sell	4/18/12	5,479,410	5,643,160	163,750
	Mexican Peso	Sell	4/18/12	2,071,739	2,094,234	22,495
	New Zealand Dollar	Buy	4/18/12	28,302	28,649	(347)
	New Zealand Dollar	Sell	4/18/12	28,302	28,099	(203)
	Norwegian Krone	Buy	4/18/12	290,416	294,391	(3,975)
	Swedish Krona	Buy	4/18/12	3,174,879	3,140,637	34,242
	Swiss Franc	Sell	4/18/12	134,066	133,572	(494)

Total						$(3,353,478)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Short)	2	$240,490	Jun-12	$361
Canadian Government Bond 10 yr (Long)	40	5,262,620	Jun-12	(9,404)
Euro-Bobl 5 yr (Short)	4	662,103	Jun-12	(1,027)
Euro-Bund 10 yr (Long)	19	3,509,378	Jun-12	11,086
Euro-Schatz 2 yr (Short)	46	6,769,096	Jun-12	(767)
Euro-Swiss Franc 3 Month (Short)	50	13,830,730	Dec-12	(183,824)
Euro-Swiss Franc 3 Month (Short)	50	13,832,115	Jun-12	(136,403)
Japanese Government Bond 10 yr (Short)	2	3,431,440	Jun-12	4,822
Japanese Government Bond 10 yr Mini (Long)	17	2,915,696	Jun-12	(4,999)
U.K. Gilt 10 yr (Short)	6	1,098,953	Jun-12	(545)

Total				$(320,700)

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $36,573,268) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026.	$31,805,305	Aug-16/4.35	$3,506,980
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	12,138,243	Aug-16/4.28	550,372
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	12,138,243	Aug-16/4.28	1,289,324
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	1,562,000	Jun-12/2.183	12,277
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.	10,371,224	Aug-16/4.68	379,742
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.	10,371,224	Aug-16/4.68	1,346,071
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	8,642,686	Jul-16/4.67	318,016
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	8,642,686	Jul-16/4.67	1,116,894
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	3,457,075	Jul-16/4.80	118,360
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	3,457,075	Jul-16/4.80	474,871
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.89% versus the three month USD-LIBOR-BBA maturing June 2021.	2,749,676	Jun-16/4.89	44,410
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.39% versus the three month USD-LIBOR-BBA maturing June 2021.	2,749,676	Jun-16/4.39	201,917
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	8,124,000	Aug-12/2.73	86,358
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.73% versus the three month USD-LIBOR-BBA maturing August 2022.	8,124,000	Aug-12/2.73	318,623
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	1,562,000	Jun-12/2.183	12,277
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	2,360,000	Apr-12/2.111	3,280
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.4275	166,247
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.86% versus the three month USD-LIBOR-BBA maturing June 2026.	666,869	Jun-16/5.86	13,094
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing June 2026.	666,869	Jun-16/4.86	94,579
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.12% versus the three month USD-LIBOR-BBA maturing June 2021.	2,794,314	Jun-16/5.12	40,722
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.12% versus the three month USD-LIBOR-BBA maturing June 2021.	2,794,314	Jun-16/4.12	179,747
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	21,718,479	May-16/4.705	373,949
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	21,718,479	May-16/4.705	1,848,004
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	1,595,000	Jul-12/2.1714	14,562
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	13,096,000	Jul-12/2.6075	400,607
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	2,360,000	Apr-12/2.111	3,280
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.4275	166,247
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.	12,146,616	May-16/5.11	176,928
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.11% versus the three month USD-LIBOR-BBA maturing May 2021.	12,146,616	May-16/4.11	777,966
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.443% versus the three month USD-LIBOR-BBA maturing October 2022.	6,647,000	Oct-12/2.443	155,274
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.419% versus the three month USD-LIBOR-BBA maturing September 2022.	6,647,000	Sep-12/2.419	141,847
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4475% versus the three month USD-LIBOR-BBA maturing August 2022.	16,721,000	Aug-12/2.4475	372,377
Option on an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	36,175,500	Aug-12/2.855	297,363
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	36,175,500	Aug-12/2.855	1,740,403
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.394% versus the three month USD-LIBOR-BBA maturing August 2022.	6,647,000	Aug-12/2.394	127,357
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	1,595,000	Jul-12/2.1714	14,562
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	13,096,000	Jul-12/2.6075	400,607
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.372% versus the three month USD-LIBOR-BBA maturing July 2022.	6,647,000	Jul-12/2.372	111,537
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.346% versus the three month USD-LIBOR-BBA maturing June 2022.	6,647,000	Jun-12/2.346	91,862
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.324% versus the three month USD-LIBOR-BBA maturing May 2022.	6,647,000	May-12/2.324	69,129
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.4275	166,247
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	1,595,000	Jul-12/2.1714	14,562
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	1,562,000	Jun-12/2.183	12,277
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	2,360,000	Apr-12/2.111	3,280
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.498	238,090
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.4275	166,247
Option on an interest rate swap with Deutsche Bank AG for the obligation to receive a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.	12,421,759	May-16/4.60	228,225
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 4.60% versus the three month USD-LIBOR-BBA maturing May 2021.	12,421,759	May-16/4.60	1,004,510
Option on an interest rate swap with Deutsche Bank AG for the obligation to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	24,622,547	May-16/4.765	415,185
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	24,622,547	May-16/4.765	2,145,584
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.3625% versus the three month USD-LIBOR-BBA maturing January 2023.	1,861,000	Jan-13/2.3625	39,211
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.355% versus the three month USD-LIBOR-BBA maturing December 2022.	1,861,000	Dec-12/2.355	38,467
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.345% versus the three month USD-LIBOR-BBA maturing December 2022.	1,861,000	Dec-12/2.345	37,183
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.335% versus the three month USD-LIBOR-BBA maturing November 2022.	1,861,000	Nov-12/2.335	35,861
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.32% versus the three month USD-LIBOR-BBA maturing November 2022.	1,861,000	Nov-12/2.32	34,447
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.6825% versus the three month USD-LIBOR-BBA maturing July 2022.	1,858,000	Jul-12/2.6825	66,684
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	1,595,000	Jul-12/2.1714	14,562
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.61875% versus the three month USD-LIBOR-BBA maturing July 2022.	13,096,000	Jul-12/2.61875	409,250
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	1,562,000	Jun-12/2.183	12,277
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.60% versus the three month USD-LIBOR-BBA maturing April 2022.	2,557,000	Apr-12/2.60	71,033
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	2,360,000	Apr-12/2.111	3,280
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.498	238,090
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.4275	166,247
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing May 2021.	12,483,891	May-16/4.86	203,425
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 4.36% versus the three month USD-LIBOR-BBA maturing May 2021.	12,483,891	May-16/4.36	904,558
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	9,916,600	Aug-15/4.375	622,376
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	9,916,600	Aug-15/4.375	2,329,360
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	9,916,600	Aug-15/4.46	582,620
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	9,916,600	Aug-15/4.46	2,449,688
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	4,856,047	Jul-16/4.79	166,810
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	4,856,047	Jul-16/4.79	664,880
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	8,626,698	Jul-16/4.74	303,530
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	8,626,698	Jul-16/4.74	1,153,933
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.	2,732,218	Jun-16/4.575	51,024
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.	2,732,218	Jun-16/4.575	218,340
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	25,725,000	Sep-15/4.04	1,053,207
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	25,725,000	Sep-15/4.04	2,546,029
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	1,595,000	Jul-12/2.1714	14,562
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	1,562,000	Jun-12/2.183	12,277
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 2022.	19,678,500	May-12/5.51	5,720,540
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	2,360,000	Apr-12/2.111	3,280
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.8675% versus the three month USD-LIBOR-BBA maturing April 2022.	6,832,000	Apr-12/4.8675	7
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	12,604,000	Apr-12/2.4275	166,247
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.8675% versus the three month USD-LIBOR-BBA maturing April 2022.	6,832,000	Apr-12/4.8675	1,605,998
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 2022.	19,678,500	May-12/5.51	22

Total			$43,891,534

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $28,655,352) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s, April 1, 2042	$28,000,000	4/12/12	$28,752,500

Total			$28,752,500

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty /			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
		$66,721,000		$—	3/23/14	3 month USD-LIBOR-BBA	0.643%	$83,692
		43,927,000		—	3/23/17	1.4045%	3 month USD-LIBOR-BBA	(300,178)
		26,799,000		—	3/23/22	3 month USD-LIBOR-BBA	2.388%	258,131
		6,699,000		—	3/23/42	3 month USD-LIBOR-BBA	3.0995%	70,073
		8,516,000		—	3/29/22	2.24312%	3 month USD-LIBOR-BBA	35,210
	CAD	3,456,000		—	3/12/14	1.385%	3 month CAD-BA-CDOR	487
	CAD	13,402,000		—	3/12/17	1.756%	3 month CAD-BA-CDOR	59,478
	CAD	1,479,000		—	3/12/22	2.416%	3 month CAD-BA-CDOR	18,185
	Barclay's Bank, PLC
		$35,581,000		(88,953)	3/23/14	0.52%	3 month USD-LIBOR-BBA	(46,149)
		2,037,000	(E)	—	4/11/22	2.265%	3 month USD-LIBOR-BBA	6,559
		2,899,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	33,570
		10,208,000		—	3/14/14	3 month USD-LIBOR-BBA	0.57%	(935)
		1,686,000		—	3/14/42	3 month USD-LIBOR-BBA	2.84%	(63,828)
		3,366,000		—	3/14/17	1.136%	3 month USD-LIBOR-BBA	16,696
		2,387,000		—	3/14/22	3 month USD-LIBOR-BBA	2.08%	(40,325)
		7,209,000		—	3/14/17	3 month USD-LIBOR-BBA	1.133%	(36,778)
		8,406,000		—	3/14/22	2.078%	3 month USD-LIBOR-BBA	143,553
		774,000		—	3/14/42	2.834%	3 month USD-LIBOR-BBA	30,244
		3,108,000		—	3/14/22	3 month USD-LIBOR-BBA	2.0975%	(47,510)
		25,465,000		—	3/15/22	3 month USD-LIBOR-BBA	2.18551%	(210,655)
		249,754,000		—	3/15/14	0.5965%	3 month USD-LIBOR-BBA	(100,262)
		1,579,000		—	3/15/17	1.1815%	3 month USD-LIBOR-BBA	5,666
		52,829,000		—	3/15/22	2.1255%	3 month USD-LIBOR-BBA	727,931
		30,179,000		—	3/15/42	3 month USD-LIBOR-BBA	2.8737%	(1,045,898)
		3,020,000		—	3/19/14	3 month USD-LIBOR-BBA	0.624%	2,769
		913,000		—	3/19/17	3 month USD-LIBOR-BBA	1.324%	2,831
		4,319,000		—	3/19/22	2.33%	3 month USD-LIBOR-BBA	(19,805)
		211,000		—	3/19/42	3.083%	3 month USD-LIBOR-BBA	(1,567)
		266,000		—	3/19/19	3 month USD-LIBOR-BBA	1.835%	1,216
		4,837,000		—	3/20/14	3 month USD-LIBOR-BBA	0.6362%	5,594
		4,842,000		—	3/20/17	1.37%	3 month USD-LIBOR-BBA	(25,763)
		11,341,000		—	3/20/22	3 month USD-LIBOR-BBA	2.3975%	121,629
		12,298,000		—	3/20/14	3 month USD-LIBOR-BBA	0.642%	15,597
		4,095,000		—	3/20/17	3 month USD-LIBOR-BBA	1.386%	24,962
		17,655,000		—	3/20/22	2.405%	3 month USD-LIBOR-BBA	(201,567)
		846,000		—	3/20/42	3.151%	3 month USD-LIBOR-BBA	(17,863)
		1,268,000		—	3/22/22	2.4425%	3 month USD-LIBOR-BBA	(18,664)
		5,011,000		—	3/22/14	0.66125%	3 month USD-LIBOR-BBA	(8,136)
		1,606,000		—	3/22/22	3 month USD-LIBOR-BBA	2.44125%	23,461
		543,000		—	3/23/14	3 month USD-LIBOR-BBA	0.639%	637
		715,000		—	3/26/14	0.6275%	3 month USD-LIBOR-BBA	(657)
		10,507,000		—	3/26/14	0.62625%	3 month USD-LIBOR-BBA	(9,331)
		2,090,000		—	3/26/22	2.355%	3 month USD-LIBOR-BBA	(13,059)
		4,258,000		—	4/02/22	2.2325%	3 month USD-LIBOR-BBA	23,589
		13,077,000		—	4/03/22	3 month USD-LIBOR-BBA	2.30%	7,977
	AUD	7,150,000		—	3/20/17	6 month AUD-BBR-BBSW	4.52%	43,191
	AUD	5,240,000		—	3/20/22	4.82%	6 month AUD-BBR-BBSW	(22,591)
	AUD	7,395,000		—	3/20/14	4.205%	3 month AUD-BBR-BBSW	(30,008)
	AUD	3,038,000		—	3/20/22	4.82%	6 month AUD-BBR-BBSW	(13,098)
	AUD	19,317,000		—	3/20/17	4.52%	6 month AUD-BBR-BBSW	(116,687)
	AUD	6,921,000		—	3/16/17	6 month AUD-BBR-BBSW	4.71%	102,949
	AUD	2,857,000		—	3/16/22	6 month AUD-BBR-BBSW	5.0175%	58,850
	EUR	20,022,000		—	3/23/14	6 month EUR-EURIBOR-REUTERS	1.105%	11,614
	EUR	20,022,000		—	3/23/17	1.66%	6 month EUR-EURIBOR-REUTERS	(103,790)
	EUR	7,787,000		—	3/23/22	2.375%	6 month EUR-EURIBOR-REUTERS	(75,971)
	EUR	1,335,000		—	3/23/42	6 month EUR-EURIBOR-REUTERS	2.635%	28,671
	EUR	7,944,000		—	3/28/14	1.097%	6 month EUR-EURIBOR-REUTERS	(4,227)
	EUR	2,332,000		—	3/28/22	6 month EUR-EURIBOR-REUTERS	2.375%	22,161
	EUR	8,728,000		—	3/28/17	6 month EUR-EURIBOR-REUTERS	1.643%	34,507
	EUR	661,000		—	3/28/42	2.627%	6 month EUR-EURIBOR-REUTERS	(12,621)
	GBP	4,390,000		—	1/23/22	2.4275%	6 month GBP-LIBOR-BBA	(8,271)
	GBP	1,164,000		—	2/17/17	6 month GBP-LIBOR-BBA	1.6575%	6,166
	GBP	598,000		—	2/17/22	6 month GBP-LIBOR-BBA	2.48%	5,015
	GBP	8,360,000		—	8/8/21	2.9785%	6 month GBP-LIBOR-BBA	(741,041)
	GBP	3,732,000		—	8/15/31	3.6%	6 month GBP-LIBOR-BBA	(493,629)
	GBP	12,640,000	(E)	—	2/3/31	6 month GBP-LIBOR-BBA	4.86%	1,172,828
	GBP	13,762,000		—	3/20/14	6 month GBP-LIBOR-BBA	1.2925%	25,968
	GBP	1,050,000		—	3/20/42	6 month GBP-LIBOR-BBA	3.3325%	34,305
	GBP	4,365,000		—	3/26/17	6 month GBP-LIBOR-BBA	1.7005%	31,052
	GBP	14,109,000		—	3/26/14	1.2825%	6 month GBP-LIBOR-BBA	(22,319)
	JPY	1,690,833,000		—	2/13/17	6 month JPY-LIBOR-BBA	0.48%	5,059
	JPY	845,416,500		—	2/16/17	6 month JPY-LIBOR-BBA	0.4675%	(3,484)
	JPY	1,690,833,000		—	2/17/17	6 month JPY-LIBOR-BBA	0.44125%	(33,642)
	JPY	6,660,500,000		—	3/6/14	6 month JPY-LIBOR-BBA	0.34375%	(6,252)
	JPY	2,689,800,000		—	3/6/17	0.4725%	6 month JPY-LIBOR-BBA	11,239
	JPY	5,198,600,000		—	3/30/14	0.3525%	6 month JPY-LIBOR-BBA	(4,124)
	JPY	692,700,000		—	3/30/17	0.4925%	6 month JPY-LIBOR-BBA	(2,581)
	JPY	484,900,000		—	3/30/22	6 month JPY-LIBOR-BBA	1.04375%	5,089
	JPY	267,900,000		—	3/30/42	6 month JPY-LIBOR-BBA	1.9175%	8,599
	Citibank, N.A.
		$1,155,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	(12,936)
		2,899,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	33,570
		7,186,000		—	3/23/14	0.646%	3 month USD-LIBOR-BBA	(9,450)
		23,198,000		—	3/23/17	1.4259%	3 month USD-LIBOR-BBA	(182,761)
		74,989,000		—	3/23/22	2.4285%	3 month USD-LIBOR-BBA	(1,001,188)
		1,275,000		—	3/23/42	3 month USD-LIBOR-BBA	3.1348%	22,450
		376,000		—	3/23/14	3 month USD-LIBOR-BBA	0.643%	472
		49,000		—	3/23/17	1.412%	3 month USD-LIBOR-BBA	(353)
		194,000		—	3/23/22	2.407%	3 month USD-LIBOR-BBA	(2,207)
		4,258,000		—	3/30/22	2.248%	3 month USD-LIBOR-BBA	15,983
	Credit Suisse International
		2,899,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	33,570
		1,438,000	(E)	—	8/17/22	3 month USD-LIBOR-BBA	2.4475%	3,897
		66,296,000		—	3/19/14	3 month USD-LIBOR-BBA	0.651%	96,524
		49,400,000		—	3/19/17	1.377%	3 month USD-LIBOR-BBA	(280,985)
		36,448,000		—	3/19/22	3 month USD-LIBOR-BBA	2.388%	361,380
		24,835,000		—	3/19/42	3 month USD-LIBOR-BBA	3.1405%	473,499
		1,703,000		—	3/19/42	3.075%	3 month USD-LIBOR-BBA	(9,901)
		8,479,000		—	3/19/22	2.35125%	3 month USD-LIBOR-BBA	(55,391)
		48,610,000		—	3/20/14	3 month USD-LIBOR-BBA	0.64%	59,677
		20,171,000		—	3/20/17	1.38625%	3 month USD-LIBOR-BBA	(123,158)
		6,315,000		—	3/20/22	2.406%	3 month USD-LIBOR-BBA	(72,669)
		3,126,000		—	3/20/42	3 month USD-LIBOR-BBA	3.14%	59,024
		8,479,000		—	3/20/22	2.383%	3 month USD-LIBOR-BBA	(79,705)
		7,829,000		—	3/22/14	3 month USD-LIBOR-BBA	0.65125%	11,126
		4,585,000		—	3/22/17	3 month USD-LIBOR-BBA	1.4425%	40,068
		3,788,000		—	3/22/22	3 month USD-LIBOR-BBA	2.4425%	55,755
		308,000		—	3/22/42	3.17%	3 month USD-LIBOR-BBA	(7,639)
		3,743,000		—	3/22/22	2.47125%	3 month USD-LIBOR-BBA	(64,964)
		11,228,000		—	3/22/14	3 month USD-LIBOR-BBA	0.6675%	19,595
		7,136,000		—	3/27/22	2.311%	3 month USD-LIBOR-BBA	(15,635)
		61,536,000		—	3/28/14	0.6075%	3 month USD-LIBOR-BBA	(30,652)
		7,572,000		—	3/28/22	3 month USD-LIBOR-BBA	2.358%	48,870
		10,570,000		—	3/28/17	3 month USD-LIBOR-BBA	1.356%	43,976
		2,360,000		—	3/28/42	3.085%	3 month USD-LIBOR-BBA	(16,885)
	CAD	2,430,000		—	3/12/22	2.416%	3 month CAD-BA-CDOR	29,877
	CAD	4,353,000		—	3/12/17	3 month CAD-BA-CDOR	1.756%	(19,319)
	CAD	5,341,000		—	3/20/17	2.04125%	3 month CAD-BA-CDOR	(48,039)
	CAD	3,649,000		—	3/21/22	3 month CAD-BA-CDOR	2.695%	44,879
	CHF	49,529,000		—	3/14/14	6 month CHF-LIBOR-BBA	0.17%	(24,486)
	CHF	10,519,000		—	3/14/17	6 month CHF-LIBOR-BBA	0.43%	(30,319)
	CHF	13,748,000		—	3/19/14	0.2575%	6 month CHF-LIBOR-BBA	(19,230)
	CHF	6,810,000		—	3/19/17	0.5525%	6 month CHF-LIBOR-BBA	(25,569)
	CHF	5,684,000		—	3/19/22	6 month CHF-LIBOR-BBA	1.1675%	29,480
	CHF	24,097,000		—	3/22/14	6 month CHF-LIBOR-BBA	0.2275%	16,525
	CHF	1,397,000		—	3/22/22	1.2275%	6 month CHF-LIBOR-BBA	(16,288)
	CHF	1,200,000		—	3/22/17	6 month CHF-LIBOR-BBA	0.58%	6,232
	CHF	6,690,000		—	3/27/22	6 month CHF-LIBOR-BBA	1.1275%	(1,020)
	CHF	3,365,000		—	3/29/22	6 month CHF-LIBOR-BBA	1.15%	9,163
	GBP	8,363,000		—	8/15/21	6 month GBP-LIBOR-BBA	2.91%	654,841
	GBP	2,382,000		—	3/21/22	2.60%	6 month GBP-LIBOR-BBA	(54,344)
	MXN	46,690,000		—	7/21/20	1 month MXN-TIIE-BANXICO	6.895%	125,960
	SEK	15,960,000		—	1/23/22	2.30%	3 month SEK-STIBOR-SIDE	69,981
	SEK	15,960,000		—	1/25/22	2.4275%	3 month SEK-STIBOR-SIDE	42,936
	SEK	15,960,000		—	2/20/22	3 month SEK-STIBOR-SIDE	2.38%	(52,523)
	SEK	8,379,000		—	2/23/22	2.545%	3 month SEK-STIBOR-SIDE	9,225
	SEK	10,897,000		—	2/24/22	2.5375%	3 month SEK-STIBOR-SIDE	13,081
	SEK	18,630,000		—	3/1/14	1.9675%	3 month SEK-STIBOR-SIDE	9,524
	SEK	1,900,000		—	3/1/17	2.165%	3 month SEK-STIBOR-SIDE	2,214
	SEK	27,518,000		—	3/6/22	3 month SEK-STIBOR-SIDE	2.475%	(56,382)
	SEK	22,207,000		—	3/13/22	2.43%	3 month SEK-STIBOR-SIDE	58,527
	SEK	38,910,000		—	3/22/14	3 month SEK-STIBOR-SIDE	2.03%	(11,661)
	SEK	14,647,000		—	3/22/17	2.33%	3 month SEK-STIBOR-SIDE	219
	SEK	16,984,000		—	3/22/22	2.72%	3 month SEK-STIBOR-SIDE	(20,043)
	Deutsche Bank AG
		$585,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	(6,932)
		2,899,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	33,570
		2,355,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	42,296
		21,498,000		—	3/01/14	0.5815%	3 month USD-LIBOR-BBA	(2,876)
		57,006,000		—	3/05/14	0.567%	3 month USD-LIBOR-BBA	7,825
		44,899,000		—	3/05/17	3 month USD-LIBOR-BBA	1.1673%	(169,122)
		39,970,000		—	3/05/22	3 month USD-LIBOR-BBA	2.133%	(494,000)
		22,978,000		—	3/05/42	2.856%	3 month USD-LIBOR-BBA	862,528
		3,185,000		—	3/06/22	2.064%	3 month USD-LIBOR-BBA	59,656
		5,755,000		—	3/06/17	3 month USD-LIBOR-BBA	1.09%	(43,489)
		7,981,000		—	3/06/42	2.807%	3 month USD-LIBOR-BBA	379,291
		6,138,000		—	3/07/17	3 month USD-LIBOR-BBA	1.106%	(41,875)
		3,299,000		—	3/07/22	2.061%	3 month USD-LIBOR-BBA	62,831
		8,479,000		—	3/07/42	2.79%	3 month USD-LIBOR-BBA	432,680
		14,935,000		—	3/12/22	3 month USD-LIBOR-BBA	2.092%	(249,100)
		18,295,000		—	3/19/22	2.335%	3 month USD-LIBOR-BBA	(92,340)
		858,000		—	3/26/22	2.34%	3 month USD-LIBOR-BBA	(4,175)
		4,415,000		—	4/03/17	3 month USD-LIBOR-BBA	1.291%	2,914
	EUR	32,270,000		—	12/23/20	3.325%	6 month EUR-EURIBOR-REUTERS	(4,247,225)
	MXN	46,690,000		—	7/17/20	1 month MXN-TIIE-BANXICO	6.95%	140,465
	Goldman Sachs International
		$12,177,000		(338,216)	3/26/22	2.075%	3 month USD-LIBOR-BBA	(101,364)
		2,899,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	33,570
		2,355,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	42,296
		21,430,600		—	2/22/14	1 month USD-FEDERAL FUNDS-H.15	0.1925%	(12,055)
		5,779,000		—	2/23/14	0.19625%	1 month USD-FEDERAL FUNDS-H.15	2,744
		32,381,000		—	3/20/14	3 month USD-LIBOR-BBA	0.625%	29,793
		11,697,000		—	3/20/17	1.365%	3 month USD-LIBOR-BBA	(59,294)
		4,631,000		—	3/20/22	2.3825%	3 month USD-LIBOR-BBA	(43,300)
		6,762,000		—	3/20/42	3 month USD-LIBOR-BBA	3.1285%	111,966
		8,479,000		—	3/21/22	3 month USD-LIBOR-BBA	2.405%	96,350
		60,973,000		—	3/22/14	0.6345%	3 month USD-LIBOR-BBA	(65,175)
		136,568,000		—	3/22/17	1.4097%	3 month USD-LIBOR-BBA	(975,193)
		79,504,000		—	3/22/22	3 month USD-LIBOR-BBA	2.413%	954,966
		30,746,000		—	3/22/42	3.1405%	3 month USD-LIBOR-BBA	(579,052)
		8,516,000		—	3/30/22	3 month USD-LIBOR-BBA	2.273125%	(12,373)
		8,516,000		—	4/03/22	3 month USD-LIBOR-BBA	2.245%	(38,492)
	AUD	2,950,000		—	3/21/22	5.0175%	6 month AUD-BBR-BBSW	(55,825)
	CHF	14,948,000		—	3/15/14	6 month CHF-LIBOR-BBA	0.18%	(4,257)
	CHF	10,403,000		—	3/15/22	1.06%	6 month CHF-LIBOR-BBA	66,116
	CHF	5,578,000		—	3/26/17	6 month CHF-LIBOR-BBA	0.575%	26,505
	CHF	3,342,000		—	3/29/17	6 month CHF-LIBOR-BBA	0.53%	7,211
	EUR	14,500,000		—	9/29/13	1.47%	6 month EUR-EURIBOR-REUTERS	(265,892)
	EUR	29,000,000		—	9/29/21	6 month EUR-EURIBOR-REUTERS	2.54%	1,500,098
	EUR	2,981,000		—	3/23/22	2.385%	6 month EUR-EURIBOR-REUTERS	(32,710)
	EUR	4,748,000		—	3/26/17	1.6275%	6 month EUR-EURIBOR-REUTERS	(13,927)
	GBP	7,176,000	(E)	—	9/22/31	6 month GBP-LIBOR-BBA	4.06%	42,124
	GBP	3,732,000		—	9/23/31	6 month GBP-LIBOR-BBA	3.1175%	38,220
	GBP	6,786,000	(E)	—	9/23/31	3.99%	6 month GBP-LIBOR-BBA	10,203
	GBP	759,000		—	2/8/22	6 month GBP-LIBOR-BBA	2.4825%	7,328
	GBP	4,911,000		—	2/8/17	1.625%	6 month GBP-LIBOR-BBA	(15,515)
	GBP	1,534,000		—	2/8/42	6 month GBP-LIBOR-BBA	3.145%	(42,018)
	GBP	22,584,000		—	2/8/14	1 month GBP-WMBA-SONIA-COMPOUND	0.5175%	(10,623)
	GBP	24,626,000		—	2/10/14	1 month GBP-WMBA-SONIA-COMPOUND	0.505%	(21,426)
	GBP	6,515,000	(E)	—	8/9/31	4.605%	6 month GBP-LIBOR-BBA	(414,433)
	GBP	6,515,000	(E)	—	8/10/31	4.5175%	6 month GBP-LIBOR-BBA	(353,888)
	GBP	470,000		—	2/17/42	3.2075%	6 month GBP-LIBOR-BBA	2,232
	GBP	10,261,700		—	2/17/14	0.5625%	1 month GBP-WMBA-SONIA-COMPOUND	(19,233)
	GBP	11,269,000		—	2/21/14	0.558%	1 month GBP-WMBA-SONIA-COMPOUND	(8,150)
	GBP	2,079,000		—	2/24/17	6 month GBP-LIBOR-BBA	1.565%	(4,511)
	GBP	721,000		—	2/24/22	6 month GBP-LIBOR-BBA	2.39%	(3,954)
	GBP	992,000		—	2/24/42	3.13125%	6 month GBP-LIBOR-BBA	29,552
	GBP	11,212,000		—	2/24/14	0.5125%	1 month GBP-WMBA-SONIA-COMPOUND	8,231
	GBP	2,652,000		—	3/2/17	6 month GBP-LIBOR-BBA	1.5475%	(10,242)
	GBP	1,890,000		—	3/2/22	6 month GBP-LIBOR-BBA	2.3975%	(9,392)
	GBP	236,000		—	3/2/42	6 month GBP-LIBOR-BBA	3.135%	(6,869)
	GBP	3,212,000		—	3/2/14	1 month GBP-WMBA-SONIA-COMPOUND	0.54%	(350)
	GBP	418,000		—	3/9/42	3.11%	6 month GBP-LIBOR-BBA	15,733
	GBP	525,000		—	3/14/42	6 month GBP-LIBOR-BBA	3.2575%	4,827
	GBP	2,962,000		—	3/14/17	1.6925%	6 month GBP-LIBOR-BBA	(20,864)
	GBP	21,986,000		—	3/16/14	6 month GBP-LIBOR-BBA	1.31%	53,156
	GBP	3,970,000		—	3/16/17	1.79%	6 month GBP-LIBOR-BBA	(57,782)
	GBP	2,253,000		—	3/16/22	2.67%	6 month GBP-LIBOR-BBA	(75,650)
	GBP	1,346,000		—	3/16/42	6 month GBP-LIBOR-BBA	3.3875%	68,150
	SEK	28,728,000		—	2/13/17	2.15%	3 month SEK-STIBOR-SIDE	37,906
	SEK	28,728,000		—	2/20/17	3 month SEK-STIBOR-SIDE	1.995%	(68,153)
	SEK	92,729,100		—	2/21/14	3 month SEK-STIBOR-SIDE	1.895%	(68,280)
	SEK	20,606,800		—	2/21/22	2.485%	3 month SEK-STIBOR-SIDE	38,978
	SEK	28,027,000		—	2/23/17	2.1575%	3 month SEK-STIBOR-SIDE	34,221
	SEK	10,920,000		—	3/1/22	3 month SEK-STIBOR-SIDE	2.5275%	(14,597)
	SEK	22,130,000		—	3/6/17	3 month SEK-STIBOR-SIDE	2.115%	(33,820)
	SEK	22,283,000		—	3/29/22	3 month SEK-STIBOR-SIDE	2.6325%	(3,410)
	JPMorgan Chase Bank N.A.
		$266,000		—	3/23/22	2.39%	3 month USD-LIBOR-BBA	(2,610)
		6,559,000		—	3/23/14	3 month USD-LIBOR-BBA	0.639%	7,697
		5,742,000		—	3/23/17	1.398%	3 month USD-LIBOR-BBA	(37,393)
		41,572,000		—	3/26/14	0.6275%	3 month USD-LIBOR-BBA	(38,172)
		103,814,000		—	3/26/17	3 month USD-LIBOR-BBA	1.3425%	369,320
		24,197,000		—	3/26/22	2.3245%	3 month USD-LIBOR-BBA	(83,332)
		19,615,000		—	3/26/42	3 month USD-LIBOR-BBA	3.0525%	13,437
		7,363,000		—	3/26/17	1.3575%	3 month USD-LIBOR-BBA	(31,584)
	CAD	39,919,000		—	3/13/14	1.4025%	3 month CAD-BA-CDOR	(7,824)
	CAD	823,000		—	3/13/22	2.43%	3 month CAD-BA-CDOR	9,107
	CAD	2,064,000		—	3/13/17	3 month CAD-BA-CDOR	1.78%	(6,802)
	CAD	4,582,000		—	3/13/17	1.8025%	3 month CAD-BA-CDOR	10,178
	CAD	7,497,000		—	3/22/17	3 month CAD-BA-CDOR	1.98%	44,816
	EUR	3,862,000		—	3/23/14	1 month EUR-EONIA-OIS-COMPOUND	0.506%	6,019
	EUR	6,336,000		—	3/23/17	1 month EUR-EONIA-OIS-COMPOUND	1.147%	53,796
	EUR	160,000		—	3/23/42	2.65%	6 month EUR-EURIBOR-REUTERS	(4,115)
	GBP	2,133,000		—	3/7/17	6 month GBP-LIBOR-BBA	1.54%	(9,771)
	GBP	934,000		—	3/7/22	6 month GBP-LIBOR-BBA	2.354%	(11,011)
	JPY	1,100,635,000		—	2/20/22	6 month JPY-LIBOR-BBA	0.965%	(65,173)
	JPY	4,615,500,000		—	3/6/14	6 month JPY-LIBOR-BBA	0.34375%	(4,333)
	JPY	939,300,000		—	3/6/22	1.0175%	6 month JPY-LIBOR-BBA	5,981
		$2,899,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	33,570
	CAD	4,790,000		—	9/21/21	2.3911%	3 month CAD-BA-CDOR	45,305
	JPY	424,200,000	(E)	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	109,881
	JPY	570,400,000	(E)	—	7/28/39	2.40%	6 month JPY-LIBOR-BBA	31,631
	MXN	26,419,000		—	9/11/20	6.82%	1 month MXN-TIIE-BANXICO	(59,711)
	MXN	34,163,000		—	9/14/20	6.82%	1 month MXN-TIIE-BANXICO	(76,645)
	MXN	6,670,000		—	7/16/20	1 month MXN-TIIE-BANXICO	6.99%	21,494
	MXN	34,260,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	1,017
	MXN	91,248,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	2,710
	MXN	34,260,000		—	8/19/20	1 month MXN-TIIE-BANXICO	6.615%	40,626
	MXN	51,780,000		—	11/4/20	1 month MXN-TIIE-BANXICO	6.75%	94,487
	UBS AG
	CHF	38,072,000		—	5/23/13	0.7625%	6 month CHF-LIBOR-BBA	(554,214)

	Total							$(4,098,157)
(E)	See Total return swap contracts note and/or Interest rate swap contracts note(s)regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$741,937	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$12,678
Barclay's Bank, PLC
	843,342	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,575
	1,414,145	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	21,373
	1,621,811	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,030
	1,266,725	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,364
	6,479,244	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,122)
	587,663	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	8,729
	5,651,846	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(9,701)
	4,169,116	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,781
	1,638,137	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(4,196)
	191,092	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,744
	7,240,000	—	4/7/16	(2.63%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(95,192)
	4,859,461	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	72,171
	2,827,154	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	(10,190)
	1,258,110	—	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	(4,535)
	2,705,730	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	40,185
	2,725,112	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	4,804
	2,876,441	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	4,916
	3,900,015	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,279
	4,408,450	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(7,567)
	3,646,787	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(9,340)
	9,879,146	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	164,772
	2,385,410	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,095)
	1,765,759	(25,107)	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,707
	6,000,846	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	7,770
	17,862,849	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	33,339
	1,797,300	15,726	1/12/41	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	7,626
	3,699,554	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,905
	738,928	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,380
	2,395,955	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,476
	1,737,346	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,245
Citibank, N.A.
	2,373,549	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,430
	5,460,021	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	10,190
	3,714,374	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,932
Credit Suisse International
	1,036,551	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,827
	1,560,006	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,912
	1,112,099	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	18,548
	2,809,069	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,822)
	741,100	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	12,664
Deutsche Bank AG
	2,809,069	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,822)
Goldman Sachs International
	4,140,000	—	3/1/16	2.47%	USA Non Revised Consumer Price Index- Urban (CPI-U)	12,917
	3,105,000	—	3/3/16	2.45%	USA Non Revised Consumer Price Index- Urban (CPI-U)	6,611
	3,909,646	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	65,208
	2,363,831	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	35,107
	2,052,944	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	30,490
	1,003,989	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	14,911
	1,967,369	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,377)
	739,040	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,269)
	7,955,533	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	135,945
	3,206,136	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	54,787
	2,408,157	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	41,151
	6,190,611	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	105,786
	2,695,174	3,369	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,257)
	485,617	5,994	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,904)
	126,408	(533)	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(575)
	336,833	(1,250)	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,304)
	2,406,459	43,993	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	8,497
	2,386,315	(33,557)	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(2,254)
	4,455,000	—	4/3/17	2.3225%	USA Non Revised Consumer Price Index- Urban (CPI-U)	4,467
EUR	7,562,000	—	10/18/13	(1.7775%)	Eurostat Eurozone HICP excluding tobacco	(118,201)
GBP	2,780,000	—	3/30/17	(3.0925%)	GBP Non-revised UK Retail Price Index	(15,621)
JPMorgan Chase Bank NA
EUR	4,046,000	—	4/2/13	(1.98%)	Eurostat Eurozone HICP excluding tobacco	(540)

Total						$685,345

	CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

			Upfront				Fixed payments
			premium			Termi-	received	Unrealized
	Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

	Credit Suisse International
	Bonos Y Oblig Del Estado, 5 1/2%, 7/30/17	—	$(23,679)		$2,660,000	12/20/19	(100 bp)	$481,278
	Deutsche Bank AG
	Republic of Argentina, 8.28%, 12/31/33	B3	60,808		520,000	3/20/17	500 bp	(3,106)
	Russian Federation, 7 1/2%, 3/31/30	—	—		187,500	4/20/13	(112 bp)	(1,919)
	Smurfit Kappa Funding, 7 3/4%, 4/1/15	B1	—	EUR	405,000	9/20/13	715 bp	52,840
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	375,000	9/20/13	477 bp	27,201
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	375,000	9/20/13	535 bp	31,550
	JPMorgan Chase Bank NA
	DJ CDX NA HY Series 18 Index	B+/P	93,765		$3,572,000	6/20/17	500 bp	(8,574)
	Russian Federation, 7 1/2%, 3/31/30	Baa1	—		95,000	9/20/13	276 bp	2,806
	Morgan Stanley Capital Services LLC
	Republic of Venezuela, 9 1/4%, 9/15/27	B2	—		680,000	10/20/12	339 bp	13,014

	Total							$595,090

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at March 31, 2012. Securities rated by Putnam are indicated by “/P.”

Key to holding's currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
USD / $	United States Dollar
Key to holding's abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $465,655,224.
(b)	The aggregate identified cost on a tax basis is $614,955,251, resulting in gross unrealized appreciation and depreciation of $20,519,555 and $24,599,604, respectively, or net unrealized depreciation of $4,080,049.
(NON)	Non-income-producing security.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
	Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $6,502 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $64,014,220 and $117,200,729, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
	At the close of the reporting period, the fund maintained liquid assets totaling $117,849,330 to cover certain derivatives contracts.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	85.5%
	Russia	2.9
	Argentina	1.7
	Venezuela	1.5
	Luxembourg	1.0
	Ukraine	0.8
	Indonesia	0.8
	United Kingdom	0.7
	Netherlands	0.7
	Brazil	0.6
	Germany	0.6
	Mexico	0.5
	Other	2.7

	Total	100.0%
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
	Options contracts: The fund used options contracts to hedge duration and convexity, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own and to hedge prepayment risk.
	The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
	Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
	Outstanding contracts on purchased options contracts and written options contracts at the close of the reporting period are indicative of the volume of activity for each during the reporting period.
	Futures contracts: The fund used futures contracts to hedge interest rate risk and to gain exposure to interest rates.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	The fund had an average number of contracts of approximately 460 on futures contracts for the reporting period.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	The fund had an average contract amount of approximately $388,600,000 on forward currency contracts for the reporting period.
	Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
	Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
	An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
	Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Credit default contracts: The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.
	In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
	In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.
	The fund had an average notional amount of approximately $13,600,000 on credit default swap contracts for the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $16,267,024 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $23,220,392 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $22,356,689.
	TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
	TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
	Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
	TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
	Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer cyclicals	$—	$71	$5
Energy	26,291	—	2,627
Health care	6,833	—	—
Total common stocks	33,124	71	2,632
Asset-backed securities	—	20,506,020	—
Convertible bonds and notes	—	515,891	—
Convertible preferred stocks	—	413,182	6
Corporate bonds and notes	—	153,061,367	—
Foreign government and agency bonds and notes	—	33,029,647	—
Mortgage-backed securities	—	139,707,251	—
Preferred stocks	—	522,078	—
Purchased options outstanding	—	45,784,308	—
Senior loans	—	8,725,028	—
U.S. Government and agency mortgage obligations	—	96,010,295	—
U.S. Treasury obligations	—	2,195,610	—
Warrants	—	760	19,979
Short-term investments	6,151,802	104,196,151	—

Totals by level	$6,184,926	$604,667,659	$22,617

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,353,478)	$—
Futures contracts	(320,700)	—	—
Written options	—	(43,891,534)	—
TBA sale commitments	—	(28,752,500)	—
Interest rate swap contracts	—	(3,670,988)	—
Total return swap contracts	—	676,710	—
Credit default contracts	—	464,196	—

Totals by level	$(320,700)	$(78,527,594)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$632,368	$168,172
Foreign exchange contracts	1,851,166	5,204,644
Equity contracts	20,739	—
Interest rate contracts	59,134,453	60,556,657

Total	$61,638,726	$65,929,473

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Equity Income Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (90.7%)(a)
	Shares	Value

Aerospace and defense (2.8%)

Embraer SA ADR (Brazil)	30,720	$982,426

Honeywell International, Inc.(S)	12,520	764,346

L-3 Communications Holdings, Inc.	9,930	702,746

Northrop Grumman Corp.(S)	140,650	8,590,902

		11,040,420
Auto components (1.8%)

Autoliv, Inc. (Sweden)	29,520	1,979,316

TRW Automotive Holdings Corp.(NON)	111,960	5,200,542

		7,179,858
Automobiles (1.4%)

Ford Motor Co.	439,810	5,493,227

		5,493,227
Beverages (1.2%)

Coca-Cola Enterprises, Inc.	159,080	4,549,688

		4,549,688
Biotechnology (0.2%)

Dendreon Corp.(NON)(S)	65,960	702,804

		702,804
Capital markets (3.1%)

Charles Schwab Corp. (The)	33,200	477,084

State Street Corp.(S)	255,420	11,621,610

		12,098,694
Chemicals (1.5%)

Ashland, Inc.(S)	75,750	4,625,295

Celanese Corp. Ser. A	2,610	120,530

LyondellBasell Industries NV Class A (Netherlands)	25,540	1,114,821

		5,860,646
Commercial banks (4.4%)

Popular, Inc. (Puerto Rico)(NON)	434,652	891,037

Wells Fargo & Co.	477,332	16,296,114

		17,187,151
Commercial services and supplies (0.9%)

Avery Dennison Corp.(S)	111,480	3,358,892

		3,358,892
Communications equipment (2.5%)

Cisco Systems, Inc.	463,960	9,812,754

		9,812,754
Computers and peripherals (1.7%)

Hewlett-Packard Co.	50,310	1,198,887

SanDisk Corp.(NON)	105,650	5,239,184

		6,438,071
Consumer finance (—%)

Capital One Financial Corp.	2,360	131,546

		131,546
Diversified financial services (2.3%)

JPMorgan Chase & Co.	197,000	9,058,060

		9,058,060
Diversified telecommunication services (1.1%)

Verizon Communications, Inc.	113,090	4,323,431

		4,323,431
Electric utilities (0.8%)

NV Energy, Inc.	191,320	3,084,078

Pepco Holdings, Inc.(S)	10,261	193,830

		3,277,908
Food and staples retail (1.4%)

CVS Caremark Corp.	121,680	5,451,264

		5,451,264
Health-care equipment and supplies (2.3%)

Baxter International, Inc.	93,440	5,585,843

Covidien PLC (Ireland)	56,382	3,082,968

Stryker Corp.	3,530	195,844

		8,864,655
Health-care providers and services (3.6%)

Aetna, Inc.	103,750	5,204,100

CIGNA Corp.	119,910	5,905,568

Coventry Health Care, Inc.(NON)	11,370	404,431

Lincare Holdings, Inc.(S)	103,210	2,671,075

		14,185,174
Household durables (0.8%)

Jarden Corp.	75,410	3,033,744

		3,033,744
Household products (2.1%)

Energizer Holdings, Inc.(NON)(S)	33,950	2,518,411

Kimberly-Clark Corp.(S)	76,240	5,633,374

		8,151,785
Independent power producers and energy traders (1.6%)

AES Corp. (The)(NON)	464,820	6,075,197

Calpine Corp.(NON)	6,980	120,126

		6,195,323
Industrial conglomerates (1.4%)

Tyco International, Ltd.	98,625	5,540,753

		5,540,753
Insurance (8.1%)

Aflac, Inc.	51,830	2,383,662

Assured Guaranty, Ltd. (Bermuda)(S)	25,700	424,564

Berkshire Hathaway, Inc. Class B(NON)	13,490	1,094,714

Everest Re Group, Ltd.	14,630	1,353,568

Hartford Financial Services Group, Inc. (The)(S)	27,350	576,538

MetLife, Inc.(S)	212,740	7,945,839

PartnerRe, Ltd.	50,210	3,408,757

Prudential Financial, Inc.(S)	65,240	4,135,564

Validus Holdings, Ltd.	218,203	6,753,383

XL Group PLC	167,379	3,630,451

		31,707,040
IT Services (0.2%)

Western Union Co. (The)(S)	32,640	574,464

		574,464
Leisure equipment and products (2.0%)

Hasbro, Inc.	142,090	5,217,545

Mattel, Inc.	79,810	2,686,405

		7,903,950
Life sciences tools and services (0.8%)

Thermo Fisher Scientific, Inc.(NON)	51,600	2,909,208

		2,909,208
Machinery (1.0%)

Eaton Corp.	36,000	1,793,880

Timken Co.	42,140	2,138,184

		3,932,064
Media (8.0%)

Comcast Corp. Special Class A	333,140	9,830,961

Interpublic Group of Companies, Inc. (The)	894,340	10,204,419

McGraw-Hill Cos., Inc. (The)	49,200	2,384,724

News Corp. Class A	77,290	1,521,840

Time Warner, Inc.	185,510	7,003,003

		30,944,947
Metals and mining (0.4%)

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)(S)	40,390	1,536,436

		1,536,436
Multi-utilities (0.6%)

Ameren Corp.	76,000	2,476,080

		2,476,080
Office electronics (1.2%)

Xerox Corp.	560,240	4,526,739

		4,526,739
Oil, gas, and consumable fuels (13.5%)

Apache Corp.	33,470	3,361,727

Exxon Mobil Corp.	34,610	3,001,725

Hess Corp.	77,120	4,546,224

Marathon Oil Corp.(S)	159,690	5,062,173

Marathon Petroleum Corp.	210,130	9,111,237

Royal Dutch Shell PLC ADR (United Kingdom)	133,390	9,354,641

Total SA (France)	249,800	12,739,969

Total SA ADR (France)	10	511

Valero Energy Corp.	202,770	5,225,383

		52,403,590
Paper and forest products (1.6%)

International Paper Co.(S)	176,240	6,186,024

		6,186,024
Personal products (1.0%)

Avon Products, Inc.	206,030	3,988,741

		3,988,741
Pharmaceuticals (5.5%)

Johnson & Johnson	27,420	1,808,623

Merck & Co., Inc.	50,770	1,949,568

Pfizer, Inc.	716,880	16,244,495

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	30,230	1,362,164

		21,364,850
Professional services (2.0%)

Dun & Bradstreet Corp. (The)(S)	89,690	7,599,434

		7,599,434
Real estate investment trusts (REITs) (1.9%)

American Capital Agency Corp.(R)	51,160	1,511,266

Chimera Investment Corp.(R)	435,270	1,231,814

Hatteras Financial Corp.(R)(S)	32,360	902,844

MFA Financial, Inc.(R)	519,181	3,878,282

		7,524,206
Semiconductors and semiconductor equipment (1.0%)

Advanced Micro Devices, Inc.(NON)(S)	155,410	1,246,388

Applied Materials, Inc.	151,910	1,889,760

Lam Research Corp.(NON)(S)	20,910	933,004

		4,069,152
Software (0.2%)

Symantec Corp.(NON)(S)	34,880	652,256

		652,256
Tobacco (1.3%)

Philip Morris International, Inc.	57,080	5,057,859

		5,057,859
Wireless telecommunication services (1.5%)

Vodafone Group PLC ADR (United Kingdom)	205,720	5,692,272

		5,692,272

Total common stocks (cost $282,238,533)		$352,985,160

CONVERTIBLE PREFERRED STOCKS (6.5%)(a)
	Shares	Value

Diversified financial services (1.8%)

Citigroup, Inc. $7.50 cv. pfd.	68,490	$7,070,908

		7,070,908
Electric utilities (2.9%)

Great Plains Energy, Inc. $6.00 cv. pfd.	73,065	4,470,117

PPL Corp. $4.375 cv. pfd.	127,120	6,819,988

		11,290,105
IT Services (0.8%)

Unisys Corp. Ser. A, 6.25% cv. pfd.	48,514	2,971,483

		2,971,483
Road and rail (1.0%)

Swift Mandatory Common Exchange Security Trust 144A 6.00% cv. pfd.	351,668	3,824,812

		3,824,812

Total convertible preferred stocks (cost $25,465,355)		$25,157,308

CONVERTIBLE BONDS AND NOTES (2.4%)(a)
	Principal amount	Value

Alliance Data Systems Corp. cv. sr. unsec. notes 4 3/4s, 2014	$1,988,000	$5,362,630

MGIC Investment Corp. cv. sr. notes 5s, 2017	2,408,000	1,860,180

WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	814,000	1,963,775

Total convertible bonds and notes (cost $5,560,185)		$9,186,585

INVESTMENT COMPANIES (0.4%)(a)
	Shares	Value

Ares Capital Corp.	88,710	$1,450,409

Total investment Companies (cost $1,378,947)		$1,450,409

SHORT-TERM INVESTMENTS (14.3%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	53,128,828	$53,128,828

Putnam Money Market Liquidity Fund 0.11%(e)	2,574,673	2,574,673

Total short-term investments (cost $55,703,501)		$55,703,501

TOTAL INVESTMENTS

Total investments (cost $370,346,521)(b)		$444,482,963

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $389,362,856.
(b)	The aggregate identified cost on a tax basis is $373,161,859, resulting in gross unrealized appreciation and depreciation of $79,140,230 and $7,819,126, respectively, or net unrealized appreciation of $71,321,104.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $52,033,807.
The fund received cash collateral of $53,128,828, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $203 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $18,445,578 and $16,658,187, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$54,555,726	$—	$—
Consumer staples	27,199,337	—	—
Energy	52,403,590	—	—
Financials	77,706,697	—	—
Health care	48,026,691	—	—
Industrials	31,471,563	—	—
Information technology	26,073,436	—	—
Materials	13,583,106	—	—
Telecommunication services	10,015,703	—	—
Utilities	11,949,311	—	—
Total common stocks	352,985,160	—	—
Convertible bonds and notes	—	9,186,585	—
Convertible preferred stocks	—	25,157,308	—
Investment Companies	1,450,409	—	—
Short-term investments	2,574,673	53,128,828	—

Totals by level	$357,010,242	$87,472,721	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

VT George Putnam Balanced Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (60.4%)(a)
	Shares	Value

Banking (6.0%)

Bank of New York Mellon Corp. (The)	30,300	$731,139

BB&T Corp.	8,700	273,093

Comerica, Inc.	13,100	423,916

Fifth Third Bancorp	8,900	125,045

JPMorgan Chase & Co.	94,400	4,340,512

PNC Financial Services Group, Inc.	4,500	290,205

State Street Corp.	25,700	1,169,350

U.S. Bancorp	45,400	1,438,272

Wells Fargo & Co.	67,800	2,314,692

		11,106,224
Basic materials (1.8%)

Alcoa, Inc.	33,200	332,664

Dow Chemical Co. (The)	7,000	242,480

E.I. du Pont de Nemours & Co.	18,700	989,230

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	5,000	190,200

Nucor Corp.	13,100	562,645

PPG Industries, Inc.	6,900	661,020

Rio Tinto PLC ADR (United Kingdom)	3,200	177,888

Weyerhaeuser Co.(R)	5,516	120,911

		3,277,038
Capital goods (3.1%)

Eaton Corp.	8,000	398,640

Emerson Electric Co.	8,500	443,530

Illinois Tool Works, Inc.	13,100	748,272

Ingersoll-Rand PLC	4,500	186,075

Lockheed Martin Corp.	3,000	269,580

Northrop Grumman Corp.	14,800	903,984

Parker Hannifin Corp.	5,800	490,390

Raytheon Co.	13,400	707,252

Staples, Inc.	23,700	383,466

United Technologies Corp.	14,700	1,219,218

		5,750,407
Communication services (4.6%)

AT&T, Inc.	82,800	2,585,844

Comcast Corp. Class A	43,800	1,314,438

DIRECTV Class A(NON)	2,600	128,284

Juniper Networks, Inc.(NON)	8,600	196,768

Time Warner Cable, Inc.	7,800	635,700

Verizon Communications, Inc.	76,440	2,922,301

Vodafone Group PLC ADR (United Kingdom)	24,600	680,682

		8,464,017
Conglomerates (2.6%)

3M Co.	4,800	428,208

General Electric Co.	162,800	3,267,396

Tyco International, Ltd.	19,800	1,112,364

		4,807,968
Consumer cyclicals (5.8%)

Bed Bath & Beyond, Inc.(NON)	3,000	197,310

Carnival Corp.	9,100	291,928

Ford Motor Co.	31,200	389,688

Hasbro, Inc.	15,700	576,504

Home Depot, Inc. (The)	9,700	488,007

Johnson Controls, Inc.	14,500	470,960

Kimberly-Clark Corp.	9,600	709,344

Marriott International, Inc. Class A	10,018	379,181

News Corp. Class A	14,000	275,660

Omnicom Group, Inc.	5,000	253,250

Stanley Black & Decker, Inc.	2,400	184,704

Target Corp.	24,500	1,427,615

Time Warner, Inc.	34,000	1,283,500

TJX Cos., Inc. (The)	33,300	1,322,343

Viacom, Inc. Class B	17,100	811,566

Wal-Mart Stores, Inc.	7,400	452,880

Walt Disney Co. (The)	27,800	1,217,084

		10,731,524
Consumer staples (4.9%)

Avon Products, Inc.	20,000	387,200

Coca-Cola Co. (The)	4,100	303,441

Coca-Cola Enterprises, Inc.	28,000	800,800

Colgate-Palmolive Co.	3,200	312,896

CVS Caremark Corp.	26,700	1,196,160

General Mills, Inc.	8,800	347,160

Hertz Global Holdings, Inc.(NON)	38,500	579,040

Kellogg Co.	4,700	252,061

Kraft Foods, Inc. Class A	10,202	387,778

Lorillard, Inc.	3,700	479,076

Newell Rubbermaid, Inc.	24,300	432,783

PepsiCo, Inc.	3,700	245,495

Philip Morris International, Inc.	26,180	2,319,810

Procter & Gamble Co. (The)	13,600	914,056

SYSCO Corp.	3,800	113,468

		9,071,224
Energy (6.5%)

Anadarko Petroleum Corp.	2,200	172,348

Chevron Corp.	18,000	1,930,320

ConocoPhillips	7,600	577,676

Devon Energy Corp.	6,600	469,392

Exxon Mobil Corp.	41,500	3,599,295

Hess Corp.	6,100	359,595

National Oilwell Varco, Inc.	4,500	357,615

Newfield Exploration Co.(NON)	6,800	235,824

Noble Corp. (Switzerland)	13,600	509,592

Occidental Petroleum Corp.	9,900	942,777

Royal Dutch Shell PLC ADR (United Kingdom)	17,072	1,197,259

Schlumberger, Ltd.	10,376	725,594

Total SA ADR (France)	13,400	685,008

Valero Energy Corp.	9,400	242,238

		12,004,533
Financials (4.1%)

Aflac, Inc.	13,900	639,261

American Express Co.	15,500	896,830

Citigroup, Inc.	54,850	2,004,768

Goldman Sachs Group, Inc. (The)	11,980	1,489,953

Progressive Corp. (The)	35,800	829,844

Prudential Financial, Inc.	27,400	1,736,886

		7,597,542
Health care (9.6%)

Abbott Laboratories	4,400	269,676

Aetna, Inc.	24,900	1,248,984

Baxter International, Inc.	21,300	1,273,314

Bristol-Myers Squibb Co.	12,700	428,625

Celgene Corp.(NON)	2,900	224,808

CIGNA Corp.	15,400	758,450

Covidien PLC (Ireland)	10,425	570,039

Johnson & Johnson	49,000	3,232,040

Medtronic, Inc.	14,000	548,660

Merck & Co., Inc.	48,900	1,877,760

Novartis AG ADR (Switzerland)	6,300	349,083

Pfizer, Inc.	140,848	3,191,616

Quest Diagnostics, Inc.	10,000	611,500

St. Jude Medical, Inc.	18,000	797,580

Stryker Corp.	15,500	859,940

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	8,400	378,504

Thermo Fisher Scientific, Inc.(NON)	22,000	1,240,360

		17,860,939
Insurance (2.6%)

Allstate Corp. (The)	28,100	925,052

Chubb Corp. (The)	10,100	698,011

Marsh & McLennan Cos., Inc.	29,800	977,142

MetLife, Inc.	20,700	773,145

RenaissanceRe Holdings, Ltd.	2,600	196,898

Sun Life Financial, Inc. (Canada)	9,700	229,793

Travelers Cos., Inc. (The)	17,500	1,036,000

		4,836,041
Investment banking/Brokerage (0.5%)

Charles Schwab Corp. (The)	43,400	623,658

Morgan Stanley	16,050	315,222

		938,880
Real estate (0.4%)

CreXus Investment Corp.(R)	5,383	55,660

Equity Residential Trust(R)	4,052	253,736

Prologis, Inc.(R)	7,572	272,743

Simon Property Group, Inc.(R)	1,341	195,357

		777,496
Technology (5.0%)

Adobe Systems, Inc.(NON)	15,800	542,098

Apple, Inc.(NON)	500	299,735

Cisco Systems, Inc.	72,300	1,529,145

EMC Corp.(NON)	36,100	1,078,668

Hewlett-Packard Co.	15,400	366,982

Honeywell International, Inc.	26,600	1,623,930

IBM Corp.	3,300	688,545

Intel Corp.	24,000	674,640

KLA-Tencor Corp.	2,500	136,050

Microsoft Corp.	33,300	1,073,925

Oracle Corp.	10,100	294,516

Qualcomm, Inc.	5,900	401,318

SanDisk Corp.(NON)	2,400	119,016

Texas Instruments, Inc.	8,700	292,407

Yahoo!, Inc.(NON)	8,200	124,804

		9,245,779
Transportation (0.3%)

FedEx Corp.	3,500	321,860

United Parcel Service, Inc. Class B	3,800	306,736

		628,596
Utilities and power (2.5%)

Ameren Corp.	21,700	706,986

American Electric Power Co., Inc.	15,200	586,416

Dominion Resources, Inc.	4,300	220,203

Duke Energy Corp.	11,900	250,019

Edison International	16,200	688,662

Entergy Corp.	13,020	874,944

Exelon Corp.	3,200	125,472

NextEra Energy, Inc.	6,200	378,696

PG&E Corp.	18,640	809,162

		4,640,560

Total common stocks (cost $83,228,451)		$111,738,768

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (8.6%)(a)
	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)

Government National Mortgage Association Pass-Through Certificates
4s, TBA, April 1, 2042	$1,000,000	$1,072,734
3 1/2s, TBA, April 1, 2042	1,000,000	1,042,344

		2,115,078
U.S. Government Agency Mortgage Obligations (7.5%)

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	1,592,811	1,739,548
5s, August 1, 2033	545,474	590,412
4 1/2s, TBA, April 1, 2042	5,000,000	5,317,969
3 1/2s, TBA, May 1, 2042	2,000,000	2,047,656
3 1/2s, TBA, April 1, 2042	4,000,000	4,107,500

		13,803,085

Total U.S. government and agency mortgage obligations (cost $15,829,273)		$15,918,163

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)(a)
	Principal amount	Value

Wells Fargo & Co. 2 1/8s, FDIC guaranteed notes, June 15, 2012	$168,000	$168,662

Total U.S. Government Agency Obligations (cost $168,103)		$168,662

U.S. TREASURY OBLIGATIONS (9.7%)(a)
	Principal amount	Value

U.S. Treasury Bonds
4 5/8s, February 15, 2040	$200,000	$249,843
4 1/2s, February 15, 2036	270,000	329,766

U.S. Treasury Notes
3 1/2s, May 31, 2013	5,100,000	5,292,445
2 5/8s, April 30, 2016	1,700,000	1,822,984
2 5/8s, February 29, 2016	7,000,000	7,498,203
2 3/8s, August 31, 2014	1,790,000	1,873,137
1 1/4s, April 15, 2014	800,000	814,406

Total U.S. treasury Obligations (cost $17,926,606)		$17,880,784

CORPORATE BONDS AND NOTES (15.2%)(a)
	Principal amount	Value

Basic materials (0.8%)

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	$45,000	$56,819

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	235,000	282,324

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041	135,000	139,407

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	135,000	168,221

International Paper Co. sr. unsec. notes 9 3/8s, 2019	144,000	190,787

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	13,554

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	43,980

International Paper Co. sr. unsec. unsub. notes 7.3s, 2039	15,000	18,262

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	30,441

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	55,000	66,869

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 5.2s, 2040 (Australia)	130,000	137,345

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	25,000	24,963

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	25,000	25,112

Sealed Air Corp. sr. notes 7 7/8s, 2017	95,000	102,442

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	3,000	3,727

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	7,000	8,016

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	30,000	34,659

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	45,000	46,726

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)	10,000	10,286

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	95,000	106,718

		1,510,658
Capital goods (0.3%)

Allied Waste North America, Inc. company guaranty sr. unsec. notes 6 7/8s, 2017	250,000	260,938

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	132,848

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	156,312

Republic Services, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	46,288

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	18,051

		614,437
Communication services (1.3%)

American Tower REIT, Inc. sr. unsec. notes 7 1/4s, 2019(R)	120,000	138,565

American Tower REIT, Inc. sr. unsec. unsub. notes 4 5/8s, 2015(R)	85,000	90,540

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	40,000	48,678

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	88,361

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	157,000	201,313

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	110,000	102,790

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	50,000	47,296

Comcast Cable Communications company guaranty sr. unsub. notes 8 7/8s, 2017	105,000	136,412

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	20,000	25,321

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	25,000	27,650

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	39,001

Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	105,000	108,036

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	46,000	47,888

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	12,839

NBCUniversal Media, LLC sr. unsec. unsub. notes 5.15s, 2020	45,000	50,931

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	55,000	66,141

Qwest Corp. notes 6 3/4s, 2021	68,000	75,108

Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	13,300

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	27,000	29,737

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	175,000	187,368

TCI Communications, Inc. company guaranty 7 7/8s, 2026	45,000	58,523

Telecom Italia Capital SA company guaranty sr. unsec. unsub. notes 6.175s, 2014 (Italy)	45,000	47,363

Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 6.221s, 2017 (Spain)	125,000	132,122

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	90,000	113,889

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	71,540

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2041	50,000	52,273

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	60,000	81,393

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	141,438

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	168,707

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	51,554

		2,456,077
Consumer cyclicals (0.9%)

Advance Auto Parts, Inc. company guaranty sr. unsec. notes 5 3/4s, 2020	65,000	72,459

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	110,000	142,277

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	68,142

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 6.35s, 2040	60,000	66,380

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	137,211

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	75,000	77,243

FUEL Trust 144A company guaranty asset backed notes 4.207s, 2016	200,000	205,255

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)	90,000	101,626

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016	125,000	130,625

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	10,000	9,788

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 3 7/8s, 2022	15,000	15,069

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	45,000	44,314

Masco Corp. sr. unsec. unsub notes 5.95s, 2022	40,000	40,093

News America Holdings, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	135,000	156,141

Owens Corning company guaranty sr. unsec. notes 9s, 2019	48,000	59,160

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	20,000	26,604

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	45,000	58,691

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	10,000	10,925

Time Warner, Inc. debs. 9.15s, 2023	85,000	115,768

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	95,000	96,446

		1,634,217
Consumer staples (0.9%)

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	60,000	81,530

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	85,000	114,302

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	37,923

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	157,024

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017	41,000	44,485

CVS Pass-Through Trust 144A company guaranty sr. notes 7.507s, 2032	167,761	200,941

CVS Pass-Through Trust 144A pass-through certificates 6.117s, 2013	19,937	20,411

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	125,000	141,487

Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022 (Canada)	230,000	310,560

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	23,718

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	5,000	6,115

Kroger Co. company guaranty sr. unsec unsub. notes 6 3/4s, 2012	60,000	60,110

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017	55,000	66,310

McDonald's Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	99,344

McDonald's Corp. sr. unsec. notes 5.7s, 2039	90,000	112,559

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014 (United Kingdom)	100,000	114,652

		1,591,471
Energy (1.0%)

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031	150,000	185,302

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4.742s, 2021 (United Kingdom)	100,000	111,999

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	30,000	32,955

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	140,000	147,700

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	59,747

El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	33,900

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes 4.15s, 2020 (Italy)	130,000	128,915

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	35,423

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	55,000	70,924

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	25,000	27,006

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	15,000	18,633

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012	50,000	50,814

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	90,000	92,138

Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	60,000	64,780

Petrobras International Finance Co. company guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	40,592

Petrobras International Finance Co. company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	139,976

Petrobras International Finance Co. company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	73,682

Petrohawk Energy Corp. company guaranty sr. unsec. notes 7 1/4s, 2018	140,000	160,125

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	$120,000	160,835

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	41,462

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	70,000	78,345

Weatherford Bermuda company guaranty sr. unsec. notes 9 5/8s, 2019	23,000	30,482

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	33,124

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	40,416

		1,859,275
Financials (6.7%)

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)	215,000	218,120

Aflac, Inc. sr. unsec. notes 6.9s, 2039	80,000	93,871

Aflac, Inc. sr. unsec. notes 6.45s, 2040	55,000	61,238

American Express Co. sr. unsec. notes 8 1/8s, 2019	150,000	196,094

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	45,000	47,633

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	105,000	114,150

Aon PLC jr. unsec. sub. notes 8.205s, 2027	200,000	231,623

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	83,782

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2018 (France)	75,000	65,063

Bank Nederlandse Gemeenten 144A bonds 1 3/4s, 2015 (Netherlands)	2,000,000	2,013,859

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	40,000	40,271

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	205,000	225,394

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	120,000	141,127

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017 (United Kingdom)	280,000	287,906

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	237,491

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	44,000	53,056

Camden Property Trust sr. unsec. notes 4 7/8s, 2023(R)	160,000	169,138

Capital One Capital III company guaranty jr. unsec. sub. notes 7.686s, 2036	40,000	40,250

Capital One Capital V company guaranty jr. unsec. sub. notes 10 1/4s, 2039	145,000	148,988

Citigroup, Inc. sub. notes 5s, 2014	205,000	212,304

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	50,000	50,842

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	35,000	37,297

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	73,043

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s, 2014 (Australia)	185,000	191,333

Cooperative Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144A jr. unsec. sub. notes FRN 11s, perpetual maturity (Netherland)	75,000	95,250

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	100,000	110,233

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020(R)	95,000	112,352

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014 (United Kingdom)	95,000	99,267

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds FRB 5.628s, perpetual maturity	80,000	68,500

Duke Realty LP sr. unsec. notes 6 1/2s, 2018(R)	15,000	17,182

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	120,000	123,058

GATX Financial Corp. notes 5.8s, 2016	80,000	85,193

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	215,000	218,763

General Electric Capital Corp. sr. unsec. notes 6.15s, 2037	145,000	164,199

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	220,000	227,584

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	239,543

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040	245,000	253,012

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	135,000	102,595

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019	60,000	59,630

Highwood Realty LP sr. unsec. bonds 5.85s, 2017(R)	135,000	143,479

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	281,448

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	170,000	190,788

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	45,000	44,550

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	18,000	18,054

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub. notes FRN 1.503s, 2047	488,000	361,992

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	241,000	242,350

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	300,000	275,130

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 6 3/8s, 2021 (United Kingdom)	20,000	21,468

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	190,000	187,954

Loews Corp. notes 5 1/4s, 2016	35,000	38,704

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	160,000	160,611

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	130,000	184,479

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	321,970

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	328,500

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	52,855

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	60,000	69,760

Nordea Bank AB 144A jr. unsec. sub. notes FRN 5.424s, 2015 (Sweden)	100,000	96,500

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	200,000	194,642

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	56,000	54,884

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	32,600

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	305,000	316,437

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	61,806

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	55,284

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	35,000	40,926

Rayonier, Inc. company guaranty sr. unsec. unsub. notes 3 3/4s, 2022(R)	40,000	39,188

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	96,879

Standard Chartered Bank 144A unsec. sub. notes 6.4s, 2017 (United Kingdom)	110,000	121,486

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds FRB 1.474s, 2037	270,000	200,071

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020(R)	40,000	44,257

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	76,751

Teachers Insurance & Annuity Association of America 144A notes 6.85s, 2039	110,000	136,227

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017(R)	60,000	61,944

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015(R)	85,000	89,122

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	338,888

WEA Finance, LLC/ WT Finance Aust. Pty. Ltd. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	85,000	98,279

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s, perpetual maturiy (Australia)	140,000	137,606

Willis Group Holdings Ltd. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021 (United Kingdom)	110,000	116,557

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	30,000	29,100

		12,373,760
Government (0.4%)

International Bank for Reconstruction & Development unsec. unsub. bonds 7 5/8s, 2023	500,000	716,910

		716,910
Health care (0.2%)

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	61,036

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	30,000	30,770

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	70,000	76,907

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	50,000	61,059

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020	17,000	18,506

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	45,000	44,844

WellPoint, Inc. notes 7s, 2019	90,000	111,750

		404,872
Technology (0.3%)

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	43,000	46,548

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	249,289

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	145,000	172,884

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	60,000	61,725

		530,446
Transportation (0.4%)

American Airlines pass-through certificates Ser. 11-2, Class A, 8 5/8s, 2023	50,000	52,688

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	85,000	91,743

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	40,000	45,580

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018	14,307	15,326

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017	60,979	64,181

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	30,000	28,898

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	67,084

Northwest Airlines Corp. pass-through certificates Ser. 00-1, 7.15s, 2019	168,366	168,577

Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022	99,188	113,075

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	20,000	21,717

		668,869
Utilities and power (2.0%)

AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	62,498

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	61,507

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	20,000	19,556

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	216,433

Beaver Valley Funding Corp. sr. bonds 9s, 2017	86,000	89,570

Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016	120,000	133,561

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	197,819	211,418

Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	35,000	34,512

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.77s, 2066	248,000	216,604

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	90,000	107,974

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	70,000	70,157

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)	100,000	88,379

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	75,000	91,717

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	100,000	118,722

Electricite de France SA (EDF) 144A sr. notes 5.6s, 2040 (France)	40,000	41,477

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	105,000	110,927

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	35,000	36,705

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 5.7s, 2042	50,000	54,062

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.2s, 2016	95,000	99,826

Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036	30,000	32,882

ITC Holdings Corp. 144A notes 5 7/8s, 2016	35,000	39,951

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	45,976

Kansas Gas and Electric Co. bonds 5.647s, 2021	42,679	45,928

KCP&L Greater Missouri Operations Co. sr. unsec. unsub. notes 11 7/8s, 2012	110,000	112,847

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	10,000	12,255

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	56,376

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	45,000	57,107

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	35,672

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	41,823

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)	210,000	226,512

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	99,000	101,723

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	93,439

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	138,992

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6.572s, 2017	15,000	17,545

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	135,000	177,791

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067 (Canada)	150,000	155,041

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	125,000	153,365

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	33,502

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	300,000	309,000

		3,753,332

Total corporate bonds and notes (cost $26,093,718)		$28,114,324

CONVERTIBLE PREFERRED STOCKS (1.3%)(a)
	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	8,020	$445,110

General Motors Co. Ser. B, $2.375 cv. pfd.	13,910	581,612

MetLife, Inc. $3.75 cv. pfd.	7,600	537,472

PPL Corp. $4.75 cv. pfd.	8,707	470,962

PPL Corp. $4.375 cv. pfd.	6,662	357,416

Total convertible preferred stocks (cost $2,474,502)		$2,392,572

INVESTMENT COMPANIES (1.2%)(a)
	Shares	Value

Financial Select Sector SPDR Fund	65,400	$1,032,012

Market Vectors Gold Miners ETF	2,400	126,792

Utilities Select Sector SPDR Fund	21,900	767,595

Vanguard MSCI Emerging Markets ETF	5,500	239,085

Total investment Companies (cost $1,760,492)		$2,165,484

MORTGAGE-BACKED SECURITIES (0.5%)(a)
	Principal amount	Value

CS First Boston Mortgage Securities Corp. Ser. 04-C1, Class B, 4.855s, 2037	$250,000	$258,825

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	899,296	15,176
Ser. T-56, Class 3, IO, 0.477s, 2043	639,977	200
Ser. T-56, Class 1, IO, 0.294s, 2043	846,284	264
Ser. T-56, Class 2, IO, 0 1/8s, 2043	768,887	240

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3, Class G, 6.974s, 2036	1,436	1,287

GS Mortgage Securities Corp. II 144A Ser. 98-C1, Class F, 6s, 2030	104,815	106,912

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	88,200
Ser. 99-C1, Class G, 6.41s, 2031	97,000	97,970
Ser. 98-C4, Class H, 5.6s, 2035	143,000	155,743

Morgan Stanley Capital I FRB Ser. 07-HQ12, Class A2, 5.599s, 2049	127,032	129,414

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J, 6 5/8s, 2033	130,136	6,507

Total mortgage-backed securities (cost $796,402)		$860,738

MUNICIPAL BONDS AND NOTES (0.2%)(a)
	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$30,000	$38,143

IL State G.O. Bonds
4.421s, 1/1/15	65,000	68,286
4.071s, 1/1/14	185,000	192,071

North TX, Thruway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	55,000	70,757

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	40,000	45,019

Total municipal bonds and notes (cost $375,208)		$414,276

ASSET-BACKED SECURITIES (0.0%)(a)
	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023 (In default)(NON)	$14,822	$1

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.992s, 2032	60,431	24,124

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	203,095	24,371

Total asset-backed securities (cost $86,888)		$48,496

FOREIGN GOVERNMENT BONDS AND NOTES (0.0%)(a)
	Principal amount	Value

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041	$34,000	$31,072

Total foreign government bonds and notes (cost $35,488)		$31,072

SHORT-TERM INVESTMENTS (10.2%)(a)
	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11%(e)	13,440,842	$13,440,842

Straight-A Funding, LLC with an effective yield of 0.178%, May 17, 2012	$2,000,000	1,999,540

Straight-A Funding, LLC with an effective yield of 0.178%, May 1, 2012	3,400,000	3,399,490

Total short-term investments (cost $18,839,872)		$18,839,872

TOTAL INVESTMENTS

Total investments (cost $167,615,003)(b)		$198,573,211

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $2,046,758) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s, April 1, 2042	$2,000,000	4/12/12	$2,053,750

Total			$2,053,750

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $185,127,642.
(b)	The aggregate identified cost on a tax basis is $168,995,846, resulting in gross unrealized appreciation and depreciation of $32,065,948 and $2,488,583, respectively, or net unrealized appreciation of $29,577,365.
(NON)	Non-income-producing security.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $4,251 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $11,128,949 and $13,266,475, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $11,569,609 to cover certain derivatives contracts.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$3,277,038	$—	$—
Capital goods	5,750,407	—	—
Communication services	8,464,017	—	—
Conglomerates	4,807,968	—	—
Consumer cyclicals	10,731,524	—	—
Consumer staples	9,071,224	—	—
Energy	12,004,533	—	—
Financials	25,256,183	—	—
Health care	17,860,939	—	—
Technology	9,245,779	—	—
Transportation	628,596	—	—
Utilities and power	4,640,560	—	—
Total common stocks	111,738,768	—	—
Asset-backed securities	—	48,496	—
Convertible preferred stocks	—	2,392,572	—
Corporate bonds and notes	—	28,114,324	—
Foreign government bonds and notes	—	31,072	—
Investment Companies	2,165,484	—	—
Mortgage-backed securities	—	860,738	—
Municipal bonds and notes	—	414,276	—
U.S. Government Agency Obligations	—	168,662	—
U.S. Government and Agency Mortgage Obligations	—	15,918,163	—
U.S. Treasury Obligations	—	17,880,784	—
Short-term investments	13,440,842	5,399,030	—

Totals by level	$127,345,094	$71,228,117	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	$—	$(2,053,750)	$—

Totals by level	$—	$(2,053,750)	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Global Asset Allocation Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (50.6%)(a)
			Shares	Value

Basic materials (2.9%)

Agrium, Inc. (Canada)			123	$10,624

Albemarle Corp.			2,600	166,192

American Vanguard Corp.			2,037	44,183

Andersons, Inc. (The)			57	2,775

ArcelorMittal (France)			458	8,753

Archer Daniels-Midland Co.			340	10,764

Arkema (France)			367	34,199

Assa Abloy AB Class B (Sweden)			4,377	137,480

BASF SE (Germany)			3,377	295,411

BBMG Corp. (China)			13,500	11,352

Bemis Co., Inc.			3,500	113,015

BHP Billiton PLC (United Kingdom)			3,006	91,715

BHP Billiton, Ltd. (Australia)			4,451	159,572

Black Earth Farming, Ltd. SDR (Sweden)(NON)			606	1,191

Cambrex Corp.(NON)			3,771	26,359

Carillion PLC (United Kingdom)			11,252	53,705

CF Industries Holdings, Inc.(S)			1,671	305,208

Chicago Bridge & Iron Co., NV (Netherlands)			3,600	155,484

China Shanshui Cement Group, Ltd. (China)			22,000	17,366

Cliffs Natural Resources, Inc.(S)			3,900	270,114

Compagnie de Saint-Gobain (France)			619	27,644

Cresud S.A.C.I.F. y A. ADR (Argentina)			247	3,043

Cytec Industries, Inc.			1,600	97,264

Domtar Corp. (Canada)			1,398	133,341

First Quantum Minerals, Ltd. (Canada)			380	7,246

First Resources, Ltd. (Singapore)			11,000	16,714

Fletcher Building, Ltd. (New Zealand)			9,581	52,875

Fortescue Metals Group, Ltd. (Australia)			8,232	49,543

Fortune Brands Home & Security, Inc.(NON)			6,100	134,627

Givaudan SA (Switzerland)			41	39,515

Golden Agri-Resources, Ltd. (Singapore)			34,000	21,232

GrainCorp, Ltd. (Australia)			716	6,712

Horsehead Holding Corp.(NON)			2,335	26,596

Incitec Pivot, Ltd. (Australia)			2,057	6,712

Innophos Holdings, Inc.			1,470	73,676

Innospec, Inc.(NON)			1,324	40,223

Intrepid Potash, Inc.(NON)			177	4,306

K&S AG (Germany)			442	23,123

KapStone Paper and Packaging Corp.(NON)			3,552	69,974

Koninklijke DSM NV (Netherlands)			1,640	94,895

Koppers Holdings, Inc.			1,217	46,928

KWS Saat AG (Germany)			13	2,930

L.B. Foster Co. Class A			460	13,115

Landec Corp.(NON)			4,164	27,191

Lanxess AG (Germany)			719	59,434

Linde AG (Germany)			586	105,157

LyondellBasell Industries NV Class A (Netherlands)			7,700	336,105

Minerals Technologies, Inc.			502	32,836

Monsanto Co.			10,851	865,476

Mosaic Co. (The)			131	7,243

Newcrest Mining, Ltd. (Australia)			967	29,729

NewMarket Corp.			128	23,987

Nitto Denko Corp. (Japan)			4,000	161,170

NN, Inc.(NON)			3,048	24,872

Nufarm, Ltd. (Australia)(NON)			1,026	5,101

OM Group, Inc.(NON)(S)			852	23,439

PolyOne Corp.			3,658	52,675

Potash Corp. of Saskatchewan, Inc. (Canada)			366	16,723

PPG Industries, Inc.			3,800	364,040

PT Astra Agro Lestari Tbk (Indonesia)			1,500	3,830

Rio Tinto PLC (United Kingdom)			3,665	202,010

Rio Tinto, Ltd. (Australia)			3,570	241,848

Sealed Air Corp.			6,300	121,653

SLC Agricola SA (Brazil)			272	2,904

Sociedad Quimica y Minera de Chile SA ADR (Chile)			212	12,438

Steel Dynamics, Inc.			6,900	100,326

Syngenta AG (Switzerland)			565	195,343

TPC Group, Inc.(NON)			2,033	89,879

Uralkali (Russia)(NON)			3,776	28,718

Valspar Corp.			2,900	140,041

Vilmorin & Cie (France)			29	3,135

Viterra, Inc. (Canada)			597	9,523

voestalpine AG (Austria)			2,649	89,084

W.R. Grace & Co.(NON)			1,854	107,161

Westlake Chemical Corp.			800	51,832

Wilmar International, Ltd. (Singapore)			2,000	7,796

Xstrata PLC (United Kingdom)			3,615	61,754

Yara International ASA (Norway)			198	9,443

				6,521,592
Capital goods (3.1%)

ABB, Ltd. (Switzerland)			4,969	101,945

AGCO Corp.(NON)(S)			3,598	169,862

Aisin Seiki Co., Ltd. (Japan)			2,800	98,306

American Axle & Manufacturing Holdings, Inc.(NON)(S)			1,556	18,221

Applied Industrial Technologies, Inc.(S)			2,146	88,265

AZZ, Inc.(S)			664	34,289

Canon, Inc. (Japan)			1,200	56,687

Cascade Corp.			1,064	53,328

Chart Industries, Inc.(NON)			1,056	77,436

Chase Corp.			1,228	19,341

Chiyoda Corp. (Japan)			1,000	12,698

CNH Global NV (Netherlands)(NON)			227	9,012

Cummins, Inc.			4,900	588,196

Daelim Industrial Co., Ltd. (South Korea)			194	20,974

Deere & Co.			179	14,481

Dover Corp.			5,338	335,974

DXP Enterprises, Inc.(NON)			1,322	57,494

Embraer SA ADR (Brazil)			900	28,782

Emerson Electric Co.			17,205	897,757

European Aeronautic Defense and Space Co. NV (France)			5,208	213,274

Exelis, Inc.			7,700	96,404

Fluor Corp.(S)			5,202	312,328

Franklin Electric Co., Inc.			879	43,133

Fuji Electric Co., Ltd. (Japan)			28,000	73,747

Generac Holdings, Inc.(NON)			1,080	26,514

Great Lakes Dredge & Dock Corp.			9,787	70,662

Greenbrier Companies, Inc.(NON)			3,117	61,685

Hitachi, Ltd. (Japan)			32,000	205,292

IHI Corp. (Japan)			16,000	40,401

ITT Corp.			3,800	87,172

Kadant, Inc.(NON)			1,437	34,229

Lindsay Corp.			110	7,290

Lockheed Martin Corp.			6,718	603,679

LSB Industries, Inc.(NON)			2,495	97,105

McDermott International, Inc.(NON)			8,600	110,166

Metso Corp. OYJ (Finland)			302	12,909

Mitsubishi Electric Corp. (Japan)			32,000	283,001

MTU Aero Engines Holding AG (Germany)			280	22,552

NACCO Industries, Inc. Class A			389	45,268

Newport Corp.(NON)			931	16,497

Raytheon Co.			9,441	498,296

Rheinmetall AG (Germany)			462	27,355

Schindler Holding AG (Switzerland)			550	66,168

Schneider Electric SA (France)			790	51,617

SembCorp Industries, Ltd. (Singapore)			24,000	100,807

Singapore Technologies Engineering, Ltd. (Singapore)			11,000	28,440

Societe BIC SA (France)			879	88,206

Standard Motor Products, Inc.			1,244	22,069

Standex International Corp.			654	26,938

Staples, Inc.			17,400	281,532

Tetra Tech, Inc.(NON)			789	20,798

Textron, Inc.			8,800	244,904

TriMas Corp.(NON)			3,391	75,924

Valmont Industries, Inc.			653	76,669

Vinci SA (France)			855	44,586

				6,800,665
Communication services (2.3%)

Allot Communications, Ltd. (Israel)(NON)			1,632	37,944

Aruba Networks, Inc.(NON)			1,612	35,915

AT&T, Inc.(S)			18,731	584,969

BCE, Inc. (Canada)			941	37,680

British Sky Broadcasting Group PLC (United Kingdom)			3,160	34,168

BroadSoft, Inc.(NON)			568	21,726

BT Group PLC (United Kingdom)			58,371	211,377

China Mobile, Ltd. (China)			2,000	22,007

Cincinnati Bell, Inc.(NON)			11,885	47,778

Comcast Corp. Class A			39,600	1,188,396

Deutsche Telekom AG (Germany)			5,525	66,517

EchoStar Corp. Class A(NON)			5,937	167,067

France Telecom SA (France)			5,969	88,405

HSN, Inc.			907	34,493

IAC/InterActiveCorp.			4,200	206,178

InterDigital, Inc.			319	11,120

Jupiter Telecommunications Co., Ltd. (Japan)			18	18,028

Kabel Deutschland Holding AG (Germany)(NON)			2,180	134,645

Loral Space & Communications, Inc.(NON)			636	50,626

MetroPCS Communications, Inc.(NON)			5,600	50,512

NeuStar, Inc. Class A(NON)			1,299	48,388

Nippon Telegraph & Telephone (NTT) Corp. (Japan)			3,000	136,100

NTT DoCoMo, Inc. (Japan)			11	18,260

Premiere Global Services, Inc.(NON)			2,179	19,698

Tele2 AB Class B (Sweden)			3,232	65,951

Telecity Group PLC (United Kingdom)(NON)			2,285	26,936

Telefonica SA (Spain)			5,586	91,524

Telenet Group Holding NV (Belgium)			592	24,500

USA Mobility, Inc.			1,764	24,573

Verizon Communications, Inc.			33,421	1,277,685

Vodafone Group PLC (United Kingdom)			92,198	253,945

Ziggio NV (Netherlands)			164	5,116

				5,042,227
Conglomerates (1.3%)

AMETEK, Inc.			5,100	247,401

Danaher Corp.			13,300	744,800

General Electric Co.			35,945	721,416

Marubeni Corp. (Japan)			4,000	28,851

Mitsui & Co., Ltd. (Japan)			7,000	114,764

Siemens AG (Germany)			2,067	208,383

Tyco International, Ltd.			12,769	717,362

				2,782,977
Consumer cyclicals (6.1%)

Advance Auto Parts, Inc.			2,000	177,140

Aeon Co., Ltd. (Japan)			4,800	63,095

Alliance Data Systems Corp.(NON)			2,243	282,528

Ameristar Casinos, Inc.			2,246	41,843

Ascena Retail Group, Inc.(NON)			1,300	57,616

Bayerische Motoren Werke (BMW) AG (Germany)			341	30,667

Bed Bath & Beyond, Inc.(NON)			5,600	368,312

Belo Corp. Class A			10,934	78,397

Best Buy Co., Inc.(S)			8,000	189,440

Big Lots, Inc.(NON)			1,697	73,005

Brunswick Corp.(S)			1,570	40,428

Buckle, Inc. (The)(S)			1,666	79,801

Bunzl PLC (United Kingdom)			4,607	73,984

Cabela's, Inc.(NON)			2,253	85,952

Cato Corp. (The) Class A			639	17,662

CBS Corp. Class B			14,300	484,913

Christian Dior SA (France)			265	40,662

Cia Hering (Brazil)			1,500	38,744

Coach, Inc.			6,055	467,930

Compass Group PLC (United Kingdom)			10,652	111,683

Conn's, Inc.(NON)			2,758	42,335

Constant Contact, Inc.(NON)			1,655	49,302

Daimler AG (Registered Shares) (Germany)			1,651	99,550

Dana Holding Corp.			2,083	32,287

Deluxe Corp.			2,119	49,627

Dillards, Inc. Class A			3,158	199,017

Dolby Laboratories, Inc. Class A(NON)(S)			2,400	91,344

Dongfeng Motor Group Co., Ltd. (China)			6,000	10,832

DSW, Inc. Class A			662	36,258

Dun & Bradstreet Corp. (The)(S)			1,800	152,514

Elders, Ltd. (Australia)(NON)			6,143	1,464

Expedia, Inc.			3,150	105,336

Express, Inc.(NON)			2,465	61,576

Fiat Industrial SpA (Italy)(NON)			7,593	81,014

Fiat SpA (Italy)			10,451	61,441

Finish Line, Inc. (The) Class A(S)			3,405	72,254

Foot Locker, Inc.			9,900	307,395

G-III Apparel Group, Ltd.(NON)(S)			1,916	54,453

GameStop Corp. Class A(S)			4,800	104,832

Gannett Co., Inc.			7,700	118,041

General Motors Co.(NON)			16,100	412,965

Genesco, Inc.(NON)			685	49,080

Global Cash Access, Inc.(NON)			8,377	65,341

Global Payments, Inc.			4,000	189,880

GNC Holdings, Inc. Class A			1,423	49,648

Helen of Troy, Ltd. (Bermuda)(NON)			701	23,841

Hino Motors, Ltd. (Japan)			14,000	101,148

Home Depot, Inc. (The)(S)			24,000	1,207,440

Home Inns & Hotels Management, Inc. ADR (China)(NON)			300	7,653

Indofood Agri Resources, Ltd. (Singapore)(NON)			1,000	1,237

Industria de Diseno Textil (Inditex) SA (Spain)			1,098	105,173

Isuzu Motors, Ltd. (Japan)			13,000	76,175

JB Hi-Fi, Ltd. (Australia)(S)			1,300	14,759

Kingfisher PLC (United Kingdom)			26,601	130,496

Knology, Inc.(NON)			2,104	38,293

La-Z-Boy, Inc.(NON)(S)			3,451	51,627

Leapfrog Enterprises, Inc.(NON)			10,889	91,032

Lear Corp.			3,000	139,470

LG Corp. (South Korea)			366	20,996

LIN TV Corp. Class A(NON)			5,908	23,927

Localiza Rent a Car SA (Brazil)			1,700	31,291

LVMH Moet Hennessy Lois Vuitton SA (France)			426	73,207

Macy's, Inc.			9,500	377,435

Marriott International, Inc. Class A(S)			6,500	246,025

McGraw-Hill Cos., Inc. (The)			6,900	334,443

Media Nusantara Citra Tbk PT (Indonesia)			54,500	11,205

Men's Wearhouse, Inc. (The)			1,284	49,781

Myer Holdings, Ltd. (Australia)			7,153	17,338

Navistar International Corp.(NON)			2,728	110,348

News Corp. Class A			26,100	513,909

Next PLC (United Kingdom)			2,510	119,760

Nintendo Co., Ltd. (Japan)			100	15,042

Nissan Motor Co., Ltd. (Japan)			14,900	158,595

Nu Skin Enterprises, Inc. Class A			974	56,404

O'Reilly Automotive, Inc.(NON)			3,100	283,185

OPAP SA (Greece)			4,662	45,203

Orbitz Worldwide, Inc.(NON)			5,396	16,458

Pearson PLC (United Kingdom)			1,677	31,250

Perry Ellis International, Inc.(NON)(S)			2,303	42,997

PETsMART, Inc.			3,200	183,104

Pier 1 Imports, Inc.(NON)(S)			2,002	36,396

Porsche Automobil Holding SE (Preference) (Germany)			834	49,220

PPR SA (France)			425	73,120

PVH Corp.			361	32,248

R. R. Donnelley & Sons Co.(S)			7,200	89,208

Randstad Holding NV (Netherlands)			595	22,450

Rent-A-Center, Inc.			1,505	56,814

Select Comfort Corp.(NON)			1,485	48,099

Shuffle Master, Inc.(NON)			1,444	25,414

Sinclair Broadcast Group, Inc. Class A			5,780	63,927

Sonic Automotive, Inc. Class A			7,655	137,101

Sony Corp. (Japan)			7,300	150,286

Spectrum Brands Holdings, Inc.(NON)			766	26,779

Standard Parking Corp.(NON)			1,359	27,860

Stella International Holdings, Ltd. (Hong Kong)			10,500	25,474

Suzuki Motor Corp. (Japan)			4,800	114,650

Swire Pacific, Ltd. (Hong Kong)			13,500	151,332

SYKES Enterprises, Inc.(NON)			1,497	23,653

Thor Industries, Inc.			1,104	34,842

TNS, Inc.(NON)			3,695	80,292

Towers Watson & Co. Class A			2,100	138,747

Town Sports International Holdings, Inc.(NON)			2,751	34,745

Trump Entertainment Resorts, Inc.			34	34

TUI Travel PLC (United Kingdom)			15,255	47,898

URS Corp.(NON)			2,900	123,308

Valeo SA (France)			558	29,262

ValueClick, Inc.(NON)			761	15,022

Vertis Holdings, Inc.(F)			115	1

Viacom, Inc. Class B			11,124	527,945

VistaPrint NV(NON)			3,800	146,870

Volkswagen AG (Preference) (Germany)			578	101,640

Volvo AB Class B (Sweden)			1,514	22,061

VOXX International Corp.(NON)			4,259	57,752

Wal-Mart Stores, Inc.			2,897	177,296

Warnaco Group, Inc. (The)(NON)			629	36,734

Whirlpool Corp.			1,011	77,705

WPP PLC (Ireland)			6,742	92,148

Wyndham Worldwide Corp.			4,200	195,342

Wynn Resorts, Ltd.			2,000	249,760

Zale Corp.(NON)			4,064	12,558

				13,407,828
Consumer staples (4.8%)

AFC Enterprises(NON)			5,877	99,674

Ajinomoto Co., Inc. (Japan)			2,000	25,082

Anheuser-Busch InBev NV (Belgium)			2,258	164,970

Associated British Foods PLC (United Kingdom)			1,702	33,213

Avis Budget Group, Inc.(NON)			5,986	84,702

Beacon Roofing Supply, Inc.(NON)(S)			1,688	43,483

BRF - Brasil Foods SA ADR (Brazil)			343	6,863

Brinker International, Inc.(S)			3,844	105,902

British American Tobacco (BAT) PLC (United Kingdom)			2,130	107,336

Bunge, Ltd.			139	9,513

Campbell Soup Co.			6,800	230,180

Career Education Corp.(NON)			1,477	11,905

Chaoda Modern Agriculture Holdings, Ltd. (China)(F)(NON)			10,000	644

Chiquita Brands International, Inc.(NON)			120	1,055

Church & Dwight Co., Inc.			1,500	73,785

Coca-Cola Co. (The)(S)			4,900	362,649

Cola-Cola Amatil, Ltd. (Australia)			1,777	22,954

ConAgra Foods, Inc.			13,300	349,258

Corinthian Colleges, Inc.(NON)			5,961	24,679

Corn Products International, Inc.			143	8,244

Corrections Corporation of America(NON)			4,200	114,702

Costco Wholesale Corp.			9,500	862,600

CVS Caremark Corp.			25,300	1,133,440

Danone (France)			1,170	81,610

Diageo PLC (United Kingdom)			5,622	135,111

DineEquity, Inc.(NON)			351	17,410

Distribuidora Internacional de Alimentacion SA (Spain)(NON)			8,656	42,911

Dollar Thrifty Automotive Group(NON)			315	25,487

Dr. Pepper Snapple Group, Inc.			7,900	317,659

Glanbia PLC (Ireland)			430	3,189

Heineken Holding NV (Netherlands)			1,697	79,441

Herbalife, Ltd.			4,400	302,808

IOI Corp. Bhd (Malaysia)			3,700	6,449

Japan Tobacco, Inc. (Japan)			44	247,723

Jeronimo Martins, SGPS, SA (Portugal)(NON)			2,008	40,908

Kao Corp. (Japan)			3,200	83,972

Kerry Group PLC Class A (Ireland)			4,717	218,300

Koninklijke Ahold NV (Netherlands)			8,521	118,077

Kroger Co. (The)			17,000	411,910

Kuala Lumpur Kepong Bhd (Malaysia)			900	7,227

Lawson, Inc. (Japan)			1,400	88,124

Lincoln Educational Services Corp.			883	6,985

Lorillard, Inc.			3,700	479,076

Maple Leaf Foods, Inc. (Canada)			278	3,314

McDonald's Corp.			1,714	168,143

Molson Coors Brewing Co. Class B			5,700	257,925

Nestle SA (Switzerland)			4,693	295,295

Olam International, Ltd. (Singapore)			8,545	16,042

PepsiCo, Inc.			2,480	164,548

Philip Morris International, Inc.			19,261	1,706,717

Procter & Gamble Co. (The)			8,924	599,782

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)			13,500	4,245

Rakuten, Inc. (Japan)			28	29,329

Red Robin Gourmet Burgers, Inc.(NON)			777	28,897

Robert Half International, Inc.			5,300	160,590

Sally Beauty Holdings, Inc.(NON)			2,147	53,246

Smithfield Foods, Inc.(NON)			156	3,437

Spartan Stores, Inc.(S)			1,240	22,469

Tate & Lyle PLC (United Kingdom)			11,246	126,815

Tesco PLC (United Kingdom)			5,227	27,590

Toyota Tsusho Corp. (Japan)			5,100	103,824

Tyson Foods, Inc. Class A			274	5,247

Unilever PLC (United Kingdom)			857	28,293

USANA Health Sciences, Inc.(NON)			572	21,353

WM Morrison Supermarkets PLC (United Kingdom)			9,307	44,362

Woolworths, Ltd. (Australia)			3,596	96,773

Yamazaki Baking Co., Inc. (Japan)			9,000	128,960

				10,688,406
Energy (4.9%)

Basic Energy Services, Inc.(NON)			2,917	50,610

BG Group PLC (United Kingdom)			5,981	138,525

BP PLC (United Kingdom)			25,059	185,399

Canadian Natural Resources, Ltd. (Canada)			2,100	69,603

Chevron Corp.			17,501	1,876,807

Clayton Williams Energy, Inc.(NON)			461	36,622

Compagnie Generale de Geophysique-Veritas (France)(NON)			4,488	132,821

Compton Petroleum Corp. (Canada)(NON)			2,107	8,363

ConocoPhillips			3,848	292,486

Contango Oil & Gas Co.(NON)			578	34,050

CVR Energy, Inc.(NON)			1,984	53,072

Deepocean Group (Shell) (acquired 6/9/11, cost $19,306) (Norway)(RES)			1,329	22,593

Diamond Offshore Drilling, Inc.			2,100	140,175

Energy Partners, Ltd.(NON)			2,102	34,914

ENI SpA (Italy)			6,342	148,782

Exxon Mobil Corp.			21,404	1,856,369

Gazprom OAO ADR (Russia)(S)			3,800	47,006

Helix Energy Solutions Group, Inc.(NON)			4,084	72,695

Helmerich & Payne, Inc.(S)			2,600	140,270

HollyFrontier Corp.			5,100	163,965

Inpex Corp. (Japan)			13	87,798

Key Energy Services, Inc.(NON)(S)			4,069	62,866

Marathon Oil Corp.			12,400	393,080

Marathon Petroleum Corp.			7,050	305,688

Murphy Oil Corp.			4,100	230,707

National Oilwell Varco, Inc.(S)			6,800	540,396

Newpark Resources, Inc.(NON)			4,079	33,407

Nexen, Inc. (Canada)			1,475	27,047

Occidental Petroleum Corp.			6,995	666,134

Oceaneering International, Inc.			5,600	301,784

Peabody Energy Corp.			6,200	179,552

Petrofac, Ltd. (United Kingdom)			5,960	165,875

Petroleo Brasileiro SA ADR (Brazil)(S)			635	16,866

Repsol YPF SA (Spain)			2,465	61,839

REX American Resources Corp.(NON)			896	27,507

Rosetta Resources, Inc.(NON)			490	23,892

Royal Dutch Shell PLC Class A (United Kingdom)			6,098	212,973

Royal Dutch Shell PLC Class A (United Kingdom)			4,350	152,292

Royal Dutch Shell PLC Class B (United Kingdom)			4,488	157,892

Schlumberger, Ltd.			2,400	167,832

Stallion Oilfield Holdings, Ltd.			143	5,577

Statoil ASA (Norway)			5,622	152,625

Stone Energy Corp.(NON)			3,762	107,556

Superior Energy Services(NON)			4,700	123,892

Swift Energy Co.(NON)(S)			1,824	52,951

Technip SA (France)			565	66,560

Tesoro Corp.(NON)			4,600	123,464

Total SA (France)			3,321	169,373

Tullow Oil PLC (United Kingdom)			2,618	63,943

Unit Corp.(NON)			688	29,419

Vaalco Energy, Inc.(NON)			7,642	72,217

Valero Energy Corp.			17,400	448,398

W&T Offshore, Inc.			1,957	41,254

Western Refining, Inc.			1,658	31,204

WPX Energy, Inc.			6,700	120,667

				10,929,654
Financials (8.1%)

3i Group PLC (United Kingdom)			10,878	37,235

ACE, Ltd.			946	69,247

Agree Realty Corp.(R)			1,196	27,006

AIA Group, Ltd. (Hong Kong)			40,200	147,277

Allianz SE (Germany)			1,300	155,124

Allied World Assurance Co. Holdings AG			2,477	170,096

American Capital Agency Corp.(R)			507	14,977

American Equity Investment Life Holding Co.			3,800	48,526

American Financial Group, Inc.			3,544	136,728

American Safety Insurance Holdings, Ltd.(NON)			1,937	36,512

Amtrust Financial Services, Inc.(S)			679	18,252

Aon PLC (United Kingdom)			10,100	495,506

Apollo Commercial Real Estate Finance, Inc.(R)			2,270	35,526

Arch Capital Group, Ltd.(NON)			5,204	193,797

Arlington Asset Investment Corp. Class A			817	18,137

Ashford Hospitality Trust, Inc.(R)			4,485	40,410

Assurant, Inc.			4,000	162,000

Assured Guaranty, Ltd. (Bermuda)(S)			10,534	174,022

Australia & New Zealand Banking Group, Ltd. (Australia)			9,967	240,144

AvalonBay Communities, Inc.(R)			2,200	310,970

AXA SA (France)			8,568	142,039

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)			1,462	11,635

Banco Latinoamericano de Exportaciones SA Class E (Panama)			2,681	56,596

Banco Santander Central Hispano SA (Spain)			8,462	65,119

Bank of America Corp.			7,304	69,899

Bank of the Ozarks, Inc.			909	28,415

Barclays PLC (United Kingdom)			69,069	259,895

Berkshire Hathaway, Inc. Class B(NON)			4,500	365,175

BM&F Bovespa SA (Brazil)			3,500	21,551

BNP Paribas SA (France)			2,750	130,478

British Land Company PLC (United Kingdom)(R)			4,879	37,451

Cardinal Financial Corp.			2,336	26,397

Cardtronics, Inc.(NON)			1,408	36,960

CBL & Associates Properties, Inc.(R)(S)			3,030	57,328

CBOE Holdings, Inc.			6,400	181,888

CFS Retail Property Trust (Australia)(R)			13,849	25,678

Chimera Investment Corp.(R)			31,600	89,428

China Construction Bank Corp. (China)			112,000	86,536

China Pacific Insurance Group Co., Ltd. (China)			7,000	21,679

CIT Group, Inc.(NON)			2,900	119,596

Citigroup, Inc.			5,079	185,637

Citizens & Northern Corp.			1,505	30,100

City National Corp.			800	41,976

CNO Financial Group, Inc.(NON)			5,239	40,759

Commonwealth Bank of Australia (Australia)			2,589	134,359

DBS Group Holdings, Ltd. (Singapore)			2,000	22,561

Deutsche Bank AG (Germany)			2,760	137,320

Dexus Property Group (Australia)			98,768	89,009

DnB NOR ASA (Norway)			1,721	22,122

Dynex Capital, Inc.(R)			2,847	27,189

E*Trade Financial Corp.(NON)			4,719	51,673

East West Bancorp, Inc.			4,178	96,470

Eaton Vance Corp.(S)			8,200	234,356

Equity Residential Trust(R)			6,400	400,768

Everest Re Group, Ltd.			1,800	166,536

Extra Space Storage, Inc.(R)(S)			1,029	29,625

Fidelity National Financial, Inc. Class A			9,200	165,876

Financial Institutions, Inc.			1,558	25,193

First Financial Bancorp			1,222	21,141

First Industrial Realty Trust(NON)(R)			2,114	26,108

Flushing Financial Corp.			2,725	36,679

FXCM, Inc. Class A			1,970	25,590

Glimcher Realty Trust(R)			2,800	28,616

Hachijuni Bank, Ltd. (The) (Japan)			11,000	64,854

Hang Lung Group, Ltd. (Hong Kong)			11,000	71,180

Hanmi Financial Corp.(NON)			3,082	31,190

Hartford Financial Services Group, Inc. (The)(S)			15,100	318,308

Heartland Financial USA, Inc.			1,046	18,138

Henderson Land Development Co., Ltd. (Hong Kong)			3,000	16,554

HFF, Inc. Class A(NON)			4,937	81,312

Home Bancshares, Inc.			1,158	30,814

Housing Development Finance Corp. (India)			1,090	14,406

HSBC Holdings PLC (London Exchange) (United Kingdom)			27,657	245,429

Hysan Development Co., Ltd. (Hong Kong)			5,000	20,024

Industrial and Commercial Bank of China, Ltd. (China)			33,000	21,290

ING Groep NV GDR (Netherlands)(NON)			9,056	75,451

Insurance Australia Group, Ltd. (Australia)			26,610	93,717

Interactive Brokers Group, Inc. Class A			3,493	59,381

Invesco Mortgage Capital, Inc.(R)			1,148	20,262

Investment AB Kinnevik Class B (Sweden)			4,547	105,775

Israel Corp., Ltd. (The) (Israel)			153	102,998

Itau Unibanco Holding SA ADR (Preference) (Brazil)(S)			1,400	26,866

Jefferies Group, Inc.			12,600	237,384

Jones Lang LaSalle, Inc.			1,288	107,303

JPMorgan Chase & Co.			39,243	1,804,393

Lexington Realty Trust(R)			14,701	132,162

Lloyds Banking Group PLC (United Kingdom)(NON)			128,947	69,311

LSR Group OJSC GDR (Russia)			2,934	17,311

LTC Properties, Inc.(R)			1,681	53,792

Macquarie Group, Ltd. (Australia)			638	19,218

Maiden Holdings, Ltd. (Bermuda)			2,577	23,193

MainSource Financial Group, Inc.			2,315	27,896

MarketAxess Holdings, Inc.			303	11,299

MFA Financial, Inc.(R)			3,826	28,580

Mission West Properties(R)			2,225	21,939

Mitsubishi UFJ Financial Group, Inc. (Japan)			34,800	173,222

Mitsui Fudosan Co., Ltd. (Japan)			4,000	76,501

Morgan Stanley			39,700	779,708

Nasdaq OMX Group, Inc. (The)(NON)			8,500	220,150

National Australia Bank, Ltd. (Australia)			2,625	66,890

National Bank of Canada (Canada)			608	48,380

National Financial Partners Corp.(NON)			1,262	19,107

National Health Investors, Inc.(R)(S)			1,768	86,243

Nelnet, Inc. Class A			1,391	36,041

Newcastle Investment Corp.(R)			6,018	37,793

Northern Trust Corp.			8,500	403,325

Ocwen Financial Corp.(NON)			4,214	65,865

Omega Healthcare Investors, Inc.(R)			1,266	26,915

One Liberty Properties, Inc.(R)			1,569	28,713

ORIX Corp. (Japan)			1,870	178,483

Peoples Bancorp, Inc.			1,437	25,205

Ping An Insurance (Group) Co. of China, Ltd. (China)			1,000	7,559

PNC Financial Services Group, Inc.			6,200	399,838

Popular, Inc. (Puerto Rico)(NON)			12,124	24,854

Portfolio Recovery Associates, Inc.(NON)			308	22,090

Protective Life Corp.			1,204	35,662

Prudential PLC (United Kingdom)			10,705	127,992

PS Business Parks, Inc.(R)			618	40,504

Public Storage(R)			2,900	400,693

Rayonier, Inc.(R)			3,300	145,497

Reinsurance Group of America, Inc. Class A			3,000	178,410

RenaissanceRe Holdings, Ltd.(S)			2,081	157,594

Republic Bancorp, Inc. Class A			552	13,204

Resona Holdings, Inc. (Japan)			11,300	52,015

Sberbank of Russia ADR (Russia)(NON)			6,798	87,286

SCOR (France)			868	23,454

Simon Property Group, Inc.(R)			5,400	786,672

Southside Bancshares, Inc.			1,817	40,156

Sovran Self Storage, Inc.(R)			716	35,678

St. Joe Co. (The)(NON)(S)			5,600	106,456

Standard Chartered PLC (United Kingdom)			4,987	124,437

Starwood Property Trust, Inc.(R)			893	18,771

Stockland (Units) (Australia)(R)			20,399	62,123

Suncorp Group, Ltd. (Australia)			8,691	75,622

Svenska Handelsbanken AB Class A (Sweden)(NON)			2,708	86,326

Swedbank AB Class A (Sweden)(S)			5,378	83,566

Swiss Life Holding AG (Switzerland)			918	109,220

Swiss Re AG (Switzerland)			669	42,725

SWS Group, Inc.			4,028	23,040

Symetra Financial Corp.			2,551	29,413

TD Ameritrade Holding Corp.			13,600	268,464

Turkiye Vakiflar Bankasi Tao (Turkey)			8,948	16,969

UniCredito Italiano SpA (Italy)			12,238	61,305

Universal Health Realty Income Trust(R)			392	15,535

Urstadt Biddle Properties, Inc. Class A(R)(S)			1,253	24,734

Virginia Commerce Bancorp, Inc.(NON)			3,751	32,934

W.R. Berkley Corp.			4,700	169,764

Walker & Dunlop, Inc.(NON)			1,221	15,385

Washington Banking Co.			1,805	24,927

Wells Fargo & Co.			35,385	1,208,044

Westpac Banking Corp. (Australia)			3,229	73,217

Wheelock and Co., Ltd. (Hong Kong)			12,000	36,160

				17,937,464
Health care (5.7%)

Abbott Laboratories			1,600	98,064

ABIOMED, Inc.(NON)(S)			1,819	40,364

Aetna, Inc.			8,222	412,416

Affymax, Inc.(NON)			2,217	26,028

Alfresa Holdings Corp. (Japan)			900	42,787

Amarin Corp. PLC ADR (Ireland)(NON)			770	8,716

Amedisys, Inc.(NON)			374	5,408

AmerisourceBergen Corp.			6,300	249,984

AmSurg Corp.(NON)			1,064	29,771

Assisted Living Concepts, Inc. Class A			49	820

Astellas Pharma, Inc. (Japan)			2,700	110,910

AstraZeneca PLC (United Kingdom)			2,820	125,349

athenahealth, Inc.(NON)			366	27,128

AVEO Pharmaceuticals, Inc.(NON)			1,076	13,353

Bayer AG (Germany)			512	36,014

Biosensors International Group, Ltd. (Singapore)(NON)			26,000	31,128

Biotest AG (Preference) (Germany)			447	26,619

C.R. Bard, Inc.			2,100	207,312

Centene Corp.(NON)			1,000	48,970

Charles River Laboratories International, Inc.(NON)			736	26,562

Coloplast A/S Class B (Denmark)			401	69,427

Computer Programs & Systems, Inc.			395	22,325

CONMED Corp.(NON)			2,141	63,952

Cubist Pharmaceuticals, Inc.(NON)			1,075	46,494

Elan Corp. PLC ADR (Ireland)(NON)(S)			3,444	51,694

Eli Lilly & Co.			19,363	779,748

Endo Pharmaceuticals Holdings, Inc.(NON)			5,671	219,638

Epocrates, Inc.(NON)			1,503	12,896

Forest Laboratories, Inc.(NON)(S)			15,925	552,438

Fresenius SE (Germany)			832	85,320

Gentiva Health Services, Inc.(NON)			746	6,520

Gilead Sciences, Inc.(NON)			15,300	747,405

GlaxoSmithKline PLC (United Kingdom)			10,780	240,793

Greatbatch, Inc.(NON)			2,633	64,561

Grifols SA ADR (Spain)(NON)			9,736	75,065

HCA Holdings, Inc.			3,500	86,590

Health Management Associates, Inc. Class A(NON)			9,100	61,152

HealthSouth Corp.(NON)			3,059	62,648

Hi-Tech Pharmacal Co., Inc.(NON)(S)			1,157	41,571

Humana, Inc.			3,700	342,176

InterMune, Inc.(NON)			1,502	22,034

Jazz Pharmaceuticals PLC (Ireland)(NON)			3,805	184,428

Johnson & Johnson			8,610	567,916

Kensey Nash Corp.			774	22,647

Kindred Healthcare, Inc.(NON)			3,067	26,499

Lincare Holdings, Inc.			892	23,085

Magellan Health Services, Inc.(NON)			666	32,507

MAP Pharmaceuticals, Inc.(NON)			584	8,386

McKesson Corp.			5,300	465,181

Medicines Co. (The)(NON)			4,283	85,960

Medicis Pharmaceutical Corp. Class A(S)			1,559	58,603

MELA Sciences, Inc.(NON)(S)			5,011	22,399

Merck & Co., Inc.			6,418	246,451

Metropolitan Health Networks, Inc.(NON)			4,016	37,630

Mitsubishi Tanabe Pharma (Japan)			900	12,624

Molina Healthcare, Inc.(NON)(S)			2,749	92,449

Novartis AG (Switzerland)			4,590	254,034

Novo Nordisk A/S Class B (Denmark)			785	108,686

Obagi Medical Products, Inc.(NON)			5,370	71,958

Omnicare, Inc.			3,400	120,938

Onyx Pharmaceuticals, Inc.(NON)			476	17,936

OraSure Technologies, Inc.(NON)			11,226	128,987

Orion Oyj Class B (Finland)			2,238	44,235

Otsuka Holdings Company, Ltd. (Japan)			4,100	121,360

Par Pharmaceutical Cos., Inc.(NON)(S)			3,286	127,267

PDL BioPharma, Inc.			5,798	36,817

Pernix Therapeutics Holdings(NON)			1,885	16,965

Pfizer, Inc.			67,623	1,532,337

Quality Systems, Inc.			1,280	55,974

Questcor Pharmaceuticals, Inc.(NON)			540	20,315

ResMed, Inc.(NON)(S)			4,300	132,913

Roche Holding AG (Switzerland)			1,052	183,083

RTI Biologics, Inc.(NON)			5,592	20,690

Salix Pharmaceuticals, Ltd.(NON)			666	34,965

Sanofi (France)			4,776	370,911

Spectrum Pharmaceuticals, Inc.(NON)(S)			2,091	26,409

STAAR Surgical Co.(NON)			4,212	45,616

Sun Healthcare Group, Inc.(NON)			5,999	41,033

Suzuken Co., Ltd. (Japan)			1,900	58,582

Synergetics USA, Inc.(NON)			3,432	22,308

Synthes, Inc. (Switzerland)			481	83,444

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			2,163	97,465

Triple-S Management Corp. Class B (Puerto Rico)(NON)			1,837	42,435

United Therapeutics Corp.(NON)(S)			3,605	169,904

UnitedHealth Group, Inc.			18,621	1,097,522

ViroPharma, Inc.(NON)			4,433	133,300

Warner Chilcott PLC Class A (Ireland)(NON)			9,900	166,419

WellCare Health Plans, Inc.(NON)			1,557	111,917

Zoll Medical Corp.(NON)			239	22,139

				12,627,779
Technology (9.3%)

Acacia Research - Acacia Technologies (Tracking Stock)(NON)			415	17,322

Actuate Corp.(NON)			12,398	77,859

Acxiom Corp.(NON)			2,075	30,461

Advanced Micro Devices, Inc.(NON)(S)			2,900	23,258

Agilent Technologies, Inc.(NON)			8,800	391,688

Amadeus IT Holding SA Class A (Spain)			1,427	26,930

Anixter International, Inc.(NON)			438	31,768

AOL, Inc.(NON)			8,500	161,245

Apple, Inc.(NON)(S)			10,972	6,577,385

Applied Materials, Inc.			21,800	271,192

ASML Holding NV (Netherlands)			1,455	72,731

Aspen Technology, Inc.(NON)			1,357	27,859

Asustek Computer, Inc. (Taiwan)			1,660	15,664

Baidu, Inc. ADR (China)(NON)			545	79,445

BMC Software, Inc.(NON)			6,500	261,040

Broadcom Corp. Class A(NON)			8,500	334,050

Brocade Communications Systems, Inc.(NON)			18,900	108,675

CA, Inc.(S)			11,492	316,720

CACI International, Inc. Class A(NON)(S)			818	50,953

Cadence Design Systems, Inc.(NON)(S)			15,600	184,704

Cavium, Inc.(NON)			635	19,647

Cirrus Logic, Inc.(NON)(S)			1,276	30,369

Cisco Systems, Inc.			43,500	920,025

Coherent, Inc.(NON)			476	27,765

Computershare, Ltd. (Australia)			2,984	27,819

Concur Technologies, Inc.(NON)			498	28,575

Dell, Inc.(NON)			23,127	383,908

Educomp Solutions, Ltd. (India)			3,122	11,830

EnerSys(NON)(S)			1,721	59,633

Entegris, Inc.(NON)			5,404	50,473

Entropic Communications, Inc.(NON)(S)			5,970	34,805

Fair Isaac Corp.			2,289	100,487

FEI Co.(NON)(S)			1,862	91,443

Fujitsu, Ltd. (Japan)			32,000	168,563

Gemalto NV (Netherlands)			577	38,085

Google, Inc. Class A(NON)			2,684	1,721,088

GT Advanced Technologies, Inc.(NON)			885	7,319

Hollysys Automation Technologies, Ltd. (China)(NON)(S)			3,000	31,800

Hon Hai Precision Industry Co., Ltd. (Taiwan)			11,600	45,002

SK Hynix, Inc. (South Korea)			1,090	28,139

IBM Corp.(S)			4,472	933,083

Infineon Technologies AG (Germany)			9,249	94,563

InnerWorkings, Inc.(NON)			1,958	22,811

Integrated Silicon Solutions, Inc.(NON)			2,130	23,771

Intel Corp.			13,953	392,219

Ixia(NON)(S)			1,518	18,960

JDA Software Group, Inc.(NON)			1,894	52,047

KLA-Tencor Corp.			3,700	201,354

Konami Corp. (Japan)			2,600	73,693

Kulicke & Soffa Industries, Inc.(NON)			4,826	59,987

L-3 Communications Holdings, Inc.(S)			3,300	233,541

Lam Research Corp.(NON)(S)			3,400	151,708

Lexmark International, Inc. Class A			671	22,304

LivePerson, Inc.(NON)(S)			1,340	22,472

Manhattan Associates, Inc.(NON)			621	29,516

Microsoft Corp.			65,311	2,106,280

Monotype Imaging Holdings, Inc.(NON)			1,421	21,173

MTS Systems Corp.			712	37,800

Nanometrics, Inc.(NON)			1,141	21,120

Netscout Systems, Inc.(NON)			2,254	45,846

Nova Measuring Instruments, Ltd. (Israel)(NON)			3,437	30,796

NTT Data Corp. (Japan)			11	38,660

NVIDIA Corp.(NON)			12,400	190,836

Omnivision Technologies, Inc.(NON)(S)			1,178	23,560

Oracle Corp.			7,582	221,091

Parametric Technology Corp.(NON)			1,222	34,143

Perfect World Co., Ltd. ADR (China)(NON)(S)			600	9,708

Photronics, Inc.(NON)(S)			3,817	25,383

Polycom, Inc.(NON)			5,600	106,792

QLogic Corp.(NON)			16,920	300,499

Qualcomm, Inc.			3,339	227,119

RealPage, Inc.(NON)			1,664	31,899

RF Micro Devices, Inc.(NON)(S)			3,114	15,508

Rudolph Technologies, Inc.(NON)			3,072	34,130

Samsung Electronics Co., Ltd. (South Korea)			46	51,763

SanDisk Corp.(NON)			300	14,877

SAP AG (Germany)			1,298	90,643

Skyworks Solutions, Inc.(NON)			3,001	82,978

Softbank Corp. (Japan)			4,200	124,168

SolarWinds, Inc.(NON)			505	19,518

Spreadtrum Communications, Inc. ADR (China)(S)			1,000	16,500

STEC, Inc.(NON)			2,349	22,175

Symantec Corp.(NON)			20,200	377,740

Synchronoss Technologies, Inc.(NON)(S)			578	18,450

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)			4,000	11,506

Tech Data Corp.(NON)(S)			2,470	134,022

Telefonaktiebolaget LM Ericsson Class B (Sweden)			2,908	30,131

Tencent Holdings, Ltd. (China)			1,500	41,839

Teradyne, Inc.(NON)			8,576	144,849

Texas Instruments, Inc.			700	23,527

TIBCO Software, Inc.(NON)			1,972	60,146

TTM Technologies, Inc.(NON)			4,292	49,315

Tyler Technologies, Inc.(NON)			550	21,126

Ultimate Software Group, Inc.(NON)			390	28,579

Unisys Corp.(NON)			490	9,663

VASCO Data Security International, Inc.(NON)			5,478	59,108

Vishay Intertechnology, Inc.(NON)			7,700	93,632

Websense, Inc.(NON)			1,319	27,818

Western Digital Corp.(NON)			4,900	202,811

Xyratex, Ltd. (United Kingdom)			1,715	27,286

				20,526,266
Transportation (0.5%)

AirAsia Bhd (Malaysia)			15,700	17,681

Central Japan Railway Co. (Japan)			24	197,753

ComfortDelgro Corp., Ltd. (Singapore)			49,000	60,809

Delta Air Lines, Inc.(NON)			26,700	264,597

Deutsche Post AG (Germany)			1,928	37,118

International Consolidated Airlines Group SA (United Kingdom)(NON)			14,335	41,277

Swift Transportation Co.(NON)			5,625	64,913

United Continental Holdings, Inc.(NON)			10,600	227,900

Wabtec Corp.			1,800	135,666

Yangzijiang Shipbuilding Holdings, Ltd. (China)			154,000	162,937

				1,210,651
Utilities and power (1.6%)

AES Corp. (The)(NON)			20,961	273,960

Ameren Corp.			8,100	263,898

CenterPoint Energy, Inc.			13,800	272,136

Centrica PLC (United Kingdom)			30,205	152,862

Chubu Electric Power, Inc. (Japan)			1,500	27,075

CMS Energy Corp.(S)			8,900	195,800

DTE Energy Co.			5,400	297,162

Electric Power Development Co. (Japan)			1,300	35,245

Enel SpA (Italy)			18,889	68,321

Energias de Portugal (EDP) SA (Portugal)			7,986	23,230

Entergy Corp.(S)			5,400	362,880

GDF Suez (France)			3,817	98,607

International Power PLC (United Kingdom)			3,088	20,004

National Grid PLC (United Kingdom)			12,860	129,691

NRG Energy, Inc.(NON)			9,200	144,164

Origin Energy, Ltd. (Australia)			3,506	48,483

PG&E Corp.			11,300	490,533

Red Electrica Corp. SA (Spain)			2,008	98,258

RWE AG (Germany)			1,019	48,660

TECO Energy, Inc.(S)			8,100	142,155

Toho Gas Co., Ltd. (Japan)			8,000	47,167

Tokyo Gas Co., Ltd. (Japan)			15,000	70,678

Westar Energy, Inc.			4,502	125,741

				3,436,710

Total common stocks (cost $97,731,146)				$111,912,219

CORPORATE BONDS AND NOTES (16.6%)(a)
			Principal amount	Value

Basic materials (1.1%)

AbitibiBowater, Inc. 144A company guaranty sr. notes 10 1/4s, 2018 (Canada)			$10,000	$11,475

Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013			30,000	30,663

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019			20,000	25,253

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021			15,000	16,259

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)			110,000	132,152

Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017			20,000	19,450

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018			65,000	68,088

Celanese US Holdings, LLC company guaranty sr. unsec. notes 6 5/8s, 2018 (Germany)			20,000	21,300

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)			50,000	52,750

Compass Minerals International, Inc. company guaranty sr. unsec. notes 8s, 2019			45,000	48,825

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041			20,000	20,653

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019			50,000	65,526

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021			95,000	102,072

Ferro Corp. sr. unsec. notes 7 7/8s, 2018			60,000	61,200

FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr. unsec notes 6 3/8s, 2016 (Australia)			25,000	24,938

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)			35,000	36,750

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015 (Australia)			15,000	15,563

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s, 2018 (Australia)			55,000	54,526

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6 7/8s, 2022 (Australia)			25,000	24,861

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC 144A company guaranty sr. notes 6 5/8s, 2020			15,000	15,338

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020			10,000	9,300

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018			35,000	36,225

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes FRN 5.003s, 2014			15,000	13,725

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021			25,000	28,063

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020			45,000	50,288

International Paper Co. sr. unsec. notes 7.95s, 2018			175,000	219,901

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019			45,000	46,913

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019			50,000	67,753

Lyondell Chemical Co. company guaranty notes 11s, 2018			52,405	57,908

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019 (Netherlands)			200,000	200,000

Momentive Performance Materials, Inc. notes 9s, 2021			45,000	39,375

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)			10,000	10,100

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			35,000	38,325

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015			45,000	45,000

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014 (In default)(F)(NON)			55,000	—

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013			20,000	20,112

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)			62,000	83,770

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022			37,000	36,946

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019			38,000	38,171

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015 (Ireland)			40,000	40,200

Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)			5,000	4,950

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017			45,000	51,019

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			50,000	58,375

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016			45,000	46,463

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020			35,000	36,400

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)			45,000	51,530

Thompson Creek Metals Co., Inc. company guaranty sr. unsec. notes 7 3/8s, 2018			5,000	4,650

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017			40,000	41,900

Tube City IMS Corp. company guaranty sr. unsec. sub. notes 9 3/4s, 2015			55,000	56,513

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes 8 3/4s, 2019			30,000	16,500

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes FRN Ser. B, 4.297s, 2014			5,000	4,300

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)			5,000	5,143

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)			35,000	39,317

				2,346,777
Capital goods (0.7%)

Allied Waste North America, Inc. company guaranty sr. unsec. notes 6 7/8s, 2017			100,000	104,375

Allison Transmission 144A company guaranty 11s, 2015			16,000	16,880

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016			70,000	75,250

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			45,000	48,150

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 5 1/4s, 2014			25,000	25,688

American Axle & Manufacturing, Inc. 144A company guaranty sr. notes 9 1/4s, 2017			12,000	13,410

Ball Corp. company guaranty sr. unsec. notes 5s, 2022			10,000	10,025

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020			10,000	10,875

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022			30,000	30,150

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018			25,000	26,500

Berry Plastics Corp. Company guaranty unsub. notes 9 3/4s, 2021			15,000	16,388

Berry Plastics Holding Corp. company guaranty sr. unsec. sub. notes 10 1/4s, 2016			20,000	20,700

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019			40,000	46,126

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)			30,000	33,413

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)			25,000	24,313

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020			35,000	36,050

Exide Technologies sr. notes 8 5/8s, 2018			35,000	29,313

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012			65,000	66,555

Kratos Defense & Security Solutions, Inc. company guaranty sr. notes 10s, 2017			85,000	92,013

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)			159,000	203,105

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015			15,000	15,825

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016			65,000	64,675

Polypore International, Inc. company guaranty sr. unsec. notes 7 1/2s, 2017			40,000	42,200

Raytheon Co. sr. unsec. notes 4 7/8s, 2040			20,000	21,144

Ryerson Holding Corp. sr. disc. notes zero %, 2015			15,000	6,975

Ryerson, Inc. company guaranty sr. notes 12s, 2015			89,000	91,225

Silgan Holdings, Inc. 144A sr. notes 5s, 2020			10,000	9,950

Staples, Inc. sr. unsec. notes 9 3/4s, 2014			70,000	79,535

Tenneco, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2018			20,000	21,600

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020			35,000	37,625

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016			15,000	17,063

Terex Corp. sr. unsec. sub. notes 8s, 2017			45,000	46,575

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017			65,000	66,625

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017			25,000	25,625

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017			34,000	37,400

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018			55,000	59,538

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017			107,000	127,950

				1,700,809
Communication services (1.9%)

Adelphia Communications Corp. escrow bonds zero %, 2012			55,000	275

American Tower REIT, Inc. sr. unsec. notes 7s, 2017(R)			75,000	87,389

AT&T, Inc. company guaranty sr. unsec. unsub. notes 5.35s, 2040			10,000	10,633

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018			45,000	53,016

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038			30,000	35,259

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030			112,000	143,612

Bresnan Broadband Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2018			30,000	31,200

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017			100,000	108,875

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020			15,000	15,863

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2018			30,000	32,400

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021			30,000	30,900

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020			25,000	27,188

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022			25,000	25,938

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019			30,000	31,725

CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012			105,000	107,415

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. notes 8 5/8s, 2017			85,000	91,269

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015			20,000	20,200

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 3/4s, 2018			50,000	46,875

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			70,000	68,950

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037			131,000	165,856

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040			40,000	44,239

Cox Communications, Inc. 144A notes 5 7/8s, 2016			27,000	30,971

Cricket Communications, Inc. company guaranty sr. unsec. notes 7 3/4s, 2020			50,000	49,125

Cricket Communications, Inc. company guaranty sr. unsec. unsub. notes 10s, 2015			110,000	115,775

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019			15,000	16,388

Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020			15,000	15,434

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021			25,000	26,031

Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Germany)			73,000	100,336

Equinix, Inc. sr. unsec. notes 7s, 2021			25,000	27,438

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)			46,000	47,888

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020			70,000	73,675

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017			30,000	32,250

Hughes Satellite Systems Corp. company guaranty sr. sec. notes 6 1/2s, 2019			45,000	47,025

Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021			50,000	53,625

Intelsat Jackson Holding Co. company guaranty sr. unsec. notes 11 1/4s, 2016 (Bermuda)			55,000	57,888

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)			50,000	52,563

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			86,562	90,024

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s, 2017 (Luxembourg)			205,000	213,200

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			35,000	36,050

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)			30,000	38,518

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 9 3/8s, 2019			30,000	32,775

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 8 1/8s, 2019			10,000	10,325

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes FRN 8 5/8s, 2020			35,000	36,750

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes 9 1/8s, 2019			35,000	38,019

Mediacom, LLC/Mediacom Capital Corp. 144A sr. unsec. notes 7 1/4s, 2022			20,000	20,200

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			70,000	73,500

Nextel Communications, Inc. company guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015			10,000	9,650

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016			75,000	84,938

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021			50,000	49,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017			45,000	48,825

PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			40,000	45,200

Qwest Communications International, Inc. company guaranty 7 1/2s, 2014			15,000	15,075

Qwest Corp. notes 6 3/4s, 2021			131,000	144,693

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025			25,000	26,750

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)			93,000	102,428

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8 1/4s, 2019			3,000	3,308

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8s, 2016			49,000	52,675

Sprint Capital Corp. company guaranty 6 7/8s, 2028			190,000	145,350

Sprint Nextel Corp. sr. notes 8 3/8s, 2017			55,000	53,075

Sprint Nextel Corp. sr. unsec. notes 6s, 2016			55,000	49,088

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018			55,000	60,363

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017			35,000	34,825

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 8 1/4s, 2014			120,000	135,668

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039			25,000	29,808

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018			90,000	122,089

Verizon New Jersey, Inc. debs. 8s, 2022			45,000	57,861

Verizon Pennsylvania, Inc. debs. 8.35s, 2030			50,000	62,484

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)			40,000	39,600

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017 (Luxembourg)			100,000	98,500

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			15,000	16,050

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2013			5,000	5,325

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017			65,000	71,663

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021			30,000	32,100

				4,111,241
Consumer cyclicals (2.7%)

Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019			5,000	5,125

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes 11 5/8s, 2015			40,000	36,200

Affinion Group, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			50,000	45,500

Affinion Group, Inc. company guaranty sr. unsec. sub. notes 11 1/2s, 2015			45,000	42,413

AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020			65,000	61,263

American Casino & Entertainment Properties LLC sr. notes 11s, 2014			53,000	56,180

American Media, Inc. 144A notes 13 1/2s, 2018			3,167	2,391

AmeriGas Finance, LLC/AmeriGas Finance Corp. company guaranty sr. unsec notes 7s, 2022			30,000	30,600

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016(PIK)			15,000	15,375

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			15,000	16,163

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			15,000	15,225

Beazer Homes USA, Inc. company guaranty sr. unsec. notes 6 7/8s, 2015			20,000	18,750

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub. notes 9 1/8s, 2018			25,000	21,750

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019			15,000	12,900

Beazer Homes USA, Inc. sr. unsec. notes company guaranty 8 1/8s, 2016			5,000	4,650

Bon-Ton Department Stores, Inc. (The) company guaranty 10 1/4s, 2014			65,000	56,713

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018			10,000	9,625

Building Materials Corp. 144A company guaranty sr. notes 7 1/2s, 2020			40,000	43,100

Building Materials Corp. 144A sr. notes 7s, 2020			15,000	15,938

Building Materials Corp. 144A sr. notes 6 7/8s, 2018			20,000	21,025

Building Materials Corp. 144A sr. notes 6 3/4s, 2021			15,000	15,919

Burlington Coat Factory Warehouse Corp. company guaranty sr. unsec notes 10s, 2019			35,000	36,400

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2018			40,000	30,900

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017			225,000	245,250

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A sr. sub. notes 8 1/2s, 2020			30,000	30,525

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021			70,000	75,495

CCM Merger, Inc. 144A company guaranty sr. unsec notes 9 1/8s, 2019			30,000	30,375

Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018			5,000	5,613

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018			35,000	33,250

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5.7s, 2020			55,000	57,659

Cinemark USA, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019			25,000	27,750

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021			5,000	5,363

CityCenter Holdings LLC/CityCenter Finance Corp. company guaranty 10 3/4s, 2017(PIK)			66,976	74,176

Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021			45,000	40,500

Clear Channel Communications, Inc. company guaranty unsec. unsub. notes 10 3/4s, 2016			15,000	11,325

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014			40,000	35,400

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017			90,000	98,663

Clear Channel Worldwide Holdings, Inc. 144A company guaranty sr. sub. notes 7 5/8s, 2020			30,000	29,400

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015			30,000	31,500

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019			50,000	47,250

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 7 5/8s, 2016			25,000	26,188

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 5s, 2021			40,000	43,352

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2019			40,000	45,737

DISH DBS Corp. company guaranty 6 5/8s, 2014			5,000	5,450

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			85,000	97,750

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021			40,000	43,100

Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019			40,000	43,100

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020			90,000	92,691

FelCor Lodging LP company guaranty sr. notes 10s, 2014(R)			61,000	69,540

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019(R)			60,000	60,600

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020			100,000	121,375

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015			50,000	52,000

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020			35,000	35,963

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016			65,000	75,010

Interactive Data Corp. company guaranty sr. unsec. notes 10 1/4s, 2018			85,000	96,050

Isle of Capri Casinos, Inc. company guaranty 7s, 2014			51,000	50,745

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			35,000	35,350

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017			40,000	44,900

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041			10,000	11,208

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018			15,000	16,406

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022			15,000	15,263

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016			163,000	170,335

Liberty Interactive, LLC debs. 8 1/4s, 2030			50,000	50,500

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021			40,000	43,400

Limited Brands, Inc. sr. notes 5 5/8s, 2022			15,000	15,150

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			70,000	70,000

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5.9s, 2016			45,000	51,625

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042			45,000	44,046

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 3 7/8s, 2022			20,000	20,092

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019			135,000	132,942

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015 (In default)(NON)			40,000	2,800

Masonite International Corp., 144A company guaranty sr. notes 8 1/4s, 2021 (Canada)			60,000	62,400

MGM Resorts International company guaranty sr. notes 9s, 2020			5,000	5,563

MGM Resorts International company guaranty sr. unsec. notes 6 7/8s, 2016			15,000	15,150

MGM Resorts International company guaranty sr. unsec. notes 6 5/8s, 2015			20,000	20,550

MGM Resorts International company guaranty sr. unsec. unsub. notes 7 3/4s, 2022			20,000	20,350

MGM Resorts International sr. notes 10 3/8s, 2014			5,000	5,669

MGM Resorts International sr. notes 6 3/4s, 2012			95,000	96,603

MGM Resorts International 144A company guaranty sr. unsec. notes 8 5/8s, 2019			20,000	21,450

Michaels Stores, Inc. company guaranty 11 3/8s, 2016			30,000	31,877

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			105,525	104,470

Navistar International Corp. sr. notes 8 1/4s, 2021			84,000	91,140

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019			35,000	35,175

News America Holdings, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024			50,000	57,830

News America Holdings, Inc. debs. 7 3/4s, 2045			85,000	99,529

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 7 3/4s, 2018			35,000	38,588

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018			50,000	53,000

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021			15,000	14,850

Owens Corning company guaranty sr. unsec. notes 9s, 2019			110,000	135,575

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019			25,000	28,063

Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 7 3/4s, 2016			65,000	67,682

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			25,000	27,469

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016			35,000	35,569

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes 8 5/8s, 2017			5,000	5,450

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			50,000	52,500

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032			30,000	27,825

QVC Inc. 144A sr. notes 7 3/8s, 2020			25,000	27,500

Realogy Corp. company guaranty sr. unsec. unsub. notes 11 1/2s, 2017			60,000	56,550

Realogy Corp. 144A company guaranty sr. notes 9s, 2020			10,000	10,250

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019			15,000	15,000

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020			10,000	10,450

Regal Entertainment Group company guaranty sr. unsec. notes 9 1/8s, 2018			60,000	65,700

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018			50,000	55,750

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A sr. notes 8 5/8s, 2017			50,000	53,125

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			45,000	42,300

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			15,000	13,838

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			55,000	49,913

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. notes 6 5/8s, 2020			40,000	42,100

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014			15,000	14,700

Sealy Mattress Co. 144A company guaranty sr. sec. notes 10 7/8s, 2016			20,000	21,700

Sears Holdings Corp. company guaranty 6 5/8s, 2018			20,000	17,775

Spectrum Brands Holdings, Inc. Company guaranty sr. notes 9 1/2s, 2018			25,000	28,188

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes 9 1/2s, 2018			20,000	22,550

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020			35,000	35,350

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016			15,000	15,863

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023			5,000	6,651

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021			65,000	71,015

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015			10,000	10,590

Time Warner, Inc. debs. 9.15s, 2023			40,000	54,479

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022			115,000	116,750

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes 7 3/8s, 2016			10,000	10,250

Toys R Us Property Co., LLC company guaranty sr. unsec. notes 10 3/4s, 2017			90,000	98,550

TransUnion Holding Co., Inc. 144A sr. notes 9 5/8s, 2018(PIK)			10,000	10,500

Travelport, LLC company guaranty sr. unsec. sub. notes 11 7/8s, 2016			10,000	3,200

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014			25,000	15,813

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016			30,000	18,113

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2014		EUR	50,000	68,453

Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021			$40,000	39,600

UR Financing Escrow Corp. 144A company guaranty notes 5 3/4s, 2018			10,000	10,238

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022			15,000	15,413

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037			142,000	186,950

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040			10,000	11,069

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021			30,000	29,735

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041			10,000	10,097

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company guaranty 1st mtge. notes 7 3/4s, 2020			25,000	27,469

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes 13s, 2013			75,000	84,844

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018			50,000	54,000

Yankee Candle Co. company guaranty sr. notes Ser. B, 8 1/2s, 2015			2,000	2,050

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s, 2016(PIK)			30,000	30,563

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016			82,000	87,945

				6,003,533
Consumer staples (1.4%)

ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015			30,000	32,738

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018			50,000	67,941

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019			5,000	6,724

Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020			60,000	70,512

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 3/4s, 2020			15,000	16,350

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 5/8s, 2018			10,000	10,850

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 7 3/4s, 2016			30,000	30,825

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec. unsub. notes 8 1/4s, 2019			10,000	10,425

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019			4,000	4,886

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes 4.1s, 2016			41,000	42,777

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			30,000	33,600

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016(PIK)			27,899	28,736

Claire's Stores, Inc. company guaranty sr. notes 8 7/8s, 2019			30,000	26,400

Claire's Stores, Inc. 144A company guaranty sr. unsec. notes 9 5/8s, 2015			33,413	28,568

Claire's Stores, Inc. 144A sr. notes 9s, 2019			35,000	36,181

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			60,000	67,950

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017			95,000	103,075

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037			70,000	79,233

Dave & Buster's, Inc. company guaranty sr. unsec. unsub. notes 11s, 2018			50,000	53,500

Dean Foods Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2018			10,000	11,063

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016			50,000	51,375

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019			15,000	14,888

Delhaize Group company guaranty sr. unsec. bond 5 7/8s, 2014 (Belgium)			50,000	53,736

Diageo Capital PLC company guaranty 5 3/4s, 2017 (United Kingdom)			55,000	66,102

Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022 (Canada)			40,000	54,010

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			45,000	49,275

Dole Food Co. sr. notes 13 7/8s, 2014			13,000	14,869

Dole Food Co. 144A sr. notes 8s, 2016			35,000	36,750

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021			40,000	43,400

General Mills, Inc. sr. unsec. notes 5.65s, 2019			25,000	29,647

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013			76,000	80,498

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018			15,000	15,919

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015 (Netherlands)		EUR	50,000	72,068

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec. notes 11 5/8s, 2014			$55,000	64,075

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020			15,000	15,413

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021			30,000	29,100

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017			4,000	4,825

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040			70,000	85,609

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017			27,000	32,552

Landry's Acquisition Co. 144A company guaranty notes 11 5/8s, 2015			10,000	11,138

Landry's Restaurant, Inc. company guaranty sr. notes 11 5/8s, 2015			35,000	38,981

Libbey Glass, Inc. sr. notes 10s, 2015			18,000	19,238

McDonald's Corp. sr. unsec. bond 6.3s, 2037			51,000	67,905

McDonald's Corp. sr. unsec. notes 5.7s, 2039			59,000	73,788

Michael Foods, Inc. company guaranty sr. unsec notes 9 3/4s, 2018			20,000	21,975

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018			58,000	77,957

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp. company guaranty sr. unsec. notes 9 1/4s, 2015			75,000	77,063

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022			15,000	15,713

Prestige Brands, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			50,000	54,625

Revlon Consumer Products Corp. company guaranty notes 9 3/4s, 2015			90,000	96,750

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017			40,000	40,800

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017			123,000	123,308

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020			15,000	17,269

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020			35,000	35,350

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017			20,000	23,200

Service Corporation International sr. notes 7s, 2019			20,000	21,650

Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016			105,000	113,663

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014			85,000	99,450

Stewart Enterprises, Inc. company guaranty sr. unsec. notes 6 1/2s, 2019			35,000	36,488

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014			160,000	185,600

United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 9 1/4s, 2019			45,000	49,613

Wendy's Co. (The) company guaranty sr. unsec. unsub. notes 10s, 2016			85,000	92,863

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018			20,000	21,950

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			25,000	26,625

				3,019,407
Energy (2.0%)

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			10,000	9,050

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6s, 2019			35,000	32,025

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031			185,000	228,539

Anadarko Petroleum Corp. sr. notes 5.95s, 2016			35,000	40,261

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017			5,000	5,941

Apache Corp. sr. unsec. unsub. notes 3 5/8s, 2021			90,000	94,918

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020			5,000	4,638

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019			40,000	36,900

Arch Western Finance, LLC company guaranty sr. notes 6 3/4s, 2013			19,000	19,024

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015			20,000	14,600

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020			20,000	21,000

Aurora USA Oil & Gas Inc.. 144A sr. notes 9 7/8s, 2017			25,000	25,969

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)			145,000	153,367

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			75,000	78,938

Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020			35,000	39,025

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 7/8s, 2017			75,000	78,375

Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6.775s, 2019			45,000	44,663

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013			45,000	47,475

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A company guaranty sr. unsec notes 6 1/8s, 2022			15,000	15,113

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021			15,000	14,925

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 6 5/8s, 2019			40,000	39,700

Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022			45,000	47,531

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			20,000	19,700

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			90,000	94,050

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017			50,000	52,125

CONSOL Energy, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021			5,000	4,775

Continental Resources, Inc. 144A company guaranty sr. unsec notes 5s, 2022			40,000	40,200

Crosstex Energy LP/Crosstex Energy Finance Corp. company guaranty sr. unsec. notes 8 7/8s, 2018			55,000	58,438

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2020			55,000	61,463

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021			25,000	26,313

EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018			100,000	88,750

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 9 1/8s, 2017			20,000	20,900

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 6 1/2s, 2021			25,000	22,563

Forbes Energy Services Ltd. company guaranty sr. unsec notes 9s, 2019			30,000	29,250

FTS International Services, LLC/FTS International Bonds, Inc. 144A company guaranty sr. notes 7 5/8s, 2018			45,000	47,025

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 6.51s, 2022 (Russia)			100,000	109,000

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014 (Russia)			200,000	228,630

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			70,000	67,900

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes 9 1/2s, 2016			64,000	67,040

Hercules Offshore, Inc. 144A company guaranty sr. notes 7 1/8s, 2017(R)			5,000	5,006

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017			40,000	41,900

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021			37,000	35,613

James River Coal Co. company guaranty sr. unsec. unsub. notes 7 7/8s, 2019			10,000	6,800

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031			10,000	12,895

Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021			40,000	41,100

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			10,000	10,225

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019			50,000	52,875

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes 9 1/2s, 2019			65,000	72,313

Lone Pine Resources Canada, Ltd. 144A company guaranty sr. notes 10 3/8s, 2017 (Canada)			20,000	20,925

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041			25,000	27,006

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)			35,000	36,663

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016			45,000	35,100

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012			15,000	15,244

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016			30,000	30,713

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022			20,000	20,850

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014			55,000	55,688

Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041			85,000	91,772

Offshore Group Investments, Ltd. company guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)			45,000	49,500

Peabody Energy Corp. company guaranty 7 3/8s, 2016			65,000	71,338

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020			5,000	5,000

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018			65,000	63,700

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			65,000	67,763

Petrohawk Energy Corp. company guaranty sr. unsec. notes 7 1/4s, 2018			75,000	85,781

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)			340,000	303,545

Petroleum Development Corp. company guaranty sr. unsec. notes 12s, 2018			60,000	65,100

Petronas Capital, Ltd. 144A company guaranty unsec. unsub. notes 5 1/4s, 2019 (Malaysia)			100,000	111,478

Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022			60,000	62,700

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016			60,000	63,450

Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020			20,000	21,700

Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022			15,000	14,813

Rosetta Resources, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			55,000	60,500

Sabine Pass LNG LP sec. notes 7 1/2s, 2016			100,000	107,250

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020			85,000	86,063

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2021			10,000	9,850

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub. notes 8s, 2018			20,000	20,400

Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)			95,000	101,649

SM Energy Co. sr. unsec. notes 6 5/8s, 2019			20,000	21,200

SM Energy Co. sr. unsec. notes 6 1/2s, 2021			15,000	15,975

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)			40,000	44,769

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)			10,000	10,638

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021			10,000	10,225

Weatherford Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039			70,000	96,377

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.8s, 2037			15,000	16,562

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.35s, 2017			25,000	28,868

Whiting Petroleum Corp. company guaranty 7s, 2014			60,000	63,900

Williams Cos., Inc. (The) notes 7 3/4s, 2031			2,000	2,436

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021			7,000	8,723

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022			15,000	15,000

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017			55,000	54,725

				4,503,765
Financials (3.6%)

Abbey National Treasury Service bank guaranty sr. unsec. unsub. notes FRN 2.137s, 2014 (United Kingdom)			50,000	48,530

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)			200,000	202,902

ACE Cash Express, Inc. 144A sr. notes 11s, 2019			25,000	22,875

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019			90,000	117,468

Aflac, Inc. sr. unsec. notes 6.9s, 2039			75,000	88,004

Air Lease Corp. 144A sr. notes 5 5/8s, 2017			35,000	34,825

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017			35,000	36,041

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8.3s, 2015			25,000	27,219

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020			25,000	27,813

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			20,000	21,600

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2017			15,000	15,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN 2.688s, 2014			24,000	22,760

Ally Financial, Inc. unsec. sub. notes 8s, 2018			30,000	31,875

American Express Co. sr. unsec. notes 8 1/8s, 2019			145,000	189,557

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058			50,000	52,925

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018			149,000	161,985

American International Group, Inc. sr. unsec. unsub. notes 4 1/4s, 2014			105,000	108,958

Associates First Capital Corp. sr. unsec. notes 6.95s, 2018			210,000	237,692

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2018 (France)			85,000	73,738

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042			55,000	55,373

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016			50,000	54,974

Bank of Montreal sr. unsec. bond 2 1/8s, 2013 (Canada)			65,000	66,096

Bank of New York Mellon Corp. (The) sr. unsec. notes 4.3s, 2014			90,000	96,377

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015			20,000	21,059

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049 (United Kingdom)			35,000	29,575

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017 (United Kingdom)			175,000	179,941

Bear Stearns Cos., Inc. (The) notes 5.7s, 2014			40,000	44,199

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018			22,000	26,528

Camden Property Trust sr. unsec. notes 4 7/8s, 2023(R)			65,000	68,712

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037			40,000	40,000

Capital One Capital V company guaranty jr. unsec. sub. notes 10 1/4s, 2039			65,000	66,788

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			15,000	15,938

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub. notes 11 5/8s, 2017			45,000	51,075

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018			35,000	35,700

CIT Group, Inc. 144A bonds 7s, 2017			230,000	230,575

CIT Group, Inc. 144A bonds 7s, 2016			35,000	35,088

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018			50,000	54,188

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019			35,000	35,700

Citigroup Capital XXi company guaranty jr. unsec. sub. notes FRN 8.3s, 2057			30,000	30,285

Citigroup, Inc. sub. notes 5s, 2014			120,000	124,275

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032			19,000	19,494

CNO Financial Group, Inc. 144A company guaranty sr. notes 9s, 2018			40,000	43,200

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019			40,000	39,050

Deutsche Bank AG London sr. unsec. notes 2 3/8s, 2013 (United Kingdom)			5,000	5,053

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014 (United Kingdom)			125,000	130,615

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds FRB 5.628s, 2016 perpetual maturity			55,000	47,094

Duke Realty LP sr. unsec. notes 6 1/2s, 2018(R)			57,000	65,291

E*Trade Financial Corp. sr. notes 6 3/4s, 2016			30,000	30,675

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017			30,000	34,913

GATX Financial Corp. notes 5.8s, 2016			25,000	26,623

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067			135,000	137,363

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.71s, 2016			65,000	62,140

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032			150,000	179,212

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019			170,000	193,916

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037			24,000	23,441

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019			80,000	79,507

Highwood Realty LP sr. unsec. bonds 5.85s, 2017(R)			60,000	63,768

HSBC Finance Capital Trust IX FRN 5.911s, 2035			100,000	93,816

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021			146,000	155,845

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015			35,000	36,094

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes 9s, 2014			5,000	5,125

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 8s, 2018			95,000	98,800

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			5,000	4,950

International Lease Finance Corp. sr. unsec. unsub notes 4 7/8s, 2015			73,000	72,088

JPMorgan Chase & Co. sr. notes 6s, 2018			250,000	289,203

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036			75,000	75,225

Lehman Brothers E-Capital Trust I Escrow notes zero %, 2065(F)			285,000	29

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037			10,000	9,750

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097			100,000	91,710

Merrill Lynch & Co., Inc. sr. unsec. notes 6.4s, 2017			70,000	76,337

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018			223,000	247,909

MetLife, Inc. sr. unsec. 6 3/4s, 2016			55,000	65,343

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec notes 6 7/8s, 2021(R)			20,000	20,900

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022(R)			25,000	25,375

National Money Mart Co. company guaranty sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)			35,000	38,675

Nationwide Financial Services, Inc. notes 5 5/8s, 2015			25,000	26,428

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031			45,000	52,320

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 7/8s, 2022			25,000	25,188

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 5/8s, 2020			15,000	15,075

Nuveen Investments, Inc. company guaranty sr. unsec. unsub. notes 10 1/2s, 2015			50,000	51,813

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022(R)			25,000	26,500

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033			90,000	88,206

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037			85,000	88,188

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/4s, 2017			25,000	24,313

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019			25,000	18,375

Prudential Covered Trust 2012-1 144A company guaranty notes 2.997s, 2015			100,000	101,129

Prudential Financial, Inc. jr. unsec. sub. notes FRN 8 7/8s, 2038			30,000	35,175

Rayonier, Inc. company guaranty sr. unsec. unsub. notes 3 3/4s, 2022(R)			30,000	29,391

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015			50,000	42,500

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec. unsub. notes 3.95s, 2015 (United Kingdom)			80,000	80,881

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016			21,000	21,280

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)			100,000	96,879

Simon Property Group LP sr. unsec. unsub notes 3 3/8s, 2022(R)			10,000	9,644

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016(R)			22,000	24,880

SLM Corp. sr. notes Ser. MTN, 8s, 2020			40,000	43,200

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018			25,000	27,875

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012			140,000	135,800

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds FRB 1.474s, 2037			75,000	55,576

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN 4.378s, 2014			5,000	4,675

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012(R)			90,000	90,391

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017(R)			40,000	41,296

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed bonds 6.8s, 2025 (Russia)			300,000	313,863

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015(R)			70,000	73,394

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)			100,000	104,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)			392,000	414,050

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017			20,000	23,041

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)			15,000	15,559

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)			80,000	86,205

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,purpetual maturity (Australia)			60,000	58,974

Willis Group North America, Inc. company guaranty 6.2s, 2017			10,000	11,190

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037			55,000	53,350

				7,883,846
Health care (0.9%)

Abbott Laboratories sr. unsec. notes 5 7/8s, 2016			50,000	58,822

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037			38,000	48,320

Amgen, Inc. sr. unsec. notes 3.45s, 2020			125,000	125,662

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)			71,000	92,544

Aviv Healthcare Properties LP company guaranty sr. unsec. notes 7 3/4s, 2019			35,000	35,963

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017			25,000	26,906

Capella Healthcare, Inc. company guaranty sr. unsec. notes 9 1/4s, 2017			50,000	51,250

CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 8s, 2019			45,000	46,575

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021			80,000	84,411

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			10,000	10,450

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018			35,000	36,663

Emergency Medical Services Corp. company guaranty sr. unsec. notes 8 1/8s, 2019			35,000	35,963

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec notes 7s, 2019			25,000	26,688

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019			35,000	36,050

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018			65,000	70,363

HCA, Inc. sr. notes 6 1/2s, 2020			145,000	152,431

HCA, Inc. sr. unsec. notes 7 1/2s, 2022			40,000	42,400

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017			45,000	48,150

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec notes 8 3/8s, 2019			50,000	48,625

Jaguar Holding Co.II/ Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019			45,000	48,825

Johnson & Johnson sr. unsec. notes 4.85s, 2041			115,000	131,007

Kinetics Concept/KCI USA 144A company guaranty notes 10 1/2s, 2018			75,000	77,906

Kinetics Concept/KCI USA 144A company guaranty sr. unsec. notes 12 1/2s, 2019			40,000	37,600

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018			35,000	37,800

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037			15,000	18,318

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			15,000	14,981

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015(PIK)			16,477	16,559

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019			35,000	37,713

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018			6,000	6,870

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019			30,000	33,600

Tenet Healthcare Corp. 144A company guaranty notes 6 1/4s, 2018			50,000	51,625

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Netherland Antilles)			50,000	52,559

United Surgical Partners International, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2017			20,000	20,950

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021			105,000	117,863

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041			10,000	9,965

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020			30,000	30,900

Valeant Pharmaceuticals International 144A company guaranty sr. notes 7s, 2020			5,000	4,975

Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018			20,000	20,150

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017			5,000	5,063

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016			2,000	1,320

WellPoint, Inc. notes 7s, 2019			35,000	43,458

				1,898,243
Miscellaneous (—%)

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020			30,000	30,000

				30,000
Technology (0.8%)

Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017			5,000	5,500

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020			50,000	55,000

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029			30,000	23,700

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015			5,000	4,950

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015			70,000	68,950

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			20,000	20,050

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			70,000	63,525

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015			30,000	27,075

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017			135,000	146,234

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018			38,000	41,135

Dell, Inc. sr. unsec. notes 5 7/8s, 2019			70,000	83,096

Epicor Software Corp. company guaranty sr. unsec notes 8 5/8s, 2019			20,000	20,450

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			25,000	27,750

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			15,000	16,425

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021			50,000	50,125

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015			245,217	248,895

First Data Corp. 144A company guaranty notes 8 1/4s, 2021			70,000	68,425

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019			30,000	30,563

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020			24,000	26,940

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 10 1/8s, 2018			13,000	14,560

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			50,000	54,750

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014			35,000	38,090

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018			20,000	22,849

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041			55,000	64,970

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021			40,000	45,259

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019			15,000	16,388

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020			95,000	100,225

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015(F)			24,000	20,160

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019			10,000	10,325

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041			25,000	29,968

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019			85,000	96,636

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040			35,000	40,469

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN, 5 1/4s, 2037			50,000	49,950

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes 7 3/4s, 2018 (Cayman Islands)			35,000	38,325

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015			7,000	7,271

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020			35,000	37,363

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			45,000	49,613

Xerox Corp. sr. unsec. notes 6 3/4s, 2039			55,000	62,628

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019			21,000	23,361

				1,851,948
Transportation (0.2%)

AMGH Merger Sub, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			45,000	46,800

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041			35,000	37,777

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040			35,000	39,882

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042			115,000	110,774

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019			65,793	75,004

Northwest Airlines Corp. pass-through certificates Ser. 00-1, 7.15s, 2019			75,765	75,859

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017			7,000	7,376

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018			50,000	54,438

United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022			15,585	16,520

Western Express, Inc. 144A sr. notes 12 1/2s, 2015			50,000	20,750

				485,180
Utilities and power (1.3%)

AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013			64,000	66,665

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017			85,000	95,731

AES Corp. (The) 144A sr. notes 7 3/8s, 2021			30,000	33,150

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035			25,000	27,958

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042			15,000	14,667

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019			5,000	6,549

Beaver Valley Funding Corp. sr. bonds 9s, 2017			18,000	18,747

Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016			66,000	73,459

Bruce Mansfield Unit pass-through certificates 6.85s, 2034			36,849	39,382

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020			40,000	43,300

Calpine Corp. 144A sr. notes 7 1/4s, 2017			95,000	100,700

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)			10,000	10,899

Commonwealth Edison Co. 1st mtge. 5.9s, 2036			28,000	33,976

Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042			45,000	44,372

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021			25,000	27,750

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016			55,000	59,125

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.77s, 2066			165,000	144,112

Dominion Resources, Inc. unsub. notes 5.7s, 2012			91,000	93,066

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016			95,000	96,809

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default)(NON)			85,000	55,888

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016			15,000	10,350

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013			10,000	8,200

Edison Mission Energy sr. unsec. notes 7.2s, 2019			60,000	37,200

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032			35,000	39,856

El Paso Corp. sr. unsec. notes 7s, 2017			120,000	133,625

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)			20,000	23,744

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)			60,000	70,155

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020			15,000	16,275

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019			66,000	68,310

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020			24,000	26,160

Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020			50,000	55,500

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042			30,000	31,693

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022			25,000	26,218

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 5.7s, 2042			35,000	37,843

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.2s, 2016			35,000	36,778

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020			70,000	63,700

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018			10,000	9,200

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016			35,000	38,150

ITC Holdings Corp. 144A notes 5 7/8s, 2016			50,000	57,073

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018			35,000	40,229

Kansas Gas and Electric Co. bonds 5.647s, 2021			15,520	16,701

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020			70,000	83,405

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036			39,000	46,359

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029			50,000	61,276

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019			40,000	50,112

NRG Energy, Inc. company guaranty 7 3/8s, 2017			20,000	20,800

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021			120,000	115,200

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020			25,000	27,131

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034			40,000	48,623

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016			76,000	85,907

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016			37,000	41,246

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040			25,000	30,095

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067			98,000	100,695

Spectra Energy Capital, LLC sr. notes 8s, 2019			45,000	56,860

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015			5,000	5,543

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty notes 15s, 2021			30,000	11,100

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty sr. unsec. notes 10 1/2s, 2016(PIK)(*** PIK DATE 11/1/12 ***)			80,904	16,181

Texas Competitive/Texas Competitive Electric Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020			35,000	22,838

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067 (Canada)			30,000	31,008

Union Electric Co. sr. sec. notes 6.4s, 2017			50,000	59,926

West Penn Power Co. 144A 1st mtge. 5.95s, 2017			25,000	29,121

				2,876,691

Total corporate bonds and notes (cost $34,801,767)				$36,711,440

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.6%)(a)
			Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.5%)

Government National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from May 20, 2037 to November 20, 2039			$1,929,491	$2,180,971
4 1/2s, TBA, April 1, 2042			3,000,000	3,263,906

				5,444,877
U.S. Government Agency Mortgage Obligations (10.1%)

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, April 1, 2042			8,000,000	8,716,250
4 1/2s, TBA, April 1, 2042			1,000,000	1,063,594
4s, TBA, April 1, 2042			8,000,000	8,386,875
4s, TBA, April 1, 2027			3,000,000	3,178,125
3 1/2s, TBA, April 1, 2042			1,000,000	1,026,875

				22,371,719

Total U.S. government and agency mortgage obligations (cost $27,716,058)				$27,816,596

U.S. TREASURY OBLIGATIONS (—%)(a)
			Principal amount	Value

U.S. Treasury Notes 4 1/4s, November 15, 2013(SEGSF)			$ 20,000	$ 21,272

Total U.S. treasury Obligations (cost $20,024)				$21,272

MORTGAGE-BACKED SECURITIES (3.4%)(a)
			Principal amount	Value

American Home Mortgage Assets FRB Ser. 06-6, Class A1A, 0.432s, 2046			$186,858	$88,758

American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1A, 0.402s, 2047			880,192	475,303

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049			67,231	68,913
FRB Ser. 07-3, Class A3, 5.633s, 2049			98,000	102,417
Ser. 07-1, Class XW, IO, 0.284s, 2049			1,508,543	18,556

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.865s, 2042			979,610	16,888
Ser. 04-5, Class XC, IO, 0.717s, 2041			1,333,874	21,885
Ser. 02-PB2, Class XC, IO, 0.541s, 2035			368,783	357
Ser. 07-5, Class XW, IO, 0.416s, 2051			2,667,581	40,670

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.837s, 2046			994,952	41,042
Ser. 09-RR7, Class 2A7, IO, 1.637s, 2047			2,695,723	111,873
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047			2,545,214	62,867
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046			2,616,355	64,624

Bear Stearns Commercial Mortgage Securities, Inc. Ser. 04-PR3I, Class X1, IO, 0 1/4s, 2041			475,082	7,683

Bear Stearns Commercial Mortgage Securities, Inc. 144A Ser. 06-PW14, Class X1, IO, 0.182s, 2038(F)			1,479,874	25,166

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046			449,135	11,408
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046			596,177	10,791

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043			60,000	57,308

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.112s, 2049			6,279,894	84,151

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.385s, 2049			1,519,133	21,420
Ser. 07-CD4, Class XC, IO, 0.156s, 2049			8,261,500	72,701

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1, Class F, 6.23s, 2031			22,721	23,287

Commercial Mortgage Pass-Through Certificates
Ser. 05-C6, Class AJ, 5.209s, 2044			145,000	143,151
Ser. 05-LP5, Class B, 5.105s, 2043(F)			54,000	50,774

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.188s, 2043			5,282,060	50,998
Ser. 06-C8, Class XS, IO, 0.175s, 2046			6,892,208	89,997
Ser. 05-C6, Class XC, IO, 0.067s, 2044			5,529,582	30,277

Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 3A1, 0.432s, 2046			628,959	327,059
FRB Ser. 06-OA18, Class A1, 0.362s, 2046			745,046	472,406

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.794s, 2039			71,191	71,229
Ser. 06-C5, Class AX, IO, 0.183s, 2039			3,041,670	41,466

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2, Class AX, IO, 0.101s, 2049			7,239,918	45,679

CS First Boston Mortgage Securities Corp. Ser. 05-C5, Class AJ, 5.1s, 2038(F)			80,000	81,984

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040			69,000	73,526
FRB Ser. 03-CK2, Class G, 5.744s, 2036			84,000	83,715
Ser. 02-CP3, Class AX, IO, 1.372s, 2035			786,062	1,183
Ser. 04-C4, Class AX, IO, 1.018s, 2039			512,631	10,080

DLJ Commercial Mortgage Corp. 144A Ser. 99-CG2, Class B4, 6.1s, 2032			111,603	114,984

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.82s, 2037			46,267	72,024
IFB Ser. 3072, Class SM, 22.91s, 2035			50,668	76,197
IFB Ser. 3072, Class SB, 22.764s, 2035			46,949	70,297
IFB Ser. 3249, Class PS, 21.477s, 2036			55,342	79,594
IFB Ser. 3065, Class DC, 19.135s, 2035			68,545	102,519
IFB Ser. 2990, Class LB, 16.328s, 2034			69,571	94,161
IFB Ser. 3835, Class SC, IO, 6.408s, 2038			777,637	143,427
IFB Ser. 3708, Class SQ, IO, 6.308s, 2040			305,079	46,940
IFB Ser. 3708, Class SA, IO, 6.208s, 2040			525,237	79,116
Ser. 3327, Class IF, IO, zero %, 2037			1,262	—
Ser. 3124, Class DO, PO, zero %, 2036			16,212	13,869
FRB Ser. 3326, Class YF, zero %, 2037			976	913

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.68s, 2036			63,211	102,485
IFB Ser. 05-45, Class DA, 23.534s, 2035			84,153	132,432
IFB Ser. 07-53, Class SP, 23.314s, 2037			63,975	97,037
IFB Ser. 05-75, Class GS, 19.525s, 2035			41,516	58,368
IFB Ser. 404, Class S13, IO, 6.158s, 2040			373,743	50,651
Ser. 06-46, Class OC, PO, zero %, 2036			47,024	42,108

First Union National Bank-Bank of America Commercial Mortgage 144A Ser. 01-C1, Class 3, IO, 1.217s, 2033			132,824	1

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029			131,000	133,425
Ser. 97-C2, Class G, 7 1/2s, 2029			40,000	43,028

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.134s, 2043			2,725,791	20,926
Ser. 05-C3, Class XC, IO, 0.091s, 2045			27,986,238	128,179
Ser. 07-C1, Class XC, IO, 0.088s, 2049			9,636,621	50,168

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041			75,000	73,586
Ser. 97-C1, Class X, IO, 1.162s, 2029			67,374	1,940
Ser. 05-C1, Class X1, IO, 0.238s, 2043			2,574,609	34,466

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3, Class G, 6.974s, 2036			556	499

Government National Mortgage Association
IFB Ser. 11-37, Class SB, IO, 6.458s, 2038			485,446	69,423
IFB Ser. 11-37, Class SD, IO, 6.408s, 2038			624,755	88,519

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO, 1s, 2036			306,971	11,143

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042(F)			111,000	111,833

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038			42,211	42,956

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030			35,746	36,461
Ser. 06-GG6, Class XC, IO, 0.076s, 2038			2,048,064	3,177

Harborview Mortgage Loan Trust FRB Ser. 05-16, Class 3A1A, 0.492s, 2036			303,656	171,869

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, 0.442s, 2037			393,897	177,254

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.653s, 2041(F)			83,000	79,690
Ser. 06-LDP8, Class X, IO, 0.552s, 2045			1,950,634	39,171
Ser. 07-LDPX, Class X, IO, 0.319s, 2049			3,139,339	34,542

JPMorgan Chase Commercial Mortgage Securities Corp. 144A Ser. 05-CB12, Class X1, IO, 0.113s, 2037			2,420,876	22,258

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031			35,110	34,408
Ser. 99-C1, Class G, 6.41s, 2031			37,135	37,506
Ser. 98-C4, Class H, 5.6s, 2035			50,000	54,455

LB-UBS Commercial Mortgage Trust Ser. 06-C7, Class A2, 5.3s, 2038			64,742	64,742

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.649s, 2038			1,253,546	30,703
Ser. 06-C7, Class XCL, IO, 0.262s, 2038			2,211,785	39,396
Ser. 05-C3, Class XCL, IO, 0.24s, 2040			3,542,726	59,270
Ser. 05-C2, Class XCL, IO, 0.227s, 2040			2,567,708	20,090
Ser. 06-C6, Class XCL, IO, 0.199s, 2039			7,454,212	143,285
Ser. 05-C5, Class XCL, IO, 0.176s, 2040			4,562,385	65,817
Ser. 05-C7, Class XCL, IO, 0.104s, 2040			3,119,703	17,006

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.84s, 2050			128,000	133,823
Ser. 05-MCP1, Class XC, IO, 0.206s, 2043			2,445,567	25,246

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC, IO, 0.877s, 2039			767,802	12,947

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.22s, 2045			450,772	33,808
Ser. 05-C3, Class X, IO, 6.052s, 2044			112,284	8,421

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.744s, 2041			111,968	113,121
Ser. 07-IQ14, Class A2, 5.61s, 2049			61,211	62,789
FRB Ser. 07-HQ12, Class A2, 5.599s, 2049			113,613	115,744

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.87s, 2043			79,143	81,809

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046			617,748	23,351
Ser. 06-AR7, Class X, IO, 0.9s, 2036			1,476,381	42,963
Ser. 06-AR8, Class X, IO, 0.4s, 2036			949,933	12,634

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ, 5.656s, 2039(F)			89,000	90,432

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043			33,169	33,721
Ser. 07-C34, IO, 0.377s, 2046			1,611,842	23,146

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.15s, 2042			3,064,528	28,469
Ser. 06-C23, Class XC, IO, 0.047s, 2045			2,520,330	11,493
Ser. 06-C26, Class XC, IO, 0.046s, 2045			1,467,985	4,154

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1, Class A2, 0.392s, 2036			415,452	178,644

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036			10,000	8,700
Ser. 05-C1A, Class C, 4.9s, 2036			13,000	13,067

Washington Mutual Mortgage Pass-Through Certificates FRB Ser. 07-HY1, Class A3A, 0.472s, 2037			369,509	223,364

Total mortgage-backed securities (cost $6,675,507)				$7,601,752

FOREIGN GOVERNMENT BONDS AND NOTES (3.1%)(a)
			Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017			$40,000	$35,300

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013			150,000	151,344

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015			840,000	788,760

Canada (Government of) bonds 5s, 2037		CAD	600,000	857,402

Canada (Government of) notes 4s, 2017		CAD	1,900,000	2,129,231

Poland (Government of) sr. unsec. bonds 5s, 2022			$115,000	121,212

Republic of Indonesia 144A notes 5 1/4s, 2042			250,000	262,188

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024			135,000	138,038

Switzerland (Government of) bonds 2 1/2s, 2016		CHF	600,000	724,480

Switzerland (Government of) bonds 2s, 2021		CHF	300,000	367,694

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013			$400,000	385,500

United Kingdom (Government of) bonds 4s, 2060		GBP	20,000	36,837

United Kingdom (Government of) bonds 2 3/4s, 2015		GBP	500,000	849,095

Total foreign government bonds and notes (cost $6,537,421)				$6,847,081

INVESTMENT COMPANIES (0.9%)(a)
			Shares	Value

iShares Russell 2000 Growth Index Fund			1,419	$135,344

iShares Russell 2000 Value Index Fund			583	42,542

Market Vectors Gold Miners ETF			788	39,061

SPDR S&P 500 ETF Trust			12,050	1,695,676

Total investment Companies (cost $1,714,080)				$1,912,623

ASSET-BACKED SECURITIES (0.6%)(a)
			Principal amount	Value

First Franklin Mortgage Loan Asset Backed Certificates FRB Ser. 07-FF1, Class A2B, 0.332s, 2038			$576,323	$282,398

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.992s, 2032			44,764	17,870

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019			69,059	31,049
Ser. 96-6, Class M1, 7.95s, 2027			173,000	173,865
Ser. 93-3, Class B, 6.85s, 2018			3,751	3,331

GSAA Home Equity Trust FRB Ser. 06-3, Class A2, 0.432s, 2036(F)			193,732	87,155

Merrill Lynch First Franklin Mortgage Loan Trust FRB Ser. 07-3, Class A2B, 0.372s, 2037			399,183	234,320

Mid-State Trust Ser. 11, Class B, 8.221s, 2038			30,574	30,557

Oakwood Mortgage Investors, Inc.
Ser. 95-B, Class B1, 7.55s, 2021			11,543	8,817
Ser. 01-C, Class A3, 6.61s, 2021			403,631	208,879

Structured Asset Securities Corp. FRB Ser. 06-BC2, Class A3, 0.392s, 2036			493,115	281,076

Total asset-backed securities (cost $1,379,721)				$1,359,317

COMMODITY LINKED NOTES (0.3%)(a)
			Principal amount	Value

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS Bloomberg CMCI Composite Index) (Jersey)			$712,000	$672,286

Total commodity Linked Notes (cost $712,000)				$672,286

SENIOR LOANS (0.2%)(a)(c)
			Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.494s, 2018			$8,714	$7,860

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B, 2.49s, 2014			14,580	13,427

First Data Corp. bank term loan FRN 4.245s, 2018			99,303	90,413

First Data Corp. bank term loan FRN Ser. B3, 2.995s, 2014			10,568	10,172

Goodman Global, Inc. bank term loan FRN 9s, 2017			22,273	22,519

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s, 2014			2,543	2,632

Intelsat SA bank term loan FRN 3.242s, 2014 (Luxembourg)			85,000	83,353

National Bedding Company, LLC bank term loan FRN Ser. B, 4 1/8s, 2013			6,312	6,304

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.743s, 2017			130,971	72,607

Univision Communications, Inc. bank term loan FRN 4.494s, 2017			17,604	16,310

West Corp. bank term loan FRN Ser. B2, 2.658s, 2013			3,623	3,617

West Corp. bank term loan FRN Ser. B5, 4.494s, 2016			8,788	8,799

Total senior loans (cost $375,383)				$338,013

PREFERRED STOCKS (0.1%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			83	$69,147

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			2,540	58,699

Total preferred stocks (cost $110,524)				$127,846

CONVERTIBLE PREFERRED STOCKS (—%)(a)
			Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.(R)			1,280	$26,186

General Motors Co. Ser. B, $2.375 cv. pfd.			943	39,429

Lehman Brothers Holdings, Inc. 7.25% cv. pfd. (Escrow)(F)			140	1

Lucent Technologies Capital Trust I 7.75% cv. pfd.			35	28,455

Total convertible preferred stocks (cost $104,945)				$94,071

CONVERTIBLE BONDS AND NOTES (—%)(a)
			Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$21,000	$20,685

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			6,000	9,510

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026(STP)			40,000	36,500

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			12,000	13,605

Total convertible bonds and notes (cost $69,970)				$80,300

MUNICIPAL BONDS AND NOTES (—%)(a)
			Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15			$20,000	$21,011
4.071s, 1/1/14			50,000	51,911

Total municipal bonds and notes (cost $70,000)				$72,922

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel)(F)	6/30/15	$0.01	7,932	$1,904

Total warrants (cost $1,586)				$1,904

SHORT-TERM INVESTMENTS (31.1%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)			16,015,142	$16,015,142

Putnam Money Market Liquidity Fund 0.11%(e)			37,903,762	37,903,762

SSgA Prime Money Market Fund 0.12%(P)			20,000	20,000

Straight-A Funding, LLC commercial paper with effective yields ranging from 0.178% to 0.179%, May 14, 2012			$1,500,000	1,499,678

Straight-A Funding, LLC commercial paper with effective yields ranging from 0.188% to 0.188%, April 25, 2012			5,000,000	4,999,367

U.S. Treasury Bills with effective yields ranging from 0.088% to 0.125%, May 3, 2012(SEG)(SEGSF)			2,235,000	2,234,776

U.S. Treasury Bills with effective yields ranging from 0.080% to 0.082%, July 26, 2012(SEG)			32,000	31,992

U.S. Treasury Bills with effective yields ranging from 0.089% to 0.093%, August 23, 2012(SEG)			642,000	641,694

U.S. Treasury Bills with effective yields ranging from 0.084% to 0.105%, October 18, 2012(SEGSF)			1,791,000	1,789,714

U.S. Treasury Bills with effective yields ranging from 0.090% to 0.106%, November 15, 2012(SEG)(SEGSF)			3,350,000	3,347,256

U.S. Treasury Bills with effective yields ranging from 0.104% to 0.107%, December 13, 2012(SEG)(SEGSF)			411,000	410,600

Total short-term investments (cost $68,894,998)				$68,893,981

TOTAL INVESTMENTS

Total investments (cost $246,915,130)(b)				$264,463,623

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $97,641,650) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	4/18/12	$777,534	$807,996	$(30,462)
	British Pound	Sell	4/18/12	475,965	474,101	(1,864)
	Canadian Dollar	Sell	4/18/12	963,955	975,293	11,338
	Euro	Sell	4/18/12	3,173,207	3,172,247	(960)
	Japanese Yen	Buy	4/18/12	130,047	128,722	1,325
	Japanese Yen	Sell	4/18/12	130,047	132,652	2,605
	Norwegian Krone	Sell	4/18/12	542,204	549,582	7,378
	South African Rand	Buy	4/18/12	91,066	92,601	(1,535)
	South African Rand	Sell	4/18/12	91,066	91,558	492
	Swedish Krona	Sell	4/18/12	307,709	306,235	(1,474)
	Swiss Franc	Buy	4/18/12	128,857	128,420	437
	Swiss Franc	Sell	4/18/12	128,857	127,250	(1,607)
Barclays Bank PLC
	Australian Dollar	Buy	4/18/12	144,256	154,256	(10,000)
	Brazilian Real	Buy	4/18/12	162,415	170,726	(8,311)
	Brazilian Real	Sell	4/18/12	162,415	162,403	(12)
	British Pound	Buy	4/18/12	55,498	54,365	1,133
	British Pound	Sell	4/18/12	55,498	55,317	(181)
	Canadian Dollar	Buy	4/18/12	306,485	309,467	(2,982)
	Canadian Dollar	Sell	4/18/12	306,485	307,676	1,191
	Chilean Peso	Buy	4/18/12	82,728	84,607	(1,879)
	Czech Koruna	Sell	4/18/12	207,949	208,263	314
	Euro	Sell	4/18/12	144,449	144,890	441
	Hong Kong Dollar	Buy	4/18/12	538,424	538,861	(437)
	Hungarian Forint	Buy	4/18/12	81,708	82,391	(683)
	Hungarian Forint	Sell	4/18/12	81,708	81,396	(312)
	Japanese Yen	Buy	4/18/12	938,119	952,723	(14,604)
	Mexican Peso	Sell	4/18/12	57,967	58,265	298
	New Zealand Dollar	Sell	4/18/12	63,229	63,039	(190)
	Norwegian Krone	Buy	4/18/12	307,527	309,231	(1,704)
	Polish Zloty	Buy	4/18/12	80,386	80,425	(39)
	Singapore Dollar	Sell	4/18/12	183,050	183,856	806
	South African Rand	Buy	4/18/12	76,315	79,461	(3,146)
	South Korean Won	Buy	4/18/12	78,694	79,686	(992)
	Swedish Krona	Buy	4/18/12	663,321	660,156	3,165
	Taiwan Dollar	Sell	4/18/12	80,766	81,007	241
	Turkish Lira	Buy	4/18/12	130,527	131,993	(1,466)
Citibank, N.A.
	Australian Dollar	Buy	4/18/12	722,623	747,416	(24,793)
	Brazilian Real	Sell	4/18/12	444,227	464,127	19,900
	British Pound	Buy	4/18/12	2,943,116	2,937,291	5,825
	Canadian Dollar	Sell	4/18/12	672,503	682,013	9,510
	Czech Koruna	Sell	4/18/12	124,820	124,232	(588)
	Danish Krone	Buy	4/18/12	155,460	154,148	1,312
	Euro	Sell	4/18/12	336,514	337,484	970
	Japanese Yen	Buy	4/18/12	757,178	783,003	(25,825)
	Mexican Peso	Sell	4/18/12	58,435	58,141	(294)
	New Zealand Dollar	Buy	4/18/12	491	497	(6)
	New Zealand Dollar	Sell	4/18/12	491	484	(7)
	Norwegian Krone	Buy	4/18/12	737	724	13
	Norwegian Krone	Sell	4/18/12	737	748	11
	Polish Zloty	Buy	4/18/12	43,035	44,145	(1,110)
	Singapore Dollar	Sell	4/18/12	100,634	101,095	461
	South African Rand	Buy	4/18/12	160,553	165,567	(5,014)
	South Korean Won	Buy	4/18/12	80,624	81,658	(1,034)
	Swedish Krona	Buy	4/18/12	376,714	373,016	3,698
	Swedish Krona	Sell	4/18/12	376,714	367,961	(8,753)
	Swiss Franc	Buy	4/18/12	345,687	341,640	4,047
	Swiss Franc	Sell	4/18/12	345,687	344,561	(1,126)
	Taiwan Dollar	Sell	4/18/12	80,559	80,800	241
	Turkish Lira	Buy	4/18/12	49,640	51,611	(1,971)
Credit Suisse AG
	Australian Dollar	Sell	4/18/12	345,800	358,359	12,559
	Brazilian Real	Buy	4/18/12	71,845	81,868	(10,023)
	British Pound	Sell	4/18/12	263,092	259,497	(3,595)
	Canadian Dollar	Sell	4/18/12	118,565	122,449	3,884
	Chilean Peso	Buy	4/18/12	78,971	79,710	(739)
	Czech Koruna	Sell	4/18/12	165,779	164,446	(1,333)
	Euro	Sell	4/18/12	399,735	399,735	—
	Hungarian Forint	Buy	4/18/12	82,771	83,420	(649)
	Hungarian Forint	Sell	4/18/12	82,770	80,172	(2,598)
	Japanese Yen	Sell	4/18/12	1,236,263	1,257,949	21,686
	Mexican Peso	Sell	4/18/12	70,635	72,364	1,729
	New Zealand Dollar	Sell	4/18/12	77,299	78,327	1,028
	Norwegian Krone	Sell	4/18/12	503,471	504,746	1,275
	Polish Zloty	Buy	4/18/12	80,129	79,842	287
	Singapore Dollar	Sell	4/18/12	100,793	101,192	399
	South African Rand	Buy	4/18/12	7,193	9,390	(2,197)
	South Korean Won	Buy	4/18/12	79,819	81,881	(2,062)
	Swedish Krona	Buy	4/18/12	558,379	547,959	10,420
	Swiss Franc	Sell	4/18/12	487,951	488,508	557
	Taiwan Dollar	Buy	4/18/12	164,290	164,707	(417)
	Taiwan Dollar	Sell	4/18/12	164,289	164,521	232
	Turkish Lira	Buy	4/18/12	50,254	51,940	(1,686)
Deutsche Bank AG
	Australian Dollar	Buy	4/18/12	828,721	860,487	(31,766)
	Brazilian Real	Buy	4/18/12	26,860	32,019	(5,159)
	Canadian Dollar	Buy	4/18/12	321,318	325,033	(3,715)
	Canadian Dollar	Sell	4/18/12	321,318	322,554	1,236
	Czech Koruna	Sell	4/18/12	165,919	165,003	(916)
	Euro	Sell	4/18/12	1,180,266	1,180,964	698
	Mexican Peso	Sell	4/18/12	32,164	32,148	(16)
	New Zealand Dollar	Buy	4/18/12	1,963	1,988	(25)
	New Zealand Dollar	Sell	4/18/12	1,963	1,938	(25)
	Norwegian Krone	Buy	4/18/12	224,621	222,556	2,065
	Norwegian Krone	Sell	4/18/12	224,621	227,740	3,119
	Polish Zloty	Buy	4/18/12	77,335	76,428	907
	Singapore Dollar	Sell	4/18/12	100,793	101,239	446
	South African Rand	Buy	4/18/12	76,784	80,049	(3,265)
	South Korean Won	Buy	4/18/12	80,633	81,609	(976)
	Swedish Krona	Buy	4/18/12	224,989	222,631	2,358
	Swedish Krona	Sell	4/18/12	224,989	220,387	(4,602)
	Swiss Franc	Buy	4/18/12	636,641	634,468	2,173
	Swiss Franc	Sell	4/18/12	636,641	629,147	(7,494)
	Turkish Lira	Buy	4/18/12	130,751	131,849	(1,098)
Goldman Sachs International
	Australian Dollar	Buy	4/18/12	406,295	432,192	(25,897)
	British Pound	Buy	4/18/12	61,895	60,631	1,264
	British Pound	Sell	4/18/12	61,895	61,697	(198)
	Canadian Dollar	Buy	4/18/12	878,163	877,297	866
	Canadian Dollar	Sell	4/18/12	878,163	888,614	10,451
	Chilean Peso	Buy	4/18/12	80,584	81,111	(527)
	Czech Koruna	Sell	4/18/12	164,375	162,787	(1,588)
	Euro	Sell	4/18/12	3,716,858	3,716,834	(24)
	Japanese Yen	Sell	4/18/12	2,363,621	2,410,747	47,126
	Norwegian Krone	Buy	4/18/12	36,644	36,013	631
	Norwegian Krone	Sell	4/18/12	36,644	37,143	499
	Singapore Dollar	Sell	4/18/12	80,586	80,980	394
	South African Rand	Buy	4/18/12	191,771	195,013	(3,242)
	South Korean Won	Buy	4/18/12	80,507	81,541	(1,034)
	Swedish Krona	Buy	4/18/12	146,891	145,382	1,509
	Swedish Krona	Sell	4/18/12	146,891	142,986	(3,905)
	Taiwan Dollar	Sell	4/18/12	80,668	81,050	382
	Turkish Lira	Buy	4/18/12	130,751	132,128	(1,377)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/18/12	1,178,885	1,219,231	40,346
	British Pound	Sell	4/18/12	3,648,588	3,637,704	(10,884)
	Canadian Dollar	Buy	4/18/12	5,713	5,764	(51)
	Canadian Dollar	Sell	4/18/12	5,713	5,737	24
	Czech Koruna	Sell	4/18/12	164,369	162,783	(1,586)
	Euro	Sell	4/18/12	277,961	279,259	1,298
	Japanese Yen	Buy	4/18/12	628,019	631,274	(3,255)
	Japanese Yen	Sell	4/18/12	628,019	631,752	3,733
	New Zealand Dollar	Sell	4/18/12	289,236	292,748	3,512
	Norwegian Krone	Buy	4/18/12	886,059	898,715	(12,656)
	Singapore Dollar	Buy	4/18/12	540,955	543,262	(2,307)
	South Korean Won	Buy	4/18/12	125,833	126,435	(602)
	Swedish Krona	Buy	4/18/12	12,901	12,768	133
	Swedish Krona	Sell	4/18/12	12,901	12,524	(377)
	Swiss Franc	Buy	4/18/12	137,278	135,571	1,707
	Swiss Franc	Sell	4/18/12	137,278	136,830	(448)
	Turkish Lira	Buy	4/18/12	97,826	97,682	144
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	4/18/12	1,217,953	1,270,607	(52,654)
	Brazilian Real	Buy	4/18/12	72,391	80,108	(7,717)
	British Pound	Buy	4/18/12	648,374	646,688	1,686
	Canadian Dollar	Sell	4/18/12	70,558	70,881	323
	Czech Koruna	Sell	4/18/12	207,007	205,575	(1,432)
	Euro	Buy	4/18/12	755,589	754,403	1,186
	Hong Kong Dollar	Sell	4/18/12	1,047,652	1,048,561	909
	Japanese Yen	Buy	4/18/12	884,047	904,059	(20,012)
	Mexican Peso	Sell	4/18/12	69,425	70,096	671
	New Zealand Dollar	Buy	4/18/12	2,372	2,403	(31)
	New Zealand Dollar	Sell	4/18/12	2,372	2,341	(31)
	Norwegian Krone	Buy	4/18/12	469,214	476,068	(6,854)
	Norwegian Krone	Sell	4/18/12	469,214	463,352	(5,862)
	Polish Zloty	Buy	4/18/12	83,469	84,625	(1,156)
	Singapore Dollar	Sell	4/18/12	1,292,645	1,298,362	5,717
	South African Rand	Buy	4/18/12	343,491	347,790	(4,299)
	South Korean Won	Buy	4/18/12	80,629	81,606	(977)
	Swedish Krona	Buy	4/18/12	528,197	522,863	5,334
	Swiss Franc	Sell	4/18/12	275,331	274,375	(956)
	Taiwan Dollar	Sell	4/18/12	81,613	81,897	284
	Turkish Lira	Buy	4/18/12	49,640	51,093	(1,453)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/12	1,250,941	1,299,048	(48,107)
	Brazilian Real	Buy	4/18/12	150,405	162,407	(12,002)
	British Pound	Sell	4/18/12	7,351,873	7,324,514	(27,359)
	Canadian Dollar	Buy	4/18/12	60,435	64,805	(4,370)
	Czech Koruna	Sell	4/18/12	207,615	206,768	(847)
	Euro	Buy	4/18/12	1,819,949	1,821,093	(1,144)
	Hungarian Forint	Buy	4/18/12	80,968	81,446	(478)
	Hungarian Forint	Sell	4/18/12	80,968	80,485	(483)
	Japanese Yen	Buy	4/18/12	762,369	783,340	(20,971)
	Mexican Peso	Sell	4/18/12	140,215	143,962	3,747
	New Zealand Dollar	Buy	4/18/12	2,045	2,072	(27)
	New Zealand Dollar	Sell	4/18/12	2,045	2,018	(27)
	Norwegian Krone	Sell	4/18/12	277,323	267,107	(10,216)
	Polish Zloty	Buy	4/18/12	83,598	84,438	(840)
	Singapore Dollar	Sell	4/18/12	163,003	163,713	710
	South African Rand	Sell	4/18/12	246,051	246,505	454
	South Korean Won	Buy	4/18/12	81,687	81,820	(133)
	Swedish Krona	Buy	4/18/12	726,449	721,495	4,954
	Taiwan Dollar	Buy	4/18/12	1,538	1,371	167
	Turkish Lira	Buy	4/18/12	82,006	81,371	635
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/12	861,812	905,782	(43,970)
	Brazilian Real	Buy	4/18/12	71,626	83,730	(12,104)
	British Pound	Sell	4/18/12	142,662	141,719	(943)
	Canadian Dollar	Sell	4/18/12	1,031,606	1,037,598	5,992
	Chilean Peso	Buy	4/18/12	80,467	81,045	(578)
	Czech Koruna	Sell	4/18/12	248,849	247,409	(1,440)
	Euro	Buy	4/18/12	987,401	988,832	(1,431)
	Hungarian Forint	Buy	4/18/12	81,951	83,083	(1,132)
	Japanese Yen	Buy	4/18/12	273,363	268,211	5,152
	Mexican Peso	Sell	4/18/12	53,838	54,594	756
	New Zealand Dollar	Buy	4/18/12	2,372	2,401	(29)
	New Zealand Dollar	Sell	4/18/12	2,372	2,341	(31)
	Norwegian Krone	Sell	4/18/12	363,757	368,929	5,172
	Polish Zloty	Buy	4/18/12	41,943	42,444	(501)
	Singapore Dollar	Sell	4/18/12	100,952	101,386	434
	South African Rand	Buy	4/18/12	54,463	56,460	(1,997)
	South Korean Won	Buy	4/18/12	78,489	80,872	(2,383)
	Swedish Krona	Buy	4/18/12	1,097,060	1,086,728	10,332
	Swiss Franc	Sell	4/18/12	275,331	274,313	(1,018)
	Taiwan Dollar	Sell	4/18/12	78	384	306
	Turkish Lira	Buy	4/18/12	78,596	82,557	(3,961)
UBS AG
	Australian Dollar	Buy	4/18/12	207,852	217,359	(9,507)
	Brazilian Real	Buy	4/18/12	238,246	251,212	(12,966)
	Brazilian Real	Sell	4/18/12	238,245	242,242	3,997
	British Pound	Buy	4/18/12	6,130,613	6,116,931	13,682
	Canadian Dollar	Sell	4/18/12	783,953	796,307	12,354
	Czech Koruna	Sell	4/18/12	251,162	251,351	189
	Euro	Buy	4/18/12	2,286,774	2,285,674	1,100
	Hungarian Forint	Buy	4/18/12	79,928	79,623	305
	Japanese Yen	Sell	4/18/12	910,846	938,060	27,214
	Mexican Peso	Sell	4/18/12	74,857	79,381	4,524
	New Zealand Dollar	Buy	4/18/12	2,127	2,152	(25)
	New Zealand Dollar	Sell	4/18/12	2,127	2,099	(28)
	Norwegian Krone	Buy	4/18/12	1,040,972	1,062,334	(21,362)
	Polish Zloty	Buy	4/18/12	83,437	83,658	(221)
	Singapore Dollar	Sell	4/18/12	100,952	101,439	487
	South African Rand	Buy	4/18/12	172,974	174,149	(1,175)
	South African Rand	Sell	4/18/12	172,975	176,136	3,161
	South Korean Won	Buy	4/18/12	78,608	80,658	(2,050)
	Swedish Krona	Buy	4/18/12	198,630	190,672	7,958
	Swiss Franc	Sell	4/18/12	807,933	805,212	(2,721)
	Taiwan Dollar	Buy	4/18/12	417	280	137
	Turkish Lira	Buy	4/18/12	48,074	51,420	(3,346)
Westpac Banking Corp.
	Australian Dollar	Sell	4/18/12	1,722,797	1,777,517	54,720
	British Pound	Sell	4/18/12	950,331	947,256	(3,075)
	Canadian Dollar	Buy	4/18/12	352,588	359,790	(7,202)
	Euro	Sell	4/18/12	674,028	673,728	(300)
	Japanese Yen	Sell	4/18/12	1,172,544	1,202,348	29,804
	Mexican Peso	Sell	4/18/12	162,296	164,058	1,762
	New Zealand Dollar	Buy	4/18/12	2,863	2,898	(35)
	New Zealand Dollar	Sell	4/18/12	2,863	2,826	(37)
	Norwegian Krone	Buy	4/18/12	325,708	321,659	4,049
	Norwegian Krone	Sell	4/18/12	325,708	330,167	4,459
	Swedish Krona	Buy	4/18/12	11,133	10,809	324
	Swedish Krona	Sell	4/18/12	11,133	11,013	(120)

Total						$(192,425)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 3 yr (Short)	7	$777,364	Jun-12	$(1,741)
Canadian Government Bond 10 yr (Short)	32	4,210,096	Jun-12	6,914
Euro STOXX 50 Index (Short)	254	8,160,721	Jun-12	97,393
Euro-Bobl 5 yr (Long)	1	165,525	Jun-12	223
Euro-Bund 10 yr (Short)	2	369,408	Jun-12	(1,020)
Euro-CAC 40 Index (Long)	44	2,009,592	Apr-12	(71,524)
Euro-Schatz 2 yr (Short)	5	735,769	Jun-12	(83)
Euro-Swiss Franc 3 Month (Short)	17	4,702,919	Jun-12	(46,339)
Euro-Swiss Franc 3 Month (Short)	17	4,702,448	Dec-12	(62,540)
FTSE 100 Index (Short)	33	3,024,232	Jun-12	76,708
Japanese Government Bond 10 yr (Short)	1	1,715,718	Jun-12	2,411
Japanese Government Bond 10 yr Mini (Long)	10	1,715,114	Jun-12	(2,948)
MSCI EAFE Index Mini (Long)	10	770,800	Jun-12	12,080
NASDAQ 100 Index E-Mini (Short)	52	2,860,780	Jun-12	(153,088)
OMXS 30 Index (Short)	66	1,064,701	Apr-12	31,174
Russell 2000 Index Mini (Short)	62	5,131,740	Jun-12	(189,696)
S&P 500 Index (Long)	2	701,600	Jun-12	2,143
S&P 500 Index E-Mini (Long)	419	29,398,088	Jun-12	1,178,647
S&P 500 Index E-Mini (Short)	103	7,226,738	Jun-12	(203,489)
S&P Mid Cap 400 Index E-Mini (Long)	93	9,228,390	Jun-12	264,300
SGX MSCI Singapore Index (Short)	9	494,014	Apr-12	100
SPI 200 Index (Short)	10	1,125,192	Jun-12	(22,835)
Tokyo Price Index (Long)	38	3,934,517	Jun-12	82,594
Tokyo Price Index (Short)	33	3,416,818	Jun-12	(128,958)
U.K. Gilt 10 yr (Short)	2	366,318	Jun-12	(182)
U.S. Treasury Bond 30 yr (Long)	56	7,714,000	Jun-12	(196,981)
U.S. Treasury Bond Ultra 30 yr (Long)	11	1,660,656	Jun-12	(57,427)
U.S. Treasury Bond 30 yr (Short)	17	2,341,750	Jun-12	19,726
U.S. Treasury Note 2 yr (Long)	169	37,203,766	Jun-12	(21,868)
U.S. Treasury Note 2 yr (Short)	26	5,723,656	Jun-12	2,794
U.S. Treasury Note 5 yr (Long)	47	5,759,336	Jun-12	(29,831)
U.S. Treasury Note 5 yr (Short)	6	735,234	Jun-12	3,739
U.S. Treasury Note 10 yr (Short)	7	906,391	Jun-12	10,155

Total				$600,551

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $155,904) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 2022.	$1,966,000	May-12/5.51	$571,516
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 2022.	1,966,000	May-12/5.51	2

Total			$571,518

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $1,022,813) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s, April 1, 2042	$1,000,000	4/12/12	$1,026,875

Total			$1,026,875

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty /			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Barclays Bank, PLC
		$1,256,000		$—	3/15/14	0.5965%	3 month USD-LIBOR-BBA	$(504)
		349,000		—	3/15/17	3 month USD-LIBOR-BBA	1.1815%	(1,252)
		1,682,000		—	3/15/22	3 month USD-LIBOR-BBA	2.1255%	(23,176)
		210,000		—	3/26/22	2.355%	3 month USD-LIBOR-BBA	(1,312)
	Citibank, N.A.
		8,618,000		—	3/23/14	0.646%	3 month USD-LIBOR-BBA	(11,333)
		19,586,000		—	3/23/14	3 month USD-LIBOR-BBA	0.646%	25,756
		338,000		—	3/23/17	3 month USD-LIBOR-BBA	1.4259%	2,663
		5,926,000		—	3/23/17	1.4259%	3 month USD-LIBOR-BBA	(46,687)
		2,496,000		—	3/23/22	2.4285%	3 month USD-LIBOR-BBA	(33,324)
		411,000		—	3/23/42	3 month USD-LIBOR-BBA	3.1348%	7,237
	Credit Suisse International
		21,779,000		—	3/19/14	3 month USD-LIBOR-BBA	0.651%	31,709
		9,255,000		—	3/19/17	1.377%	3 month USD-LIBOR-BBA	(52,642)
		292,000		—	3/19/42	3 month USD-LIBOR-BBA	3.1405%	5,567
		1,696,000		—	3/19/22	2.388%	3 month USD-LIBOR-BBA	(16,816)
	MXN	5,250,000		—	7/21/20	1 month MXN-TIIE-BANXICO	6.895%	14,163
	Deutsche Bank AG
		$12,219,000		—	3/05/14	3 month USD-LIBOR-BBA	0.567%	(1,677)
		8,411,000		—	3/05/17	3 month USD-LIBOR-BBA	1.1673%	(31,682)
		12,434,000		—	3/05/17	1.1673%	3 month USD-LIBOR-BBA	46,835
		42,797,000		—	3/05/22	3 month USD-LIBOR-BBA	2.133%	(528,940)
		2,256,000		—	3/05/42	3 month USD-LIBOR-BBA	2.856%	(84,684)
		278,000		—	3/05/42	2.856%	3 month USD-LIBOR-BBA	10,435
	MXN	5,250,000		—	7/17/20	1 month MXN-TIIE-BANXICO	6.95%	15,794
	Goldman Sachs International
		$7,825,000		—	3/22/14	3 month USD-LIBOR-BBA	0.6345%	8,364
		16,829,000		—	3/22/22	2.413%	3 month USD-LIBOR-BBA	(202,142)
		42,340,000		—	3/22/17	1.4097%	3 month USD-LIBOR-BBA	(302,338)
		114,000		—	3/22/42	3 month USD-LIBOR-BBA	3.1405%	2,147
		1,601,000		—	3/22/42	3.1405%	3 month USD-LIBOR-BBA	(30,152)
	JPMorgan Chase Bank N.A.
		16,637,000		—	3/26/14	3 month USD-LIBOR-BBA	0.6275%	15,276
		789,000		—	3/26/17	1.3425%	3 month USD-LIBOR-BBA	(2,807)
		17,000		—	3/26/17	3 month USD-LIBOR-BBA	1.3425%	60
		146,000		—	3/26/22	2.3245%	3 month USD-LIBOR-BBA	(503)
		103,000		—	3/26/22	3 month USD-LIBOR-BBA	2.3245%	355
		1,029,000		—	3/26/42	3.0525%	3 month USD-LIBOR-BBA	(705)
	CAD	500,000		—	9/22/21	3 month CAD-BA-CDOR	2.27%	(9,974)
	JPY	56,400,000	(E)	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	14,609
	JPY	75,800,000	(E)	—	7/28/39	2.40%	6 month JPY-LIBOR-BBA	4,203
	MXN	750,000		—	7/16/20	1 month MXN-TIIE-BANXICO	6.99%	2,417
	MXN	8,485,000		—	7/30/20	6.3833%	1 month MXN-TIIE-BANXICO	252
	MXN	1,330,000		—	11/4/20	1 month MXN-TIIE-BANXICO	6.75%	2,428

	Total							$(1,172,380)
(E)	See Interest rate swap contracts note regarding extended effective dates.

	TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Upfront		Fixed payments	Total return	Unrealized
	Swap counterparty /			premium	Termination	received (paid) by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	or paid by fund	(depreciation)

	Bank of America N.A.
	shares	60,074		$—	7/30/12	3 month USD-LIBOR-BBA	Market Vectors Gold Miners ETF	$(414,757)
	Barclays Bank, PLC
		$151,180		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	2,245
		93,034		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	1,382
		1,002,438		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	14,888
		145,861		—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	2,204
		222,467		—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	288
		408,722		—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	763
		24,034		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	42
		200,461		—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	374
		36,438		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	64
		40,159		—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	75
		130,363		—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	244
		94,528		—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	177
	Citibank, N.A.
		78,780		—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	147
	baskets	55	(F)	—	2/13/13	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (CGPUTQL2) of common stocks	327,333
	units	1,214		—	2/13/13	3 month USD-LIBOR-BBA minus 0.15%	Russell 1000 Total Return Index	(215,281)
	Credit Suisse International
		$654,974		—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	232
	Goldman Sachs International
		405,298		—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	6,760
		12,974		160	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(51)
	JPMorgan Chase Bank N.A.
	shares	122,265		—	10/22/12	(3 month USD-LIBOR-BBA plus 0.04%)	iShares MSCI Emerging Markets Index	139,352

	Total							$(133,519)
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (”ASC 820”) based on the securities' valuation inputs.

	CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

			Upfront				Fixed payments
			premium			Termi-	received	Unrealized
	Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

	Barclays Bank, PLC
	DJ CDX NA IG Series 17 Index	BBB+/P	$11,881		$1,200,000	12/20/16	100 bp	$19,913
	DJ CDX NA IG Series 17 Index	BBB+/P	5,931		545,000	12/20/16	100 bp	9,579
	Barclays Bank, PLC
	DJ CDX NA HY Series 18 Index	B+/P	4,725		180,000	6/20/17	500 bp	(432)
	Credit Suisse International
	DJ CDX NA HY Series 18 Index	B+/P	154,350		4,410,000	6/20/17	500 bp	27,389
	Deutsche Bank AG
	DJ CDX NA HY Series 18 Index	B+/P	194,066		7,393,000	6/20/17	500 bp	(17,746)
	DJ CDX NA IG Series 17 Index	BBB+/P	1,120		120,000	12/20/16	100 bp	1,923
	Smurfit Kappa Funding, 7 3/4%, 4/1/15	B1	—	EUR	90,000	9/20/13	715 bp	11,742
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	125,000	9/20/13	477 bp	9,067
	Virgin Media Finance PLC, 8 3/4%, 4/15/14	BB-	—	EUR	125,000	9/20/13	535 bp	10,517
	Goldman Sachs International
	CSC Holdings, Inc., 7 5/8%, 7/15/18	Ba3	—		$65,000	9/20/13	495 bp	3,121
	JPMorgan Chase Bank NA
	DJ CDX NA HY Series 18 Index	B+/P	78,278		2,982,000	6/20/17	500 bp	(6,609)

	Total							$68,464

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at March 31, 2012. Securities rated by Putnam are indicated by “/P.”

Key to holding's currency abbreviations
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
USD / $	United States Dollar
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $221,197,375.
(b)	The aggregate identified cost on a tax basis is $248,583,289, resulting in gross unrealized appreciation and depreciation of $19,973,589 and $4,093,255, respectively, or net unrealized appreciation of $15,880,334.
(NON)	Non-income-producing security.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $22,593, or less than 0.1% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $15,562,636.
The fund received cash collateral of $16,015,142, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $7,875 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $11,711,068 and $7,932,760, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $98,598,336 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
Outstanding contracts on written options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period. The fund did not have any activity on purchased options contracts during the reporting period.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $26,300,000 on total return swap contracts for the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Credit default contracts: The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, is recorded as a liability on the fund’s books. An upfront payment made by the fund, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.
Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.Collateral posted to the fund which cannot be sold or repledged totaled $112,608 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,637,407 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $2,112,441.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$6,521,592	$—	$—
Capital goods	6,800,665	—	—
Communication services	5,042,227	—	—
Conglomerates	2,782,977	—	—
Consumer cyclicals	13,381,014	34	1
Consumer staples	10,714,541	—	644
Energy	10,901,484	28,170	—
Financials	17,937,464	—	—
Health care	12,627,779	—	—
Technology	20,526,266	—	—
Transportation	1,210,651	—	—
Utilities and power	3,436,710	—	—
Total common stocks	111,883,370	28,204	645
Asset-backed securities	—	1,359,317	—
Commodity linked notes	—	672,286	—
Convertible bonds and notes	—	80,300	—
Convertible preferred stocks	—	94,070	1
Corporate bonds and notes	—	36,691,251	20,189
Foreign government bonds and notes	—	6,847,081	—
Investment Companies	1,912,623	—	—
Mortgage-backed securities	—	7,601,752	—
Municipal bonds and notes	—	72,922	—
Preferred stocks	—	127,846	—
Senior loans	—	338,013	—
U.S. Government and Agency Mortgage Obligations	—	27,816,596	—
U.S. Treasury Obligations	—	21,272	—
Warrants	—	—	1,904
Short-term investments	37,923,762	30,970,219	—

Totals by level	$151,719,755	$112,721,129	$22,739

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(192,425)	$—
Futures contracts	600,551	—	—
Written options	—	(571,518)	—
TBA sale commitments	—	(1,026,875)	—
Interest rate swap contracts	—	(1,172,380)	—
Total return swap contracts	—	(133,679)	—
Credit default contracts	—	(381,887)	—

Totals by level	$600,551	$(3,478,764)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$46,930	$428,817
Foreign exchange contracts	483,376	675,801
Equity contracts	2,213,728	1,399,628
Interest rate contracts	286,117	2,375,339

Total	$3,030,151	$4,879,585

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Global Equity Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (98.0%)(a)
			Shares	Value

Aerospace and defense (1.5%)

Embraer SA ADR (Brazil)(S)			28,700	$917,826

MTU Aero Engines Holding AG (Germany)			17,111	1,378,156

Precision Castparts Corp.			4,900	847,210

				3,143,192
Air freight and logistics (0.6%)

FedEx Corp.			14,000	1,287,440

				1,287,440
Auto components (0.5%)

Johnson Controls, Inc.(S)			31,900	1,036,112

				1,036,112
Automobiles (3.9%)

Dongfeng Motor Group Co., Ltd. (China)			528,000	953,256

Fiat SpA (Italy)(S)			345,529	2,031,347

Ford Motor Co.			128,900	1,609,961

Nissan Motor Co., Ltd. (Japan)			275,400	2,931,345

Porsche Automobil Holding SE (Preference) (Germany)			14,164	835,906

				8,361,815
Beverages (1.6%)

Anheuser-Busch InBev NV (Belgium)			30,980	2,263,401

Coca-Cola Enterprises, Inc.			39,593	1,132,360

				3,395,761
Building products (0.5%)

Owens Corning, Inc.(NON)(S)			29,900	1,077,297

				1,077,297
Capital markets (3.5%)

Blackstone Group LP (The)			66,900	1,066,386

Charles Schwab Corp. (The)(S)			115,100	1,653,987

Deutsche Bank AG (Germany)(S)			32,500	1,618,175

Morgan Stanley			103,600	2,034,704

State Street Corp.(S)			25,200	1,146,600

				7,519,852
Chemicals (5.4%)

Agrium, Inc. (Canada)			13,700	1,182,448

CF Industries Holdings, Inc.(S)			17,300	3,159,845

Lanxess AG (Germany)			22,599	1,868,094

Monsanto Co.			43,600	3,477,536

Potash Corp. of Saskatchewan, Inc. (Canada)			39,300	1,795,617

				11,483,540
Commercial banks (6.7%)

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)			133,115	1,059,354

China Construction Bank Corp. (China)			1,175,000	907,856

PNC Financial Services Group, Inc.			17,200	1,109,228

Sberbank of Russia ADR (Russia)(NON)			176,273	2,263,345

Standard Chartered PLC (United Kingdom)			23,453	585,204

Turkiye Vakiflar Bankasi Tao (Turkey)			490,598	930,383

UniCredit SpA (Italy)			286,216	1,433,764

Wells Fargo & Co.			174,002	5,940,428

				14,229,562
Communications equipment (1.4%)

Cisco Systems, Inc.			75,100	1,588,365

Qualcomm, Inc.			19,000	1,292,380

				2,880,745
Computers and peripherals (2.1%)

Apple, Inc.(NON)(S)			3,700	2,218,039

Asustek Computer, Inc. (Taiwan)			110,500	1,042,682

Gemalto NV (Netherlands)			16,724	1,103,864

				4,364,585
Construction and engineering (0.8%)

Empresas ICA SAB de CV ADR (Mexico)(NON)			100,100	760,760

KBR, Inc.			24,700	878,085

				1,638,845
Consumer finance (0.8%)

Capital One Financial Corp.			32,000	1,783,680

				1,783,680
Diversified financial services (2.9%)

Citigroup, Inc.			40,800	1,491,240

JPMorgan Chase & Co.			82,000	3,770,360

ORIX Corp. (Japan)			9,900	944,908

				6,206,508
Diversified telecommunication services (3.1%)

CenturyLink, Inc.			29,300	1,132,445

Nippon Telegraph & Telephone (NTT) Corp. (Japan)			58,100	2,635,804

Verizon Communications, Inc.			65,600	2,507,888

Ziggio NV (Netherlands)			9,442	294,545

				6,570,682
Electrical equipment (0.9%)

Mitsubishi Electric Corp. (Japan)			207,000	1,830,663

				1,830,663
Electronic equipment, instruments, and components (1.2%)

Hon Hai Precision Industry Co., Ltd. (Taiwan)			352,000	1,365,566

TE Connectivity, Ltd. (Switzerland)			33,000	1,212,750

				2,578,316
Energy equipment and services (2.9%)

Baker Hughes, Inc.(S)			43,600	1,828,584

National Oilwell Varco, Inc.(S)			29,500	2,344,365

Oceaneering International, Inc.			20,440	1,101,512

Oil States International, Inc.(NON)(S)			12,700	991,362

				6,265,823
Food and staples retail (2.0%)

Jeronimo Martins, SGPS, SA (Portugal)(NON)			47,867	975,159

Lawson, Inc. (Japan)			34,800	2,190,504

Wal-Mart Stores, Inc.			18,400	1,126,080

				4,291,743
Food products (1.4%)

Danone (France)			18,480	1,289,026

Kerry Group PLC Class A (Ireland)			16,728	774,161

Post Holdings, Inc.(NON)			24,600	810,078

				2,873,265
Gas utilities (0.5%)

Tokyo Gas Co., Ltd. (Japan)			250,000	1,177,963

				1,177,963
Health-care equipment and supplies (1.9%)

Covidien PLC (Ireland)			21,800	1,192,024

Edwards Lifesciences Corp.(NON)(S)			14,900	1,083,677

Olympus Corp. (Japan)			45,000	736,136

Stryker Corp.(S)			19,500	1,081,860

				4,093,697
Health-care providers and services (4.2%)

Aetna, Inc.			63,400	3,180,144

Express Scripts Holding Co.(NON)			48,800	2,643,984

UnitedHealth Group, Inc.			51,300	3,023,622

				8,847,750
Hotels, restaurants, and leisure (2.5%)

Carnival PLC (United Kingdom)			33,309	1,064,490

Compass Group PLC (United Kingdom)			243,537	2,553,419

Home Inns & Hotels Management, Inc. ADR (China)(NON)(S)			32,300	823,973

TUI Travel PLC (United Kingdom)			295,889	929,038

				5,370,920
Household durables (1.9%)

Lennar Corp.			38,000	1,032,840

Persimmon PLC (United Kingdom)			25,289	258,879

PulteGroup, Inc.(NON)			104,100	921,285

Standard Pacific Corp.(NON)(S)			201,200	897,352

Toll Brothers, Inc.(NON)(S)			36,300	870,837

				3,981,193
Independent power producers and energy traders (0.5%)

Electric Power Development Co. (Japan)			38,300	1,038,362

				1,038,362
Industrial conglomerates (0.8%)

Tyco International, Ltd.			29,000	1,629,220

				1,629,220
Insurance (2.7%)

Aflac, Inc.			30,800	1,416,492

AIA Group, Ltd. (Hong Kong)			304,800	1,116,670

Aon PLC (United Kingdom)			20,800	1,020,448

AXA SA (France)			61,857	1,025,458

Marsh & McLennan Cos., Inc.			37,200	1,219,788

				5,798,856
Internet and catalog retail (2.1%)

Amazon.com, Inc.(NON)			9,500	1,923,845

CafePress, Inc.(NON)			462	8,778

HomeAway, Inc.(NON)			52,200	1,324,314

Priceline.com, Inc.(NON)			1,800	1,291,500

				4,548,437
Internet software and services (2.0%)

Baidu, Inc. ADR (China)(NON)			7,400	1,078,698

Telecity Group PLC (United Kingdom)(NON)			191,711	2,259,951

Tencent Holdings, Ltd. (China)			30,900	861,876

				4,200,525
IT Services (1.2%)

Accenture PLC Class A(S)			39,700	2,560,650

				2,560,650
Leisure equipment and products (0.4%)

Sankyo Co., Ltd. (Japan)			16,700	819,162

				819,162
Machinery (0.4%)

Fiat Industrial SpA (Italy)(NON)			80,334	857,131

				857,131
Metals and mining (1.5%)

Fortescue Metals Group, Ltd. (Australia)			205,400	1,236,156

Newcrest Mining, Ltd. (Australia)			62,624	1,925,313

				3,161,469
Oil, gas, and consumable fuels (10.0%)

Apache Corp.			10,800	1,084,752

BG Group PLC (United Kingdom)			234,513	5,431,507

Cabot Oil & Gas Corp. Class A			24,600	766,782

Canadian Natural Resources, Ltd. (Canada)			29,000	962,220

Gazprom OAO (Russia)(NON)			381,668	2,357,819

Inpex Corp. (Japan)			250	1,688,414

Marathon Oil Corp.			45,300	1,436,010

Noble Energy, Inc.			14,200	1,388,476

Origin Energy, Ltd. (Australia)			91,815	1,269,672

Royal Dutch Shell PLC Class A (United Kingdom)			93,219	3,263,561

Tullow Oil PLC (United Kingdom)			64,413	1,573,248

				21,222,461
Personal products (0.4%)

Avon Products, Inc.			44,900	869,264

				869,264
Pharmaceuticals (5.2%)

Astellas Pharma, Inc. (Japan)			57,700	2,370,182

Pfizer, Inc.			193,803	4,391,576

Sanofi (France)			40,009	3,107,152

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			26,100	1,176,066

				11,044,976
Real estate management and development (1.5%)

CBRE Group, Inc.(NON)			54,700	1,091,812

Hongkong Land Holdings, Ltd. (Hong Kong)			192,000	1,115,520

Hysan Development Co., Ltd. (Hong Kong)			234,000	937,139

				3,144,471
Road and rail (0.3%)

Localiza Rent a Car SA (Brazil)			37,800	695,763

				695,763
Semiconductors and semiconductor equipment (2.9%)

Advanced Micro Devices, Inc.(NON)(S)			124,500	998,490

Samsung Electronics Co., Ltd. (South Korea)			2,044	2,300,075

SK Hynix, Inc. (South Korea)			63,500	1,639,270

Texas Instruments, Inc.			38,000	1,277,180

				6,215,015
Software (2.0%)

Konami Corp. (Japan)			54,600	1,547,561

Nuance Communications, Inc.(NON)(S)			43,400	1,110,172

Salesforce.com, Inc.(NON)(S)			10,800	1,668,708

				4,326,441
Specialty retail (3.9%)

Best Buy Co., Inc.(S)			32,700	774,336

Cia Hering (Brazil)			47,900	1,237,221

Industria de Diseno Textil (Inditex) SA (Spain)			23,200	2,222,242

Kingfisher PLC (United Kingdom)			289,997	1,422,629

Lowe's Cos., Inc.			56,900	1,785,522

Yamada Denki Co., Ltd. (Japan)			13,610	850,111

				8,292,061
Textiles, apparel, and luxury goods (0.6%)

Hanesbrands, Inc.(NON)(S)			41,800	1,234,772

				1,234,772
Tobacco (3.1%)

Japan Tobacco, Inc. (Japan)			392	2,206,983

Lorillard, Inc.			7,900	1,022,892

Philip Morris International, Inc.			38,900	3,446,929

				6,676,804
Trading companies and distributors (1.2%)

W.W. Grainger, Inc.(S)			11,600	2,491,796

				2,491,796
Wireless telecommunication services (0.6%)

Vodafone Group PLC ADR (United Kingdom)			46,200	1,278,354

				1,278,354

Total common stocks (cost $182,890,128)				$208,396,939

WARRANTS (0.3%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

LIC Housing Finance, Ltd. 144A (India)	6/3/14	$0.000001	110,558	$571,507

Total warrants (cost $503,092)				$571,507

SHORT-TERM INVESTMENTS (12.2%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)			25,230,525	$25,230,525

Putnam Money Market Liquidity Fund 0.11%(e)			32,787	32,787

SSgA Prime Money Market Fund 0.12%(P)			240,000	240,000

U.S. Treasury Bills with an effective yield of 0.171%, March 7, 2013(SEGSF)			$100,000	99,840

U.S. Treasury Bills with an effective yield of 0.079%, June 28, 2012(SEGSF)			120,000	119,980

U.S. Treasury Bills with effective yields ranging from 0.088% to 0.127%, May 3, 2012(SEGSF)			159,000	158,982

U.S. Treasury Bills with effective yields ranging from 0.068% to 0.072%, July 26, 2012(SEGSF)			121,000	120,968

Total short-term investments (cost $26,003,080)				$26,003,082

TOTAL INVESTMENTS

Total investments (cost $209,396,300)(b)				$234,971,528

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $125,529,905) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Sell	4/18/12	$3,902,042	$4,057,386	$155,344
	British Pound	Sell	4/18/12	136,424	136,025	(399)
	Canadian Dollar	Sell	4/18/12	632,614	640,055	7,441
	Euro	Sell	4/18/12	1,368,997	1,368,448	(549)
	Norwegian Krone	Sell	4/18/12	840,412	851,847	11,435
	Swedish Krona	Buy	4/18/12	147,782	144,761	3,021
	Swedish Krona	Sell	4/18/12	147,782	146,299	(1,483)
	Swiss Franc	Buy	4/18/12	1,318,930	1,314,459	4,471
Barclays Bank PLC
	British Pound	Sell	4/18/12	997,352	994,118	(3,234)
	Euro	Sell	4/18/12	959,525	959,126	(399)
	Hong Kong Dollar	Sell	4/18/12	1,611,163	1,612,472	1,309
	Japanese Yen	Buy	4/18/12	1,168,831	1,192,120	(23,289)
	Norwegian Krone	Buy	4/18/12	16,848	17,087	(239)
	Swedish Krona	Buy	4/18/12	748,775	741,188	7,587
	Swiss Franc	Buy	4/18/12	226,248	226,171	77
Citibank, N.A.
	Australian Dollar	Buy	4/18/12	1,200,581	1,248,261	(47,680)
	British Pound	Buy	4/18/12	1,604,464	1,599,392	5,072
	Canadian Dollar	Buy	4/18/12	1,116,997	1,130,279	(13,282)
	Danish Krone	Buy	4/18/12	791,228	784,549	6,679
	Euro	Buy	4/18/12	3,699,385	3,697,320	2,065
	Hong Kong Dollar	Sell	4/18/12	1,172,184	1,173,178	994
	Norwegian Krone	Sell	4/18/12	643,081	652,208	9,127
	Singapore Dollar	Sell	4/18/12	485,428	487,653	2,225
	Swedish Krona	Sell	4/18/12	243,388	240,999	(2,389)
	Swiss Franc	Buy	4/18/12	4,850,368	4,834,567	15,801
Credit Suisse AG
	Australian Dollar	Sell	4/18/12	241,874	251,510	9,636
	British Pound	Sell	4/18/12	819,185	816,831	(2,354)
	Canadian Dollar	Buy	4/18/12	913,342	923,911	(10,569)
	Euro	Buy	4/18/12	1,876,768	1,875,896	872
	Japanese Yen	Buy	4/18/12	803,993	820,003	(16,010)
	Norwegian Krone	Buy	4/18/12	2,695,401	2,732,392	(36,991)
	Swedish Krona	Buy	4/18/12	19,653	19,450	203
	Swedish Krona	Sell	4/18/12	19,653	19,080	(573)
	Swiss Franc	Buy	4/18/12	1,025,206	1,021,539	3,667
Deutsche Bank AG
	Australian Dollar	Sell	4/18/12	3,288,515	3,414,569	126,054
	British Pound	Sell	4/18/12	762,088	759,655	(2,433)
	Canadian Dollar	Buy	4/18/12	1,276,554	1,291,314	(14,760)
	Euro	Buy	4/18/12	2,989,145	2,987,790	1,355
	Swedish Krona	Buy	4/18/12	349,236	345,575	3,661
	Swedish Krona	Sell	4/18/12	349,236	342,093	(7,143)
	Swiss Franc	Buy	4/18/12	309,900	308,843	1,057
	Swiss Franc	Sell	4/18/12	309,900	307,904	(1,996)
Goldman Sachs International
	Australian Dollar	Buy	4/18/12	1,413,810	1,470,355	(56,545)
	British Pound	Sell	4/18/12	56,457	56,277	(180)
	Euro	Buy	4/18/12	582,864	582,648	216
	Japanese Yen	Sell	4/18/12	2,497,162	2,546,950	49,788
	Norwegian Krone	Sell	4/18/12	3,978,824	4,032,998	54,174
	Swedish Krona	Sell	4/18/12	144,066	143,799	(267)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/18/12	3,845,477	3,991,281	145,804
	British Pound	Buy	4/18/12	2,669,628	2,661,665	7,963
	Euro	Sell	4/18/12	3,883,714	3,878,838	(4,876)
	Hong Kong Dollar	Sell	4/18/12	1,134,181	1,135,127	946
	Norwegian Krone	Buy	4/18/12	2,165,569	2,196,500	(30,931)
	Swiss Franc	Buy	4/18/12	561,963	558,344	3,619
	Swiss Franc	Sell	4/18/12	561,963	560,133	(1,830)
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	4/18/12	5,739,106	5,968,557	(229,451)
	British Pound	Sell	4/18/12	811,188	808,604	(2,584)
	Canadian Dollar	Sell	4/18/12	1,026,895	1,039,322	12,427
	Euro	Sell	4/18/12	3,550,802	3,549,165	(1,637)
	Hong Kong Dollar	Buy	4/18/12	1,138,560	1,137,364	1,196
	Japanese Yen	Sell	4/18/12	772,681	806,758	34,077
	Norwegian Krone	Buy	4/18/12	182,887	185,315	(2,428)
	Singapore Dollar	Buy	4/18/12	1,950,861	1,959,489	(8,628)
	Swedish Krona	Buy	4/18/12	35,152	34,262	890
	Swedish Krona	Sell	4/18/12	35,152	34,769	(383)
	Swiss Franc	Sell	4/18/12	2,144,923	2,137,475	(7,448)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/12	5,080,906	5,276,304	(195,398)
	British Pound	Sell	4/18/12	990,315	985,672	(4,643)
	Canadian Dollar	Buy	4/18/12	1,517,793	1,535,653	(17,860)
	Euro	Buy	4/18/12	969,128	969,154	(26)
	Israeli Shekel	Buy	4/18/12	297,680	289,730	7,950
	Japanese Yen	Sell	4/18/12	2,683,818	2,739,150	55,332
	Swedish Krona	Buy	4/18/12	519,965	514,253	5,712
	Swiss Franc	Buy	4/18/12	601,850	600,009	1,841
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/18/12	361,518	375,925	14,407
	Canadian Dollar	Buy	4/18/12	1,704,310	1,724,750	(20,440)
	Euro	Sell	4/18/12	2,215,816	2,214,709	(1,107)
	Israeli Shekel	Buy	4/18/12	297,653	289,462	8,191
	Norwegian Krone	Sell	4/18/12	878,021	890,721	12,700
	Swedish Krona	Buy	4/18/12	1,653,203	1,637,093	16,110
UBS AG
	Australian Dollar	Sell	4/18/12	235,256	244,581	9,325
	British Pound	Buy	4/18/12	323,708	322,642	1,066
	Canadian Dollar	Buy	4/18/12	332,744	336,642	(3,898)
	Euro	Sell	4/18/12	1,959,730	1,958,680	(1,050)
	Israeli Shekel	Sell	4/18/12	988,675	963,533	(25,142)
	Norwegian Krone	Buy	4/18/12	2,259,496	2,291,239	(31,743)
	Swedish Krona	Buy	4/18/12	66,300	64,947	1,353
	Swedish Krona	Sell	4/18/12	66,300	65,625	(675)
	Swiss Franc	Buy	4/18/12	1,704,615	1,698,874	5,741
Westpac Banking Corp.
	Australian Dollar	Buy	4/18/12	1,482,164	1,538,239	(56,075)
	British Pound	Sell	4/18/12	1,042,134	1,038,761	(3,373)
	Canadian Dollar	Buy	4/18/12	1,453,649	1,470,450	(16,801)
	Euro	Sell	4/18/12	1,784,470	1,759,505	(24,965)
	Japanese Yen	Sell	4/18/12	1,734,474	1,769,284	34,810

Total						$(71,365)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $212,615,877.
(b)	The aggregate identified cost on a tax basis is $209,572,881, resulting in gross unrealized appreciation and depreciation of $29,514,247 and $4,115,600, respectively, or net unrealized appreciation of $25,398,647.
(NON)	Non-income-producing security.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $24,639,426. Certain of these securities were sold prior to the close of the reporting period.
	The fund received cash collateral of $25,230,525, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $181 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $15,264,737 and $15,985,226, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $736,937 to cover certain derivatives contracts.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	DIVERSIFICATION BY COUNTRY *

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	50.1%
	Japan	11.0
	United Kingdom	10.3
	Germany	2.7
	France	2.6
	China	2.2
	Russia	2.2
	Australia	2.1
	Italy	2.1
	Canada	1.9
	South Korea	1.9
	Spain	1.6
	Hong Kong	1.5
	Brazil	1.4
	Taiwan	1.1
	Belgium	1.1
	Ireland	0.9
	Netherlands	0.7
	Switzerland	0.6
	Israel	0.6
	Portugal	0.5
	Other	0.9

	Total	100.0%
	* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $236,722 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $554,183 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $369,807.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$33,644,472	$—	$—
Consumer staples	18,106,837	—	—
Energy	27,488,284	—	—
Financials	38,682,929	—	—
Health care	23,986,423	—	—
Industrials	14,651,347	—	—
Information technology	27,126,277	—	—
Materials	14,645,009	—	—
Telecommunication services	7,849,036	—	—
Utilities	2,216,325	—	—
Total common stocks	208,396,939	—	—
Warrants	—	571,507	—
Short-term investments	272,787	25,730,295	—

Totals by level	$208,669,726	$26,301,802	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(71,365)	$—

Totals by level	$—	$(71,365)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$864,791	$936,156
Equity contracts	571,507	—

Total	$1,436,298	$936,156

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Global Health Care Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (98.0%)(a)
	Shares	Value

Biotechnology (18.8%)

Achillion Pharmaceuticals, Inc.(NON)	9,500	$91,010

Acorda Therapeutics, Inc.(NON)	21,700	576,135

Actelion NV (Switzerland)(NON)	8,348	305,178

Affymax, Inc.(NON)(S)	91,300	1,071,862

Amarin Corp. PLC ADR (Ireland)(NON)(S)	30,300	342,996

Amgen, Inc.	12,455	846,815

Amicus Therapeutics, Inc.(NON)(S)	42,958	226,818

Amylin Pharmaceuticals, Inc.(NON)	30,900	771,264

Anthera Pharmaceuticals, Inc.(NON)	14,457	31,950

Ariad Pharmaceuticals, Inc.(NON)	21,697	346,067

Arqule, Inc.(NON)	62,995	441,595

AVEO Pharmaceuticals, Inc.(NON)	32,485	403,139

BioMarin Pharmaceuticals, Inc.(NON)(S)	31,600	1,082,300

Celgene Corp.(NON)	53,400	4,139,568

ChemoCentryx, Inc.(NON)	19,112	203,734

Codexis, Inc.(NON)	29,178	106,500

Dendreon Corp.(NON)(S)	124,100	1,322,286

Dyax Corp.(NON)	107,156	167,163

Human Genome Sciences, Inc.(NON)(S)	86,100	709,464

Merrimack Pharmaceuticals, Inc.	28,666	177,443

Neurocrine Biosciences, Inc.(NON)	26,340	209,930

OncoGenex Pharmaceutical, Inc.(NON)	4,800	63,792

Onyx Pharmaceuticals, Inc.(NON)	12,600	474,768

Pharmacyclics, Inc.(NON)	29,700	824,472

Spectrum Pharmaceuticals, Inc.(NON)(S)	58,100	733,803

Synageva BioPharma Corp.(NON)	2,866	102,803

Synta Pharmaceuticals Corp.(NON)(S)	96,100	418,035

Threshold Pharmaceuticals, Inc.(NON)	7,700	67,760

United Therapeutics Corp.(NON)(S)	53,400	2,516,742

Verastem, Inc.(S)	38,014	415,493

Vertex Pharmaceuticals, Inc.(NON)	13,400	549,534

		19,740,419
Food and staples retail (1.9%)

CVS Caremark Corp.	43,900	1,966,720

		1,966,720
Health-care equipment and supplies (14.6%)

Baxter International, Inc.	79,900	4,776,422

CareFusion Corp.(NON)	8,100	210,033

China Kanghui Holdings, Inc. ADR (China)(NON)(S)	10,210	194,092

China Medical Technologies, Inc. ADR (China)(NON)(S)	99,000	314,820

Covidien PLC (Ireland)	83,100	4,543,908

ICU Medical, Inc.(NON)(S)	2,200	108,152

Medtronic, Inc.	33,600	1,316,784

Microport Scientific Corp. (China)	72,000	33,749

OraSure Technologies, Inc.(NON)	15,700	180,393

Smith & Nephew PLC (United Kingdom)	32,107	325,335

St. Jude Medical, Inc.	25,400	1,125,474

Stryker Corp.(S)	24,800	1,375,904

West Pharmaceutical Services, Inc.(S)	20,200	859,106

Zimmer Holdings, Inc.(NON)	487	31,046

		15,395,218
Health-care providers and services (16.2%)

Aetna, Inc.(S)	110,600	5,547,696

AmerisourceBergen Corp.	52,300	2,075,264

Cardinal Health, Inc.	9,200	396,612

CIGNA Corp.	62,800	3,092,900

Coventry Health Care, Inc.(NON)	17,900	636,703

Express Scripts Holding Co.	24,300	1,316,574

Fresenius Medical Care AG & Co. KGaA (Germany)	8,036	569,534

Fresenius Medical Care AG & Co., KGaA ADR (Germany)	2,213	156,348

McKesson Corp.	4,159	365,035

Medco Health Solutions, Inc.(NON)	11,000	773,300

Quest Diagnostics, Inc.(S)	6,700	409,705

Sinopharm Group Co. (China)	34,800	97,245

WellPoint, Inc.	22,500	1,660,500

		17,097,416
Health-care technology (0.2%)

MedAssets, Inc.(NON)	17,700	232,932

		232,932
Life sciences tools and services (5.0%)

Agilent Technologies, Inc.(NON)	5,800	258,158

Complete Genomics, Inc.(NON)(S)	26,000	73,320

Life Technologies Corp.(NON)	45,900	2,240,838

Sequenom, Inc.(NON)	29,600	120,472

ShangPharma Corp. ADR (China)(NON)	55,112	446,407

Thermo Fisher Scientific, Inc.(NON)	27,800	1,567,364

WuXi PharmaTech (Cayman), Inc. ADR (China)(NON)	36,858	530,755

		5,237,314
Personal products (0.2%)

Synutra International, Inc.(NON)(S)	37,276	219,183

		219,183
Pharmaceuticals (41.1%)

Abbott Laboratories(S)	52,900	3,242,241

Astellas Pharma, Inc. (Japan)	34,300	1,408,965

Auxilium Pharmaceuticals, Inc.(NON)	122,400	2,272,968

Bayer AG (Germany)	2,790	196,247

Cempra, Inc.(NON)	28,743	217,010

Endocyte, Inc.(NON)	25,600	127,488

GlaxoSmithKline PLC (United Kingdom)	153,841	3,436,352

Hospira, Inc.(NON)(S)	12,095	452,232

Johnson & Johnson	110,900	7,314,964

Merck & Co., Inc.	111,300	4,273,920

Mitsubishi Tanabe Pharma (Japan)	22,200	311,395

Novartis AG (Switzerland)	65,286	3,613,259

Pfizer, Inc.	400,915	9,084,734

Sanofi (France)	38,476	2,988,097

Sanofi CVR (France)(NON)	238,700	322,245

Sihuan Pharmaceutical Holdings Group, Ltd. (China)	204,000	79,598

Somaxon Pharmaceuticals, Inc.(NON)(S)	211,300	109,876

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	45,106	2,032,476

Warner Chilcott PLC Class A (Ireland)(NON)	10,000	168,100

Watson Pharmaceuticals, Inc.(NON)	24,000	1,609,440

		43,261,607

Total common stocks (cost $87,693,021)		$103,150,809

SHORT-TERM INVESTMENTS (15.6%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	13,824,267	$13,824,267

Putnam Money Market Liquidity Fund 0.11%(e)	2,019,230	2,019,230

U.S. Treasury Bills with an effective yield of 0.100%, January 10, 2013(SEGSF)	$70,000	69,912

U.S. Treasury Bills with effective yields ranging from 0.090% to 0.105%, November 15, 2012(SEGSF)	270,000	269,779

U.S. Treasury Bills with effective yields ranging from 0.102% to 0.104%, October 18, 2012	170,000	169,878

U.S. Treasury Bills with an effective yield of 0.072%, July 26, 2012	10,000	9,997

Total short-term investments (cost $16,363,181)		$16,363,063

TOTAL INVESTMENTS

Total investments (cost $104,056,202)(b)		$119,513,872

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $14,029,740) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Euro	Buy	4/18/12	$3,598,684	$3,597,242	$1,442
Citibank, N.A.
	British Pound	Buy	4/18/12	3,219,483	3,209,306	10,177
	Danish Krone	Buy	4/18/12	1,680,522	1,666,335	14,187
Credit Suisse AG
	Japanese Yen	Buy	4/18/12	2,080,278	2,121,702	(41,424)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/12	1,863,020	1,933,656	(70,636)
JPMorgan Chase Bank, N.A.
	Swiss Franc	Buy	4/18/12	1,506,731	1,501,499	5,232

Total						$(81,022)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $105,223,610.
(b)	The aggregate identified cost on a tax basis is $104,726,726, resulting in gross unrealized appreciation and depreciation of $23,577,681 and $8,790,535, respectively, or net unrealized appreciation of $14,787,146.
(NON)	Non-income-producing security.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $13,454,347.
	The fund received cash collateral of $13,824,267, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $510 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,511,736 and $4,529,730, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $122,093 to cover certain derivatives contracts.
	DIVERSIFICATION BY COUNTRY *

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	78.8%
	Ireland	4.8
	Switzerland	3.7
	United Kingdom	3.6
	France	3.1
	Israel	1.9
	Japan	1.6
	China	1.6
	Germany	0.9

	Total	100.0%
	* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies, (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $112,060 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $109,880.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer staples	$2,185,903	$—	$—
Health care	100,964,906	—	—
Total common stocks	103,150,809	—	—
Short-term investments	2,019,230	14,343,833	—

Totals by level	$105,170,039	$14,343,833	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(81,022)	$—

Totals by level	$—	$(81,022)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$31,038	$112,060

Total	$31,038	$112,060

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Global Utilities Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (97.5%)(a)
	Shares	Value

Electric utilities (37.0%)

American Electric Power Co., Inc.	34,394	$1,326,921

E.ON AG (Germany)	261,487	6,263,462

EDF (France)	73,255	1,671,650

Edison International	159,094	6,763,086

Energias de Portugal (EDP) SA (Portugal)	413,989	1,204,211

Entergy Corp.(S)	49,914	3,354,221

Exelon Corp.	44,600	1,748,766

FirstEnergy Corp.	108,000	4,923,720

Great Plains Energy, Inc.(S)	124,400	2,521,588

Iberdrola SA (Spain)	211,005	1,197,993

ITC Holdings Corp.	16,500	1,269,510

Kyushu Electric Power Co., Inc. (Japan)	134,800	1,920,130

Northeast Utilities	13,804	512,404

NV Energy, Inc.	216,962	3,497,427

Pinnacle West Capital Corp.	5,297	253,726

PPL Corp.(S)	64,047	1,809,968

SSE PLC (United Kingdom)	193,488	4,113,046

		44,351,829
Gas utilities (7.3%)

China Resources Gas Group, Ltd. (China)	624,000	1,194,074

Questar Corp.	30,000	577,800

Snam SpA (Italy)	296,196	1,424,502

Tokyo Gas Co., Ltd. (Japan)	1,049,000	4,942,733

UGI Corp.(S)	24,400	664,900

		8,804,009
Independent power producers and energy traders (16.5%)

AES Corp. (The)(NON)	416,235	5,440,191

Calpine Corp.(NON)	334,556	5,757,709

Electric Power Development Co. (Japan)	162,000	4,392,026

International Power PLC (United Kingdom)	634,848	4,112,532

		19,702,458
Multi-utilities (29.3%)

Alliant Energy Corp.	23,958	1,037,861

Ameren Corp.	196,171	6,391,251

Centrica PLC (United Kingdom)	1,018,595	5,154,927

Dominion Resources, Inc.	36,600	1,874,286

GDF Suez (France)	132,461	3,421,966

National Grid PLC (United Kingdom)	470,418	4,744,097

National Grid PLC ADR (United Kingdom)(S)	80,000	4,038,400

OGE Energy Corp.	17,600	941,600

PG&E Corp.(S)	122,399	5,313,341

Sempra Energy	28,537	1,711,079

Wisconsin Energy Corp.(S)	14,608	513,909

		35,142,717
Oil, gas, and consumable fuels (3.1%)

EQT Corp.	25,500	1,229,355

Origin Energy, Ltd. (Australia)	175,471	2,426,517

		3,655,872
Water utilities (4.3%)

American Water Works Co., Inc.	68,612	2,334,866

Severn Trent PLC (United Kingdom)	50,331	1,242,989

United Utilities Group PLC (United Kingdom)	157,753	1,517,741

		5,095,596

Total common stocks (cost $99,007,706)		$116,752,481

CONVERTIBLE PREFERRED STOCKS (1.9%)(a)
	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	11,115	$680,016

PPL Corp. $4.75 cv. pfd.	28,398	1,536,048

Total convertible preferred stocks (cost $2,165,745)		$2,216,064

SHORT-TERM INVESTMENTS (12.0%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	13,699,000	$13,699,000

Putnam Money Market Liquidity Fund 0.11%(e)	451,757	451,757

U.S. Treasury Bills with an effective yield of 0.094%, December 13, 2012(SEGSF)	$10,000	9,990

U.S. Treasury Bills with an effective yield of 0.091%, November 15, 2012(SEGSF)	60,000	59,951

U.S. Treasury Bills with an effective yield of 0.105%, October 18, 2012(SEGSF)	117,000	116,916

Total short-term investments (cost $14,337,647)		$14,337,614

TOTAL INVESTMENTS

Total investments (cost $115,511,098)(b)		$133,306,159

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $52,495,587) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Sell	4/18/12	$478,888	$497,953	$19,065
	British Pound	Sell	4/18/12	883,799	881,209	(2,590)
	Euro	Buy	4/18/12	1,099,839	1,099,398	441
Barclays Bank PLC
	British Pound	Sell	4/18/12	42,703	42,564	(139)
	Euro	Buy	4/18/12	3,436,096	3,434,667	1,429
	Hong Kong Dollar	Buy	4/18/12	343,435	343,714	(279)
	Japanese Yen	Sell	4/18/12	1,696,005	1,729,798	33,793
Citibank, N.A.
	British Pound	Sell	4/18/12	2,063,636	2,057,112	(6,524)
	Euro	Sell	4/18/12	1,162,393	1,161,744	(649)
	Hong Kong Dollar	Buy	4/18/12	1,329,285	1,330,412	(1,127)
Credit Suisse AG
	British Pound	Buy	4/18/12	40,783	40,666	117
	Euro	Buy	4/18/12	3,553,736	3,552,085	1,651
	Japanese Yen	Buy	4/18/12	241,977	246,796	(4,819)
Deutsche Bank AG
	Euro	Sell	4/18/12	1,003,139	1,002,685	(454)
Goldman Sachs International
	Australian Dollar	Sell	4/18/12	819,725	852,509	32,784
	Euro	Buy	4/18/12	4,528,599	4,526,920	1,679
	Japanese Yen	Buy	4/18/12	676,655	690,146	(13,491)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/12	437,317	453,899	(16,582)
	British Pound	Buy	4/18/12	983,438	980,504	2,934
	Euro	Buy	4/18/12	355,454	355,007	447
	Hong Kong Dollar	Buy	4/18/12	1,654,820	1,656,201	(1,381)
	New Zealand Dollar	Buy	4/18/12	198,686	201,121	(2,435)
JPMorgan Chase Bank, N.A.
	British Pound	Sell	4/18/12	1,901,942	1,895,882	(6,060)
	Canadian Dollar	Buy	4/18/12	2,091,174	2,116,480	(25,306)
	Euro	Sell	4/18/12	1,147,322	1,152,824	5,502
	Hong Kong Dollar	Buy	4/18/12	1,191,785	1,192,818	(1,033)
	Japanese Yen	Buy	4/18/12	458,735	478,786	(20,051)
Royal Bank of Scotland PLC (The)
	British Pound	Sell	4/18/12	5,418,264	5,404,423	(13,841)
	Euro	Sell	4/18/12	1,458,894	1,458,932	38
	Japanese Yen	Sell	4/18/12	469,952	479,641	9,689
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/12	563,580	586,039	(22,459)
	Euro	Sell	4/18/12	540,450	540,193	(257)
UBS AG
	Australian Dollar	Sell	4/18/12	499,983	519,801	19,818
	British Pound	Sell	4/18/12	2,526,327	2,515,457	(10,870)
	Euro	Buy	4/18/12	5,172,950	5,170,179	2,771
Westpac Banking Corp.
	Australian Dollar	Sell	4/18/12	231,637	243,603	11,966
	British Pound	Buy	4/18/12	821,264	818,606	2,658
	Euro	Buy	4/18/12	552,053	551,807	246
	Japanese Yen	Buy	4/18/12	228,427	233,006	(4,579)

Total						$(7,898)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $119,737,201.
(b)	The aggregate identified cost on a tax basis is $116,137,810, resulting in gross unrealized appreciation and depreciation of $24,598,978 and $7,430,629, respectively, or net unrealized appreciation of $17,168,349.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $13,441,489.
	The fund received cash collateral of $13,699,000, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $55 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $3,087,579 and $2,714,516, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $98,337 to cover certain derivatives contracts.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	54.1%
	United Kingdom	20.8
	Japan	9.4
	Germany	5.2
	France	4.3
	Australia	2.0
	Italy	1.2
	Portugal	1.0
	Spain	1.0
	China	1.0

	Total	100.0%
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $102,600 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $109,903.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Energy	$3,655,872	$—	$—
Utilities	113,096,609	—	—
Total common stocks	116,752,481	—	—
Convertible preferred stocks	—	2,216,064	—
Short-term investments	451,757	13,885,857	—

Totals by level	$117,204,238	$16,101,921	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(7,898)	$—

Totals by level	$—	$(7,898)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$147,028	$154,926

Total	$147,028	$154,926

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Growth and Income Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (99.0%)(a)
	Shares	Value

Aerospace and defense (4.3%)

Embraer SA ADR (Brazil)(S)	252,900	$8,087,742

General Dynamics Corp.	34,200	2,509,596

Honeywell International, Inc.	293,200	17,899,860

L-3 Communications Holdings, Inc.	52,500	3,715,425

Northrop Grumman Corp.	142,100	8,679,468

United Technologies Corp.	163,000	13,519,220

		54,411,311
Airlines (0.3%)

Delta Air Lines, Inc.(NON)	154,100	1,527,131

United Continental Holdings, Inc.(NON)	93,600	2,012,400

		3,539,531
Auto components (0.5%)

American Axle & Manufacturing Holdings, Inc.(NON)(S)	300,500	3,518,855

Johnson Controls, Inc.(S)	77,100	2,504,208

		6,023,063
Automobiles (0.4%)

Ford Motor Co.	394,800	4,931,052

		4,931,052
Beverages (0.7%)

Beam, Inc.	19,800	1,159,686

Coca-Cola Enterprises, Inc.	283,700	8,113,820

		9,273,506
Biotechnology (0.3%)

Amgen, Inc.	36,400	2,474,836

Cubist Pharmaceuticals, Inc.(NON)	17,800	769,850

Dendreon Corp.(NON)(S)	101,900	1,085,745

		4,330,431
Building products (0.5%)

Fortune Brands Home & Security, Inc.(NON)	119,704	2,641,867

Owens Corning, Inc.(NON)(S)	87,400	3,149,022

		5,790,889
Capital markets (4.4%)

Bank of New York Mellon Corp. (The)(S)	237,100	5,721,223

Blackstone Group LP (The)	242,500	3,865,450

Charles Schwab Corp. (The)	200,200	2,876,874

Goldman Sachs Group, Inc. (The)	114,069	14,186,762

KKR & Co. LP	208,898	3,097,957

Legg Mason, Inc.	86,700	2,421,531

Morgan Stanley	371,964	7,305,373

State Street Corp.	332,600	15,133,300

		54,608,470
Chemicals (2.0%)

Celanese Corp. Ser. A	54,400	2,512,192

Dow Chemical Co. (The)(S)	348,200	12,061,648

E.I. du Pont de Nemours & Co.	65,300	3,454,370

LyondellBasell Industries NV Class A (Netherlands)	161,100	7,032,015

Tronox, Inc.(NON)	3,324	579,207

		25,639,432
Commercial banks (5.1%)

Fifth Third Bancorp	350,100	4,918,905

First Horizon National Corp.(S)	290,200	3,012,276

KeyCorp	161,000	1,368,500

PNC Financial Services Group, Inc.	61,800	3,985,482

SunTrust Banks, Inc.	89,700	2,168,049

U.S. Bancorp(S)	282,300	8,943,264

Wells Fargo & Co.	1,152,420	39,343,619

		63,740,095
Communications equipment (2.2%)

Cisco Systems, Inc.	1,005,400	21,264,210

Juniper Networks, Inc.(NON)	157,300	3,599,024

Qualcomm, Inc.	34,200	2,326,284

		27,189,518
Computers and peripherals (2.2%)

Apple, Inc.(NON)	19,300	11,569,771

Hewlett-Packard Co.	485,410	11,567,320

SanDisk Corp.(NON)	62,900	3,119,211

Seagate Technology	71,500	1,926,925

		28,183,227
Construction and engineering (0.8%)

Fluor Corp.(S)	84,000	5,043,360

KBR, Inc.	130,900	4,653,495

		9,696,855
Diversified consumer services (0.1%)

Apollo Group, Inc. Class A(NON)(S)	44,100	1,704,024

		1,704,024
Diversified financial services (7.6%)

Bank of America Corp.(S)	2,256,445	21,594,179

Citigroup, Inc.(S)	922,450	33,715,548

JPMorgan Chase & Co.	876,758	40,313,333

		95,623,060
Diversified telecommunication services (4.9%)

AT&T, Inc.(S)	646,900	20,202,687

CenturyLink, Inc.	239,200	9,245,080

Verizon Communications, Inc.	850,600	32,518,438

		61,966,205
Electric utilities (1.7%)

Edison International	166,900	7,094,919

Entergy Corp.	84,022	5,646,278

Great Plains Energy, Inc.(S)	196,200	3,976,974

PPL Corp.(S)	154,900	4,377,474

		21,095,645
Electronic equipment, instruments, and components (0.2%)

TE Connectivity, Ltd. (Switzerland)	52,800	1,940,400

		1,940,400
Energy equipment and services (2.6%)

Baker Hughes, Inc.(S)	101,700	4,265,298

Cameron International Corp.(NON)	127,000	6,709,410

Halliburton Co.	65,200	2,163,988

Oil States International, Inc.(NON)	22,000	1,717,320

Schlumberger, Ltd.	127,689	8,929,292

Transocean, Ltd. (Switzerland)(S)	103,300	5,650,510

Weatherford International, Ltd. (Switzerland)(NON)	223,447	3,371,815

		32,807,633
Food and staples retail (1.1%)

CVS Caremark Corp.	187,100	8,382,080

Wal-Mart Stores, Inc.	87,880	5,378,256

		13,760,336
Food products (0.5%)

Post Holdings, Inc.(NON)	45,500	1,498,315

Sara Lee Corp.	250,500	5,393,265

		6,891,580
Health-care equipment and supplies (2.6%)

Baxter International, Inc.	261,900	15,656,382

Boston Scientific Corp.(NON)	412,530	2,466,929

Covidien PLC (Ireland)	169,154	9,249,341

Stryker Corp.(S)	87,900	4,876,692

		32,249,344
Health-care providers and services (2.3%)

Aetna, Inc.	249,100	12,494,856

CIGNA Corp.	186,500	9,185,125

Lincare Holdings, Inc.	83,600	2,163,568

WellPoint, Inc.	60,600	4,472,280

		28,315,829
Hotels, restaurants, and leisure (0.7%)

Carnival Corp.(S)	97,400	3,124,592

Vail Resorts, Inc.(S)	43,500	1,881,375

Wyndham Worldwide Corp.	69,439	3,229,608

		8,235,575
Household durables (0.8%)

D.R. Horton, Inc.(S)	219,100	3,323,747

Jarden Corp.	35,400	1,424,142

Newell Rubbermaid, Inc.	277,200	4,936,932

		9,684,821
Household products (0.7%)

Procter & Gamble Co. (The)	127,400	8,562,554

		8,562,554
Independent power producers and energy traders (0.9%)

AES Corp. (The)(NON)	596,800	7,800,176

Calpine Corp.(NON)	210,800	3,627,868

		11,428,044
Industrial conglomerates (4.7%)

General Electric Co.	2,022,770	40,596,994

Tyco International, Ltd.	319,775	17,964,960

		58,561,954
Insurance (6.8%)

ACE, Ltd.	116,600	8,535,120

Aflac, Inc.	259,300	11,925,207

Allstate Corp. (The)	513,100	16,891,252

Assured Guaranty, Ltd. (Bermuda)	290,567	4,800,167

Chubb Corp. (The)	60,317	4,168,508

Everest Re Group, Ltd.	51,100	4,727,772

Hartford Financial Services Group, Inc. (The)(S)	332,500	7,009,100

Marsh & McLennan Cos., Inc.	67,900	2,226,441

MetLife, Inc.	375,113	14,010,471

Prudential Financial, Inc.	82,000	5,197,980

XL Group PLC	248,600	5,392,134

		84,884,152
IT Services (0.5%)

IBM Corp.(S)	17,700	3,693,105

Unisys Corp.(NON)	136,888	2,699,431

		6,392,536
Leisure equipment and products (0.3%)

Hasbro, Inc.	104,200	3,826,224

		3,826,224
Machinery (0.9%)

Illinois Tool Works, Inc.(S)	95,400	5,449,248

Stanley Black & Decker, Inc.	42,100	3,240,016

Timken Co.	47,100	2,389,854

		11,079,118
Media (4.5%)

Comcast Corp. Class A	591,100	17,738,911

DISH Network Corp. Class A	166,500	5,482,845

Interpublic Group of Companies, Inc. (The)	398,100	4,542,321

News Corp. Class A	211,900	4,172,311

Time Warner Cable, Inc.	48,948	3,989,262

Time Warner, Inc.	364,900	13,774,975

Walt Disney Co. (The)(S)	168,500	7,376,930

		57,077,555
Metals and mining (1.3%)

Alcoa, Inc.(S)	180,900	1,812,618

Barrick Gold Corp. (Canada)	49,300	2,142,619

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	156,252	5,943,826

Nucor Corp.(S)	85,000	3,650,750

Rio Tinto PLC (United Kingdom)	35,480	1,955,615

U.S. Steel Corp.(S)	41,800	1,227,666

		16,733,094
Multiline retail (0.6%)

Target Corp.	130,800	7,621,716

		7,621,716
Multi-utilities (1.4%)

Ameren Corp.	211,800	6,900,444

CMS Energy Corp.(S)	94,100	2,070,200

National Grid PLC (United Kingdom)	189,261	1,908,669

PG&E Corp.(S)	167,200	7,258,152

		18,137,465
Oil, gas, and consumable fuels (10.5%)

Anadarko Petroleum Corp.	29,600	2,318,864

Apache Corp.	111,003	11,149,141

BP PLC ADR (United Kingdom)	41,450	1,865,250

Cabot Oil & Gas Corp. Class A	88,600	2,761,662

Chevron Corp.	188,500	20,214,740

ConocoPhillips(S)	98,500	7,486,985

CONSOL Energy, Inc.(S)	56,300	1,919,830

Energen Corp.	35,500	1,744,825

Exxon Mobil Corp.	283,818	24,615,535

Hess Corp.	188,400	11,106,180

Marathon Oil Corp.	388,200	12,305,940

Nexen, Inc. (Canada)	181,200	3,325,020

Noble Energy, Inc.	99,800	9,758,444

Nordic American Tankers, Ltd. (Norway)(S)	88,000	1,397,440

Occidental Petroleum Corp.	48,986	4,664,937

Royal Dutch Shell PLC ADR (United Kingdom)	106,972	7,501,946

Southwestern Energy Co.(NON)	92,900	2,842,740

Total SA ADR (France)	99,100	5,065,992

		132,045,471
Paper and forest products (0.4%)

International Paper Co.	130,800	4,591,080

		4,591,080
Personal products (0.2%)

Avon Products, Inc.	145,000	2,807,200

		2,807,200
Pharmaceuticals (7.5%)

Abbott Laboratories	56,100	3,438,369

Johnson & Johnson	382,800	25,249,488

Merck & Co., Inc.	619,425	23,785,920

Pfizer, Inc.	1,607,616	36,428,579

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	121,600	5,479,296

		94,381,652
Real estate investment trusts (REITs) (0.4%)

Chimera Investment Corp.	622,700	1,762,241

CreXus Investment Corp.	14,535	150,292

MFA Financial, Inc.	334,900	2,501,703

		4,414,236
Road and rail (0.3%)

Hertz Global Holdings, Inc.(NON)	216,300	3,253,152

		3,253,152
Semiconductors and semiconductor equipment (1.8%)

Advanced Micro Devices, Inc.(NON)	935,700	7,504,314

Intel Corp.	186,100	5,231,271

Lam Research Corp.(NON)(S)	41,900	1,869,578

Novellus Systems, Inc.(NON)	50,600	2,525,446

Texas Instruments, Inc.(S)	149,400	5,021,334

		22,151,943
Software (2.1%)

Microsoft Corp.	630,800	20,343,300

Oracle Corp.	221,700	6,464,772

		26,808,072
Specialty retail (2.2%)

American Eagle Outfitters, Inc.	221,800	3,812,742

Best Buy Co., Inc.(S)	161,800	3,831,424

Foot Locker, Inc.	86,900	2,698,245

Lowe's Cos., Inc.	378,900	11,889,882

Office Depot, Inc.(NON)(S)	967,300	3,337,185

Staples, Inc.	160,200	2,592,036

		28,161,514
Textiles, apparel, and luxury goods (0.2%)

Hanesbrands, Inc.(NON)(S)	93,900	2,773,806

		2,773,806
Tobacco (1.7%)

Altria Group, Inc.	123,600	3,815,532

Lorillard, Inc.	48,300	6,253,884

Philip Morris International, Inc.	131,000	11,607,910

		21,677,326
Wireless telecommunication services (0.3%)

Vodafone Group PLC ADR (United Kingdom)(S)	139,500	3,859,963

		3,859,963

Total common stocks (cost $963,062,196)		$1,242,861,659

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	84,434	$3,530,397

Total convertible preferred stocks (cost $2,836,156)		$3,530,397

SHORT-TERM INVESTMENTS (11.3%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	138,658,073	$138,658,073

Putnam Money Market Liquidity Fund 0.11%(e)	3,601,806	3,601,806

Total short-term investments (cost $142,259,879)		$142,259,879

TOTAL INVESTMENTS

Total investments (cost $1,108,158,231)(b)		$1,388,651,935

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $1,255,025,428.
(b)	The aggregate identified cost on a tax basis is $1,137,703,377, resulting in gross unrealized appreciation and depreciation of $283,278,150 and $32,329,592, respectively, or net unrealized appreciation of $250,948,558.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $135,828,664.
The fund received cash collateral of $138,658,073, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $1,225 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $37,071,432 and $37,608,293, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$130,039,350	$—	$—
Consumer staples	62,972,502	—	—
Energy	164,853,104	—	—
Financials	303,270,013	—	—
Health care	159,277,256	—	—
Industrials	146,332,810	—	—
Information technology	112,665,696	—	—
Materials	46,963,606	—	—
Telecommunication services	65,826,168	—	—
Utilities	50,661,154	—	—
Total common stocks	1,242,861,659	—	—
Convertible preferred stocks	—	3,530,397	—
Short-term investments	3,601,806	138,658,073	—

Totals by level	$1,246,463,465	$142,188,470	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Growth Opportunities Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (99.1%)(a)
			Shares	Value

Aerospace and defense (4.4%)

Embraer SA ADR (Brazil)			5,270	$168,535

Honeywell International, Inc.			4,772	291,331

Northrop Grumman Corp.(S)			780	47,642

Precision Castparts Corp.			2,187	378,132

United Technologies Corp.			3,870	320,978

				1,206,618
Air freight and logistics (0.8%)

FedEx Corp.			2,350	216,106

				216,106
Auto components (1.4%)

Allison Transmission Holdings, Inc.(NON)			4,150	99,102

American Axle & Manufacturing Holdings, Inc.(NON)			6,210	72,719

Johnson Controls, Inc.(S)			3,970	128,946

Tenneco Automotive, Inc.(NON)(S)			2,380	88,417

				389,184
Automobiles (0.6%)

Ford Motor Co.			13,520	168,865

				168,865
Beverages (2.7%)

Beam, Inc.			1,260	73,798

Coca-Cola Co. (The)(S)			2,320	171,703

Coca-Cola Enterprises, Inc.			11,070	316,602

PepsiCo, Inc.			2,670	177,155

				739,258
Biotechnology (1.2%)

Affymax, Inc.(NON)			3,480	40,855

Celgene Corp.(NON)			3,334	258,452

Dendreon Corp.(NON)(S)			2,709	28,864

				328,171
Capital markets (2.2%)

Apollo Global Management, LLC. Class A			2,684	38,328

Charles Schwab Corp. (The)(S)			10,920	156,920

Invesco, Ltd.			5,050	134,684

Raymond James Financial, Inc.			1,445	52,786

State Street Corp.(S)			4,740	215,670

				598,388
Chemicals (4.7%)

Agrium, Inc. (Canada)			2,274	196,405

Albemarle Corp.			2,610	166,831

Celanese Corp. Ser. A			7,129	329,217

GSE Holding, Inc.(NON)			6,060	79,568

LyondellBasell Industries NV Class A (Netherlands)			4,140	180,711

Monsanto Co.			4,119	328,531

				1,281,263
Commercial banks (0.7%)

Wells Fargo & Co.			5,920	202,109

				202,109
Communications equipment (5.1%)

ADTRAN, Inc.			1,500	46,785

Cisco Systems, Inc.			13,921	294,429

Juniper Networks, Inc.(NON)			5,120	117,146

Polycom, Inc.(NON)			8,130	155,039

Qualcomm, Inc.			11,550	785,631

				1,399,030
Computers and peripherals (13.3%)

Apple, Inc.(NON)			4,793	2,873,260

EMC Corp.(NON)			16,076	480,351

NetApp, Inc.(NON)(S)			2,410	107,896

SanDisk Corp.(NON)			4,271	211,799

				3,673,306
Diversified financial services (1.2%)

Citigroup, Inc.			1,860	67,983

CME Group, Inc.			860	248,824

				316,807
Diversified telecommunication services (0.3%)

Iridium Communications, Inc.(NON)			8,396	73,549

				73,549
Electrical equipment (0.6%)

GrafTech International, Ltd.(NON)			7,400	88,356

Hubbell, Inc. Class B			1,150	90,367

				178,723
Electronic equipment, instruments, and components (0.8%)

TE Connectivity, Ltd. (Switzerland)			6,349	233,326

				233,326
Energy equipment and services (4.6%)

Cameron International Corp.(NON)			5,000	264,150

Ensco International PLC ADR (United Kingdom)			1,650	87,335

National Oilwell Varco, Inc.(S)			2,742	217,907

Oil States International, Inc.(NON)(S)			2,800	218,568

Schlumberger, Ltd.			6,885	481,468

				1,269,428
Food products (1.5%)

Mead Johnson Nutrition Co. Class A			2,940	242,491

Sara Lee Corp.			7,710	165,996

				408,487
Health-care equipment and supplies (3.6%)

Baxter International, Inc.			6,350	379,603

Covidien PLC (Ireland)			6,810	372,371

St. Jude Medical, Inc.			2,230	98,811

Stryker Corp.(S)			2,400	133,152

				983,937
Health-care providers and services (2.9%)

Aetna, Inc.(S)			6,572	329,652

CIGNA Corp.			3,660	180,255

Express Scripts Holding Co.(NON)			5,210	282,278

				792,185
Health-care technology (—%)

Vocera Communications, Inc.			399	9,337

				9,337
Hotels, restaurants, and leisure (3.3%)

Carnival Corp.(S)			3,390	108,751

Las Vegas Sands Corp.			3,090	177,891

McDonald's Corp.			1,823	178,836

Starbucks Corp.			6,952	388,547

Wyndham Worldwide Corp.			910	42,324

				896,349
Household products (1.1%)

Colgate-Palmolive Co.			1,940	189,693

Procter & Gamble Co. (The)			1,790	120,306

				309,999
Independent power producers and energy traders (0.7%)

AES Corp. (The)(NON)			14,530	189,907

				189,907
Industrial conglomerates (1.5%)

General Electric Co.			2,720	54,590

Tyco International, Ltd.			6,346	356,518

				411,108
Insurance (0.7%)

Aflac, Inc.			2,114	97,223

Aon PLC (United Kingdom)			1,980	97,139

				194,362
Internet and catalog retail (2.7%)

Amazon.com, Inc.(NON)			1,729	350,140

CafePress, Inc.(NON)			60	1,140

Priceline.com, Inc.(NON)			565	405,388

				756,668
Internet software and services (4.2%)

Baidu, Inc. ADR (China)(NON)			1,940	282,794

eBay, Inc.(NON)			7,290	268,928

Google, Inc. Class A(NON)			937	600,842

				1,152,564
IT Services (1.3%)

Accenture PLC Class A(S)			2,570	165,765

Visa, Inc. Class A			1,740	205,320

				371,085
Leisure equipment and products (0.4%)

Hasbro, Inc.(S)			2,880	105,754

				105,754
Life sciences tools and services (2.1%)

Agilent Technologies, Inc.(NON)			3,940	175,369

Bruker Corp.(NON)			4,820	73,794

Thermo Fisher Scientific, Inc.(NON)			5,720	322,494

				571,657
Machinery (2.5%)

Cummins, Inc.			730	87,629

Eaton Corp.			5,045	251,392

Stanley Black & Decker, Inc.			1,660	127,754

Timken Co.			4,490	227,823

				694,598
Media (3.2%)

Comcast Corp. Class A			3,240	97,232

Interpublic Group of Companies, Inc. (The)			23,250	265,283

Time Warner, Inc.			5,310	200,453

Walt Disney Co. (The)(S)			7,114	311,451

				874,419
Metals and mining (0.7%)

Rio Tinto PLC (United Kingdom)			3,390	186,853

				186,853
Multiline retail (1.2%)

Dollar General Corp.(NON)(S)			5,336	246,523

Target Corp.			1,480	86,240

				332,763
Oil, gas, and consumable fuels (3.8%)

Alpha Natural Resources, Inc.(NON)			2,780	42,284

Anadarko Petroleum Corp.			2,860	224,052

BG Group PLC (United Kingdom)			5,580	129,237

Cobalt International Energy, Inc.(NON)			1,459	43,814

Hess Corp.			3,110	183,335

Kosmos Energy, Ltd.(NON)			4,138	54,787

Linn Energy, LLC (Units)			2,510	95,757

Noble Energy, Inc.			2,891	282,682

				1,055,948
Pharmaceuticals (1.0%)

Merck & Co., Inc.			3,780	145,152

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			2,850	128,421

				273,573
Professional services (0.7%)

Nielsen Holdings NV(NON)			3,970	119,656

Verisk Analytics, Inc. Class A(NON)			1,830	85,955

				205,611
Real estate investment trusts (REITs) (0.9%)

American Tower Corp. Class A(R)			2,632	165,869

Prologis, Inc.(R)			2,476	89,186

				255,055
Real estate management and development (0.6%)

CBRE Group, Inc.(NON)			8,170	163,073

				163,073
Road and rail (1.3%)

Hertz Global Holdings, Inc.(NON)			9,720	146,189

Kansas City Southern(NON)			1,305	93,555

Swift Transportation Co.(NON)			10,210	117,823

				357,567
Semiconductors and semiconductor equipment (3.3%)

Advanced Micro Devices, Inc.(NON)(S)			31,420	251,988

Avago Technologies, Ltd. (Singapore)			3,800	148,086

Intel Corp.			2,500	70,275

Skyworks Solutions, Inc.(NON)			4,050	111,983

Texas Instruments, Inc.(S)			8,060	270,897

Xilinx, Inc.(S)			1,650	60,110

				913,339
Software (4.6%)

Microsoft Corp.			8,997	290,153

Oracle Corp.			20,886	609,030

Salesforce.com, Inc.(NON)(S)			1,450	224,040

Synchronoss Technologies, Inc.(NON)(S)			1,820	58,094

Synopsys, Inc.(NON)			2,720	83,395

				1,264,712
Specialty retail (1.5%)

Bed Bath & Beyond, Inc.(NON)			2,402	157,980

TJX Cos., Inc. (The)			6,660	264,469

				422,449
Textiles, apparel, and luxury goods (1.0%)

Coach, Inc.			2,470	190,882

PVH Corp.			876	78,253

				269,135
Tobacco (1.9%)

Lorillard, Inc.			730	94,520

Philip Morris International, Inc.			4,810	426,214

				520,734
Wireless telecommunication services (0.1%)

NII Holdings, Inc.(NON)(S)			2,229	40,813

				40,813

Total common stocks (cost $19,571,411)				$27,258,172

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
			Shares	Value

Citigroup, Inc. $7.50 cv. pfd.			530	$54,717

Nielsen Holdings NV $3.125 cv. pfd.			710	41,224

Total convertible preferred stocks (cost $98,092)				$95,941

WARRANTS (0.0%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Citigroup, Inc.	1/4/19	$ 106.10	12,850	$5,526

Total warrants (cost $12,979)				$5,526

SHORT-TERM INVESTMENTS (12.0%)(a)
			Principal amount/shares	Value

U.S. Treasury bills with an effective yield of 0.139%, February 7, 2013			$7,000	$6,990

U.S. Treasury bills with effective yields ranging from 0.104% to 0.106%, January 10, 2013			18,000	17,977

Putnam Cash Collateral Pool, LLC 0.20%(d)			2,983,675	2,983,675

Putnam Money Market Liquidity Fund 0.11%(e)			294,133	294,133

Total short-term investments (cost $3,302,785)				$3,302,775

TOTAL INVESTMENTS

Total investments (cost $22,985,267)(b)				$30,662,414

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $192,629) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG
	Euro	Sell	4/18/12	$192,732	$192,629	$(103)

Total						$(103)

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $6,570) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Apple, Inc. (Call)	250	Apr-12/$550.00	$13,302
Apple, Inc. (Call)	140	Apr-12/620.00	1,219

Total			$14,521

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets	777	$—	9/26/12	(1 month USD-LIBOR-BBA plus 35 bp)	A basket (GSCBPBNK) of common stocks	$(1,595)

Total						$(1,595)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $27,516,129.
(b)	The aggregate identified cost on a tax basis is $23,493,395, resulting in gross unrealized appreciation and depreciation of $7,646,468 and $477,449, respectively, or net unrealized appreciation of $7,169,019.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $2,926,268.
The fund received cash collateral of $2,983,675, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $106 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $826,797 and $902,712, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $231,764 to cover certain derivatives contracts.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to enhance the return on a security owned.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
The fund had an average contract amount of approximately 1,400 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 300 on written options contracts for the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $16,219 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$4,215,586	$—	$—
Consumer staples	1,978,478	—	—
Energy	2,325,376	—	—
Financials	1,729,794	—	—
Health care	2,958,860	—	—
Industrials	3,270,331	—	—
Information technology	9,007,362	—	—
Materials	1,468,116	—	—
Telecommunication services	114,362	—	—
Utilities	189,907	—	—
Total common stocks	27,258,172	—	—
Convertible preferred stocks	$—	$95,941	$—
Warrants	5,526	—	—
Short-term investments	294,133	3,008,642	—

Totals by level	$27,557,831	$3,104,583	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(103)	$—
Written options	—	(14,521)	—
Total return swap contracts	—	(1,595)	—

Totals by level	$—	$(16,219)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$—	$103
Equity contracts	5,526	16,116

Total	$5,526	$16,219

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT High Yield Fund

The fund's portfolio
3/31/12 (Unaudited)

CORPORATE BONDS AND NOTES (86.3%)(a)
			Principal amount	Value

Advertising and marketing services (0.5%)

Affinion Group, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			$960,000	$873,600

Affinion Group, Inc. company guaranty sr. unsec. sub. notes 11 1/2s, 2015			795,000	749,288

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018			160,000	175,000

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022			390,000	396,825

				2,194,713
Automotive (2.1%)

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021			965,000	974,650

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020			700,000	849,625

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018			885,000	916,733

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021			1,575,000	1,701,000

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021			230,000	248,161

General Motors Escrow notes 8 1/4s, 2023			820,000	12,300

Motors Liquidation Co. (Escrow) notes 8 3/8s, 2033			765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021			1,456,000	1,579,760

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s, 2019 (Germany)			265,000	282,888

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Germany)			260,000	273,000

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 6 3/8s, 2014		EUR	450,000	616,081

TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017			$500,000	557,500

UR Financing Escrow Corp. 144A company guaranty notes 5 3/4s, 2018			215,000	220,106

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022			320,000	328,800

				8,572,079
Basic materials (6.2%)

AbitibiBowater, Inc. 144A company guaranty sr. notes 10 1/4s, 2018 (Canada)			170,000	195,075

Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS, 9 1/4s, 2016 (Ireland)		EUR	90,000	130,748

Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017			$330,000	320,925

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018			1,205,000	1,262,237

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)			1,145,000	1,207,974

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s, 2016			225,000	224,460

Compass Minerals International, Inc. company guaranty sr. unsec. notes 8s, 2019			845,000	916,825

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015			330,000	336,600

FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr. unsec notes 6 3/8s, 2016 (Australia)			345,000	344,138

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)			470,000	493,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015 (Australia)			260,000	269,750

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s, 2018 (Australia)			830,000	822,848

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes 6 7/8s, 2022 (Australia)			420,000	417,673

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC 144A company guaranty sr. notes 6 5/8s, 2020			265,000	270,963

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020			190,000	176,700

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018			575,000	595,125

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes FRN 5.003s, 2014			280,000	256,200

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021			645,000	724,013

Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020			515,000	575,513

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015 (United Kingdom)			435,000	461,100

INEOS Finance PLC 144A company guaranty sr. notes 8 3/8s, 2019 (United Kingdom)			255,000	269,663

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)		EUR	655,000	775,497

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019			$840,000	875,700

Lyondell Chemical Co. company guaranty notes 11s, 2018			357,549	395,092

LyondellBasell Industries NV 144A company guaranty sr. notes 6s, 2021 (Netherlands)			1,275,000	1,338,750

LyondellBasell Industries NV 144A sr. unsec. notes 5 3/4s, 2024 (Netherlands)			880,000	877,800

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019 (Netherlands)			1,585,000	1,585,000

Momentive Performance Materials, Inc. company guaranty notes 9 1/2s, 2021		EUR	220,000	238,519

Momentive Performance Materials, Inc. notes 9s, 2021			$605,000	529,375

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020			675,000	739,125

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015			830,000	830,000

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014 (In default)(F)(NON)			1,320,000	1

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014 (Austria)		EUR	240,000	348,188

Pregis Corp. company guaranty notes FRN 6.245s, 2013		EUR	10,000	12,985

Pregis Corp. company guaranty notes FRN 6.245s, 2013		EUR	14,445	18,756

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013			$360,000	362,016

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)			330,000	363,000

Smurfit Kappa Acquisition company guaranty sr. bonds 7 1/4s, 2017 (Ireland)		EUR	50,000	70,986

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015 (Ireland)			$560,000	562,800

Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)			240,000	237,600

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017			25,000	28,344

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			1,370,000	1,599,474

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015			365,000	371,388

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016			460,000	474,950

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020			645,000	670,800

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017			735,000	769,913

Tube City IMS Corp. company guaranty sr. unsec. sub. notes 9 3/4s, 2015			810,000	832,275

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes 8 3/4s, 2019			505,000	277,750

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty sr. notes FRN Ser. B, 4.297s, 2014			65,000	55,900

				25,514,014
Broadcasting (2.2%)

Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021			440,000	396,000

Clear Channel Communications, Inc. company guaranty unsec. unsub. notes 10 3/4s, 2016			205,000	154,775

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014			385,000	340,725

Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017			500,000	548,125

Clear Channel Worldwide Holdings, Inc. 144A company guaranty sr. sub. notes 7 5/8s, 2020			535,000	524,300

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019			895,000	845,775

DISH DBS Corp. company guaranty 7 1/8s, 2016			85,000	94,031

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			625,000	718,750

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021			1,075,000	1,158,312

Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019			735,000	791,963

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015			805,000	837,200

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company guaranty sr. notes 8 7/8s, 2017			735,000	788,288

Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021			525,000	519,750

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020			5,000	5,250

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes 13s, 2013			285,000	322,406

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018			755,000	815,400

				8,861,050
Building materials (1.9%)

Building Materials Corp. 144A company guaranty sr. notes 7 1/2s, 2020			150,000	161,625

Building Materials Corp. 144A sr. notes 7s, 2020			700,000	743,750

Building Materials Corp. 144A sr. notes 6 7/8s, 2018			330,000	346,913

Building Materials Corp. 144A sr. notes 6 3/4s, 2021			290,000	307,763

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017			965,000	1,083,212

Masonite International Corp., 144A company guaranty sr. notes 8 1/4s, 2021 (Canada)			1,095,000	1,138,800

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018			630,000	667,800

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021			310,000	306,900

Owens Corning company guaranty sr. unsec. notes 9s, 2019			1,510,000	1,861,074

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A sr. notes 8 5/8s, 2017			949,000	1,008,312

				7,626,149
Cable television (2.4%)

Adelphia Communications Corp. escrow bonds zero %, 2012			80,000	400

Adelphia Communications Corp. escrow bonds zero %, 2012			130,000	650

Adelphia Communications Corp. escrow bonds zero %, 2012			290,000	1,450

Adelphia Communications Corp. escrow bonds zero %, 2012			755,000	3,775

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014			465,000	465,000

Bresnan Broadband Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2018			525,000	546,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017			1,060,000	1,154,074

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020			250,000	264,375

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2018			955,000	1,031,400

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021			635,000	654,050

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020			430,000	467,625

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022			495,000	513,563

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019			575,000	608,063

Cequel Communications Holdings I, LLC/Cequel Capital Corp. 144A sr. notes 8 5/8s, 2017			810,000	869,738

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021			450,000	468,563

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019 (Germany)			395,000	432,525

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec. unsub. notes 8 1/2s, 2015			250,000	257,500

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes 9 1/8s, 2019			205,000	222,681

Mediacom, LLC/Mediacom Capital Corp. 144A sr. unsec. notes 7 1/4s, 2022			375,000	378,750

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)		CAD	175,000	187,164

Videotron Ltee 144A sr. unsec. notes 5s, 2022 (Canada)			$790,000	782,100

Virgin Media Finance PLC company guaranty sr. notes Ser. 1, 9 1/2s, 2016 (United Kingdom)			114,000	128,535

Virgin Media Finance PLC company guaranty sr. unsec. unsub. notes 5 1/4s, 2022 (United Kingdom)			280,000	276,660

				9,714,641
Capital goods (5.9%)

Allison Transmission 144A company guaranty 11s, 2015			66,000	69,630

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016			1,190,000	1,279,250

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019			885,000	946,950

American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 5 1/4s, 2014			420,000	431,550

American Axle & Manufacturing, Inc. 144A company guaranty sr. notes 9 1/4s, 2017			247,000	276,023

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg)(PIK)			243,717	240,061

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s, 2017 (Ireland)		EUR	585,000	821,020

Ardagh Packaging Finance PLC 144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		EUR	250,000	350,863

Ball Corp. company guaranty sr. unsec. notes 5s, 2022			$210,000	210,525

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020			220,000	239,250

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022			540,000	542,700

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018			575,000	609,500

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021			300,000	327,750

Berry Plastics Holding Corp. company guaranty sr. unsec. sub. notes 10 1/4s, 2016			300,000	310,500

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)			535,000	595,856

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)			425,000	413,313

Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020			825,000	849,750

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)		EUR	200,000	283,006

Exide Technologies sr. notes 8 5/8s, 2018			$495,000	414,563

Kratos Defense & Security Solutions, Inc. company guaranty sr. notes 10s, 2017			1,000,000	1,082,500

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)			1,605,000	2,050,206

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015			235,000	247,925

Mueller Water Products, Inc. company guaranty sr. unsec. unsub. notes 8 3/4s, 2020			105,000	117,600

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016			1,020,000	1,014,900

Polypore International, Inc. company guaranty sr. unsec. notes 7 1/2s, 2017			725,000	764,875

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2019 (France)			555,000	558,427

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes 7 1/8s, 2019			395,000	411,788

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec. notes 9s, 2019			165,000	162,525

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 9 7/8s, 2019			245,000	250,513

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s, 2021 (New Zealand)			240,000	225,600

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A company guaranty sr. notes 8 3/4s, 2016			445,000	470,588

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu 144A sr. notes 7 7/8s, 2019			250,000	268,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019			400,000	409,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015			325,000	151,125

Ryerson, Inc. company guaranty sr. notes 12s, 2015			1,200,000	1,230,000

Silgan Holdings, Inc. 144A sr. notes 5s, 2020			210,000	208,950

Tenneco, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2018			330,000	356,400

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020			300,000	322,500

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016			365,000	415,188

Terex Corp. sr. unsec. sub. notes 8s, 2017			820,000	848,700

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017			1,235,000	1,265,874

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017			465,000	476,625

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017			670,000	737,000

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018			950,000	1,028,374

				24,287,993
Coal (1.7%)

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021			230,000	208,150

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6s, 2019			610,000	558,150

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020			275,000	255,063

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019			760,000	701,100

Arch Western Finance, LLC company guaranty sr. notes 6 3/4s, 2013			185,000	185,231

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020			1,560,000	1,630,200

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017			920,000	959,100

CONSOL Energy, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021			130,000	124,150

James River Coal Co. company guaranty sr. unsec. unsub. notes 7 7/8s, 2019			175,000	119,000

Peabody Energy Corp. company guaranty 7 3/8s, 2016			965,000	1,059,087

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020			80,000	80,000

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018			1,155,000	1,131,900

				7,011,131
Commercial and consumer services (1.8%)

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016(PIK)			335,000	343,375

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018			160,000	154,000

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015			430,000	451,500

Interactive Data Corp. company guaranty sr. unsec. notes 10 1/4s, 2018			1,410,000	1,593,300

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016			1,015,000	1,060,674

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016			645,000	655,481

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			845,000	794,300

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019			270,000	249,075

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016			1,245,000	1,129,837

TransUnion Holding Co., Inc. 144A sr. notes 9 5/8s, 2018(PIK)			210,000	220,500

Travelport, LLC company guaranty sr. unsec. sub. notes 11 7/8s, 2016			495,000	158,400

Travelport, LLC company guaranty sr. unsec. unsub. notes 9 7/8s, 2014			190,000	120,175

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec. notes 9s, 2016			1,015,000	612,806

				7,543,423
Consumer (0.8%)

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016			360,000	389,250

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1, 7 1/2s, 2020		EUR	135,000	184,774

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. notes 6 5/8s, 2020			$650,000	684,125

Spectrum Brands Holdings, Inc. Company guaranty sr. notes 9 1/2s, 2018			485,000	546,838

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes 9 1/2s, 2018			325,000	366,438

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020			615,000	621,150

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s, 2016(PIK)			675,000	687,656

				3,480,231
Consumer staples (6.8%)

ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015			585,000	638,387

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 3/4s, 2020			225,000	245,250

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 9 5/8s, 2018			330,000	358,050

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub. notes 7 3/4s, 2016			775,000	796,313

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec. unsub. notes 8 1/4s, 2019			195,000	203,288

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			545,000	610,400

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016(PIK)			496,617	511,516

Claire's Stores, Inc. company guaranty sr. notes 8 7/8s, 2019			270,000	237,600

Claire's Stores, Inc. 144A sr. notes 9s, 2019			635,000	656,431

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			1,065,000	1,206,112

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017			675,000	732,375

Dave & Buster's, Inc. company guaranty sr. unsec. unsub. notes 11s, 2018			900,000	963,000

Dean Foods Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2018			200,000	221,250

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016			660,000	678,150

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019			400,000	397,000

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			1,295,000	1,418,024

Dole Food Co. sr. notes 13 7/8s, 2014			226,000	258,488

Dole Food Co. 144A sr. notes 8s, 2016			195,000	204,750

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021			760,000	824,600

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018			295,000	313,069

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015 (Netherlands)		EUR	760,000	1,095,441

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec. notes 11 5/8s, 2014			$340,000	396,100

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020			300,000	308,250

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021			1,395,000	1,353,150

Landry's Acquisition Co. 144A company guaranty notes 11 5/8s, 2015			185,000	206,044

Landry's Restaurant, Inc. company guaranty sr. notes 11 5/8s, 2015			630,000	701,663

Libbey Glass, Inc. sr. notes 10s, 2015			450,000	480,938

Michael Foods, Inc. company guaranty sr. unsec notes 9 3/4s, 2018			375,000	412,031

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp. company guaranty sr. unsec. notes 9 1/4s, 2015			495,000	508,613

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022			270,000	282,825

Prestige Brands, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018			985,000	1,076,112

Revlon Consumer Products Corp. company guaranty notes 9 3/4s, 2015			570,000	612,750

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019			295,000	339,619

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017			410,000	418,200

Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/2s, 2017			1,240,000	1,243,100

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020			235,000	270,544

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020			635,000	641,350

Service Corporation International sr. notes 7s, 2019			345,000	373,463

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014			560,000	655,200

Stewart Enterprises, Inc. company guaranty sr. unsec. notes 6 1/2s, 2019			620,000	646,350

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014			845,000	980,200

United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 9 1/4s, 2019			925,000	1,019,812

Wendy's Co. (The) company guaranty sr. unsec. unsub. notes 10s, 2016			1,140,000	1,245,450

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018			700,000	768,250

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019			450,000	479,250

				27,988,758
Energy (oil field) (1.0%)

FTS International Services, LLC/FTS International Bonds, Inc. 144A company guaranty sr. notes 7 5/8s, 2018			800,000	836,000

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes 9 1/2s, 2016			1,195,000	1,251,762

Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021			740,000	760,350

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2021			170,000	173,825

Offshore Group Investments, Ltd. company guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)			870,000	957,000

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)			155,000	164,881

				4,143,818
Entertainment (0.7%)

AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020			1,210,000	1,140,424

Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 9 1/8s, 2018			135,000	151,538

Cinemark USA, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019			365,000	405,150

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021			170,000	182,325

Regal Entertainment Group company guaranty sr. unsec. notes 9 1/8s, 2018			875,000	958,125

				2,837,562
Financials (8.0%)

ABN AMRO North American Holding Preferred Capital Repackage Trust I 144A jr. unsec. sub. bonds FRB 6.523s, perpetual maturity			1,385,000	1,121,850

ACE Cash Express, Inc. 144A sr. notes 11s, 2019			450,000	411,750

Air Lease Corp. 144A sr. notes 5 5/8s, 2017			640,000	636,800

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017			635,000	653,883

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020			425,000	472,813

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020			430,000	464,400

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2017			265,000	265,000

Ally Financial, Inc. unsec. sub. notes 8s, 2018			475,000	504,688

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068			275,000	291,088

BankAmerica Capital II bank guaranty jr. unsec. sub. notes 8s, 2026			225,000	227,250

Capital One Capital IV company guaranty jr. unsec. sub. notes FRN 6.745s, 2037			725,000	725,000

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			410,000	435,625

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub. notes 11 5/8s, 2017			500,000	567,500

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018			695,000	708,900

CIT Group, Inc. 144A bonds 7s, 2017			2,141,000	2,146,352

CIT Group, Inc. 144A bonds 7s, 2016			15,000	15,038

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018			690,000	747,788

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019			635,000	647,700

CNO Financial Group, Inc. 144A company guaranty sr. notes 9s, 2018			425,000	459,000

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019			785,000	766,356

Dresdner Funding Trust I 144A bonds 8.151s, 2031			1,030,000	885,800

E*Trade Financial Corp. sr. notes 6 3/4s, 2016			565,000	577,713

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017			581,000	676,139

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB 6.071s, perpetual maturity (Jersey)			1,115,000	788,863

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018 (United Kingdom)			895,000	840,026

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)			300,000	227,989

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015			335,000	345,469

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 8s, 2018			1,600,000	1,664,000

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019			85,000	84,150

International Lease Finance Corp. sr. unsec. unsub notes 4 7/8s, 2015			290,000	286,375

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015			200,000	224,000

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037			510,000	497,250

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. notes FRN 7s, 2037			120,000	108,000

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022(R)			425,000	431,375

National Money Mart Co. company guaranty sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)			650,000	718,250

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027			215,000	219,300

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 7/8s, 2022			480,000	483,600

Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 144A sr. notes 5 5/8s, 2020			290,000	291,450

Nuveen Investments, Inc. company guaranty sr. unsec. unsub. notes 10 1/2s, 2015			355,000	367,869

Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022(R)			455,000	482,300

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/4s, 2017			835,000	812,038

Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019			430,000	316,050

Regions Bank unsec. sub. notes 7 1/2s, 2018			750,000	849,375

Regions Financing Trust II company guaranty jr. unsec. sub. bonds FRB 6 5/8s, 2047			485,000	460,750

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015			1,315,000	1,117,750

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB 7.648s, perpetual maturity (United Kingdom)			1,915,000	1,637,324

SLM Corp. sr. notes Ser. MTN, 8s, 2020			185,000	199,800

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018			1,820,000	2,029,300

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017			1,870,000	1,458,600

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012			450,000	436,500

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN 4.378s, 2014			215,000	201,025

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012(R)			700,000	703,040

				32,690,251
Gaming and lottery (3.3%)

American Casino & Entertainment Properties LLC sr. notes 11s, 2014			951,000	1,008,060

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2018			1,602,000	1,237,545

Caesars Entertainment Operating Co., Inc. company guaranty sr. notes 10s, 2015			230,000	211,025

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017			1,955,000	2,130,950

Caesars Operating Escrow LLC/Caesars Escrow Corp. 144A sr. sub. notes 8 1/2s, 2020			590,000	600,325

CCM Merger, Inc. 144A company guaranty sr. unsec notes 9 1/8s, 2019			530,000	536,625

Isle of Capri Casinos, Inc. company guaranty 7s, 2014			1,355,000	1,348,224

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019			635,000	641,350

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s, 2015 (In default)(NON)			1,445,000	101,150

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019(PIK)			1,984,875	1,965,025

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019			225,000	252,563

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes 8 5/8s, 2017			240,000	261,600

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018			880,000	981,200

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company guaranty 1st mtge. notes 7 3/4s, 2020			465,000	510,919

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016			1,575,000	1,689,187

				13,475,748
Health care (6.4%)

Aviv Healthcare Properties LP company guaranty sr. unsec. notes 7 3/4s, 2019			655,000	673,013

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017			525,000	565,031

Biomet, Inc. company guaranty sr. unsec. sub. notes 11 5/8s, 2017			300,000	324,375

Capella Healthcare, Inc. company guaranty sr. unsec. notes 9 1/4s, 2017			880,000	902,000

Capsugel FinanceCo SCA 144A company guaranty sr. unsec. notes 9 7/8s, 2019		EUR	895,000	1,297,521

CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 8s, 2019			$810,000	838,350

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)		EUR	320,000	442,169

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018 (Luxembourg)			$1,705,000	1,751,888

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020			215,000	224,675

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018			645,000	675,638

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec. notes 8 3/4s, 2016 (Ireland)			1,195,000	1,315,993

Emergency Medical Services Corp. company guaranty sr. unsec. notes 8 1/8s, 2019			670,000	688,425

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec notes 7s, 2019			480,000	512,400

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019			615,000	633,450

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018			840,000	909,300

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017			208,000	226,720

HCA, Inc. sr. notes 6 1/2s, 2020			2,590,000	2,722,737

HCA, Inc. sr. unsec. notes 7 1/2s, 2022			740,000	784,400

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017			830,000	888,100

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec notes 8 3/8s, 2019			915,000	889,838

Jaguar Holding Co.II/ Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019			780,000	846,300

Kinetics Concept/KCI USA 144A company guaranty notes 10 1/2s, 2018			1,095,000	1,137,430

Kinetics Concept/KCI USA 144A company guaranty sr. unsec. notes 12 1/2s, 2019			745,000	700,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018			635,000	685,800

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017			1,275,000	1,273,405

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015(PIK)			174,488	175,360

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019			100,000	107,750

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018			250,000	286,250

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019			655,000	733,600

Tenet Healthcare Corp. 144A company guaranty notes 6 1/4s, 2018			905,000	934,413

United Surgical Partners International, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2017			390,000	408,525

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020			530,000	545,900

Valeant Pharmaceuticals International 144A company guaranty sr. notes 7s, 2020			130,000	129,350

Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018			320,000	322,400

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017			905,000	916,313

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016			32,000	21,120

				26,490,239
Homebuilding (1.3%)

Beazer Homes USA, Inc. company guaranty sr. unsec. notes 6 7/8s, 2015			685,000	642,188

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019			275,000	236,500

Beazer Homes USA, Inc. sr. unsec. notes company guaranty 8 1/8s, 2016			210,000	195,300

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			1,305,000	1,305,000

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			885,000	929,250

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032			545,000	505,488

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014			145,000	141,375

Realogy Corp. company guaranty sr. unsec. unsub. notes 11 1/2s, 2017			1,030,000	970,775

Realogy Corp. 144A company guaranty sr. notes 9s, 2020			165,000	169,125

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020			170,000	177,650

				5,272,651
Household furniture and appliances (0.1%)

Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016			277,000	300,548

				300,548
Lodging/Tourism (1.5%)

CityCenter Holdings LLC/CityCenter Finance Corp. company guaranty 10 3/4s, 2017(PIK)			1,222,325	1,353,724

FelCor Lodging LP company guaranty sr. notes 10s, 2014(R)			947,000	1,079,579

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019(R)			1,155,000	1,166,549

MGM Resorts International company guaranty sr. notes 9s, 2020			75,000	83,438

MGM Resorts International company guaranty sr. unsec. notes 6 7/8s, 2016			295,000	297,950

MGM Resorts International company guaranty sr. unsec. notes 6 5/8s, 2015			835,000	857,963

MGM Resorts International company guaranty sr. unsec. unsub. notes 7 3/4s, 2022			425,000	432,438

MGM Resorts International sr. notes 10 3/8s, 2014			155,000	175,731

MGM Resorts International 144A company guaranty sr. unsec. notes 8 5/8s, 2019			440,000	471,900

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016			325,000	343,688

				6,262,960
Media (0.2%)

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes 11 5/8s, 2015			210,000	190,050

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr. unsec. notes 7 3/4s, 2018			650,000	716,625

				906,675
Miscellaneous (0.1%)

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020			525,000	525,000

				525,000
Oil and gas (10.1%)

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031			750,000	926,508

Anadarko Petroleum Corp. sr. notes 5.95s, 2016			535,000	615,414

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040			365,000	413,588

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015			365,000	266,450

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020			370,000	388,500

Aurora USA Oil & Gas Inc.. 144A sr. notes 9 7/8s, 2017			430,000	446,663

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018			1,515,000	1,594,537

Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020			605,000	674,575

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 7/8s, 2017			1,060,000	1,107,699

Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021			315,000	335,475

Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6.775s, 2019			850,000	843,625

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A company guaranty sr. unsec notes 6 1/8s, 2022			235,000	236,763

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021			320,000	318,400

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. 144A company guaranty sr. unsec. unsub. notes 6 5/8s, 2019			770,000	764,225

Comstock Resources, Inc. company guaranty sr. unsub. notes 8 3/8s, 2017			640,000	627,200

Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022			855,000	903,094

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022			335,000	329,975

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)			285,000	285,000

Continental Resources, Inc. 144A company guaranty sr. unsec notes 5s, 2022			720,000	723,600

Crosstex Energy LP/Crosstex Energy Finance Corp. company guaranty sr. unsec. notes 8 7/8s, 2018			1,625,000	1,726,562

Denbury Resources, Inc. company guaranty sr. sub. notes 9 3/4s, 2016			155,000	170,113

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2020			682,000	762,135

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021			400,000	421,000

EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018			1,755,000	1,557,562

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 9 1/8s, 2017			220,000	229,900

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes 6 1/2s, 2021			740,000	667,850

Forbes Energy Services Ltd. company guaranty sr. unsec notes 9s, 2019			570,000	555,750

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019			1,315,000	1,275,550

Hercules Offshore, Inc. 144A company guaranty sr. notes 7 1/8s, 2017(R)			65,000	65,081

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017			850,000	890,375

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021			725,000	697,813

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019			930,000	983,475

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes 9 1/2s, 2019			1,205,000	1,340,562

Lone Pine Resources Canada, Ltd. 144A company guaranty sr. notes 10 3/8s, 2017 (Canada)			340,000	355,725

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)			630,000	659,925

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016			865,000	674,700

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022			330,000	344,025

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018			265,000	278,913

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014			1,120,000	1,134,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)			1,235,000	1,287,487

Petrohawk Energy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014			140,000	155,925

Petroleum Development Corp. company guaranty sr. unsec. notes 12s, 2018			1,030,000	1,117,549

Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022			1,170,000	1,222,650

Quicksilver Resources, Inc. company guaranty sr. unsec. notes 8 1/4s, 2015			355,000	351,450

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016			515,000	544,613

Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020			340,000	368,900

Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022			300,000	296,250

Rosetta Resources, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018			980,000	1,078,000

Sabine Pass LNG LP sec. notes 7 1/2s, 2016			1,360,000	1,458,600

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020			1,585,000	1,604,812

SandRidge Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2016			485,000	526,225

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2021			690,000	679,650

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub. notes 8s, 2018			274,000	279,480

SM Energy Co. sr. unsec. notes 6 5/8s, 2019			390,000	413,400

SM Energy Co. sr. unsec. notes 6 1/2s, 2021			320,000	340,800

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021			230,000	235,175

Whiting Petroleum Corp. company guaranty 7s, 2014			685,000	729,525

Williams Cos., Inc. (The) notes 7 3/4s, 2031			435,000	529,921

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021			208,000	259,212

WPX Energy, Inc. 144A sr. unsec. notes 6s, 2022			260,000	260,000

WPX Energy, Inc. 144A sr. unsec. notes 5 1/4s, 2017			965,000	960,175

				41,292,106
Publishing (0.2%)

American Media, Inc. 144A notes 13 1/2s, 2018			116,844	88,217

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018			705,000	669,750

				757,967
Regional Bells (1.0%)

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015			375,000	378,750

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 3/4s, 2018			880,000	825,000

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes 8 1/4s, 2017			380,000	388,075

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020			795,000	836,738

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017			550,000	591,250

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018			750,000	791,250

Qwest Communications International, Inc. company guaranty 7 1/2s, 2014			180,000	180,900

				3,991,963
Retail (2.7%)

Academy, Ltd./Academy Finance Corp. 144A company guaranty sr. unsec. notes 9 1/4s, 2019			100,000	102,500

AmeriGas Finance, LLC/AmeriGas Finance Corp. company guaranty sr. unsec notes 7s, 2022			535,000	545,700

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018			265,000	285,538

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			215,000	218,225

Bon-Ton Department Stores, Inc. (The) company guaranty 10 1/4s, 2014			1,335,000	1,164,787

Burlington Coat Factory Warehouse Corp. company guaranty sr. unsec notes 10s, 2019			640,000	665,600

J Crew Group, Inc. company guaranty sr. unsec. notes 8 1/8s, 2019			200,000	203,500

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021			700,000	759,500

Limited Brands, Inc. sr. notes 5 5/8s, 2022			315,000	318,150

Michaels Stores, Inc. company guaranty 11 3/8s, 2016			1,195,000	1,269,758

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019			895,000	899,475

Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 7 3/4s, 2016			825,000	859,040

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			445,000	488,944

QVC Inc. 144A sr. notes 7 1/2s, 2019			535,000	587,163

QVC Inc. 144A sr. notes 7 3/8s, 2020			470,000	517,000

Sears Holdings Corp. company guaranty 6 5/8s, 2018			360,000	319,950

Toys R Us - Delaware, Inc. 144A company guaranty sr. notes 7 3/8s, 2016			195,000	199,875

Toys R Us Property Co., LLC company guaranty sr. notes 8 1/2s, 2017			805,000	840,219

Toys R Us Property Co., LLC company guaranty sr. unsec. notes 10 3/4s, 2017			875,000	958,125

Yankee Candle Co. company guaranty sr. notes Ser. B, 8 1/2s, 2015			35,000	35,875

				11,238,924
Technology (4.7%)

Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017			400,000	440,000

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020			830,000	913,000

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029			145,000	114,550

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015			70,000	69,300

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015			1,290,000	1,270,650

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			470,000	471,175

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015(PIK)			985,300	894,160

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015			945,000	852,863

Epicor Software Corp. company guaranty sr. unsec notes 8 5/8s, 2019			385,000	393,663

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020			425,000	471,750

Fidelity National Information Services, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017			285,000	312,075

First Data Corp. company guaranty sr. unsec notes 12 5/8s, 2021			965,000	967,413

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015			854,502	867,320

First Data Corp. company guaranty sr. unsec. sub. notes 11 1/4s, 2016			1,370,000	1,239,850

First Data Corp. 144A company guaranty notes 8 1/4s, 2021			1,240,000	1,212,100

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019			605,000	616,344

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020			702,000	787,995

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 10 1/8s, 2018			336,000	376,320

Freescale Semiconductor, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			1,000,000	1,095,000

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019			295,000	322,288

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021			150,000	163,125

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015(F)			648,000	544,320

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019			210,000	216,825

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes 9 3/4s, 2018 (Netherlands)			1,105,000	1,248,650

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes 7 3/4s, 2018 (Cayman Islands)			485,000	531,075

Seagate HDD Cayman 144A company guaranty sr. unsec. notes 7s, 2021 (Cayman Islands)			430,000	462,250

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015			305,000	316,819

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020			910,000	971,425

Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019			970,000	1,069,424

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016			206,000	219,133

				19,430,862
Telecommunications (6.9%)

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2017			355,000	315,950

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			410,000	403,850

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A company guaranty sr. notes 12s, 2015			400,000	394,000

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019			310,000	338,675

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)			300,000	331,500

Digicel Group, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)			435,000	442,613

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)			420,000	444,150

Equinix, Inc. sr. unsec. notes 7s, 2021			495,000	543,263

Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019			755,000	788,975

Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021			980,000	1,051,050

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)			555,000	583,444

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			3,229,218	3,358,386

Intelsat Luxembourg SA company guaranty sr. unsec. notes 11 1/4s, 2017 (Luxembourg)			1,560,000	1,622,400

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes 11 1/2s, 2017 (Luxembourg)(PIK)			625,000	643,750

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017			790,000	825,550

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 8 1/8s, 2019			140,000	144,550

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes FRN 8 5/8s, 2020			565,000	593,250

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes 7 7/8s, 2018			1,105,000	1,160,250

Nextel Communications, Inc. company guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015			355,000	342,575

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016			330,000	373,725

NII Capital Corp. company guaranty sr. unsec. unsub. notes 7 5/8s, 2021			915,000	896,700

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017			505,000	547,925

PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018			925,000	1,045,250

Qwest Corp. notes 6 3/4s, 2021			815,000	900,189

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025			555,000	593,850

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8 1/4s, 2019			380,000	418,950

SBA Telecommunications, Inc. company guaranty sr. unsec. notes 8s, 2016			510,000	548,250

Sprint Capital Corp. company guaranty 6 7/8s, 2028			2,095,000	1,602,675

Sprint Nextel Corp. sr. notes 8 3/8s, 2017			1,300,000	1,254,500

Sprint Nextel Corp. sr. unsec. notes 6s, 2016			1,315,000	1,173,637

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018			1,020,000	1,119,450

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017			615,000	611,925

Wind Acquisition Finance SA company guaranty sr. notes Ser. REGS, 7 3/8s, 2018 (Luxembourg)		EUR	410,000	508,277

Wind Acquisition Finance SA 144A company guaranty sr. notes 7 1/4s, 2018 (Luxembourg)			$725,000	683,313

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017 (Luxembourg)			550,000	541,750

Wind Acquisition Holdings Finance SA 144A company guaranty sr. notes 12 1/4s, 2017 (Italy)(PIK)			135,700	120,095

Windstream Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2018			260,000	278,200

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017			535,000	589,838

Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021			260,000	278,200

				28,414,880
Telephone (0.4%)

Cricket Communications, Inc. company guaranty sr. unsec. notes 7 3/4s, 2020			1,380,000	1,355,850

Cricket Communications, Inc. company guaranty sr. unsub. notes 7 3/4s, 2016			455,000	480,025

				1,835,875
Textiles (0.3%)

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020			575,000	590,813

Hanesbrands, Inc. sr. unsec. notes 8s, 2016			650,000	715,000

				1,305,813
Transportation (1.0%)

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018 (Luxembourg)			1,235,000	1,290,574

AMGH Merger Sub, Inc. 144A company guaranty sr. notes 9 1/4s, 2018			1,095,000	1,138,800

CHC Helicopter SA 144A company guaranty sr. notes 9 1/4s, 2020 (Luxembourg)			200,000	198,500

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018			920,000	1,001,650

Western Express, Inc. 144A sr. notes 12 1/2s, 2015			930,000	385,950

				4,015,474
Utilities and power (4.1%)

AES Corp. (The) sr. unsec. notes 8s, 2020			380,000	436,050

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017			730,000	822,163

AES Corp. (The) 144A sr. notes 7 3/8s, 2021			510,000	563,550

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020			705,000	763,163

Calpine Corp. 144A sr. notes 7 1/4s, 2017			1,345,000	1,425,700

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)			1,055,000	1,149,854

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021			460,000	510,600

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016			985,000	1,058,875

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default)(NON)			1,415,000	930,363

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016			525,000	362,250

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013			345,000	282,900

Edison Mission Energy sr. unsec. notes 7.2s, 2019			550,000	341,000

Edison Mission Energy sr. unsec. notes 7s, 2017			30,000	18,900

El Paso Natural Gas Co. debs. 8 5/8s, 2022			360,000	446,714

Energy Future Holdings Corp. company guaranty sr. notes 10s, 2020			300,000	325,500

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. sr. notes 10s, 2020			160,000	174,400

Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020			1,080,000	1,198,800

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031			215,000	184,900

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020			1,285,000	1,169,350

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018			195,000	179,400

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016			170,000	185,300

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021			2,290,000	2,198,400

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020			480,000	520,917

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015			205,000	236,519

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028			140,000	158,620

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty notes 15s, 2021			910,000	336,700

Texas Competitive/Texas Competitive Electric Holdings Co., LLC company guaranty sr. unsec. notes 10 1/2s, 2016(PIK)			1,462,529	292,506

Texas Competitive/Texas Competitive Electric Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020			625,000	407,813

				16,681,207

Total corporate bonds and notes (cost $345,251,602)				$354,664,705

SENIOR LOANS (5.4%)(a)(c)
			Principal amount	Value

Basic materials (0.1%)

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017			$337,450	$337,028

				337,028
Broadcasting (0.6%)

Clear Channel Communications, Inc. bank term loan FRN Ser. A, 3.644s, 2014			354,336	327,229

Clear Channel Communications, Inc. bank term loan FRN Ser. B, 3.894s, 2016			1,483,928	1,200,867

Univision Communications, Inc. bank term loan FRN 4.494s, 2017			907,542	840,858

				2,368,954
Building materials (—%)

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017			148,152	147,658

				147,658
Capital goods (0.1%)

SRAM Corp. bank term loan FRN 8 1/2s, 2018			395,000	397,469

				397,469
Commercial and consumer services (0.1%)

Travelport, LLC bank term loan FRN Ser. B, 5.081s, 2015			319,386	290,641

Travelport, LLC bank term loan FRN Ser. S, 5.079s, 2015			100,614	91,559

				382,200
Consumer cyclicals (1.0%)

Caesars Entertainment Corp. bank term loan FRN Ser. B, 9 1/4s, 2017			275,000	270,875

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B, 2.49s, 2014			753,824	694,191

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/4s, 2014			376,928	112,293

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2 1/4s, 2014			140,645	41,900

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014(PIK)			406,908	381,984

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014(PIK)			231,537	217,355

Goodman Global, Inc. bank term loan FRN 9s, 2017			642,727	649,843

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016			477,444	479,320

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018			615,000	613,352

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014			676,625	444,373

				3,905,486
Consumer staples (0.4%)

Claire's Stores, Inc. bank term loan FRN 3.086s, 2014			507,823	482,432

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018			238,200	237,307

Prestige Brands, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019			93,807	94,315

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017			935,300	932,828

Rite Aid Corp. bank term loan FRN Ser. B, 2s, 2014			80,341	78,774

				1,825,656
Energy (0.1%)

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016			537,800	535,410

				535,410
Financials (1.0%)

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017			660,000	607,613

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016			242,489	243,298

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014			448,500	447,939

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017			170,000	170,071

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014			700,000	697,603

Lone Star Intermediate Super Holdings, LLC bank term loan FRN 11s, 2019			580,000	586,670

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019			1,095,000	1,111,424

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.814s, 2017			412,749	411,459

				4,276,077
Gaming and lottery (0.4%)

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B, 9 1/2s, 2016			278,588	286,040

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.494s, 2018			243,000	219,194

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017			1,140,048	1,141,947

				1,647,181
Health care (0.6%)

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015			872,226	870,045

Emergency Medical Services Corp. bank term loan FRN Ser. B, 5 1/4s, 2018			693,000	692,480

Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 6 1/4s, 2018			523,688	529,470

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017(PIK)			230,000	230,192

				2,322,187
Homebuilding (0.3%)

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017			1,210,000	1,241,546

				1,241,546
Retail (0.1%)

Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B, 6 1/4s, 2017			225,013	225,564

				225,564
Technology (0.1%)

Lawson Software, Inc. bank term loan FRN Ser. B, 6 1/4s, 2018			515,000	509,850

				509,850
Utilities and power (0.5%)

Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016			214,463	223,684

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016			54,863	55,994

Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.743s, 2017			3,334,778	1,848,717

				2,128,395

Total senior loans (cost $23,993,379)				$22,250,661

COMMON STOCKS (2.0%)(a)
			Shares	Value

Alpha Natural Resources, Inc.(NON)			9,175	$139,552

Avis Budget Group, Inc.(NON)			23,540	333,091

Bohai Bay Litigation, LLC (Escrow)(F)			2,670	8,329

Chesapeake Energy Corp.			14,290	331,099

CIT Group, Inc.(NON)			6,665	274,865

Compton Petroleum Corp. (Canada)(NON)			38,617	153,271

CONSOL Energy, Inc.			10,840	369,644

Deepocean Group (Shell) (acquired 6/09/11, cost $73,240) (Norway)(RES)			25,695	436,815

DISH Network Corp. Class A			13,165	433,523

FelCor Lodging Trust, Inc.(NON)(R)			59,595	214,542

Fortescue Metals Group, Ltd. (Australia)			64,240	386,615

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)			11,984	455,871

General Motors Co.(NON)			26,017	667,336

Harry & David Holdings, Inc.			925	73,538

Interpublic Group of Companies, Inc. (The)			41,465	473,116

LyondellBasell Industries NV Class A (Netherlands)			12,133	529,605

Magellan Health Services, Inc.(NON)			273	13,325

Newfield Exploration Co.(NON)			8,745	303,277

NII Holdings, Inc.(NON)			17,390	318,411

Quicksilver Resources, Inc.(NON)			31,575	159,138

Spectrum Brands Holdings, Inc.(NON)			22,594	789,886

Stallion Oilfield Holdings, Ltd.			5,032	196,248

Terex Corp.(NON)			15,379	346,028

Trump Entertainment Resorts, Inc.			913	913

TRW Automotive Holdings Corp.(NON)			5,435	252,456

Vantage Drilling Co.(NON)			306,492	490,387

Vertis Holdings, Inc.(F)			2,187	22

Total common stocks (cost $10,092,524)				$8,150,903

CONVERTIBLE PREFERRED STOCKS (1.2%)(a)
			Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.(R)			34,707	$710,018

General Motors Co. Ser. B, $2.375 cv. pfd.			17,091	714,617

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.(R)			18,312	964,676

Lehman Brothers Holdings, Inc. 7.25% cv. pfd. (Escrow)(F)			1,120	11

Lucent Technologies Capital Trust I 7.75% cv. pfd.			679	552,027

MetLife, Inc. $3.75 cv. pfd.			10,405	735,842

Nielsen Holdings NV $3.125 cv. pfd.			8,730	506,886

PPL Corp. $4.75 cv. pfd.			12,650	684,239

Total convertible preferred stocks (cost $5,145,578)				$4,868,316

CONVERTIBLE BONDS AND NOTES (0.5%)(a)
			Principal amount	Value

Altra Holdings, Inc. 144A cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$366,000	$360,510

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			402,000	637,170

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026(STP)			725,000	661,563

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			175,000	198,406

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub. notes 7s, 2014			237,000	350,464

Total convertible bonds and notes (cost $1,608,414)				$2,208,113

PREFERRED STOCKS (0.4%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			774	$644,815

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			47,700	1,102,347

Total preferred stocks (cost $1,471,856)				$1,747,162

WARRANTS (0.1%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$0.01	37	$760

General Motors Co.	7/10/19	18.33	5,869	65,733

General Motors Co.	7/10/16	10.00	5,869	97,601

Smurfit Kappa Group PLC 144A (Ireland)(F)	10/1/13	EUR 1.00	432	20,452

Tower Semiconductor, Ltd. 144A (Israel)(F)	6/30/15	$0.01	192,571	46,217

Total warrants (cost $263,659)				$230,763

SHORT-TERM INVESTMENTS (2.7%)(a)
			Shares	Value

Putnam Money Market Liquidity Fund 0.11%(e)			11,276,035	$11,276,035

Total short-term investments (cost $11,276,035)				$11,276,035

TOTAL INVESTMENTS

Total investments (cost $399,103,047)(b)				$405,396,658

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $11,150,289) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Canadian Dollar	Sell	4/18/12	$260,582	$263,648	$3,066
	Euro	Sell	4/18/12	1,017,678	1,018,440	762
Barclays Bank PLC
	Euro	Sell	4/18/12	447,351	447,165	(186)
Citibank, N.A.
	Euro	Buy	4/18/12	102,435	102,377	58
	Euro	Sell	4/18/12	102,435	101,063	(1,372)
Credit Suisse AG
	Euro	Sell	4/18/12	975,397	974,944	(453)
Deutsche Bank AG
	Euro	Sell	4/18/12	1,482,102	1,481,430	(672)
Goldman Sachs International
	Euro	Sell	4/18/12	1,078,232	1,077,832	(400)
HSBC Bank USA, National Association
	Euro	Buy	4/18/12	424,544	419,297	5,247
	Euro	Sell	4/18/12	424,544	424,011	(533)
JPMorgan Chase Bank, N.A.
	Canadian Dollar	Sell	4/18/12	272,008	275,300	3,292
	Euro	Sell	4/18/12	164,456	167,232	2,776
Royal Bank of Scotland PLC (The)
	Euro	Buy	4/18/12	592,867	591,166	1,701
	Euro	Sell	4/18/12	592,867	585,536	(7,331)
State Street Bank and Trust Co.
	Euro	Sell	4/18/12	712,641	712,303	(338)
UBS AG
	Euro	Sell	4/18/12	893,369	892,890	(479)
Westpac Banking Corp.
	Australian Dollar	Sell	4/18/12	450,450	467,492	17,042
	Canadian Dollar	Buy	4/18/12	393,880	393,044	836
	Euro	Sell	4/18/12	755,456	755,119	(337)

Total						$22,679

Key to holding's currency abbreviations
CAD	Canadian Dollar
EUR	Euro
Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $410,908,046.
(b)	The aggregate identified cost on a tax basis is $399,366,783, resulting in gross unrealized appreciation and depreciation of $22,015,999 and $15,986,124, respectively, or net unrealized appreciation of $6,029,875.
(NON)	Non-income-producing security.
(STP)	The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $436,815, or 0.1% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $3,375 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $28,694,317 and $26,243,775, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $6,945 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies, (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $9,472 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$1,372,091	$—	$—
Capital goods	346,028	—	—
Communication services	751,934	—	—
Consumer cyclicals	1,607,450	913	22
Consumer staples	1,196,515	—	—
Energy	1,946,368	633,063	8,329
Financials	274,865	—	—
Health care	13,325	—	—
Total common stocks	7,508,576	633,976	8,351
Convertible bonds and notes	$—	$2,208,113	$—
Convertible preferred stocks	—	4,868,305	11
Corporate bonds and notes	—	354,120,384	544,321
Preferred stocks	—	1,747,162	—
Senior loans	—	22,250,661	—
Warrants	163,334	760	66,669
Short-term investments	11,276,035	—	—

Totals by level	$18,947,945	$385,829,361	$619,352

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	22,679	—

Totals by level	$—	$22,679	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$34,780	$12,101
Equity contracts	230,763	—

Total	$265,543	$12,101

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Income Fund

The fund's portfolio
3/31/12 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (33.5%)(a)
		Principal amount	Value

U.S. Government Agency Mortgage Obligations (33.5%)

Federal National Mortgage Association Pass-Through Certificates
5s, March 1, 2038		$250,638	$270,463
4s, TBA, April 1, 2042		16,000,000	16,773,750
3 1/2s, TBA, May 1, 2042		28,000,000	28,667,187
3 1/2s, TBA, April 1, 2042		83,000,000	85,230,801

Total U.S. government and agency mortgage obligations (cost $131,200,725)			$130,942,201

U.S. TREASURY OBLIGATIONS (0.1%)(a)
		Principal amount	Value

U.S. Treasury Inflation Protected Securities 2s, April 15, 2012(i)		$198,744	$201,062

U.S. Treasury Notes 2 5/8s, November 15, 2020(SEGSF)		128,000	134,630

Total U.S. treasury Obligations (cost $321,714)			$335,692

CORPORATE BONDS AND NOTES (31.7%)(a)
		Principal amount	Value

Basic materials (1.5%)

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019		$155,000	$195,709

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)		380,000	456,523

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)		435,000	415,485

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		275,000	290,125

CF Industries, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2018		400,000	461,500

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041		410,000	423,386

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029		70,000	87,226

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020		110,000	122,791

International Paper Co. sr. unsec. notes 9 3/8s, 2019		307,000	406,748

International Paper Co. sr. unsec. notes 7.95s, 2018		492,000	618,235

LyondellBasell Industries NV 144A company guaranty sr. notes 6s, 2021 (Netherlands)		200,000	210,000

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019		170,000	206,687

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 5.2s, 2040 (Australia)		365,000	385,622

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		32,000	31,953

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		33,000	33,148

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		225,000	288,697

Sealed Air Corp. sr. notes 7 7/8s, 2017		80,000	86,267

Sealed Air Corp. 144A notes 5 5/8s, 2013		215,000	221,868

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		37,000	45,961

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		111,000	127,106

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018		230,000	265,716

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096		85,000	88,261

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)		230,000	236,576

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)		305,000	342,621

			6,048,211
Capital goods (0.5%)

Allied Waste North America, Inc. company guaranty sr. unsec. notes 6 7/8s, 2017		435,000	454,031

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		310,000	311,550

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		458,000	585,043

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038		205,000	256,351

Republic Services, Inc. company guaranty sr. unsec. notes 5.7s, 2041		90,000	102,223

Republic Services, Inc. company guaranty sr. unsec. notes 3.8s, 2018		110,000	118,067

Republic Services, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2019		210,000	243,011

			2,070,276
Communication services (3.1%)

American Tower REIT, Inc. sr. unsec. notes 7 1/4s, 2019(R)		545,000	629,314

American Tower Corp., Inc. sr. unsec. notes 7s, 2017(R)		505,000	588,420

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		195,000	229,738

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		510,000	599,400

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030		410,000	525,722

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028		450,000	420,504

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039		190,000	179,724

Comcast Cable Communications company guaranty sr. unsub. notes 8 7/8s, 2017		90,000	116,924

Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037		205,000	259,545

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040		40,000	44,239

Cox Communications, Inc. 144A bonds 8 3/8s, 2039		245,000	343,469

Cox Communications, Inc. 144A notes 5 7/8s, 2016		125,000	143,386

Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020		635,000	653,362

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)		76,000	79,120

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020		275,000	289,438

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015		85,000	91,375

NBCUniversal Media, LLC sr. unsec. unsub. notes 5.15s, 2020		255,000	288,610

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040		325,000	390,831

Qwest Corp. notes 6 3/4s, 2021		723,000	798,572

Rogers Communications, Inc. company guaranty notes 6.8s, 2018 (Canada)		295,000	367,252

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)		475,000	523,155

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017		950,000	1,017,138

TCI Communications, Inc. company guaranty 7 7/8s, 2026		555,000	721,787

Telecom Italia Capital SA company guaranty sr. unsec. unsub. notes 6.175s, 2014 (Italy)		75,000	78,938

Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)		465,000	452,057

Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 6.221s, 2017 (Spain)		140,000	147,976

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038		575,000	727,623

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018		40,000	48,761

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039		125,000	149,042

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039		230,000	308,623

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018		45,000	61,044

Verizon New Jersey, Inc. debs. 8s, 2022		40,000	51,432

Verizon Pennsylvania, Inc. debs. 8.35s, 2030		405,000	506,120

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013		255,000	262,924

			12,095,565
Consumer cyclicals (2.4%)

Advance Auto Parts, Inc. company guaranty sr. unsec. notes 5 3/4s, 2020		360,000	401,309

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		210,000	226,275

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030		520,000	672,583

Choice Hotels International, Inc. company guaranty sr. unsec. unsub. notes 5.7s, 2020		385,000	403,610

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. notes 6.35s, 2040		270,000	298,711

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2019		475,000	543,127

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		95,000	102,363

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020		270,000	278,074

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		200,000	207,171

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		245,000	264,345

FUEL Trust 144A company guaranty asset backed notes 4.207s, 2016		550,000	564,452

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)		180,000	203,252

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		320,000	368,962

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2016		682,000	712,690

Limited Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		275,000	298,375

Limited Brands, Inc. sr. notes 5 5/8s, 2022		125,000	126,250

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042		70,000	68,515

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 3 7/8s, 2022		105,000	105,482

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019		160,000	157,561

Masco Corp. sr. unsec. unsub notes 5.95s, 2022		115,000	115,268

News America Holdings, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024		420,000	485,771

News America Holdings, Inc. debs. 7 3/4s, 2045		230,000	269,313

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020		65,000	69,501

Owens Corning company guaranty sr. unsec. notes 9s, 2019		261,000	321,683

QVC, Inc. 144A sr. notes 7 1/8s, 2017		220,000	234,300

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023		175,000	232,782

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032		460,000	599,950

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021		40,000	43,702

Time Warner, Inc. debs. 9.15s, 2023		325,000	442,641

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022		410,000	416,240

			9,234,258
Consumer staples (1.9%)

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		140,000	190,236

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019		575,000	773,220

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039		396,000	600,702

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)		470,000	499,106

Campbell Soup Co. debs. 8 7/8s, 2021		345,000	492,484

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017		208,000	225,680

CVS Pass-Through Trust 144A company guaranty sr. notes 7.507s, 2032		766,906	918,593

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		750,000	848,924

General Mills, Inc. sr. unsec. notes 5.65s, 2019		85,000	100,800

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		471,000	576,028

Kroger Co. company guaranty sr. unsec unsub. notes 6 3/4s, 2012		20,000	20,037

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017		200,000	241,127

McDonald's Corp. sr. unsec. Ser. MTN, 6.3s, 2038		220,000	291,408

McDonald's Corp. sr. unsec. bond 6.3s, 2037		345,000	459,361

McDonald's Corp. sr. unsec. notes 5.7s, 2039		145,000	181,344

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042		200,000	207,205

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		260,000	301,600

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014 (United Kingdom)		555,000	636,319

			7,564,174
Energy (2.1%)

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031		565,000	697,969

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4.742s, 2021 (United Kingdom)		605,000	677,596

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)		185,000	203,221

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013		420,000	443,100

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021		197,000	196,015

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020		310,000	336,755

El Paso Pipeline Partners Operating Co., LP company guaranty sr. unsec. notes 6 1/2s, 2020		230,000	259,900

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019		155,000	183,020

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031		185,000	238,562

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040		150,000	186,326

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012		90,000	91,466

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016		280,000	286,650

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		121,000	122,513

Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041		360,000	388,681

Petrobras International Finance Co. company guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)		215,000	249,349

Petrobras International Finance Co. company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)		825,000	888,310

Petrohawk Energy Corp. company guaranty sr. unsec. notes 7 1/4s, 2018		245,000	280,219

Petronas Capital, Ltd. 144A company guaranty unsec. unsub. notes 5 1/4s, 2019 (Malaysia)		200,000	222,955

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040		130,000	174,238

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company guaranty sr. notes 5 1/2s, 2014 (Qatar)		500,000	538,750

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021		225,000	233,225

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)		430,000	481,264

Weatherford Bermuda company guaranty sr. unsec. notes 9 5/8s, 2019		210,000	278,311

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.8s, 2037		95,000	104,892

Weatherford International, Inc. company guaranty sr. unsec. unsub. notes 6.35s, 2017		115,000	132,795

Weatherford International, Ltd. company guaranty 6 1/2s, 2036 (Switzerland)		185,000	199,396

			8,095,478
Financials (13.5%)

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017 (Netherlands)		200,000	202,902

Aflac, Inc. sr. unsec. notes 6.9s, 2039		460,000	539,758

Aflac, Inc. sr. unsec. notes 6.45s, 2040		320,000	356,293

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012		350,000	359,097

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.542s, 2017		570,000	538,278

American Express Co. sr. unsec. notes 8 1/8s, 2019		800,000	1,045,834

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068		275,000	291,088

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018		615,000	668,595

Aon PLC jr. unsec. sub. notes 8.205s, 2027		1,065,000	1,233,390

Associates Corp. of North America sr. unsec. notes 6.95s, 2018		80,000	90,549

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034		485,000	507,931

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2018 (France)		140,000	121,450

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		900,000	924,881

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042		240,000	241,627

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016		420,000	461,783

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)		1,225,000	1,440,674

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017 (United Kingdom)		700,000	719,766

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017		455,000	527,115

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018		715,000	862,164

Camden Property Trust sr. unsec. notes 4 7/8s, 2023(R)		965,000	1,020,112

Capital One Capital III company guaranty jr. unsec. sub. notes 7.686s, 2036		475,000	477,969

Capital One Capital V company guaranty jr. unsec. sub. notes 10 1/4s, 2039		580,000	595,950

Citigroup Capital XXI company guaranty jr. unsec. sub. notes FRN 8.3s, 2057		195,000	196,853

Citigroup, Inc. sr. unsec. sub. FRN 0.745s, 2016		812,000	706,926

Citigroup, Inc. sub. notes 5s, 2014		405,000	419,430

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012		320,000	325,390

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021		255,000	271,736

CNA Financial Corp. unsec. notes 6 1/2s, 2016		350,000	393,309

Commonwealth Bank of Australia 144A sr. unsec. notes 5s, 2019 (Australia)		75,000	81,017

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s, 2014 (Australia)		40,000	41,369

Cooperative Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144A jr. unsec. sub. notes FRN 11s, 2019 (Netherland)		175,000	222,250

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds FRB 5.628s, perpetual maturity		830,000	710,688

Duke Realty LP sr. unsec. notes 6 1/2s, 2018(R)		185,000	211,909

Duke Realty LP sr. unsec. notes 6 1/4s, 2013(R)		22,000	23,092

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021		360,000	369,174

FIA Card Services, NA sub. notes Ser. BKNT, 7 1/8s, 2012		350,000	358,766

GATX Financial Corp. notes 5.8s, 2016		235,000	250,254

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067		565,000	574,888

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018		90,000	104,318

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.71s, 2016		100,000	95,601

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032		425,000	507,767

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021		1,060,000	1,096,539

Glen Meadow Pass-Through Trust 144A jr. sub. notes FRN 6.505s, 2067		975,000	748,313

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		40,000	45,627

Goldman Sachs Group, Inc. (The) sr. unsec. 6.15s, 2018		230,000	248,085

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		454,000	443,417

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs. FRB 8 1/8s, 2038		400,000	427,000

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6 5/8s, 2040		330,000	340,791

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB 6.071s, perpetual maturity (Jersey)		900,000	636,750

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018 (United Kingdom)		635,000	595,996

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019		235,000	233,552

Highwood Realty LP sr. unsec. bonds 5.85s, 2017(R)		410,000	435,750

HSBC Finance Capital Trust IX FRN 5.911s, 2035		1,300,000	1,219,608

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		1,005,000	1,127,895

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 7 3/4s, 2016		350,000	362,250

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherland)		360,000	356,570

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		260,000	257,400

International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015		108,000	106,650

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017		405,000	463,405

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036		337,000	338,011

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub. notes FRN 1.503s, 2047		2,137,000	1,585,201

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037		45,000	45,252

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. notes FRN 7s, 2037		220,000	198,000

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		900,000	825,391

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 6 3/8s, 2021 (United Kingdom)		170,000	182,478

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)		845,000	835,901

Loews Corp. notes 5 1/4s, 2016		210,000	232,225

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)		545,000	547,082

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039		755,000	1,071,396

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038		875,000	954,997

Merrill Lynch & Co., Inc. sr. unsec. notes 6.4s, 2017		360,000	392,593

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018		125,000	138,962

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037		1,500,000	1,642,500

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036		85,000	83,300

Metropolitan Life Global Funding I 144A notes 3.65s, 2018		130,000	136,401

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016		445,000	460,179

MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec notes 6 7/8s, 2021(R)		355,000	370,975

Nationwide Financial Services, Inc. notes 5 5/8s, 2015		260,000	274,848

Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013(R)		195,000	201,083

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031		205,000	238,345

Nordea Bank AB 144A jr. unsec. sub. notes FRN 5.424s, 2015 (Sweden)		100,000	96,500

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033		515,000	504,732

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037		1,690,000	1,753,375

Prudential Covered Trust 2012-1 144A company guaranty notes 2.997s, 2015		135,000	136,524

Prudential Financial, Inc. sr. notes 7 3/8s, 2019		165,000	203,959

Prudential Financial, Inc. sr. notes 6.2s, 2015		165,000	182,437

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040		270,000	315,718

Rayonier, Inc. company guaranty sr. unsec. unsub. notes 3 3/4s, 2022(R)		125,000	122,463

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 6.4s, 2019 (United Kingdom)		150,000	157,317

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)		800,000	775,029

SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Part sr. unsec. notes 5s, 2018(R)		185,000	188,127

Societe Generale SA 144A jr. unsec. sub. bonds FRB 1.333s, 2017 (France)		355,000	229,181

Standard Chartered PLC 144A jr. sub. bonds FRB 7.014s, 2049 (United Kingdom)		800,000	776,839

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds FRB 1.474s, 2037		1,525,000	1,130,039

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020(R)		240,000	265,544

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub. notes 5.6s, 2019		385,000	422,129

Teachers Insurance & Annuity Association of America 144A notes 6.85s, 2039		605,000	749,250

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017(R)		190,000	196,154

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015(R)		465,000	487,548

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		930,000	1,068,363

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		760,000	875,567

WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018		935,000	1,101,575

Wells Fargo Bank NA unsec. sub. notes FRN 0.708s, 2016		400,000	381,085

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s, perpetual maturity (Australia)		645,000	633,971

Willis Group Holdings Ltd. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021 (United Kingdom)		410,000	434,439

Willis Group North America, Inc. company guaranty 6.2s, 2017		245,000	274,153

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		218,000	211,460

			52,666,139
Health care (0.7%)

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		755,000	960,038

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042		195,000	200,006

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021		420,000	461,441

Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019		90,000	92,700

Fresenius Medical Care US Finance, Inc. 144A company guaranty sr. notes 5 3/4s, 2021		277,000	286,695

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 4 3/4s, 2020		97,000	105,592

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041		165,000	164,430

WellPoint, Inc. notes 7s, 2019		405,000	502,876

			2,773,778
Technology (0.6%)

Brocade Communications Systems, Inc. company guaranty sr. notes 6 7/8s, 2020		155,000	170,888

Brocade Communications Systems, Inc. company guaranty sr. notes 6 5/8s, 2018		100,000	105,000

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018		265,000	286,863

Dell, Inc. sr. unsec. notes 5 7/8s, 2019		65,000	77,161

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018		850,000	1,013,459

Lexmark International Inc, sr. unsec. notes 5.9s, 2013		405,000	422,374

Xerox Corp. sr. unsec. notes 4 1/2s, 2021		185,000	190,318

			2,266,063
Transportation (0.6%)

American Airlines pass-through certificates Ser. 11-2, Class A, 8 5/8s, 2023		105,000	110,644

Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018		160,000	190,008

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018		166,914	178,806

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042		95,000	91,509

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018		112,411	122,387

Norfolk Southern Corp. sr. unsec. notes 6s, 2111		210,000	234,795

Northwest Airlines Corp. pass-through certificates Ser. 00-1, 7.15s, 2019		509,307	509,944

Southwest Airlines Co. pass-through certificates Ser. 07-1, 6.15s, 2022		289,299	329,801

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014		295,000	320,319

United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022		225,979	239,538

			2,327,751
Utilities and power (4.8%)

AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013		150,000	156,246

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035		255,000	285,170

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042		110,000	107,560

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017		370,000	432,867

Beaver Valley Funding Corp. sr. bonds 9s, 2017		309,000	321,827

Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016		680,000	756,846

Bruce Mansfield Unit pass-through certificates 6.85s, 2034		921,215	984,548

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019		610,000	743,968

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.522s, 2013		375,000	372,656

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033		195,000	233,261

Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042		205,000	202,139

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016		120,000	129,000

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 2.77s, 2066		1,750,000	1,528,459

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017		75,000	89,978

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041		215,000	215,483

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Netherlands)		630,000	556,785

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032		380,000	464,699

Electricite de France SA (EDF)144A notes 6.95s, 2039 (France)		415,000	492,698

Enel Finance International SA 144A company guaranty sr. unsec. notes 5 1/8s, 2019 (Luxembourg)		280,000	275,161

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042		285,000	301,087

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022		145,000	152,062

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 5.7s, 2042		310,000	335,185

Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.2s, 2016		300,000	315,240

Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036		170,000	186,333

ITC Holdings Corp. 144A notes 5 7/8s, 2016		450,000	513,657

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		140,000	160,916

Kansas Gas and Electric Co. bonds 5.647s, 2021		197,875	212,937

KCP&L Greater Missouri Operations Co. sr. unsec. unsub. notes 11 7/8s, 2012		595,000	610,398

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036		490,000	582,461

MidAmerican Energy Holdings Co. sr. unsec. bond 6 1/2s, 2037		185,000	231,140

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029		175,000	214,467

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038		155,000	196,702

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037		265,000	315,102

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037		205,000	261,219

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016		450,000	508,658

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)		945,000	1,019,308

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067		610,000	626,775

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018		50,000	58,400

Spectra Energy Capital, LLC sr. notes 8s, 2019		325,000	410,658

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6.572s, 2017		105,000	122,815

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		415,000	546,543

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s, 2067 (Canada)		915,000	945,751

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019		260,000	318,999

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		395,000	460,113

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042		40,000	38,288

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067		815,000	839,450

			18,834,015

Total corporate bonds and notes (cost $115,224,108)			$123,975,708

MORTGAGE-BACKED SECURITIES (30.5%)(a)
		Principal amount	Value

Adjustable Rate Mortgage Trust
FRB Ser. 05-7, Class 7A21, 0.492s, 2035		$1,525,529	$1,052,615
FRB Ser. 05-5, Class 6A21, 0.472s, 2035		665,104	518,781

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049		918,568	941,542
Ser. 06-6, Class A2, 5.309s, 2045		700,613	706,138
Ser. 07-1, Class XW, IO, 0.284s, 2049		5,779,017	72,862

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.865s, 2042		9,268,649	159,792
Ser. 04-5, Class XC, IO, 0.717s, 2041		15,876,693	260,489
Ser. 02-PB2, Class XC, IO, 0.541s, 2035		2,240,248	2,169
Ser. 07-5, Class XW, IO, 0.416s, 2051		12,724,370	193,996
Ser. 05-1, Class XW, IO, 0.066s, 2042		118,606,046	53,491

Bear Stearns Asset Backed Securities Trust FRB Ser. 04-AC6, Class A2, 0.642s, 2034		1,325,771	914,782

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.303s, 2032		412,000	469,515
Ser. 04-PWR3, Class D, 4.889s, 2041(F)		586,000	580,178
Ser. 04-PR3I, Class X1, IO, 0 1/4s, 2041		2,133,508	34,501

Bear Stearns Commercial Mortgage Securities, Inc. 144A Ser. 06-PW14, Class X1, IO, 0.182s, 2038(F)		7,206,758	122,556

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043		570,000	544,430

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.385s, 2049		21,890,366	308,654
Ser. 07-CD4, Class XC, IO, 0.156s, 2049		61,294,969	539,396

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1, Class F, 6.23s, 2031		207,612	212,786

Commercial Mortgage Pass-Through Certificates Ser. 05-LP5, Class B, 5.105s, 2043(F)		467,000	439,101

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.175s, 2046		27,963,517	365,141
Ser. 05-C6, Class XC, IO, 0.067s, 2044		24,422,386	133,722

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.794s, 2039		1,588,721	1,589,560
Ser. 06-C5, Class AX, IO, 0.183s, 2039		13,420,174	182,953

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2, Class AX, IO, 0.101s, 2049		44,124,691	278,398

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class D, 5.575s, 2036		512,000	506,880
Ser. 05-C5, Class AJ, 5.1s, 2038(F)		782,000	801,393
Ser. 03-CPN1, Class E, 4.891s, 2035		459,000	455,016

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		808,000	861,005
Ser. 02-CP3, Class AX, IO, 1.372s, 2035		7,978,435	12,008
Ser. 04-C4, Class AX, IO, 1.018s, 2039		2,474,926	48,667

DLJ Commercial Mortgage Corp. 144A
FRB Ser. 98-CG1, Class B4, 7.212s, 2031		970,000	1,018,189
Ser. 99-CG2, Class B4, 6.1s, 2032		982,104	1,011,862

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.82s, 2037		656,990	1,022,742
IFB Ser. 2976, Class LC, 23.534s, 2035		95,541	151,910
IFB Ser. 2979, Class AS, 23.387s, 2034		112,549	153,826
IFB Ser. 3072, Class SM, 22.91s, 2035		507,081	762,570
IFB Ser. 3065, Class DC, 19.135s, 2035		610,775	913,499
IFB Ser. 2990, Class LB, 16.328s, 2034		611,953	828,248
IFB Ser. 3835, Class SN, 15.521s, 2041		2,891,897	3,927,485
IFB Ser. 3835, Class SC, IO, 6.408s, 2038		2,138,029	394,338
IFB Ser. 3803, Class SP, IO, 6.358s, 2038		2,710,833	388,408
IFB Ser. 3907, Class KS, IO, 6.308s, 2040		2,114,705	389,182
IFB Ser. 3708, Class SA, IO, 6.208s, 2040		5,118,979	771,072
IFB Ser. 3852, Class NT, 5.758s, 2041		1,118,863	1,140,434
IFB Ser. 3752, Class PS, IO, 5.758s, 2040		2,809,482	482,219
IFB Ser. 4001, Class NS, IO, 5.758s, 2039		2,448,111	444,485
Ser. 3645, Class ID, IO, 5s, 2040		224,353	22,456
Ser. 3632, Class CI, IO, 5s, 2038		244,970	24,250
Ser. 3626, Class DI, IO, 5s, 2037		163,467	8,611
Ser. 3623, Class CI, IO, 5s, 2036		149,615	11,034
Ser. 4018, Class DI, IO, 4 1/2s, 2041		2,640,000	416,830
Ser. 3747, Class HI, IO, 4 1/2s, 2037		643,729	80,235
Ser. 3707, Class PI, IO, 4 1/2s, 2025		3,543,225	303,583
Ser. 3768, Class MI, IO, 4s, 2035		21,411,759	2,203,962
Ser. 3738, Class MI, IO, 4s, 2034		11,051,764	949,936
Ser. 3736, Class QI, IO, 4s, 2034		3,910,176	190,621
Ser. 3751, Class MI, IO, 4s, 2034		4,064,516	253,301
Ser. T-56, Class A, IO, 0.524s, 2043		5,849,272	98,706
Ser. T-56, Class 3, IO, 0.477s, 2043		2,945,281	920
Ser. T-56, Class 1, IO, 0.294s, 2043		7,258,100	2,268
Ser. T-56, Class 2, IO, 0 1/8s, 2043		16,285,958	5,089
Ser. 3369, Class BO, PO, zero %, 2037		35,958	32,741
Ser. 3327, Class IF, IO, zero %, 2037		5,412	—
Ser. 3391, PO, zero %, 2037		107,783	93,816
Ser. 3300, PO, zero %, 2037		399,391	364,791
Ser. 3175, Class MO, PO, zero %, 2036		56,748	51,105
Ser. 3210, PO, zero %, 2036		91,472	83,735
FRB Ser. 3326, Class YF, zero %, 2037		15,732	14,722
FRB Ser. 3117, Class AF, zero %, 2036		23,800	19,932
FRB Ser. 3326, Class WF, zero %, 2035		63,236	54,560
FRB Ser. 3036, Class AS, zero %, 2035		32,585	27,609

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.45s, 2036		761,086	1,345,576
IFB Ser. 06-8, Class HP, 23.68s, 2036		566,544	918,537
IFB Ser. 05-45, Class DA, 23.534s, 2035		1,080,172	1,699,857
IFB Ser. 07-53, Class SP, 23.314s, 2037		438,686	665,394
IFB Ser. 05-122, Class SE, 22.254s, 2035		953,722	1,390,410
IFB Ser. 05-75, Class GS, 19.525s, 2035		654,017	919,499
IFB Ser. 05-106, Class JC, 19.374s, 2035		381,004	581,872
IFB Ser. 05-83, Class QP, 16.765s, 2034		133,510	181,573
IFB Ser. 11-4, Class CS, 12.417s, 2040		788,785	914,991
IFB Ser. 10-129, Class PS, IO, 6.458s, 2038		7,091,677	1,218,882
IFB Ser. 12-14, Class JS, IO, 6.408s, 2030		2,712,832	532,366
IFB Ser. 12-4, Class SN, IO, 6.358s, 2040		1,643,522	330,759
IFB Ser. 12-14, Class SP, IO, 6.308s, 2041		4,173,596	870,863
IFB Ser. 12-3, Class CS, IO, 6.308s, 2040		2,566,054	490,860
IFB Ser. 12-14, Class SA, IO, 6.258s, 2042		2,157,688	446,447
IFB Ser. 11-67, Class BS, IO, 6.258s, 2041		5,592,051	887,291
IFB Ser. 11-27, Class AS, IO, 6.238s, 2041		5,004,692	759,562
IFB Ser. 12-30, Class BS, IO, 6.2s, 2042		1,635,000	339,001
IFB Ser. 12-30, Class HS, IO, 6.2s, 2042		7,742,000	1,548,168
IFB Ser. 12-4, Class SY, IO, 5.708s, 2042		1,406,279	244,777
Ser. 10-67, Class BI, IO, 5 1/2s, 2025		2,532,754	255,650
Ser. 10-100, Class AI, IO, 4 1/2s, 2025		4,572,109	298,373
Ser. 03-W10, Class 1, IO, 1.437s, 2043		4,331,900	205,088
Ser. 07-64, Class LO, PO, zero %, 2037		178,312	162,400
Ser. 372, Class 1, PO, zero %, 2036		236,688	226,295
FRB Ser. 06-104, Class EK, zero %, 2036		4,210	4,084
IFB Ser. 06-48, Class FG, zero %, 2036		14,458	14,418

First Union National Bank Commercial Mortgage 144A Ser. 01-C3, Class K, 6.155s, 2033		460,830	460,830

First Union National Bank-Bank of America Commercial Mortgage 144A Ser. 01-C1, Class 3, IO, 1.217s, 2033		1,220,642	12

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029		1,196,000	1,218,144
Ser. 97-C2, Class G, 7 1/2s, 2029		361,000	388,328

GE Capital Commercial Mortgage Corp. 144A
Ser. 03-C2, Class D, 5.326s, 2037		935,000	975,699
Ser. 05-C2, Class XC, IO, 0.134s, 2043		21,295,603	163,486
Ser. 05-C3, Class XC, IO, 0.091s, 2045		123,368,192	565,036
Ser. 07-C1, Class XC, IO, 0.088s, 2049		59,861,040	311,637

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.162s, 2029		2,111,106	60,781
Ser. 05-C1, Class X1, IO, 0.238s, 2043		22,557,283	301,974

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3, Class G, 6.974s, 2036		5,050	4,526

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.497s, 2041		4,631,501	7,019,827
IFB Ser. 10-158, Class SD, 14.275s, 2040		855,000	1,143,058
IFB Ser. 11-70, Class WS, 9.217s, 2040		3,648,000	3,934,332
IFB Ser. 11-56, Class MS, 6.829s, 2041		191,564	204,613
IFB Ser. 11-56, Class SG, 6.829s, 2041		107,357	115,209
IFB Ser. 11-37, Class SB, IO, 6.458s, 2038		814,489	116,479
IFB Ser. 11-61, Class CS, IO, 6.438s, 2035		6,522,656	1,009,487
IFB Ser. 10-85, Class AS, IO, 6.408s, 2039		2,125,329	345,366
IFB Ser. 11-37, Class SD, IO, 6.408s, 2038		1,047,811	148,459
IFB Ser. 10-163, Class SI, IO, 6.388s, 2037		1,762,574	304,114
IFB Ser. 10-58, Class LS, IO, 6.308s, 2039		2,558,224	395,322
IFB Ser. 10-42, Class SP, IO, 6.308s, 2039		1,535,300	243,929
IFB Ser. 11-70, Class SM, IO, 5.648s, 2041		1,760,000	509,150
Ser. 11-116, Class IA, IO, 4 1/2s, 2039		4,133,985	581,280
Ser. 12-8, Class PI, IO, 4s, 2041		3,973,828	706,547
Ser. 11-70, PO, zero %, 2041		15,616,473	12,302,813
Ser. 10-151, Class KO, PO, zero %, 2037		715,022	643,555
Ser. 06-36, Class OD, PO, zero %, 2036		16,669	15,506

Greenwich Capital Commercial Funding Corp. 144A Ser. 03-C1, Class G, 4.773s, 2035		498,000	485,114

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038		244,428	248,744

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030		319,898	326,296
Ser. 06-GG6, Class XC, IO, 0.076s, 2038		53,372,245	82,780

Harborview Mortgage Loan Trust FRB Ser. 2005-2, Class 2A1A, 0.462s, 2035		1,551,917	977,708

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.653s, 2041(F)		744,000	714,329
FRB Ser. 02-C2, Class E, 5.305s, 2034		448,000	447,167
Ser. 06-LDP8, Class X, IO, 0.552s, 2045		27,861,110	559,479
Ser. 07-LDPX, Class X, IO, 0.319s, 2049		19,849,712	218,406

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 01-C1, Class H, 5.626s, 2035(F)		487,000	489,437
Ser. 05-CB12, Class X1, IO, 0.113s, 2037		15,969,045	146,819
Ser. 06-LDP6, Class X1, IO, 0.054s, 2043		43,756,522	149,297

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031		314,997	308,697
Ser. 99-C1, Class G, 6.41s, 2031		554,198	559,740
Ser. 98-C4, Class G, 5.6s, 2035		253,639	262,567
Ser. 98-C4, Class H, 5.6s, 2035		441,000	480,297

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038		504,881	504,881
Ser. 03-C5, Class F, 4.843s, 2037		750,000	710,625
Ser. 07-C2, Class XW, IO, 0.518s, 2040		4,001,791	79,488

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.649s, 2038		19,923,287	487,981
Ser. 06-C7, Class XCL, IO, 0.262s, 2038		34,560,330	615,589
Ser. 05-C3, Class XCL, IO, 0.24s, 2040		39,098,698	654,121
Ser. 05-C2, Class XCL, IO, 0.227s, 2040		76,730,967	600,343
Ser. 07-C2, Class XCL, IO, 0.15s, 2040		83,335,942	992,948
Ser. 05-C7, Class XCL, IO, 0.104s, 2040		53,103,546	289,467

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.84s, 2050		166,000	173,552
Ser. 05-MCP1, Class XC, IO, 0.206s, 2043		21,422,344	221,143

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC, IO, 0.877s, 2039		6,163,110	103,922

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB Ser. 06-3, Class AM, 5.456s, 2046		360,000	384,553

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.201s, 2049(F)		70,797,018	906,501

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.324s, 2037		944,064	70,805
Ser. 06-C4, Class X, IO, 6.22s, 2045		2,858,822	214,412
Ser. 05-C3, Class X, IO, 6.052s, 2044		1,005,532	75,415

Morgan Stanley Capital I
Ser. 07-IQ14, Class A2, 5.61s, 2049		750,606	769,945
FRB Ser. 07-HQ12, Class A2, 5.599s, 2049		407,040	414,672

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.092s, 2041(F)		656,000	662,618

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C, 5.15s, 2035		614,000	601,824

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.87s, 2043		536,000	554,052

Mortgageit Trust Ser. 2005-2, Class 1A2, 0.572s, 2035		2,447,369	1,664,211

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030		300,000	310,590

Opteum Mortgage Acceptance Corp. FRB Ser. 05-3, Class A2, 0.582s, 2035		1,229,219	928,060

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J, 6 5/8s, 2033		183,617	9,181

Structured Asset Mortgage Investments, Inc. Ser. 07-AR4, Class X2, IO, 0 1/2s, 2047		38,085,016	784,551

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO, 6.009s, 2045		14,585,442	2,406,598

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ, 5.656s, 2039(F)		850,000	863,677

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		307,467	312,579
Ser. 06-C29, IO, 0.395s, 2048		32,510,957	537,731
Ser. 07-C34, IO, 0.377s, 2046		9,282,357	133,295

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 06-C23, Class XC, IO, 0.047s, 2045		33,852,795	154,369
Ser. 06-C26, Class XC, IO, 0.046s, 2045		12,566,896	35,564

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036		73,000	63,510
Ser. 05-C1A, Class C, 4.9s, 2036		119,000	119,615

WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR11, Class A1C3, 0.752s, 2045		1,100,462	638,268
FRB Ser. 05-AR19, Class A1C3, 0.742s, 2045		3,053,925	1,588,041
FRB Ser. 05-AR11, Class A1B2, 0.692s, 2045		837,025	615,213
FRB Ser. 05-AR8, Class 2AB2, 0.662s, 2045		1,828,616	1,398,891
FRB Ser. 05-AR11, Class A1B3, 0.642s, 2045		3,160,794	2,323,184
FRB Ser. 05-AR2, Class 2A23, 0.622s, 2045		4,463,749	3,481,724

Total mortgage-backed securities (cost $104,777,216)			$119,034,877

PURCHASED OPTIONS OUTSTANDING (6.2%)(a)
	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/3.625	$11,111,000	$805,570

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/3.625	11,111,000	702,437

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	22,209,000	2,359,040

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	22,209,000	1,007,000

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	4,762,000	307,349

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	4,762,000	307,349

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	4,762,000	113,645

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.17% versus the three month USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	4,762,000	113,645

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	11,052,000	1,428,250

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	11,052,000	406,669

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.74	11,052,000	1,478,349

Option on an interest rate swap with Citibank, N.A. for the right to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA July 2026.	Jul-16/4.74	11,052,000	388,865

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 5.11% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/5.11	9,452,000	137,678

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72	4,173,000	356,524

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.72% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.72	4,173,000	71,859

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765	4,173,000	363,631

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.765	4,173,000	70,365

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705	3,557,000	302,662

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705	3,557,000	302,662

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705	3,557,000	61,244

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 4.705% versus the three month USD-LIBOR-BBA maturing May 2021.	May-16/4.705	3,557,000	61,244

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04	5,339,000	528,406

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04	5,339,000	218,584

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	9,187,600	2,131,477

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	9,187,600	576,623

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	9,187,600	2,236,795

Option on an interest rate swap with Deutsche Bank AG for the right to pay a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	9,187,600	539,790

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.8625% versus the three month USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	1,760,000	11,035

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.855 versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	1,760,000	10,472

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	770,000	29,299

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.325% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	770,000	14,900

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3675% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	2,196,000	46,138

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.27% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.27	2,196,000	37,574

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.13375% versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/2.13375	4,619,000	57,322

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	1,296,000	115,798

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.8825% versus the three month USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	1,296,000	48,535

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.845 versus the three month USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	1,760,000	9,645

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.835 versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	1,760,000	8,818

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	770,000	27,735

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.305% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	770,000	13,814

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.34375% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	2,196,000	42,888

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.2475% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.2475	2,196,000	34,499

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.1125% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/2.1125	4,619,000	51,271

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.82% versus the three month USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	1,760,000	8,061

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.3175% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	2,196,000	39,067

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 2.225% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.225	2,196,000	31,161

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	770,000	26,049

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.28% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	770,000	12,528

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.193% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	4,575,000	59,063

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.085% versus the three month USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	4,619,000	43,973

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	770,000	24,455

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.26% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	770,000	11,334

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.064% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.064	4,619,000	37,137

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	1,296,000	100,647

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	1,296,000	34,512

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.169% versus the three month USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	4,575,000	50,462

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9475% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	12,307,000	56,366

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	770,000	22,523

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.235% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	770,000	9,748

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	19,936,300	959,135

Option on an interest rate swap with Credit Suisse International for the right to pay a fixed rate of 2.855% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.855	19,936,300	163,876

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 2.042% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.042	4,619,000	29,377

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.144% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	4,575,000	41,404

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	6,638,267	597,378

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.37% versus the three month USD-LIBOR-BBA maturing August 2022.	Aug-12/3.37	6,638,267	15,002

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	5,531,889	570,006

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	5,531,889	493,389

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.36% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.36	5,531,889	12,225

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.52% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.52	5,531,889	8,298

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	2,212,756	226,122

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.51% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	2,212,756	3,231

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	5,531,889	580,461

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.1825% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	1,637,000	16,108

Option on an interest rate swap with Barclay's Bank, PLC for the right to pay a fixed rate of 3.5375% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	5,531,889	7,247

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	7,775,852	818,331

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.54% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	7,775,852	9,487

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	5,533,109	558,346

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	5,533,109	7,470

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	1,760,000	1,426

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	1,760,000	1,426

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	1,760,000	1,426

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	1,760,000	1,426

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.6714% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	1,760,000	1,426

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	770,000	20,343

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.215% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	770,000	8,070

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	7,935,000	54,990

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.1075% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	7,935,000	54,990

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.11875% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	7,935,000	56,815

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.055% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.055	1,708,000	9,104

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.122% versus the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	4,575,000	31,979

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	1,760,000	739

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	1,760,000	739

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	1,760,000	739

Option on an interest rate swap with Bank of America, N.A. for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	1,760,000	739

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.683% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	1,760,000	739

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	770,000	18,110

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.195% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	770,000	6,276

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.03% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.03	1,708,000	5,705

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	1,296,000	80,404

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.83% versus the three month USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	1,296,000	16,057

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.096% versus the three month USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	4,575,000	21,182

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17	770,000	15,377

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.17% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.17	770,000	3,912

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 2.074% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.074	4,575,000	10,431

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.005% versus the three month USD-LIBOR-BBA maturing May 2022.	May-12/2.005	1,708,000	2,255

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.35% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	1,637,000	16,992

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	1,760,000	88

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	1,760,000	88

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	1,760,000	88

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	1,760,000	88

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.861% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	1,760,000	88

Option on an interest rate swap with Goldman Sachs International for the right to pay a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	770,000	12,274

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 2.15% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	770,000	1,240

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	7,885,000	631

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.998% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	7,885,000	631

Option on an interest rate swap with Goldman Sachs International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	7,885,000	79

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	7,885,000	79

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	7,885,000	79

Option on an interest rate swap with Deutsche Bank AG for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	7,885,000	79

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	7,885,000	79

Option on an interest rate swap with Credit Suisse International for the right to receive a fixed rate of 1.9275% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	7,885,000	79

Option on an interest rate swap with Citibank, N.A. for the right to receive a fixed rate of 1.985% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.985	1,708,000	68

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 2.015% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/2.015	1,582,000	16

Option on an interest rate swap with Barclay's Bank, PLC for the right to receive a fixed rate of 1.765% versus the three month USD-LIBOR-BBA maturing April 2022.	Apr-12/1.765	3,955,000	4

Total purchased options outstanding (cost $28,403,981)			$24,081,029

ASSET-BACKED SECURITIES (3.8%)(a)
		Principal amount	Value

Countrywide Asset Backed Certificates
FRB Ser. 05-AB1, Class A3, 0.542s, 2035		$3,958,200	$3,374,366
FRB Ser. 07-11, Class 2A2, 0.362s, 2047		2,408,000	2,119,040
FRB Ser. 07-1, Class 2A2, 0.342s, 2037		1,821,000	1,575,165

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023 (In default)(NON)		77,731	8

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.992s, 2032		165,178	65,939

Green Tree Financial Corp. Ser. 99-3, Class A7, 6.74s, 2031		683,907	671,939

GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, 0.672s, 2035		3,533,000	2,508,430
FRB Ser. 05-9, Class 2A3, 0.612s, 2035		1,400,000	997,360
FRB Ser. 05-6, Class A3, 0.612s, 2035		4,711,000	3,443,765

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		166,806	166,716

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		799,453	95,934

Total asset-backed securities (cost $15,208,695)			$15,018,662

MUNICIPAL BONDS AND NOTES (0.5%)(a)
		Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$350,000	$445,004

IL State G.O. Bonds
4.421s, 1/1/15		165,000	173,342
4.071s, 1/1/14		490,000	508,728

North TX, Thruway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49		285,000	366,650

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		255,000	286,995

Total municipal bonds and notes (cost $1,547,426)			$1,780,719

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.2%)(a)
		Principal amount	Value

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		$220,000	$201,056

Korea Development Bank sr. unsec. unsub. notes 4s, 2016		400,000	415,947

Total foreign government and agency bonds and notes (cost $628,023)			$617,003

SENIOR LOANS (0.0%)(a)(c)
		Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 5.494s, 2018		$62,450	$56,332

National Bedding Company, LLC bank term loan FRN Ser. B, 4 1/8s, 2013		44,181	44,126

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 4.058s, 2016		41,772	41,787

SunGard Data Systems, Inc. bank term loan FRN Ser. C, 3.994s, 2017		2,016	2,020

Total senior loans (cost $144,600)			$144,265

SHORT-TERM INVESTMENTS (33.6%)(a)
		Principal amount/shares	Value

Federal National Mortgage Association discount notes with an effective yield of 0.029%, April 16, 2012(SEGSF)		$5,000,000	$4,999,938

Straight-A Funding, LLC commercial paper with an effective yield of 0.188%, April 25, 2012		4,000,000	3,999,493

Straight-A Funding, LLC commercial paper with an effective yield of 0.178%, May 17, 2012		2,250,000	2,249,483

Straight-A Funding, LLC commercial paper with an effective yield of 0.178%, May 10, 2012		5,500,000	5,498,928

U.S. Treasury bills with effective yields ranging from 0.104% to 0.107%, December 13, 2012(SEGSF)		9,767,000	9,757,497

U.S. Treasury bills with effective yields ranging from 0.088% to 0.124%, May 3, 2012(SEG)(SEGSF)		6,916,000	6,915,442

U.S. Treasury bills with an effective yield of 0.087%, October 18, 2012(SEGSF)		9,210,000	9,203,387

U.S. Treasury bills with an effective yield of 0.085%, April 5, 2012		3,000,000	2,999,967

U.S. Treasury bills with effective yields ranging from 0.065% to 0.085%, June 28, 2012(SEG)(SEGSF)		7,527,000	7,525,728

U.S. Treasury Bills with effective yields ranging from 0.084% to 0.105%, November 15, 2012(SEGSF)		20,172,000	20,155,479

U.S. Treasury bills with effective yields ranging from 0.055% to 0.111%, July 26, 2012(SEG)(SEGSF)		41,016,000	41,005,213

Putnam Money Market Liquidity Fund 0.11%(e)		9,737,000	9,737,000

SSgA Prime Money Market Fund 0.12%(P)		7,340,000	7,340,000

Total short-term investments (cost $131,394,115)			$131,387,555

TOTAL INVESTMENTS

Total investments (cost $528,850,603)(b)			$547,317,711

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	112	$15,428,000	Jun-12	$(399,861)
U.S. Treasury Bond Ultra 30 yr (Long)	110	16,606,563	Jun-12	(574,272)
U.S. Treasury Bond Ultra 30 yr (Short)	2	301,938	Jun-12	10,434
U.S. Treasury Note 2 yr (Long)	2	440,281	Jun-12	(254)
U.S. Treasury Note 5 yr (Long)	40	4,901,563	Jun-12	(19,006)
U.S. Treasury Note 10 yr (Long)	491	63,576,828	Jun-12	(714,364)
U.S. Treasury Note 10 yr (Short)	19	2,460,203	Jun-12	(138)

Total				$(1,697,461)

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $18,851,113) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	$9,187,600	Aug-15/4.375	$576,623
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.375% versus the three month USD-LIBOR-BBA maturing August 2045.	9,187,600	Aug-15/4.375	2,158,121
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	9,187,600	Aug-15/4.46	539,790
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing August 2045.	9,187,600	Aug-15/4.46	2,269,604
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	3,766,571	Sep-16/3.49	233,753
Option on an interest rate swap with Goldman Sachs International for the obligation to receive a fixed rate of 3.49% versus the three month USD-LIBOR-BBA maturing September 2026.	3,766,571	Sep-16/3.49	258,989
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	10,186,838	Aug-16/3.625	644,012
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 3.625% versus the three month USD-LIBOR-BBA maturing August 2026.	10,186,838	Aug-16/3.625	738,566
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.35% versus the three month USD-LIBOR-BBA maturing August 2026.	2,055,246	Aug-16/4.35	226,620
Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	19,380,070	Aug-16/4.28	878,731
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 4.28% versus the three month USD-LIBOR-BBA maturing August 2026.	19,380,070	Aug-16/4.28	2,058,551
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.	3,530,993	Aug-16/4.68	129,287
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.68% versus the three month USD-LIBOR-BBA maturing August 2026.	3,530,993	Aug-16/4.68	458,284
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	2,942,494	Jul-16/4.67	108,272
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.67% versus the three month USD-LIBOR-BBA maturing July 2026.	2,942,494	Jul-16/4.67	380,259
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	1,176,998	Jul-16/4.80	40,297
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.80% versus the three month USD-LIBOR-BBA maturing July 2026.	1,176,998	Jul-16/4.80	161,675
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	4,136,091	Jul-16/4.79	142,079
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.79% versus the three month USD-LIBOR-BBA maturing July 2026.	4,136,091	Jul-16/4.79	566,305
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	2,943,143	Jul-16/4.74	103,554
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.74% versus the three month USD-LIBOR-BBA maturing July 2026.	2,943,143	Jul-16/4.74	393,684
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.86% versus the three month USD-LIBOR-BBA maturing June 2026.	3,966,685	Jun-16/5.86	77,886
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.86% versus the three month USD-LIBOR-BBA maturing June 2026.	3,966,685	Jun-16/4.86	562,579
Option on an interest rate swap with Citibank, N.A. for the obligation to receive a fixed rate of 5.12% versus the three month USD-LIBOR-BBA maturing June 2021.	9,816,169	Jun-16/5.12	143,051
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to receive a fixed rate of 4.89% versus the three month USD-LIBOR-BBA maturing June 2021.	9,659,361	Jun-16/4.89	156,008
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.	9,598,032	Jun-16/4.575	179,243
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 4.12% versus the three month USD-LIBOR-BBA maturing June 2021.	9,816,169	Jun-16/4.12	631,435
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 4.39% versus the three month USD-LIBOR-BBA maturing June 2021.	9,659,361	Jun-16/4.39	709,316
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.575% versus the three month USD-LIBOR-BBA maturing June 2021.	9,598,032	Jun-16/4.575	767,008
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	5,339,000	Sep-15/4.04	218,584
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 4.04% versus the three month USD-LIBOR-BBA maturing September 2025.	5,339,000	Sep-15/4.04	528,406
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.3625% versus the three month USD-LIBOR-BBA maturing January 2023.	985,000	Jan-13/2.3625	20,754
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.355% versus the three month USD-LIBOR-BBA maturing December 2022.	985,000	Dec-12/2.355	20,360
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.345% versus the three month USD-LIBOR-BBA maturing December 2022.	985,000	Dec-12/2.345	19,680
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.335% versus the three month USD-LIBOR-BBA maturing November 2022.	985,000	Nov-12/2.335	18,981
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.32% versus the three month USD-LIBOR-BBA maturing November 2022.	985,000	Nov-12/2.32	18,232
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.443% versus the three month USD-LIBOR-BBA maturing October 2022.	3,520,000	Oct-12/2.443	82,227
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.419% versus the three month USD-LIBOR-BBA maturing September 2022.	3,520,000	Sep-12/2.419	75,117
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4475% versus the three month USD-LIBOR-BBA maturing August 2022.	8,488,000	Aug-12/2.4475	189,028
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.394% versus the three month USD-LIBOR-BBA maturing August 2022.	3,520,000	Aug-12/2.394	67,443
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.6825% versus the three month USD-LIBOR-BBA maturing July 2022.	930,000	Jul-12/2.6825	33,378
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	845,000	Jul-12/2.1714	7,715
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	845,000	Jul-12/2.1714	7,715
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	845,000	Jul-12/2.1714	7,715
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	845,000	Jul-12/2.1714	7,715
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.1714% versus the three month USD-LIBOR-BBA maturing July 2022.	845,000	Jul-12/2.1714	7,715
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	6,555,000	Jul-12/2.6075	200,517
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.6075% versus the three month USD-LIBOR-BBA maturing July 2022.	6,555,000	Jul-12/2.6075	200,517
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.61875% versus the three month USD-LIBOR-BBA maturing July 2022.	6,555,000	Jul-12/2.61875	204,844
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.372% versus the three month USD-LIBOR-BBA maturing July 2022.	3,520,000	Jul-12/2.372	59,066
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	827,000	Jun-12/2.183	6,500
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	827,000	Jun-12/2.183	6,500
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	827,000	Jun-12/2.183	6,500
Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	827,000	Jun-12/2.183	6,500
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.183% versus the three month USD-LIBOR-BBA maturing June 2022.	827,000	Jun-12/2.183	6,500
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.346% versus the three month USD-LIBOR-BBA maturing June 2022.	3,520,000	Jun-12/2.346	48,646
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 2022.	9,347,000	May-12/5.51	2,717,173
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.324% versus the three month USD-LIBOR-BBA maturing May 2022.	3,520,000	May-12/2.324	36,608
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.60% versus the three month USD-LIBOR-BBA maturing April 2022.	1,280,000	Apr-12/2.60	35,558
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	1,249,000	Apr-12/2.111	1,736
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	1,249,000	Apr-12/2.111	1,736
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	1,249,000	Apr-12/2.111	1,736
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	1,249,000	Apr-12/2.111	1,736
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.111% versus the three month USD-LIBOR-BBA maturing April 2022.	1,249,000	Apr-12/2.111	1,736
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.498	119,158
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.498% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.498	119,158
Option on an interest rate swap with Goldman Sachs International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.4275	83,203
Option on an interest rate swap with Barclay's Bank, PLC for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.4275	83,203
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.4275	83,203
Option on an interest rate swap with Citibank, N.A. for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.4275	83,203
Option on an interest rate swap with Deutsche Bank AG for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.4275	83,203
Option on an interest rate swap with Credit Suisse International for the obligation to pay a fixed rate of 2.4275% versus the three month USD-LIBOR-BBA maturing April 2022.	6,308,000	Apr-12/2.4275	83,203
Option on an interest rate swap with JPMorgan Chase Bank N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 2022.	9,347,000	May-12/5.51	9

Total			$21,905,999

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $45,182,109) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s, April 1, 2042	$44,000,000	4/12/12	$45,182,500

Total			$ 45,182,500

	INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

			Upfront		Payments	Payments	Unrealized
	Swap counterparty /		premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
	$57,217,000		$—	3/23/14	0.643%	3 month USD-LIBOR-BBA	$(71,770)
	22,934,000		—	3/23/17	1.4045%	3 month USD-LIBOR-BBA	(156,721)
	70,986,000		—	3/23/22	2.388%	3 month USD-LIBOR-BBA	(683,746)
	977,000		—	3/23/42	3 month USD-LIBOR-BBA	3.0995%	10,220
	2,837,000		—	3/29/22	2.24312%	3 month USD-LIBOR-BBA	11,730
	Barclay's Bank, PLC
	12,695,000		(31,738)	3/23/14	0.52%	3 month USD-LIBOR-BBA	(16,466)
	1,025,000	(E)	—	4/11/22	2.265%	3 month USD-LIBOR-BBA	3,301
	1,451,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	16,803
	8,257,000		—	3/14/14	3 month USD-LIBOR-BBA	0.57%	(756)
	1,096,000		—	3/14/42	3 month USD-LIBOR-BBA	2.84%	(41,492)
	10,962,000		—	3/14/17	1.136%	3 month USD-LIBOR-BBA	54,375
	8,074,000		—	3/14/22	3 month USD-LIBOR-BBA	2.08%	(136,399)
	2,677,000		—	3/14/17	3 month USD-LIBOR-BBA	1.133%	(13,657)
	3,121,000		—	3/14/22	2.078%	3 month USD-LIBOR-BBA	53,299
	287,000		—	3/14/42	2.834%	3 month USD-LIBOR-BBA	11,215
	1,569,000		—	3/14/22	3 month USD-LIBOR-BBA	2.0975%	(23,984)
	11,710,000		—	3/15/22	3 month USD-LIBOR-BBA	2.18551%	(96,869)
	123,005,000		—	3/15/14	3 month USD-LIBOR-BBA	0.5965%	49,380
	17,564,000		—	3/15/17	3 month USD-LIBOR-BBA	1.1815%	(63,029)
	31,067,000		—	3/15/42	3 month USD-LIBOR-BBA	2.8737%	(1,076,680)
	12,626,000		—	3/15/22	3 month USD-LIBOR-BBA	2.1255%	(173,974)
	1,123,000		—	3/19/14	3 month USD-LIBOR-BBA	0.624%	1,030
	339,000		—	3/19/17	3 month USD-LIBOR-BBA	1.324%	1,051
	1,605,000		—	3/19/22	2.33%	3 month USD-LIBOR-BBA	(7,360)
	78,000		—	3/19/42	3.083%	3 month USD-LIBOR-BBA	(579)
	600,000		—	3/19/19	3 month USD-LIBOR-BBA	1.835%	2,742
	1,375,000		—	3/20/14	3 month USD-LIBOR-BBA	0.6362%	1,590
	940,000		—	3/20/17	1.37%	3 month USD-LIBOR-BBA	(5,001)
	4,324,000		—	3/20/22	3 month USD-LIBOR-BBA	2.3975%	46,374
	7,122,000		—	3/20/14	3 month USD-LIBOR-BBA	0.642%	9,033
	2,737,000		—	3/20/17	3 month USD-LIBOR-BBA	1.386%	16,684
	10,248,000		—	3/20/22	2.405%	3 month USD-LIBOR-BBA	(117,001)
	518,000		—	3/20/42	3.151%	3 month USD-LIBOR-BBA	(10,938)
	3,853,000		—	3/21/14	0.615%	3 month USD-LIBOR-BBA	(2,759)
	1,234,000		—	3/21/17	3 month USD-LIBOR-BBA	1.361%	5,952
	2,181,000		—	3/21/14	0.62125%	3 month USD-LIBOR-BBA	(1,827)
	1,510,000		—	3/22/14	3 month USD-LIBOR-BBA	0.65%	2,115
	2,334,000		—	3/22/22	2.4425%	3 month USD-LIBOR-BBA	(34,354)
	3,427,000		—	3/23/14	3 month USD-LIBOR-BBA	0.64%	4,091
	504,000		—	3/23/22	2.3925%	3 month USD-LIBOR-BBA	(5,062)
	7,957,000		—	3/26/14	0.62625%	3 month USD-LIBOR-BBA	(7,066)
	1,582,000		—	3/26/22	2.355%	3 month USD-LIBOR-BBA	(9,885)
	1,962,000		—	3/27/22	2.305%	3 month USD-LIBOR-BBA	(3,218)
	2,107,000		—	3/27/14	3 month USD-LIBOR-BBA	.609%	1,142
	801,000		—	3/28/14	3 month USD-LIBOR-BBA	0.60%	286
	1,122,000		—	3/28/22	2.345%	3 month USD-LIBOR-BBA	(5,905)
	1,419,000		—	4/02/22	2.2325%	3 month USD-LIBOR-BBA	7,861
	6,515,000		—	4/03/22	3 month USD-LIBOR-BBA	2.30%	3,974
	Citibank, N.A.
	581,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0625%	(6,507)
	1,451,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	16,803
	102,725,000		—	3/23/14	0.646%	3 month USD-LIBOR-BBA	(135,085)
	43,842,000		—	3/23/17	1.4259%	3 month USD-LIBOR-BBA	(345,402)
	35,034,000		—	3/23/22	2.4285%	3 month USD-LIBOR-BBA	(467,743)
	3,233,000		—	3/23/42	3 month USD-LIBOR-BBA	3.1348%	56,927
	1,419,000		—	3/30/22	2.248%	3 month USD-LIBOR-BBA	5,326
	Credit Suisse International
	1,451,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	16,803
	730,000	(E)	—	8/17/22	3 month USD-LIBOR-BBA	2.4475%	1,978
	167,093,000		—	3/19/14	3 month USD-LIBOR-BBA	0.651%	243,281
	14,151,000		—	3/19/17	1.377%	3 month USD-LIBOR-BBA	(80,490)
	1,078,000		—	3/19/42	3 month USD-LIBOR-BBA	3.1405%	20,553
	39,395,000		—	3/19/22	2.388%	3 month USD-LIBOR-BBA	(390,600)
	1,417,000		—	3/19/42	3.075%	3 month USD-LIBOR-BBA	(8,238)
	2,823,000		—	3/19/22	2.35125%	3 month USD-LIBOR-BBA	(18,442)
	2,823,000		—	3/20/22	2.383%	3 month USD-LIBOR-BBA	(26,537)
	Deutsche Bank AG
	294,000	(E)	—	10/7/21	3 month USD-LIBOR-BBA	3.0475%	(3,484)
	1,451,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	16,803
	1,178,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	21,157
	14,404,000		—	3/01/14	0.5815%	3 month USD-LIBOR-BBA	(1,927)
	81,190,000		—	3/05/14	0.567%	3 month USD-LIBOR-BBA	11,145
	18,949,000		—	3/05/17	3 month USD-LIBOR-BBA	1.1673%	(71,376)
	18,839,000		—	3/05/22	3 month USD-LIBOR-BBA	2.133%	(232,836)
	23,078,000		—	3/05/42	3 month USD-LIBOR-BBA	2.856%	(866,281)
	3,217,000		—	3/06/22	2.064%	3 month USD-LIBOR-BBA	60,255
	5,816,000		—	3/06/17	3 month USD-LIBOR-BBA	1.09%	(43,949)
	8,064,000		—	3/06/42	2.807%	3 month USD-LIBOR-BBA	383,236
	6,205,000		—	3/07/17	3 month USD-LIBOR-BBA	1.106%	(42,332)
	3,335,000		—	3/07/22	2.061%	3 month USD-LIBOR-BBA	63,517
	8,571,000		—	3/07/42	2.79%	3 month USD-LIBOR-BBA	437,374
	5,007,100		—	3/12/22	3 month USD-LIBOR-BBA	2.092%	(83,513)
	5,699,000		—	3/19/22	2.335%	3 month USD-LIBOR-BBA	(28,765)
	189,000		—	4/03/17	3 month USD-LIBOR-BBA	1.291%	125
	Goldman Sachs International
	7,459,000		(207,173)	3/26/22	2.075%	3 month USD-LIBOR-BBA	(62,091)
	1,451,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	16,803
	1,178,000	(E)	—	4/13/22	3 month USD-LIBOR-BBA	2.498%	21,157
	2,823,000		—	3/21/22	3 month USD-LIBOR-BBA	2.405%	32,079
	75,433,000		—	3/22/14	3 month USD-LIBOR-BBA	0.6345%	80,632
	25,031,000		—	3/22/17	1.4097%	3 month USD-LIBOR-BBA	(178,739)
	68,706,000		—	3/22/22	3 month USD-LIBOR-BBA	2.413%	825,265
	37,888,000		—	3/22/42	3.1405%	3 month USD-LIBOR-BBA	(713,560)
	2,838,000		—	3/30/22	3 month USD-LIBOR-BBA	2.273125%	(4,123)
	2,838,000		—	4/03/22	3 month USD-LIBOR-BBA	2.245%	(12,828)
	JPMorgan Chase Bank N.A.
	138,702,000		—	3/26/14	0.6275%	3 month USD-LIBOR-BBA	(127,358)
	34,917,000		—	3/26/17	3 month USD-LIBOR-BBA	1.3425%	124,218
	12,574,000		—	3/26/22	2.3245%	3 month USD-LIBOR-BBA	(43,304)
	3,995,000		—	3/26/42	3.0525%	3 month USD-LIBOR-BBA	(2,737)
	1,451,000	(E)	—	4/12/22	3 month USD-LIBOR-BBA	2.4275%	16,803

	Total						$(3,978,257)
(E)	See Interest rate swap contracts note regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$710,157	$—	1/12/41	(4.50%)1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	$(10,547)
716,843	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	12,250
4,009,117	65,148	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	6,013
Barclay's Bank, PLC
2,521,777	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(4,329)
2,151,789	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	2,786
622,442	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	9,407
5,707,261	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(9,797)
3,664,366	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	6,845
2,861,831	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,341
14,914,111	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(31,842)
5,914,763	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,039
12,769,259	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(21,918)
9,420,096	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17,581
3,701,489	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	(9,481)
432,509	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	8,474
1,635,067	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	2,882
1,725,710	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	2,950
5,460,021	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	10,190
9,909,075	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	165,276
5,389,581	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(9,251)
1,326,506	—	1/12/41	(4.50%)1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(13,460)
3,908,509	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	5,061
12,924,650	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	24,122
1,911,007	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,567
381,821	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	713
1,237,519	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,312
897,093	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,676
Citibank, N.A.
3,006,132	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,611
5,261,900	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	9,821
Credit Suisse International
2,337,472	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	4,120
4,166,949	—	1/12/39	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(19,388)
710,157	—	1/12/41	(4.50%)1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(10,547)
716,006	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	12,235
2,080,854	22,759	1/12/41	(4.50%)1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(6,341)
3,635,946	63,061	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	7,927
Goldman Sachs International
8,925,809	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	132,564
1,955,441	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	32,614
924,910	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	13,737
760,551	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	11,296
2,558,427	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	37,997
4,444,968	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(7,630)
1,669,864	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,866)
1,445,111	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	24,103
3,038,326	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	45,124
934,163	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	15,581
2,543,663	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	43,466
2,517,337	—	1/12/41	(4.50%)1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(37,387)
6,089,294	7,612	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,841)
463,992	5,727	1/12/40	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(1,820)
225,747	(952)	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,027)
602,162	(2,235)	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,331)

Total					$491,878

Key to holding's abbreviations
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $390,696,903.
(b)	The aggregate identified cost on a tax basis is $538,827,198, resulting in gross unrealized appreciation and depreciation of $19,179,131 and $10,688,618, respectively, or net unrealized appreciation of $8,490,513.
(NON)	Non-income-producing security.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $7,217 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $48,057,648 and $128,063,877, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $191,498,542 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
The fund had an average contract amount of approximately $570,400,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately $409,100,000 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts to hedge interest rate risk and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to manage exposure to credit risk.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Interest rate swap contracts: The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.
An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $1,804,000,000 on interest rate swap contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $7,697,958 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $16,077,783 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $16,508,785.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$15,018,662	$—
Corporate bonds and notes	—	123,975,708	—
Foreign government and agency bonds and notes	—	617,003	—
Mortgage-backed securities	—	119,034,877	—
Municipal bonds and notes	—	1,780,719	—
Purchased options outstanding	—	24,081,029	—
Senior loans	—	144,265	—
U.S. Government and Agency Mortgage Obligations	—	130,942,201	—
U.S. Treasury Obligations	—	335,692	—
Short-term investments	17,077,000	114,310,555	—

Totals by level	$17,077,000	$530,240,711	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(1,697,461)	$—	$—
Written options	—	(21,905,999)	—
TBA sale commitments	—	(45,182,500)	—
Interest rate swap contracts	—	(3,739,346)	—
Total return swap contracts	—	330,758	—

Totals by level	$(1,697,461)	$(70,497,087)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Interest rate contracts	$27,719,046	$30,650,065

Total	$27,719,046	$30,650,065

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT International Equity Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (99.1%)(a)
	Shares	Value

Australia (2.6%)

Macquarie Group, Ltd.	147,662	$4,447,950

Origin Energy, Ltd.	205,795	2,845,855

Telstra Corp., Ltd.	1,353,535	4,612,774

		11,906,579
Belgium (1.5%)

Anheuser-Busch InBev NV	92,064	6,726,202

		6,726,202
Brazil (2.1%)

Cia Hering	101,800	2,629,417

Itau Unibanco Holding SA ADR (Preference)(S)	150,900	2,895,771

Localiza Rent a Car SA	205,300	3,778,838

		9,304,026
Canada (1.8%)

Agrium, Inc.	42,620	3,678,536

Canadian Natural Resources, Ltd.	140,400	4,653,490

		8,332,026
China (4.4%)

Baidu, Inc. ADR(NON)	21,200	3,090,324

Brilliance China Automotive Holdings, Inc.(NON)	1,912,000	2,068,212

China Mobile, Ltd.	309,500	3,405,654

China National Materials Co., Ltd.	7,383,000	2,994,823

Industrial and Commercial Bank of China, Ltd.	6,371,000	4,110,296

PCD Stores Group, Ltd.	5,998,000	849,624

Perfect World Co., Ltd. ADR(NON)(S)	129,000	2,087,220

Zhongpin, Inc.(NON)	136,394	1,534,433

		20,140,586
France (9.3%)

AXA SA	232,070	3,847,230

Christian Dior SA	60,926	9,348,616

Sanofi	166,142	12,902,809

Technip SA	53,288	6,277,630

Valeo SA	97,004	5,086,994

Vinci SA	95,064	4,957,365

		42,420,644
Germany (12.1%)

Allianz SE	49,548	5,912,370

Biotest AG-Vorzugsaktien (Germany)	29,352	1,747,902

Deutsche Bank AG	144,245	7,176,718

Deutsche Post AG	515,790	9,929,966

Kabel Deutschland Holding AG(NON)	95,741	5,913,312

Lanxess AG	75,860	6,270,793

MTU Aero Engines Holding AG	75,376	6,070,943

Porsche Automobil Holding SE (Preference)	103,088	6,083,863

Siemens AG	59,815	6,030,211

		55,136,078
Hong Kong (1.3%)

Henderson Land Development Co., Ltd.	617,000	3,404,582

Sands China, Ltd.	638,800	2,496,614

		5,901,196
India (0.4%)

Housing Development Finance Corp.	128,211	1,694,464

		1,694,464
Ireland (3.6%)

Covidien PLC(S)	92,000	5,030,560

Kerry Group PLC Class A	108,065	5,001,181

WPP PLC	451,920	6,176,723

		16,208,464
Israel (0.8%)

Teva Pharmaceutical Industries, Ltd. ADR	85,600	3,857,136

		3,857,136
Italy (2.0%)

Fiat SpA(S)	943,892	5,549,092

UniCredit SpA	716,995	3,591,697

		9,140,789
Japan (19.6%)

Aisin Seiki Co., Ltd.	210,800	7,401,049

Astellas Pharma, Inc.	83,200	3,417,663

Canon, Inc.	75,200	3,552,398

Inpex Corp.	1,103	7,449,281

Japan Tobacco, Inc.	1,014	5,708,880

Jupiter Telecommunications Co., Ltd.	1,325	1,327,081

Konami Corp.	176,000	4,988,474

Lawson, Inc.	98,700	6,212,722

Mitsubishi Electric Corp.	566,000	5,005,582

Mitsubishi UFJ Financial Group, Inc.	1,750,200	8,711,881

Nippon Telegraph & Telephone (NTT) Corp.	132,400	6,006,548

Nissan Motor Co., Ltd.	697,000	7,418,835

ORIX Corp.	91,680	8,750,417

Sumitomo Heavy Industries, Ltd.	515,000	2,862,148

Tokyo Gas Co., Ltd.	1,473,000	6,940,558

Yamada Denki Co., Ltd.	53,020	3,311,748

		89,065,265
Malaysia (0.5%)

AirAsia Bhd	2,162,500	2,435,327

		2,435,327
Netherlands (1.0%)

ING Groep NV GDR(NON)	572,152	4,766,954

		4,766,954
Norway (0.9%)

DnB NOR ASA	313,052	4,023,953

		4,023,953
Russia (1.7%)

Gazprom OAO ADR(S)	274,650	3,350,730

Sberbank of Russia ADR(NON)	348,923	4,480,171

		7,830,901
South Korea (1.6%)

SK Hynix, Inc.	92,600	2,390,495

Samsung Electronics Co., Ltd.	4,146	4,665,416

		7,055,911
Spain (0.7%)

Grifols SA(NON)	140,049	2,988,533

		2,988,533
Taiwan (1.2%)

Hon Hai Precision Industry Co., Ltd.	1,361,800	5,283,034

		5,283,034
Turkey (0.6%)

Turkiye Vakiflar Bankasi Tao	1,400,076	2,655,140

		2,655,140
United Kingdom (24.3%)

Associated British Foods PLC	324,305	6,328,459

Barclays PLC	1,854,379	6,977,706

BG Group PLC	419,049	9,705,499

Centrica PLC	959,051	4,853,585

Compass Group PLC	547,469	5,740,064

Kingfisher PLC	1,163,241	5,706,476

Pearson PLC	220,961	4,117,428

Prudential PLC	629,148	7,522,263

Rio Tinto PLC	224,011	12,347,218

Royal Bank of Scotland Group PLC(NON)	6,133,629	2,711,690

Royal Dutch Shell PLC Class A	266,086	9,293,081

SSE PLC	333,100	7,080,829

Standard Chartered PLC	154,044	3,843,739

Tullow Oil PLC	200,048	4,886,048

Vodafone Group PLC	3,284,267	9,045,990

WM Morrison Supermarkets PLC	859,207	4,095,421

Xstrata PLC	355,255	6,068,704

		110,324,200
United States (5.1%)

Accenture PLC Class A(S)	37,800	2,438,100

ACE, Ltd.	44,600	3,264,720

Apple, Inc.(NON)(S)	9,100	5,455,177

Beam, Inc.	35,100	2,055,807

CF Industries Holdings, Inc.	18,700	3,415,555

Tyco International, Ltd.	116,798	6,561,714

		23,191,073

Total common stocks (cost $408,623,884)		$450,388,481

SHORT-TERM INVESTMENTS (4.4%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	17,593,314	$17,593,314

Putnam Money Market Liquidity Fund 0.11%(e)	1,159,567	1,159,567

SSgA Prime Money Market Fund 0.12%(P)	150,000	150,000

U.S. Treasury Bills with effective yields ranging from 0.171% to 0.196%, March 7, 2013(SEGSF)	$303,000	302,516

U.S. Treasury Bills with an effective yield of 0.157%, February 7, 2013(SEGSF)	18,000	17,974

U.S. Treasury Bills with an effective yield of 0.093%, November 15, 2012(SEGSF)	400,000	399,672

U.S. Treasury Bills with effective yields ranging from 0.068% to 0.071%, July 26, 2012(SEGSF)	509,000	508,867

U.S. Treasury Bills with an effective yield of 0.070%, June 28, 2012(SEGSF)	10,000	9,998

U.S. Treasury Bills with an effective yield of 0.102%, April 5, 2012(SEGSF)	10,000	10,000

Total short-term investments (cost $20,151,985)		$20,151,908

TOTAL INVESTMENTS

Total investments (cost $428,775,869)(b)		$470,540,389

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $287,389,808) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	4/18/12	$72,800	$96,355	$(23,555)
	British Pound	Sell	4/18/12	3,725,516	3,714,601	(10,915)
	Canadian Dollar	Sell	4/18/12	632,714	640,157	7,443
	Euro	Sell	4/18/12	15,900,180	15,915,589	15,409
	Norwegian Krone	Sell	4/18/12	116,988	118,579	1,591
	Swedish Krona	Buy	4/18/12	6,998,365	6,928,114	70,251
	Swiss Franc	Sell	4/18/12	988,200	984,850	(3,350)
Barclays Bank PLC
	British Pound	Sell	4/18/12	3,830,593	3,818,173	(12,420)
	Canadian Dollar	Buy	4/18/12	157,452	142,257	15,195
	Euro	Buy	4/18/12	6,125,940	6,123,392	2,548
	Hong Kong Dollar	Sell	4/18/12	1,882,764	1,884,294	1,530
	Japanese Yen	Sell	4/18/12	393,277	416,766	23,489
	Norwegian Krone	Sell	4/18/12	48,648	49,338	690
	Singapore Dollar	Buy	4/18/12	2,602,076	2,613,542	(11,466)
	Swedish Krona	Buy	4/18/12	203,539	197,599	5,940
	Swedish Krona	Sell	4/18/12	203,539	201,476	(2,063)
	Swiss Franc	Buy	4/18/12	2,490,278	2,481,452	8,826
Citibank, N.A.
	Australian Dollar	Buy	4/18/12	231,947	241,158	(9,211)
	Australian Dollar	Sell	4/18/12	231,947	231,969	22
	British Pound	Sell	4/18/12	3,302,170	3,291,731	(10,439)
	Canadian Dollar	Sell	4/18/12	1,341,799	1,357,754	15,955
	Danish Krone	Buy	4/18/12	5,214,127	5,170,108	44,019
	Euro	Sell	4/18/12	3,984,548	3,982,324	(2,224)
	Hong Kong Dollar	Buy	4/18/12	1,447,674	1,448,901	(1,227)
	Norwegian Krone	Buy	4/18/12	1,895,073	1,921,969	(26,896)
	Singapore Dollar	Buy	4/18/12	1,051,045	1,055,862	(4,817)
	Swedish Krona	Buy	4/18/12	282,045	273,832	8,213
	Swedish Krona	Sell	4/18/12	282,045	279,276	(2,769)
	Swiss Franc	Buy	4/18/12	218,603	217,891	712
Credit Suisse AG
	Australian Dollar	Buy	4/18/12	115,715	120,325	(4,610)
	Australian Dollar	Sell	4/18/12	115,715	115,733	18
	British Pound	Buy	4/18/12	4,418,353	4,405,656	12,697
	Canadian Dollar	Buy	4/18/12	3,607,464	3,649,212	(41,748)
	Euro	Buy	4/18/12	10,864,743	10,859,695	5,048
	Japanese Yen	Buy	4/18/12	3,611,579	3,683,495	(71,916)
	Norwegian Krone	Sell	4/18/12	5,742,413	5,821,221	78,808
	Swedish Krona	Sell	4/18/12	313,254	311,828	(1,426)
	Swiss Franc	Buy	4/18/12	1,955,460	1,948,465	6,995
Deutsche Bank AG
	Australian Dollar	Sell	4/18/12	6,806,909	7,067,828	260,919
	Euro	Buy	4/18/12	777,196	776,844	352
	Swedish Krona	Buy	4/18/12	2,597,466	2,570,239	27,227
	Swiss Franc	Buy	4/18/12	5,824,830	5,804,956	19,874
Goldman Sachs International
	Australian Dollar	Sell	4/18/12	3,516,532	3,657,175	140,643
	British Pound	Buy	4/18/12	27,669	27,581	88
	British Pound	Sell	4/18/12	27,669	27,406	(263)
	Euro	Buy	4/18/12	1,840,489	1,839,807	682
	Japanese Yen	Buy	4/18/12	3,306,577	3,372,503	(65,926)
	Norwegian Krone	Sell	4/18/12	1,494,058	1,514,400	20,342
	Swedish Krona	Buy	4/18/12	911,377	902,012	9,365
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/12	2,882,014	2,991,287	(109,273)
	British Pound	Buy	4/18/12	5,337,657	5,321,735	15,922
	Euro	Sell	4/18/12	3,002,616	2,998,846	(3,770)
	Hong Kong Dollar	Buy	4/18/12	2,797,809	2,797,349	460
	Norwegian Krone	Buy	4/18/12	3,147,854	3,192,816	(44,962)
	Swiss Franc	Buy	4/18/12	1,774,639	1,768,857	5,782
JPMorgan Chase Bank, N.A.
	Australian Dollar	Buy	4/18/12	1,291,684	1,343,326	(51,642)
	British Pound	Buy	4/18/12	654,292	652,208	2,084
	British Pound	Sell	4/18/12	654,292	648,066	(6,226)
	Canadian Dollar	Sell	4/18/12	1,361,243	1,377,715	16,472
	Euro	Buy	4/18/12	1,640,155	1,648,176	(8,021)
	Hong Kong Dollar	Buy	4/18/12	7,181,734	7,187,341	(5,607)
	Japanese Yen	Sell	4/18/12	5,135,511	5,154,658	19,147
	Norwegian Krone	Buy	4/18/12	9,989,681	10,122,275	(132,594)
	Singapore Dollar	Buy	4/18/12	3,663,939	3,680,144	(16,205)
	Swedish Krona	Sell	4/18/12	2,298,941	2,273,891	(25,050)
	Swiss Franc	Buy	4/18/12	1,476,373	1,471,246	5,127
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	4/18/12	1,851,334	1,922,532	71,198
	British Pound	Sell	4/18/12	1,858,920	1,849,329	(9,591)
	Canadian Dollar	Buy	4/18/12	351,987	356,129	(4,142)
	Canadian Dollar	Sell	4/18/12	351,987	350,918	(1,069)
	Euro	Sell	4/18/12	1,991,207	1,991,260	53
	Japanese Yen	Sell	4/18/12	264,212	269,659	5,447
	Swedish Krona	Buy	4/18/12	279,023	275,958	3,065
	Swedish Krona	Sell	4/18/12	279,023	270,884	(8,139)
	Swiss Franc	Buy	4/18/12	5,366,351	5,349,932	16,419
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/12	869,051	869,150	(99)
	Australian Dollar	Sell	4/18/12	869,051	903,682	34,631
	Canadian Dollar	Sell	4/18/12	184,613	192,161	7,548
	Euro	Sell	4/18/12	10,580,780	10,575,762	(5,018)
	Norwegian Krone	Buy	4/18/12	908,067	921,201	(13,134)
	Swedish Krona	Buy	4/18/12	302,906	299,954	2,952
	Swedish Krona	Sell	4/18/12	302,906	294,068	(8,838)
UBS AG
	Australian Dollar	Buy	4/18/12	5,763,097	5,991,528	(228,431)
	British Pound	Sell	4/18/12	10,394,469	10,368,583	(25,886)
	Canadian Dollar	Buy	4/18/12	3,281,936	3,320,388	(38,452)
	Euro	Buy	4/18/12	10,238,931	10,233,445	5,486
	Norwegian Krone	Sell	4/18/12	7,716,513	7,824,919	108,406
	Swedish Krona	Buy	4/18/12	1,805,049	1,786,663	18,386
	Swiss Franc	Buy	4/18/12	9,724,115	9,691,365	32,750
Westpac Banking Corp.
	Australian Dollar	Buy	4/18/12	10,543,599	10,942,500	(398,901)
	British Pound	Sell	4/18/12	99,000	102,139	3,139
	Canadian Dollar	Sell	4/18/12	3,195,242	3,232,171	36,929
	Euro	Sell	4/18/12	10,175,443	10,170,907	(4,536)
	Japanese Yen	Sell	4/18/12	7,967,104	8,126,995	159,891

Total						$(80,642)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 1, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $454,513,406.
(b)	The aggregate identified cost on a tax basis is $429,935,260, resulting in gross unrealized appreciation and depreciation of $64,668,023 and $24,062,894, respectively, or net unrealized appreciation of $40,605,129.
(NON)	Non-income-producing security.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $17,066,870.
	The fund received cash collateral of $17,593,314, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $129 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $17,143,197 and $15,983,630, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $927,536 to cover certain derivatives contracts.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Financials	20.9%
	Consumer discretionary	17.9
	Industrials	11.1
	Energy	10.7
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $685,709 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $459,606.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$11,906,579	$—	$—
Belgium	6,726,202	—	—
Brazil	9,304,026	—	—
Canada	8,332,026	—	—
China	20,140,586	—	—
France	42,420,644	—	—
Germany	55,136,078	—	—
Hong Kong	5,901,196	—	—
India	1,694,464	—	—
Ireland	16,208,464	—	—
Israel	3,857,136	—	—
Italy	9,140,789	—	—
Japan	89,065,265	—	—
Malaysia	2,435,327	—	—
Netherlands	4,766,954	—	—
Norway	4,023,953	—	—
Russia	7,830,901	—	—
South Korea	7,055,911	—	—
Spain	2,988,533	—	—
Taiwan	5,283,034	—	—
Turkey	2,655,140	—	—
United Kingdom	110,324,200	—	—
United States	23,191,073	—	—
Total common stocks	450,388,481	—	—
Short-term investments	$1,309,567	$18,842,341	$—

Totals by level	$451,698,048	$18,842,341	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(80,642)	$—

Totals by level	$—	$(80,642)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$1,376,185	$1,456,827

Total	$1,376,185	$1,456,827

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT International Growth Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (97.0%)(a)
		Shares	Value

Aerospace and defense (2.5%)

Embraer SA ADR (Brazil)		11,900	$380,562

European Aeronautic Defense and Space Co. NV (France)		20,651	845,684

MTU Aero Engines Holding AG (Germany)		3,495	281,495

			1,507,741
Airlines (0.4%)

AirAsia Bhd (Malaysia)		195,700	220,390

			220,390
Automobiles (3.0%)

Bayerische Motoren Werke (BMW) AG (Germany)		4,234	380,769

Dongfeng Motor Group Co., Ltd. (China)		80,000	144,430

Fiat SpA (Italy)(S)		89,315	525,078

Nissan Motor Co., Ltd. (Japan)		57,600	613,092

Porsche Automobil Holding SE (Preference) (Germany)		2,987	176,281

			1,839,650
Beverages (2.5%)

Anheuser-Busch InBev NV (Belgium)		20,989	1,533,458

			1,533,458
Biotechnology (2.1%)

Biotest AG-Vorzugsaktien (Germany)		5,216	310,611

Grifols SA ADR (Spain)(NON)(S)		120,638	930,119

			1,240,730
Building products (0.5%)

Compagnie de Saint-Gobain (France)		7,687	343,293

			343,293
Chemicals (3.5%)

BASF SE (Germany)		8,004	700,169

Lanxess AG (Germany)		5,645	466,631

Syngenta AG (Switzerland)		2,003	692,518

Uralkali (Russia)		30,432	231,448

			2,090,766
Commercial banks (7.5%)

Australia & New Zealand Banking Group, Ltd. (Australia)		12,025	289,729

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)		17,972	143,025

Barclays PLC (United Kingdom)		118,195	444,747

China Construction Bank Corp. (China)		890,000	687,653

Itau Unibanco Holding SA ADR (Preference) (Brazil)(S)		18,100	347,339

Mitsubishi UFJ Financial Group, Inc. (Japan)		77,700	386,763

Sberbank of Russia ADR (Russia)(NON)		50,288	645,698

Standard Chartered PLC (United Kingdom)		34,418	858,805

Turkiye Vakiflar Bankasi Tao (Turkey)		113,422	215,096

UniCredito Italiano SpA (Italy)		99,520	498,533

			4,517,388
Communications equipment (1.2%)

Qualcomm, Inc.		5,200	353,704

Telefonaktiebolaget LM Ericsson Class B (Sweden)		36,460	377,782

			731,486
Computers and peripherals (0.3%)

SanDisk Corp.(NON)		3,500	173,565

			173,565
Construction and engineering (1.1%)

Carillion PLC (United Kingdom)		49,900	238,168

Chiyoda Corp. (Japan)		13,000	165,072

Daelim Industrial Co., Ltd. (South Korea)		2,425	262,180

			665,420
Diversified consumer services (0.2%)

Educomp Solutions, Ltd. (India)		38,989	147,744

			147,744
Diversified financial services (2.8%)

BM&F Bovespa SA (Brazil)		43,700	269,078

Citigroup, Inc.		13,000	475,150

ING Groep NV GDR (Netherlands)(NON)		35,230	293,523

ORIX Corp. (Japan)		6,820	650,936

			1,688,687
Diversified telecommunication services (0.5%)

Telenet Group Holding NV (Belgium)		7,378	305,336

			305,336
Electrical equipment (2.4%)

Mitsubishi Electric Corp. (Japan)		95,000	840,159

Schneider Electric SA (France)		9,711	634,497

			1,474,656
Electronic equipment, instruments, and components (1.5%)

Hollysys Automation Technologies, Ltd. (China)(NON)(S)		30,800	326,480

Hon Hai Precision Industry Co., Ltd. (Taiwan)		147,700	572,995

			899,475
Energy equipment and services (0.9%)

Technip SA (France)		4,639	546,501

			546,501
Food and staples retail (2.6%)

Jeronimo Martins, SGPS, SA (Portugal)(NON)		25,025	509,816

Lawson, Inc. (Japan)		6,300	396,557

Olam International, Ltd. (Singapore)		75,500	141,745

WM Morrison Supermarkets PLC (United Kingdom)		116,058	553,192

			1,601,310
Food products (5.0%)

Associated British Foods PLC (United Kingdom)		21,209	413,871

Danone (France)		14,592	1,017,828

First Resources, Ltd. (Singapore)(S)		141,000	214,240

Kerry Group PLC Class A (Ireland)		22,604	1,046,099

Nestle SA (Switzerland)		5,105	321,219

			3,013,257
Gas utilities (0.9%)

Tokyo Gas Co., Ltd. (Japan)		114,000	537,151

			537,151
Health-care equipment and supplies (0.2%)

Biosensors International Group, Ltd. (Singapore)(NON)		121,000	144,867

			144,867
Hotels, restaurants, and leisure (1.7%)

Compass Group PLC (United Kingdom)		76,893	806,202

TUI Travel PLC (United Kingdom)		73,795	231,703

			1,037,905
Industrial conglomerates (2.9%)

Siemens AG (Germany)		9,860	994,030

Tyco International, Ltd.		13,300	747,194

			1,741,224
Insurance (3.9%)

AIA Group, Ltd. (Hong Kong)		169,800	622,082

China Pacific Insurance (Group) Co., Ltd. (China)		88,200	273,156

Ping An Insurance (Group) Co. of China, Ltd. (China)		15,500	117,165

Prudential PLC (United Kingdom)		69,359	829,275

Swiss Re AG (Switzerland)		8,099	517,234

			2,358,912
Internet and catalog retail (0.6%)

Rakuten, Inc. (Japan)		348	364,523

			364,523
Internet software and services (3.1%)

Baidu, Inc. ADR (China)(NON)		7,100	1,034,967

Telecity Group PLC (United Kingdom)(NON)		28,481	335,743

Tencent Holdings, Ltd. (China)		18,500	516,010

			1,886,720
IT Services (0.1%)

Amadeus IT Holding SA Class A (Spain)		4,541	85,697

			85,697
Machinery (1.3%)

Fiat Industrial SpA (Italy)(NON)		49,831	531,677

Volvo AB Class B (Sweden)		18,863	274,856

			806,533
Media (3.6%)

British Sky Broadcasting Group PLC (United Kingdom)		40,036	432,894

Jupiter Telecommunications Co., Ltd. (Japan)		238	238,374

Kabel Deutschland Holding AG (Germany)(NON)		5,002	308,942

Media Nusantara Citra Tbk PT (Indonesia)		679,500	139,705

Pearson PLC (United Kingdom)		20,833	388,206

WPP PLC (Ireland)		48,325	660,493

			2,168,614
Metals and mining (4.9%)

ArcelorMittal (France)		5,753	109,951

BHP Billiton, Ltd. (Australia)		3,103	111,245

First Quantum Minerals, Ltd. (Canada)		4,800	91,529

Fortescue Metals Group, Ltd. (Australia)		47,595	286,440

Newcrest Mining, Ltd. (Australia)		6,531	200,789

Rio Tinto, Ltd. (Australia)		24,943	1,689,753

Xstrata PLC (United Kingdom)		26,055	445,089

			2,934,796
Multiline retail (0.9%)

PPR SA (France)		3,204	551,239

			551,239
Multi-utilities (0.7%)

Centrica PLC (United Kingdom)		83,898	424,593

			424,593
Office electronics (1.0%)

Canon, Inc. (Japan)		12,600	595,216

			595,216
Oil, gas, and consumable fuels (7.7%)

BG Group PLC (United Kingdom)		46,528	1,077,624

Canadian Natural Resources, Ltd. (Canada)		19,100	633,060

Gazprom OAO ADR (Russia)(S)		46,600	576,442

Inpex Corp. (Japan)		111	749,656

Origin Energy, Ltd. (Australia)		21,060	291,230

Royal Dutch Shell PLC Class A (United Kingdom)		14,864	519,127

Tullow Oil PLC (United Kingdom)		32,258	787,882

			4,635,021
Pharmaceuticals (5.8%)

Astellas Pharma, Inc. (Japan)		21,800	895,494

Bayer AG (Germany)		1,878	132,097

GlaxoSmithKline PLC (United Kingdom)		16,111	359,872

Mitsubishi Tanabe Pharma (Japan)		11,400	159,906

Roche Holding AG-Genusschein (Switzerland)		2,124	369,647

Sanofi (France)		9,256	718,833

Teva Pharmaceutical Industries, Ltd. ADR (Israel)		18,938	853,346

			3,489,195
Real estate management and development (1.1%)

LSR Group OJSC GDR (Russia)		36,684	216,436

Mitsui Fudosan Co., Ltd. (Japan)		23,000	439,882

			656,318
Road and rail (0.7%)

Localiza Rent a Car SA (Brazil)		21,700	399,419

			399,419
Semiconductors and semiconductor equipment (2.9%)

Advanced Micro Devices, Inc.(NON)(S)		35,400	283,908

SK Hynix, Inc. (South Korea)		13,590	350,830

Samsung Electronics Co., Ltd. (South Korea)		418	470,368

Spreadtrum Communications, Inc. ADR (China)(S)		13,100	216,150

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)		50,000	143,828

Texas Instruments, Inc.		8,900	299,129

			1,764,213
Software (2.3%)

Konami Corp. (Japan)		16,300	462,001

Nintendo Co., Ltd. (Japan)		1,700	255,709

SAP AG (Germany)		9,823	685,965

			1,403,675
Specialty retail (1.7%)

Cia Hering (Brazil)		19,200	495,922

Kingfisher PLC (United Kingdom)		109,050	534,963

			1,030,885
Textiles, apparel, and luxury goods (2.0%)

LVMH Moet Hennessy Lois Vuitton SA (France)		5,316	913,540

Stella International Holdings, Ltd. (Hong Kong)		130,000	315,393

			1,228,933
Thrifts and mortgage finance (0.3%)

Housing Development Finance Corp. (India)		13,638	180,243

			180,243
Tobacco (3.5%)

British American Tobacco (BAT) PLC (United Kingdom)		25,342	1,277,041

Japan Tobacco, Inc. (Japan)		148	833,249

			2,110,290
Trading companies and distributors (1.0%)

Mitsui & Co., Ltd. (Japan)		35,300	578,737

			578,737
Wireless telecommunication services (1.7%)

NTT DoCoMo, Inc. (Japan)		133	220,783

Vodafone Group PLC (United Kingdom)		286,182	788,243

			1,009,026

Total common stocks (cost $51,525,438)			$58,664,798

INVESTMENT COMPANIES (0.8%)(a)
		Shares	Value

Market Vectors Gold Miners ETF		9,794	$485,489

Total investment Companies (cost $568,380)			$485,489

CONVERTIBLE BONDS AND NOTES (0.3%)(a)
		Principal amount	Value

TUI Travel PLC cv. sr. unsec. bonds 6s, 2014 (United Kingdom)	GBP	100,000	$156,983

Total convertible bonds and notes (cost $134,623)			$156,983

SHORT-TERM INVESTMENTS (5.7%)(a)
		Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)		2,923,924	$2,923,924

Putnam Money Market Liquidity Fund 0.11%(e)		116,551	116,551

U.S. Treasury Bills with an effective yield of 0.072%, July 26, 2012		$88,000	87,977

U.S. Treasury Bills with effective yields ranging from 0.152% to 0.159%, February 7, 2013(SEGSF)		292,000	291,578

Total short-term investments (cost $3,420,061)			$3,420,030

TOTAL INVESTMENTS

Total investments (cost $55,648,502)(b)			$62,727,300

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $86,601,200) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Sell	4/18/12	$2,277,070	$2,367,723	$90,653
	British Pound	Buy	4/18/12	217,351	216,714	637
	Canadian Dollar	Sell	4/18/12	268,400	271,557	3,157
	Euro	Buy	4/18/12	4,604,358	4,606,792	(2,434)
	Norwegian Krone	Sell	4/18/12	216,531	219,477	2,946
	Swedish Krona	Buy	4/18/12	1,001,771	992,714	9,057
	Swiss Franc	Buy	4/18/12	768,268	765,663	2,605
Barclay's Bank PLC
	Australian Dollar	Buy	4/18/12	141,877	147,554	(5,677)
	British Pound	Sell	4/18/12	1,751,284	1,745,605	(5,679)
	Canadian Dollar	Buy	4/18/12	835,868	844,532	(8,664)
	Euro	Sell	4/18/12	778,663	778,340	(323)
	Hong Kong Dollar	Sell	4/18/12	234,074	234,264	190
	Japanese Yen	Sell	4/18/12	37,084	37,823	739
	Norwegian Krone	Buy	4/18/12	12,162	12,335	(173)
	Swedish Krona	Buy	4/18/12	137,691	136,296	1,395
	Swiss Franc	Sell	4/18/12	772,367	769,630	(2,737)
Citibank, N.A.
	Australian Dollar	Buy	4/18/12	245,080	254,813	(9,733)
	British Pound	Buy	4/18/12	1,547,367	1,542,476	4,891
	Canadian Dollar	Sell	4/18/12	808,106	817,715	9,609
	Danish Krone	Buy	4/18/12	1,191,162	1,181,106	10,056
	Euro	Sell	4/18/12	1,920,250	1,919,178	(1,072)
	Hong Kong Dollar	Sell	4/18/12	445,096	445,473	377
	Norwegian Krone	Sell	4/18/12	254,403	258,014	3,611
	Singapore Dollar	Buy	4/18/12	73,427	73,223	204
	Swedish Krona	Buy	4/18/12	48,490	48,014	476
	Swedish Krona	Sell	4/18/12	48,490	47,397	(1,093)
	Swiss Franc	Buy	4/18/12	99,496	99,172	324
Credit Suisse AG
	Australian Dollar	Buy	4/18/12	244,770	254,521	(9,751)
	Australian Dollar	Sell	4/18/12	244,770	249,860	5,090
	British Pound	Sell	4/18/12	1,560,802	1,556,317	(4,485)
	Canadian Dollar	Sell	4/18/12	1,004,746	1,016,374	11,628
	Euro	Sell	4/18/12	2,152,595	2,151,595	(1,000)
	Japanese Yen	Buy	4/18/12	3,294,404	3,360,004	(65,600)
	Norwegian Krone	Buy	4/18/12	459,737	466,046	(6,309)
	Swedish Krona	Buy	4/18/12	32,161	33,226	(1,065)
	Swiss Franc	Sell	4/18/12	649,936	647,611	(2,325)
Deutsche Bank AG
	Australian Dollar	Buy	4/18/12	178,484	185,326	(6,842)
	Canadian Dollar	Buy	4/18/12	594,830	601,707	(6,877)
	Euro	Buy	4/18/12	1,342,721	1,342,112	609
	Swedish Krona	Buy	4/18/12	412,651	408,326	4,325
	Swiss Franc	Buy	4/18/12	320,647	319,553	1,094
Goldman Sachs International
	Australian Dollar	Buy	4/18/12	55,324	55,802	(478)
	Australian Dollar	Sell	4/18/12	55,324	57,537	2,213
	British Pound	Buy	4/18/12	448,457	447,028	1,429
	Euro	Sell	4/18/12	4,624,365	4,622,650	(1,715)
	Japanese Yen	Sell	4/18/12	1,605,651	1,637,664	32,013
	Norwegian Krone	Buy	4/18/12	289,310	293,249	(3,939)
	Swedish Krona	Buy	4/18/12	173,991	172,203	1,788
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/12	1,821,346	1,890,403	(69,057)
	British Pound	Buy	4/18/12	1,660,281	1,655,328	4,953
	Euro	Buy	4/18/12	1,085,301	1,083,938	1,363
	Hong Kong Dollar	Buy	4/18/12	243,874	243,967	(93)
	Norwegian Krone	Buy	4/18/12	606,998	615,668	(8,670)
	Swiss Franc	Buy	4/18/12	88,305	88,018	287
JPMorgan Chase Bank, NA
	Australian Dollar	Buy	4/18/12	2,003,346	2,083,440	(80,094)
	British Pound	Buy	4/18/12	3,180,939	3,170,804	10,135
	Canadian Dollar	Sell	4/18/12	452,211	457,683	5,472
	Euro	Sell	4/18/12	4,436,835	4,434,790	(2,045)
	Hong Kong Dollar	Sell	4/18/12	38,287	38,417	130
	Japanese Yen	Buy	4/18/12	1,381,341	1,408,873	(27,532)
	Norwegian Krone	Buy	4/18/12	764,087	774,229	(10,142)
	Singapore Dollar	Buy	4/18/12	173,424	174,191	(767)
	Swedish Krona	Buy	4/18/12	145,063	141,702	3,361
	Swedish Krona	Sell	4/18/12	145,063	143,483	(1,580)
	Swiss Franc	Buy	4/18/12	2,329,511	2,321,422	8,089
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	4/18/12	346,731	360,065	13,334
	British Pound	Sell	4/18/12	892,435	888,702	(3,733)
	Canadian Dollar	Buy	4/18/12	110,948	112,254	(1,306)
	Euro	Sell	4/18/12	1,988,673	1,988,726	53
	Japanese Yen	Sell	4/18/12	1,801,933	1,839,083	37,150
	Swedish Krona	Buy	4/18/12	47,357	46,837	520
	Swedish Krona	Sell	4/18/12	47,357	46,389	(968)
	Swiss Franc	Sell	4/18/12	296,715	295,807	(908)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/12	1,063,977	1,106,376	(42,399)
	Canadian Dollar	Buy	4/18/12	1,535,132	1,553,543	(18,411)
	Euro	Buy	4/18/12	389,065	388,880	185
	Japanese Yen	Sell	4/18/12	166,193	166,108	(85)
	Norwegian Krone	Sell	4/18/12	429,692	435,907	6,215
	Swedish Krona	Buy	4/18/12	22,493	22,274	219
	Swedish Krona	Sell	4/18/12	22,493	22,034	(459)
UBS AG
	Australian Dollar	Sell	4/18/12	1,077,937	1,120,663	42,726
	British Pound	Sell	4/18/12	3,332,557	3,321,609	(10,948)
	Canadian Dollar	Sell	4/18/12	575,186	581,925	6,739
	Euro	Buy	4/18/12	2,644,495	2,643,078	1,417
	Israeli Shekel	Sell	4/18/12	439,812	428,628	(11,184)
	Norwegian Krone	Sell	4/18/12	707,419	717,357	9,938
	Swedish Krona	Buy	4/18/12	81,724	80,056	1,668
	Swedish Krona	Sell	4/18/12	81,724	80,891	(833)
	Swiss Franc	Buy	4/18/12	1,070,633	1,067,027	3,606
Westpac Banking Corp.
	Australian Dollar	Sell	4/18/12	2,095,173	2,174,441	79,268
	British Pound	Sell	4/18/12	51,339	51,173	(166)
	Canadian Dollar	Sell	4/18/12	403,101	407,760	4,659
	Euro	Buy	4/18/12	2,998,615	3,000,905	(2,290)
	Japanese Yen	Sell	4/18/12	209,824	214,035	4,211

Total						$5,173

Key to holding's currency abbreviations
GBP	British Pound
Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $60,469,565.
(b)	The aggregate identified cost on a tax basis is $55,957,724, resulting in gross unrealized appreciation and depreciation of $8,273,424 and $1,503,848, respectively, or net unrealized appreciation of $6,769,576.
(NON)	Non-income-producing security.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $2,843,906.
	The fund received cash collateral of $2,923,924, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $72 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $4,172,421 and $4,583,724, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $328,852 to cover certain derivatives contracts.
	Debt obligations are considered secured unless otherwise indicated.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	19.9%
	Japan	15.7
	France	9.5
	Germany	7.4
	China	5.5
	United States	5.5
	Australia	4.8
	Switzerland	3.2
	Brazil	3.2
	Belgium	3.1
	Ireland	2.9
	Russia	2.8
	Italy	2.6
	Spain	1.9
	South Korea	1.8
	Hong Kong	1.6
	Israel	1.4
	Canada	1.2
	Taiwan	1.2
	Sweden	1.1
	Portugal	0.9
	Singapore	0.8
	India	0.5
	Netherlands	0.5
	Other	1.0

	Total	100.0%
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies (excluding extrange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts; The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $119,226 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $323,362 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $149,790.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$8,369,493	$—	$—
Consumer staples	8,258,315	—	—
Energy	5,181,522	—	—
Financials	9,401,548	—	—
Health care	4,874,792	—	—
Industrials	7,737,413	—	—
Information technology	7,540,047	—	—
Materials	5,025,562	—	—
Telecommunication services	1,314,362	—	—
Utilities	961,744	—	—
Total common stocks	58,664,798	—	—
Convertible bonds and notes	—	156,983	—
Investment Companies	485,489	—	—
Short-term investments	116,551	3,303,479	—

Totals by level	$59,266,838	$3,460,462	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$5,173	$—

Totals by level	$—	$5,173	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$446,814	$441,641

Total	$446,814	$441,641

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT International Value Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (95.7%)(a)
	Shares	Value

Air freight and logistics (1.0%)

Deutsche Post AG (Germany)	62,412	$1,201,553

		1,201,553
Auto components (0.8%)

Valeo SA (France)	17,334	909,014

		909,014
Automobiles (4.2%)

Fiat SpA (Italy)(S)	90,508	532,092

Nissan Motor Co., Ltd. (Japan)	315,900	3,362,424

Porsche Automobil Holding SE (Preference) (Germany)	18,458	1,089,321

		4,983,837
Beverages (1.7%)

Anheuser-Busch InBev NV (Belgium)	18,053	1,318,953

Cola-Cola Amatil, Ltd. (Australia)	56,132	725,060

		2,044,013
Capital markets (1.2%)

Deutsche Bank AG (Germany)	15,991	795,611

Macquarie Group, Ltd. (Australia)	21,330	642,513

		1,438,124
Chemicals (3.8%)

Arkema (France)	9,165	854,046

BASF SE (Germany)	30,168	2,639,017

Lanxess AG (Germany)	7,946	656,838

Uralkali (Russia)(NON)	40,827	310,506

		4,460,407
Commercial banks (11.2%)

Australia & New Zealand Banking Group, Ltd. (Australia)	61,605	1,484,303

Barclays PLC (United Kingdom)	531,775	2,000,977

China Construction Bank Corp. (China)	1,238,000	956,532

DBS Group Holdings, Ltd. (Singapore)	72,000	812,187

DnB NOR ASA (Norway)	55,122	708,535

HSBC Holdings PLC (London Exchange) (United Kingdom)	178,790	1,586,588

Industrial and Commercial Bank of China, Ltd. (China)	1,075,000	693,544

Mitsubishi UFJ Financial Group, Inc. (Japan)	329,900	1,642,126

National Bank of Canada (Canada)(S)	18,259	1,452,922

Sberbank of Russia ADR (Russia)(NON)	89,037	1,143,235

UniCredit SpA (Italy)	134,001	671,261

		13,152,210
Computers and peripherals (1.5%)

Asustek Computer, Inc. (Taiwan)	66,780	630,139

Gemalto NV (Netherlands)	17,922	1,182,938

		1,813,077
Construction and engineering (2.0%)

Carillion PLC (United Kingdom)	219,356	1,046,967

Vinci SA (France)	25,739	1,342,229

		2,389,196
Construction materials (0.8%)

BBMG Corp. (China)	401,500	337,619

China Shanshui Cement Group, Ltd. (China)	749,000	591,249

		928,868
Diversified financial services (2.7%)

ING Groep NV GDR (Netherlands)(NON)	191,555	1,595,964

ORIX Corp. (Japan)	16,890	1,612,070

		3,208,034
Diversified telecommunication services (1.8%)

BCE, Inc. (Canada)(S)	27,867	1,115,853

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	19,000	861,967

Ziggio NV (Netherlands)	5,264	164,212

		2,142,032
Electric utilities (0.6%)

Energias de Portugal (EDP) SA (Portugal)	256,566	746,299

		746,299
Electrical equipment (1.2%)

Mitsubishi Electric Corp. (Japan)	163,000	1,441,537

		1,441,537
Electronic equipment, instruments, and components (0.2%)

Hollysys Automation Technologies, Ltd. (China)(NON)(S)	17,200	182,320

		182,320
Energy equipment and services (0.6%)

Technip SA (France)	6,281	739,938

		739,938
Food and staples retail (1.5%)

Lawson, Inc. (Japan)	27,600	1,737,296

		1,737,296
Food products (2.3%)

Ajinomoto Co., Inc. (Japan)	58,000	727,365

Golden Agri-Resources, Ltd. (Singapore)	704,000	439,632

Kerry Group PLC Class A (Ireland)	31,910	1,476,775

		2,643,772
Gas utilities (0.8%)

Tokyo Gas Co., Ltd. (Japan)	209,000	984,777

		984,777
Health-care equipment and supplies (0.5%)

Biosensors International Group, Ltd. (Singapore)(NON)	503,000	602,216

		602,216
Hotels, restaurants, and leisure (1.0%)

Home Inns & Hotels Management, Inc. ADR (China)(NON)(S)	10,400	265,304

TUI Travel PLC (United Kingdom)	306,026	960,867

		1,226,171
Independent power producers and energy traders (1.5%)

Electric Power Development Co. (Japan)	40,800	1,106,140

International Power PLC (United Kingdom)	93,318	604,512

		1,710,652
Industrial conglomerates (2.6%)

LG Corp. (South Korea)	10,876	623,927

Rheinmetall AG (Germany)	14,374	851,079

Siemens AG (Germany)	15,294	1,541,855

		3,016,861
Insurance (7.5%)

ACE, Ltd.	29,465	2,156,837

AIA Group, Ltd. (Hong Kong)	103,200	378,085

Allianz SE (Germany)	21,976	2,622,311

AXA SA (France)	59,882	992,717

Prudential PLC (United Kingdom)	159,818	1,910,827

SCOR SE (France)	28,363	766,390

		8,827,167
IT Services (0.6%)

Amadeus IT Holding SA Class A (Spain)	34,267	646,682

		646,682
Machinery (1.4%)

Fiat Industrial SpA (Italy)(NON)	113,593	1,211,992

Metso Corp. OYJ (Finland)(S)	9,663	413,046

		1,625,038
Media (2.3%)

Kabel Deutschland Holding AG (Germany)(NON)	22,891	1,413,831

WPP PLC (Ireland)	90,039	1,230,629

		2,644,460
Metals and mining (2.8%)

Fortescue Metals Group, Ltd. (Australia)	131,347	790,484

Newcrest Mining, Ltd. (Australia)	14,557	447,541

Rio Tinto PLC (United Kingdom)	23,054	1,270,708

Xstrata PLC (United Kingdom)	43,942	750,647

		3,259,380
Multiline retail (1.2%)

Myer Holdings, Ltd. (Australia)(S)	224,170	543,363

PPR SA (France)	4,988	858,172

		1,401,535
Multi-utilities (1.2%)

Centrica PLC (United Kingdom)	273,472	1,383,993

		1,383,993
Office electronics (0.2%)

Canon, Inc. (Japan)	5,000	236,197

		236,197
Oil, gas, and consumable fuels (12.0%)

BG Group PLC (United Kingdom)	67,553	1,564,580

BP PLC (United Kingdom)	361,692	2,675,974

Canadian Natural Resources, Ltd. (Canada)	20,200	669,519

Inpex Corp. (Japan)	170	1,148,121

Nexen, Inc. (Canada)	46,692	856,180

Origin Energy, Ltd. (Australia)	56,714	784,275

Petroleo Brasileiro SA ADR (Brazil)(S)	18,600	494,016

Royal Dutch Shell PLC Class A (United Kingdom)	137,210	4,803,668

Total SA (France)	21,762	1,109,877

		14,106,210
Pharmaceuticals (7.7%)

Astellas Pharma, Inc. (Japan)	32,800	1,347,348

AstraZeneca PLC (United Kingdom)	19,514	867,400

Novartis AG (Switzerland)	57,982	3,209,018

Sanofi (France)	35,326	2,743,464

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	20,500	923,730

		9,090,960
Real estate investment trusts (REITs) (2.2%)

British Land Company PLC (United Kingdom)(R)	153,575	1,178,842

CFS Retail Property Trust (Australia)(R)	441,496	818,609

Dexus Property Group (Australia)	680,735	613,471

		2,610,922
Real estate management and development (1.9%)

Henderson Land Development Co., Ltd. (Hong Kong)	88,000	485,581

Hysan Development Co., Ltd. (Hong Kong)	148,000	592,720

Mitsui Fudosan Co., Ltd. (Japan)	61,000	1,166,643

		2,244,944
Road and rail (0.5%)

ComfortDelgro Corp., Ltd. (Singapore)	438,000	543,558

		543,558
Semiconductors and semiconductor equipment (0.4%)

Samsung Electronics Co., Ltd. (South Korea)	421	473,743

		473,743
Software (1.2%)

Konami Corp. (Japan)	39,600	1,122,407

Perfect World Co., Ltd. ADR (China)(NON)(S)	18,700	302,566

		1,424,973
Specialty retail (0.4%)

JB Hi-Fi, Ltd. (Australia)(S)	40,746	462,586

		462,586
Tobacco (1.9%)

Japan Tobacco, Inc. (Japan)	223	1,255,503

Philip Morris International, Inc.	10,600	939,266

		2,194,769
Trading companies and distributors (1.8%)

Mitsui & Co., Ltd. (Japan)	129,800	2,128,049

		2,128,049
Wireless telecommunication services (3.0%)

China Mobile, Ltd. (China)	57,500	632,714

Vodafone Group PLC (United Kingdom)	1,042,329	2,870,929

		3,503,643

Total common stocks (cost $104,936,669)		$112,511,013

SHORT-TERM INVESTMENTS (8.2%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	5,020,974	$5,020,974

Putnam Money Market Liquidity Fund 0.11%(e)	3,752,996	3,752,996

U.S. Treasury Bills with an effective yield of 0.090%, November 15, 2012(SEGSF)	$315,000	314,742

U.S. Treasury Bills with effective yields ranging from 0.084% to 0.104%, October 18, 2012(SEGSF)	350,000	349,749

U.S. Treasury Bills with effective yields ranging from 0.068% to 0.072%, July 26, 2012	221,000	220,942

Total short-term investments (cost $9,659,569)		$9,659,403

TOTAL INVESTMENTS

Total investments (cost $114,596,238)(b)		$122,170,416

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $84,321,645) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.
	Australian Dollar	Buy	4/18/12	$3,253,666	$3,383,198	$(129,532)
	British Pound	Sell	4/18/12	93,722	93,447	(275)
	Canadian Dollar	Sell	4/18/12	429,159	434,207	5,048
	Euro	Sell	4/18/12	129,911	129,859	(52)
	Swedish Krona	Buy	4/18/12	981,786	971,931	9,855
	Swiss Franc	Buy	4/18/12	2,403,745	2,395,596	8,149
Barclays Bank PLC
	Australian Dollar	Sell	4/18/12	809,694	841,850	32,156
	British Pound	Sell	4/18/12	1,378,156	1,373,688	(4,468)
	Canadian Dollar	Sell	4/18/12	427,155	432,173	5,018
	Euro	Buy	4/18/12	211,405	211,317	88
	Hong Kong Dollar	Sell	4/18/12	803,598	804,251	653
	Japanese Yen	Buy	4/18/12	1,134,498	1,153,450	(18,952)
	Swiss Franc	Buy	4/18/12	229,683	228,869	814
Citibank, N.A.
	British Pound	Buy	4/18/12	318,750	317,742	1,008
	Canadian Dollar	Sell	4/18/12	56,226	56,894	668
	Danish Krone	Buy	4/18/12	290,020	287,572	2,448
	Euro	Buy	4/18/12	1,173,464	1,172,809	655
	Hong Kong Dollar	Sell	4/18/12	303,127	303,383	256
	Norwegian Krone	Sell	4/18/12	550,207	558,016	7,809
	Singapore Dollar	Buy	4/18/12	389,488	391,273	(1,785)
	Swiss Franc	Sell	4/18/12	188,798	188,183	(615)
Credit Suisse AG
	Australian Dollar	Sell	4/18/12	2,584,919	2,687,905	102,986
	British Pound	Sell	4/18/12	2,993,496	2,984,894	(8,602)
	Canadian Dollar	Sell	4/18/12	365,016	369,240	4,224
	Euro	Buy	4/18/12	906,440	906,019	421
	Japanese Yen	Buy	4/18/12	1,571,027	1,602,311	(31,284)
	Norwegian Krone	Buy	4/18/12	541,291	548,720	(7,429)
	Swedish Krona	Buy	4/18/12	1,357,986	1,343,947	14,039
	Swiss Franc	Buy	4/18/12	109,578	104,039	5,539
Deutsche Bank AG
	Australian Dollar	Buy	4/18/12	799,146	829,779	(30,633)
	British Pound	Sell	4/18/12	335,543	334,472	(1,071)
	Canadian Dollar	Sell	4/18/12	66,749	67,521	772
	Euro	Buy	4/18/12	3,133,327	3,131,906	1,421
	Swedish Krona	Buy	4/18/12	568,863	562,900	5,963
	Swiss Franc	Buy	4/18/12	530,054	528,245	1,809
Goldman Sachs International
	Australian Dollar	Buy	4/18/12	602,462	626,557	(24,095)
	British Pound	Sell	4/18/12	2,129,849	2,123,063	(6,786)
	Euro	Sell	4/18/12	129,510	129,462	(48)
	Japanese Yen	Buy	4/18/12	1,471,746	1,501,089	(29,343)
	Norwegian Krone	Sell	4/18/12	679,462	688,713	9,251
	Swedish Krona	Sell	4/18/12	132,042	130,685	(1,357)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/18/12	983,318	1,020,601	(37,283)
	British Pound	Buy	4/18/12	664,688	662,705	1,983
	Euro	Buy	4/18/12	1,247,355	1,245,789	1,566
	Hong Kong Dollar	Sell	4/18/12	508,585	509,774	1,189
	Norwegian Krone	Sell	4/18/12	116,953	118,623	1,670
	Swiss Franc	Buy	4/18/12	464,240	462,728	1,512
JPMorgan Chase Bank, N.A.
	Australian Dollar	Sell	4/18/12	877,737	912,829	35,092
	British Pound	Buy	4/18/12	4,828,585	4,813,200	15,385
	Canadian Dollar	Sell	4/18/12	1,522,604	1,541,030	18,426
	Euro	Buy	4/18/12	3,081,843	3,080,423	1,420
	Hong Kong Dollar	Buy	4/18/12	307,273	307,208	65
	Japanese Yen	Sell	4/18/12	71,780	73,211	1,431
	Norwegian Krone	Sell	4/18/12	566,651	574,172	7,521
	Singapore Dollar	Sell	4/18/12	559,889	562,365	2,476
	Swedish Krona	Buy	4/18/12	419,222	414,655	4,567
	Swiss Franc	Buy	4/18/12	525,954	524,128	1,826
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/18/12	1,176,176	1,221,408	(45,232)
	British Pound	Buy	4/18/12	2,085,707	2,079,076	6,631
	Canadian Dollar	Sell	4/18/12	209,268	211,730	2,462
	Euro	Sell	4/18/12	1,596,007	1,596,049	42
	Israeli Shekel	Buy	4/18/12	396,036	385,458	10,578
	Japanese Yen	Sell	4/18/12	1,254,486	1,280,350	25,864
	Swedish Krona	Sell	4/18/12	390,717	386,425	(4,292)
	Swiss Franc	Buy	4/18/12	495,374	493,859	1,515
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/18/12	1,755,371	1,825,322	69,951
	Canadian Dollar	Sell	4/18/12	1,304,917	1,320,567	15,650
	Euro	Buy	4/18/12	1,058,358	1,057,914	444
	Israeli Shekel	Buy	4/18/12	396,009	385,111	10,898
	Swedish Krona	Buy	4/18/12	147,812	146,372	1,440
UBS AG
	Australian Dollar	Buy	4/18/12	873,704	908,335	(34,631)
	British Pound	Sell	4/18/12	790,237	792,290	2,053
	Canadian Dollar	Sell	4/18/12	797,683	807,029	9,346
	Euro	Sell	4/18/12	5,592,292	5,582,030	(10,262)
	Israeli Shekel	Sell	4/18/12	819,819	798,971	(20,848)
	Norwegian Krone	Buy	4/18/12	1,893,230	1,919,827	(26,597)
	Swiss Franc	Sell	4/18/12	459,033	457,487	(1,546)
Westpac Banking Corp.
	Australian Dollar	Buy	4/18/12	1,197,271	1,242,568	(45,297)
	British Pound	Sell	4/18/12	1,396,389	1,391,870	(4,519)
	Canadian Dollar	Buy	4/18/12	975,982	987,261	(11,279)
	Euro	Sell	4/18/12	1,669,231	1,662,294	(6,937)
	Japanese Yen	Buy	4/18/12	1,595,406	1,627,426	(32,020)

Total						$(103,017)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $117,573,145.
(b)	The aggregate identified cost on a tax basis is $111,447,559, resulting in gross unrealized appreciation and depreciation of $11,853,246 and $6,151,363, respectively, or net unrealized appreciation of $5,701,883.
(NON)	Non-income-producing security.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $4,782,183.
	The fund received cash collateral of $5,020,974, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $564 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $7,582,837 and $5,621,981, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $414,393 to cover certain derivatives contracts.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	21.7%
	Japan	18.7
	Germany	10.9
	France	8.8
	Australia	6.2
	Canada	3.5
	China	3.4
	Switzerland	2.7
	United States	6.6
	Netherlands	2.5
	Ireland	2.3
	Italy	2.1
	Singapore	2.0
	Hong Kong	1.2
	Russia	1.2
	Belgium	1.1
	South Korea	0.9
	Israel	0.8
	Portugal	0.6
	Norway	0.6
	Spain	0.6
	Taiwan	0.5
	Other	1.1

	Total	100.0%
	Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in other open-end investment companies, (excluding exchange traded funds),which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $395,258 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $175,842.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$11,627,603	$—	$—
Consumer staples	8,619,850	—	—
Energy	14,846,148	—	—
Financials	31,481,401	—	—
Health care	9,693,176	—	—
Industrials	12,345,792	—	—
Information technology	4,776,992	—	—
Materials	8,648,655	—	—
Telecommunication services	5,645,675	—	—
Utilities	4,825,721	—	—
Total common stocks	112,511,013	—	—
Short-term investments	3,752,996	5,906,407	—

Totals by level	$116,264,009	$5,906,407	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	(103,017)	—

Totals by level	$—	$(103,017)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$474,053	$577,070

Total	$474,053	$577,070

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Investors Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (99.0%)(a)
	Shares	Value

Aerospace and defense (3.6%)

Embraer SA ADR (Brazil)	37,900	$1,212,042

General Dynamics Corp.	14,300	1,049,334

Honeywell International, Inc.	29,900	1,825,395

L-3 Communications Holdings, Inc.	13,500	955,395

Northrop Grumman Corp.(S)	21,600	1,319,328

Precision Castparts Corp.	3,900	674,310

United Technologies Corp.	23,910	1,983,095

		9,018,899
Air freight and logistics (0.7%)

United Parcel Service, Inc. Class B(S)	22,900	1,848,488

		1,848,488
Airlines (0.8%)

Southwest Airlines Co.	62,300	513,352

Spirit Airlines, Inc.(NON)	52,301	1,049,681

United Continental Holdings, Inc.(NON)	15,300	328,950

		1,891,983
Auto components (0.6%)

Autoliv, Inc. (Sweden)	7,200	482,760

Lear Corp.	10,200	474,198

TRW Automotive Holdings Corp.(NON)	10,696	496,829

		1,453,787
Automobiles (0.5%)

Ford Motor Co.	100,300	1,252,747

		1,252,747
Beverages (2.5%)

Coca-Cola Co. (The)(S)	23,600	1,746,636

Coca-Cola Enterprises, Inc.	86,300	2,468,180

Molson Coors Brewing Co. Class B	12,900	583,725

PepsiCo, Inc.	22,520	1,494,202

		6,292,743
Biotechnology (1.3%)

Amgen, Inc.	13,063	888,153

Celgene Corp.(NON)	14,800	1,147,296

Cubist Pharmaceuticals, Inc.(NON)	14,100	609,825

Gilead Sciences, Inc.(NON)	13,300	649,705

		3,294,979
Building products (0.4%)

Fortune Brands Home & Security, Inc.(NON)	41,035	905,642

		905,642
Capital markets (2.5%)

Ameriprise Financial, Inc.	8,900	508,457

Apollo Global Management, LLC. Class A	33,000	471,240

Bank of New York Mellon Corp. (The)(S)	30,100	726,313

Goldman Sachs Group, Inc. (The)	15,920	1,979,970

Manning & Napier, Inc.(NON)	37,682	553,925

Morgan Stanley	43,400	852,376

State Street Corp.(S)	27,500	1,251,250

		6,343,531
Chemicals (2.4%)

Celanese Corp. Ser. A	10,900	503,362

CF Industries Holdings, Inc.	3,400	621,010

Dow Chemical Co. (The)(S)	23,501	814,075

E.I. du Pont de Nemours & Co.	12,600	666,540

Huntsman Corp.	39,179	548,898

LyondellBasell Industries NV Class A (Netherlands)	18,400	803,160

Monsanto Co.	10,700	853,432

PPG Industries, Inc.	9,700	929,260

W.R. Grace & Co.(NON)	6,800	393,040

		6,132,777
Commercial banks (2.9%)

First Southern Bancorp, Inc. Class B(F)(NON)	19,890	179,010

PNC Financial Services Group, Inc.	15,600	1,006,044

U.S. Bancorp	37,900	1,200,672

Wells Fargo & Co.	145,558	4,969,350

		7,355,076
Communications equipment (2.8%)

Cisco Systems, Inc.	164,441	3,477,927

Motorola Solutions, Inc.	8,571	435,664

Nokia Corp. ADR (Finland)	103,500	568,215

Qualcomm, Inc.	38,100	2,591,562

		7,073,368
Computers and peripherals (5.6%)

Apple, Inc.(NON)(S)	18,539	11,113,574

EMC Corp.(NON)	47,300	1,413,324

Hewlett-Packard Co.	44,470	1,059,720

SanDisk Corp.(NON)	10,739	532,547

		14,119,165
Construction and engineering (0.2%)

KBR, Inc.	13,500	479,925

		479,925
Consumer finance (0.7%)

Capital One Financial Corp.	13,037	726,682

Discover Financial Services	31,900	1,063,546

		1,790,228
Containers and packaging (0.2%)

Owens-Illinois, Inc.(NON)	22,400	522,816

		522,816
Diversified financial services (3.9%)

Bank of America Corp.	140,042	1,340,202

Citigroup, Inc.	18,850	688,968

CME Group, Inc.	1,700	491,861

JPMorgan Chase & Co.	135,427	6,226,933

Nasdaq OMX Group, Inc. (The)(NON)	20,900	541,310

NBH Holdings Co. 144A Class A(NON)	27,300	464,100

		9,753,374
Diversified telecommunication services (2.2%)

AT&T, Inc.(S)	68,820	2,149,249

Iridium Communications, Inc.(NON)	95,588	837,351

Verizon Communications, Inc.	65,590	2,507,506

		5,494,106
Electric utilities (0.9%)

Edison International	19,850	843,824

Entergy Corp.(S)	20,600	1,384,320

		2,228,144
Electronic equipment, instruments, and components (0.4%)

Jabil Circuit, Inc.	20,700	519,984

TE Connectivity, Ltd. (Switzerland)	13,000	477,750

		997,734
Energy equipment and services (1.7%)

Cameron International Corp.(NON)	11,200	591,696

Diamond Offshore Drilling, Inc.	9,300	620,775

Helmerich & Payne, Inc.(S)	12,200	658,190

Nabors Industries, Ltd.(NON)	30,900	540,441

Schlumberger, Ltd.	25,284	1,768,110

		4,179,212
Food and staples retail (2.2%)

Chefs' Warehouse, Inc. (The)(NON)	23,111	534,789

CVS Caremark Corp.	28,980	1,298,304

Safeway, Inc.(S)	34,800	703,308

Walgreen Co.(S)	19,100	639,659

Wal-Mart Stores, Inc.	38,600	2,362,320

		5,538,380
Food products (0.8%)

Mead Johnson Nutrition Co. Class A	8,400	692,832

Post Holdings, Inc.(NON)	28,202	928,692

Sara Lee Corp.	19,100	411,223

		2,032,747
Health-care equipment and supplies (1.8%)

Baxter International, Inc.	13,700	818,986

Boston Scientific Corp.(NON)	84,900	507,702

Covidien PLC (Ireland)	17,200	940,496

Medtronic, Inc.	18,490	724,623

St. Jude Medical, Inc.	20,300	899,493

Zimmer Holdings, Inc.(NON)(S)	10,502	675,069

		4,566,369
Health-care providers and services (3.1%)

Aetna, Inc.	49,200	2,467,872

AmerisourceBergen Corp.	18,200	722,176

CIGNA Corp.	15,500	763,375

HCA Holdings, Inc.	15,600	385,944

McKesson Corp.	19,080	1,674,652

Omnicare, Inc.	11,200	398,384

UnitedHealth Group, Inc.	21,100	1,243,634

		7,656,037
Hotels, restaurants, and leisure (1.4%)

McDonald's Corp.	23,930	2,347,533

Wyndham Worldwide Corp.	24,200	1,125,542

		3,473,075
Household durables (0.2%)

Newell Rubbermaid, Inc.	29,800	530,738

		530,738
Household products (1.7%)

Colgate-Palmolive Co.	14,300	1,398,254

Energizer Holdings, Inc.(NON)(S)	4,600	341,228

Procter & Gamble Co. (The)	38,350	2,577,504

		4,316,986
Independent power producers and energy traders (0.5%)

AES Corp. (The)(NON)	86,500	1,130,555

		1,130,555
Industrial conglomerates (2.2%)

General Electric Co.	152,020	3,051,041

Tyco International, Ltd.	45,000	2,528,100

		5,579,141
Insurance (3.6%)

ACE, Ltd.	23,420	1,714,344

Assurant, Inc.	11,600	469,800

Berkshire Hathaway, Inc. Class B(NON)	11,130	903,200

Hartford Financial Services Group, Inc. (The)(S)	23,613	497,762

MetLife, Inc.	37,748	1,409,888

Principal Financial Group	18,100	534,131

Prudential Financial, Inc.	28,000	1,774,920

RenaissanceRe Holdings, Ltd.(S)	6,400	484,672

Travelers Cos., Inc. (The)	18,690	1,106,448

		8,895,165
Internet and catalog retail (0.9%)

Amazon.com, Inc.(NON)	2,800	567,028

Expedia, Inc.(S)	17,511	585,568

Priceline.com, Inc.(NON)	1,600	1,148,000

		2,300,596
Internet software and services (1.2%)

Baidu, Inc. ADR (China)(NON)	4,100	597,657

eBay, Inc.(NON)	20,100	741,489

Google, Inc. Class A(NON)	2,699	1,730,707

		3,069,853
IT Services (4.2%)

Accenture PLC Class A(S)	26,076	1,681,902

Alliance Data Systems Corp.(NON)	4,300	541,628

IBM Corp.(S)	32,180	6,714,357

Unisys Corp.(NON)	13,480	265,826

Visa, Inc. Class A	7,300	861,400

Western Union Co. (The)(S)	31,300	550,880

		10,615,993
Life sciences tools and services (0.3%)

Agilent Technologies, Inc.(NON)	14,600	649,846

		649,846
Machinery (1.3%)

AGCO Corp.(NON)(S)	8,600	406,006

Caterpillar, Inc.	9,100	969,332

CNH Global NV (Netherlands)(NON)	16,975	673,908

Parker Hannifin Corp.(S)	13,000	1,099,150

		3,148,396
Media (3.6%)

Comcast Corp. Class A	70,170	2,105,802

DISH Network Corp. Class A	22,200	731,046

Interpublic Group of Companies, Inc. (The)	102,800	1,172,948

McGraw-Hill Cos., Inc. (The)	16,700	809,449

Time Warner Cable, Inc.	15,700	1,279,550

Time Warner, Inc.	26,400	996,600

Walt Disney Co. (The)(S)	42,000	1,838,760

		8,934,155
Metals and mining (0.8%)

Cliffs Natural Resources, Inc.(S)	9,900	685,674

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	21,100	802,644

Teck Resources Limited Class B (Canada)	15,300	545,598

		2,033,916
Multiline retail (1.0%)

Macy's, Inc.	28,200	1,120,386

Target Corp.	23,700	1,380,999

		2,501,385
Multi-utilities (0.8%)

Ameren Corp.	39,672	1,292,514

DTE Energy Co.	11,100	610,833

		1,903,347
Oil, gas, and consumable fuels (9.8%)

Apache Corp.	17,600	1,767,744

Chevron Corp.	59,240	6,352,898

ConocoPhillips	24,000	1,824,240

Devon Energy Corp.	12,600	896,112

Exxon Mobil Corp.	63,563	5,512,819

LRR Energy LP	86,137	1,769,254

Marathon Oil Corp.(S)	43,400	1,375,780

Noble Energy, Inc.	5,500	537,790

Occidental Petroleum Corp.	22,572	2,149,532

Oiltanking Partners LP (Units)	28,078	862,556

Scorpio Tankers, Inc. (Monaco)(NON)	35,445	250,242

Ultra Petroleum Corp.(NON)	15,600	353,028

Valero Energy Corp.	17,300	445,821

Whiting USA Trust II (Units)(NON)	20,850	479,550

		24,577,366
Paper and forest products (0.2%)

International Paper Co.(S)	17,200	603,720

		603,720
Personal products (0.3%)

Avon Products, Inc.	35,000	677,600

		677,600
Pharmaceuticals (6.5%)

Abbott Laboratories	30,010	1,839,313

Jazz Pharmaceuticals PLC (Ireland)(NON)	11,265	546,015

Johnson & Johnson	54,430	3,590,203

Medicines Co. (The)(NON)	26,108	523,988

Merck & Co., Inc.	82,100	3,152,640

Pfizer, Inc.	268,091	6,074,942

ViroPharma, Inc.(NON)	16,500	496,155

		16,223,256
Professional services (0.4%)

Equifax, Inc.	11,400	504,564

Nielsen Holdings NV(NON)	16,600	500,324

		1,004,888
Real estate investment trusts (REITs) (0.3%)

Terreno Realty Corp.	13,726	196,419

Weyerhaeuser Co.	25,700	563,344

		759,763
Road and rail (0.7%)

Hertz Global Holdings, Inc.(NON)	50,609	761,159

Union Pacific Corp.	8,400	902,832

		1,663,991
Semiconductors and semiconductor equipment (2.2%)

Advanced Micro Devices, Inc.(NON)(S)	86,900	696,938

Avago Technologies, Ltd. (Singapore)	12,100	471,537

Intel Corp.	82,620	2,322,448

KLA-Tencor Corp.(S)	6,900	375,498

Novellus Systems, Inc.(NON)	14,000	698,740

Texas Instruments, Inc.(S)	30,600	1,028,466

		5,593,627
Software (4.6%)

Adobe Systems, Inc.(NON)(S)	29,200	1,001,852

CA, Inc.(S)	19,600	540,176

Microsoft Corp.	175,050	5,645,363

Oracle Corp.	133,530	3,893,735

Symantec Corp.(NON)	27,600	516,120

		11,597,246
Specialty retail (2.0%)

Advance Auto Parts, Inc.	5,600	495,992

Best Buy Co., Inc.(S)	25,000	592,000

Foot Locker, Inc.	18,800	583,740

GNC Holdings, Inc. Class A	21,361	745,285

Home Depot, Inc. (The)(S)	35,200	1,770,912

Rent-A-Center, Inc.	6,500	245,375

Staples, Inc.	36,500	590,570

		5,023,874
Textiles, apparel, and luxury goods (0.4%)

Coach, Inc.	13,700	1,058,736

		1,058,736
Tobacco (2.7%)

Lorillard, Inc.	8,600	1,113,528

Philip Morris International, Inc.	63,533	5,629,655

		6,743,183
Trading companies and distributors (0.5%)

Air Lease Corp.(NON)(S)	29,690	714,638

WESCO International, Inc.(NON)(S)	7,600	496,356

		1,210,994

Total common stocks (cost $185,651,309)		$248,043,648

CONVERTIBLE PREFERRED STOCKS (0.4%)(a)
	Shares	Value

Citigroup, Inc. $7.50 cv. pfd.	7,165	$739,715

Unisys Corp. Ser. A, 6.25% cv. pfd.	2,904	177,870

Total convertible preferred stocks (cost $1,041,335)		$917,585

INVESTMENT COMPANIES (0.3%)(a)
	Shares	Value

SPDR S&P Homebuilders ETF(S)	34,900	$744,417

Total investment Companies (cost $569,069)		$744,417

PREFERRED STOCKS (—%)(a)
	Shares	Value

First Southern Bancorp 5.00% cum. pfd. (acquired 12/17/09, cost $34,000)(F)(RES)(NON)	34	$34,000

Total preferred stocks (cost $34,000)		$34,000

SHORT-TERM INVESTMENTS (17.4%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	42,911,875	$42,911,875

Putnam Money Market Liquidity Fund 0.11%(e)	602,691	602,691

Total short-term investments (cost $43,514,566)		$43,514,566

TOTAL INVESTMENTS

Total investments (cost $230,810,279)(b)		$293,254,216

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $250,558,246.
(b)	The aggregate identified cost on a tax basis is $234,451,071, resulting in gross unrealized appreciation and depreciation of $61,424,991 and $2,621,846, respectively, or net unrealized appreciation of $58,803,145.
(NON)	Non-income-producing security.
(RES)	Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $34,000, or less than 0.1% of net assets.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $41,860,113.
The fund received cash collateral of $42,911,875, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $45 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $4,392,333 and $4,890,603, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$26,529,093	$—	$—
Consumer staples	25,601,639	—	—
Energy	28,756,578	—	—
Financials	34,254,027	464,100	179,010
Health care	32,390,487	—	—
Industrials	26,752,347	—	—
Information technology	53,066,986	—	—
Materials	9,293,229	—	—
Telecommunication services	5,494,106	—	—
Utilities	5,262,046	—	—
Total common stocks	247,400,538	464,100	179,010
Convertible preferred stocks	—	917,585	—
Investment companies	744,417	—	—
Preferred stocks	—	—	34,000
Short-term investments	602,691	42,911,875	—

Totals by level	$248,747,646	$44,293,560	$213,010

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Money Market Fund

The fund's portfolio
3/31/12 (Unaudited)

REPURCHASE AGREEMENTS (22.1%)(a)
				Principal amount	Value

Interest in $336,173,000 joint tri-party repurchase agreement dated 3/30/12 with Citigroup Global Markets, Inc. due 4/2/12 - maturity value of $9,000,113 for an effective yield of 0.15% (collateralized by various mortgage-backed securities with coupon rates ranging from zero % to 5.50% and due dates ranging from 7/1/19 to 3/1/42, valued at $342,896,460)				$9,000,000	$9,000,000

Interest in $83,000,000 joint tri-party repurchase agreement dated 3/30/12 with Deutsche Bank Securities, Inc. due 4/2/12 - maturity value of $9,000,113 for an effective yield of 0.15% (collateralized by a mortgage-backed security with a coupon rate of 4.50% and a due date of 5/1/41, valued at $84,660,001)				9,000,000	9,000,000

Interest in $287,000,000 joint tri-party repurchase agreement dated 3/30/12 with Goldman Sach & Co. due 4/2/12 - maturity value of $8,504,106 for an effective yield of 0.15% (collateralized by various mortgage-backed securities with coupon rates ranging from 2.50% to 4.50% and due dates ranging from 3/1/27 to 11/1/41, valued at $292,740,000)				8,504,000	8,504,000

Interest in $82,300,000 joint tri-party repurchase agreement dated 3/30/12 with JPMorgan Securities, Inc. due 4/2/12 - maturity value of $4,850,081 for an effective yield of 0.20% (collateralized by various corporate bonds with coupon rates ranging from 2.950% to 9.375% and due dates ranging from 2/1/14 to 9/30/39, valued at $86,420,263)				4,850,000	4,850,000

Interest in $375,000,000 joint tri-party repurchase agreement dated 3/30/12 with JPMorgan Securities, Inc. due 4/2/12 - maturity value of $8,500,099 for an effective yield of 0.14% (collateralized by various mortgage-backed securities with coupon rates ranging from 2.50% to 7.50% and due dates ranging from 1/1/13 to 4/1/42, valued at $382,500,252)				8,500,000	8,500,000

Interest in $4,800,000 tri-party term repurchase agreement dated 3/27/12 with Barclays Capital, Inc. due 4/3/12, 0.15% (collateralized by Federal National Mortgage Association with a coupon rate 5.00% and due date 9/1/40, valued at $4,906,377) (TR)				4,800,000	4,800,000

Interest in $300,800,000 joint tri-party term repurchase agreement dated 3/27/12 with Citigroup Global Markets, Inc. due 4/3/12, 0.18% (collateralized by various mortgage-backed securities with coupon rates ranging from 3.30% to 4.50% and due dates ranging from 12/1/20 to 3/1/42, valued at $306,816,796) (TR)				4,800,000	4,800,000

Interest in $160,000,000 joint tri-party term repurchase agreement dated 3/28/12 with Deutsche Bank Securities, Inc. due 4/4/12, 0.14% (collateralized by various mortgage-backed securities with coupon rates ranging from 3.50% to 4.50% and due dates ranging from 12/1/26 to 11/1/41, valued at $163,454,988) (TR)				2,500,000	2,500,000

Interest in $48,750,000 joint tri-party term repurchase agreement dated 3/23/12 with JPMorgan Securities, Inc. due 4/23/12, 0.27% (collateralized by various corporate bonds and notes with coupon rates ranging from 5.75% to 8.25% and due dates ranging from 4/15/12 to 10/15/39, valued at $51,190,659) (TR)				1,900,000	1,900,000

Total repurchase agreements (cost $53,854,000)					$53,854,000

ASSET-BACKED COMMERCIAL PAPER (17.2%)(a)
	Yield (%)	Maturity date		Principal amount	Value

Alpine Securitization Corp. (Switzerland)	0.180	4/18/12		$1,200,000	$1,199,898

Bryant Park Funding, LLC	0.270	6/15/12		2,400,000	2,398,650

CAFCO, LLC	0.300	4/5/12		804,000	803,973

CAFCO, LLC	0.220	4/11/12		400,000	399,976

Chariot Funding, LLC	0.190	5/16/12		1,350,000	1,349,679

Chariot Funding, LLC	0.150	4/30/12		1,100,000	1,099,867

CHARTA, LLC	0.280	4/2/12		1,200,000	1,199,991

CIESCO-LP	0.270	4/4/12		1,200,000	1,199,973

CRC Funding, LLC	0.220	4/10/12		1,200,000	1,199,934

Fairway Finance, LLC 144A (Canada)	0.282	8/16/12		1,400,000	1,400,000

Fairway Finance, LLC 144A (Canada)	0.250	6/4/12		2,300,000	2,298,978

Govco, LLC	0.270	4/2/12		1,200,000	1,199,991

Jupiter Securitization Co., LLC	0.190	6/7/12		1,500,000	1,499,470

Jupiter Securitization Co., LLC	0.190	5/8/12		900,000	899,824

Liberty Street Funding, LLC (Canada)	0.210	5/14/12		400,000	399,900

Liberty Street Funding, LLC (Canada)	0.210	4/17/12		1,200,000	1,199,888

Manhattan Asset Funding Co., LLC (Japan)	0.230	4/18/12		2,400,000	2,399,739

Old Line Funding, LLC	0.240	6/22/12		1,200,000	1,199,344

Old Line Funding, LLC	0.200	5/15/12		1,400,000	1,399,658

Old Line Funding, LLC 144A	0.200	4/16/12		1,030,000	1,029,914

Straight-A Funding, LLC	0.180	5/1/12		2,100,000	2,099,685

Straight-A Funding, LLC 144A, Ser. 1	0.190	4/17/12		1,100,000	1,099,907

Straight-A Funding, LLC 144A, Ser. 1	0.180	6/15/12		2,800,000	2,798,950

Straight-A Funding, LLC 144A, Ser. 1	0.160	6/6/12		1,289,000	1,288,622

Variable Funding Capital Co., LLC 144A (Wachovia Bank NA (LOC))	0.180	4/26/12		3,800,000	3,799,525

Victory Receivables Corp. (Japan)	0.290	5/7/12		1,700,000	1,699,507

Victory Receivables Corp. (Japan)	0.280	6/15/12		2,000,000	1,998,833

Working Capital Management Co. (Japan)	0.230	4/3/12		1,400,000	1,399,982

Total asset-backed commercial paper (cost $41,963,658)					$41,963,658

COMMERCIAL PAPER (14.1%)(a)
	Yield (%)	Maturity date		Principal amount	Value

Australia & New Zealand Banking Group, Ltd. (Australia)	0.541	6/29/12		$600,000	$599,199

Australia & New Zealand Banking Group, Ltd. (Australia)	0.351	8/8/12		1,600,000	1,597,996

Australia & New Zealand Banking Group, Ltd. 144A (Australia)	0.648	1/10/13		1,500,000	1,500,000

Axis Bank, Ltd. (India)	0.500	4/12/12		1,200,000	1,199,817

Canadian Imperial Holdings, Inc.	0.622	5/15/12		1,050,000	1,049,487

COFCO Capital Corp.	0.405	4/3/12		2,400,000	2,399,946

Commonwealth Bank of Australia 144A (Australia)	0.190	6/8/12		2,000,000	2,000,000

Commonwealth Bank of Australia 144A (Australia)	0.180	10/18/12		400,000	399,993

Danske Corp. (Denmark)	0.210	4/4/12		1,200,000	1,199,979

DnB Bank ASA 144A (Norway)	0.422	4/25/12		1,500,000	1,500,000

DnB Bank ASA (Norway)	0.300	6/1/12		2,000,000	1,998,983

General Electric Capital Corp.	0.190	5/23/12		1,300,000	1,299,643

HSBC Bank USA, NA	0.300	7/26/12		1,300,000	1,298,743

HSBC USA, Inc. (United Kingdom)	0.290	6/26/12		1,300,000	1,299,099

ING (US) Funding, LLC	0.180	4/9/12		1,200,000	1,199,952

Louis Dreyfus Commodities, LLC, Ser. BARC (Barclays Bank PLC (LOC))	0.500	4/5/12		1,200,000	1,199,933

Nordea North America Inc./DE (Sweden)	0.542	9/7/12		1,150,000	1,147,257

Prudential PLC (United Kingdom)	0.200	4/5/12		360,000	359,992

Standard Chartered Bank/New York	0.531	8/20/12		1,200,000	1,197,509

Standard Chartered Bank/New York	0.501	7/9/12		1,100,000	1,098,488

State Street Corp.	0.240	7/5/12		1,500,000	1,499,050

State Street Corp.	0.230	7/19/12		900,000	899,373

Toyota Credit Canada, Inc. (Canada)	0.180	5/29/12		2,500,000	2,499,275

Westpac Banking Corp. 144A (Australia)	0.744	8/24/12		2,600,000	2,592,251

Westpac Banking Corp. 144A (Australia)	0.230	7/5/12		1,400,000	1,400,000

Total commercial paper (cost $34,435,965)					$34,435,965

MUNICIPAL BONDS AND NOTES (13.4%)(a)
	Yield (%)	Maturity date	Rating(RAT)	Principal amount	Value

California (1.1%)

Board of Trustees of the Leland Stanford Junior University Commercial Paper	0.130	4/5/12	P-1	$2,700,000	$2,699,961

					2,699,961
Connecticut (1.6%)

Yale University Commercial Paper	0.140	6/18/12	P-1	1,500,000	1,499,545

Yale University Commercial Paper	0.105	4/2/12	P-1	2,300,000	2,299,992

					3,799,537
District of Columbia (0.3%)

American University Commercial Paper, Ser. A	0.200	6/19/12	A-1	750,000	749,671

					749,671
Florida (0.7%)

Highlands County, Health Facilities Authority VRDN (Adventist Health), Ser. H (U.S. Bank, N.A. (LOC))(M)	0.160	11/15/35	VMIG1	1,700,000	1,700,000

					1,700,000
Illinois (0.4%)

Illinois State Educational Facilities Authority VRDN (Lake Forest Open Lands) (Northern Trust Co. (LOC))(M)	0.180	8/1/33	VMIG1	1,000,000	1,000,000

					1,000,000
Indiana (1.0%)

Saint Joseph County Commercial Paper (University of Notre Dame Du Lac)	0.150	5/3/12	P-1	1,500,000	1,499,800

Saint Joseph County Commercial Paper (University of Notre Dame Du Lac)	0.140	4/4/12	P-1	1,000,000	999,988

					2,499,788
Kentucky (1.2%)

Catholic Health Initiatives Commercial Paper, Ser. A	0.120	4/2/12	P-1	750,000	750,000

Kentucky State Economic Development Finance Authority VRDN (Catholic Health Initiatives), Ser. C(M)	0.180	5/1/34	VMIG1	2,100,000	2,100,000

					2,850,000
Maryland (1.5%)

Johns Hopkins University Commercial Paper, Ser. A	0.160	5/15/12	P-1	750,000	750,000
Johns Hopkins University Commercial Paper, Ser. A	0.150	6/21/12	P-1	1,900,000	1,900,000
Johns Hopkins University Commercial Paper, Ser. C	0.180	6/11/12	P-1	750,000	750,000

					3,400,000
Massachusetts (1.4%)

Harvard University Commercial Paper	0.130	5/15/12	P-1	3,500,000	3,499,444

					3,499,444
Michigan (0.5%)

Trinity Health Corporation Commercial Paper	0.150	4/2/12	P-1	1,221,000	1,220,995

					1,220,995
Nevada (0.4%)

Truckee Meadows, Water Authority Revenue Commercial Paper, Ser. 06-B (Lloyds TSB Bank PLC/New York, NY (LOC))	0.180	4/11/12	P-1	1,000,000	1,000,000

					1,000,000
North Carolina (1.0%)

Duke University Commercial Paper, Ser. B-98	0.180	6/19/12	P-1	2,000,000	1,999,210

Wake County VRDN, Ser. B(M)	0.170	3/1/24	VMIG1	500,000	500,000

					2,499,210
Texas (1.8%)

Harris County, Health Facilities Development Authority VRDN (Texas Childrens Hospital), Ser. B-1(M)	0.200	10/1/29	VMIG1	485,000	485,000

University of Texas Permanent University Fund Commercial Paper	0.120	4/2/12	P-1	4,000,000	4,000,000

					4,485,000
Wisconsin (0.5%)

Wisconsin State Health & Educational Facilities Authority VRDN (Wheaton Franciscan Services), Ser. B (U.S. Bank, N.A. (LOC))(M)	0.190	8/15/33	VMIG1	1,140,000	1,140,000

					1,140,000

Total municipal bonds and notes (cost $32,543,606)					$32,543,606

U.S. GOVERNMENT AGENCY OBLIGATIONS (10.0%)(a)
	Yield (%)	Maturity date		Principal amount	Value

Bank of America Corp. FDIC guaranteed sr. notes, MTN, Ser. L(k)	2.100	4/30/12		$5,700,000	$5,708,598

Federal Farm Credit Bank FRN, Ser. 1	0.230	1/14/13		3,500,000	3,500,000

Federal Farm Credit Bank discount notes	0.090	8/20/12		2,700,000	2,699,048

Federal Home Loan Bank unsec. discount notes	0.200	10/31/12		1,450,000	1,448,284

Federal Home Loan Bank unsec. discount notes	0.115	8/3/12		1,000,000	999,604

Federal Home Loan Bank unsec. discount notes	0.070	5/30/12		600,000	599,931

Federal Home Loan Mortgage Corp. unsec. discount notes	0.085	6/25/12		1,000,000	999,799

Federal Home Loan Mortgage Corp. unsec. discount notes	0.075	5/21/12		1,000,000	999,896

Federal Home Loan Mortgage Corp. unsec. discount notes	0.065	5/9/12		2,000,000	1,999,863

Federal National Mortgage Association unsec. discount notes	0.120	6/29/12		1,000,000	999,703

Federal National Mortgage Association unsec. discount notes	0.082	5/16/12		3,400,000	3,399,654

Federal National Mortgage Association unsec. discount notes	0.065	5/9/12		1,000,000	999,931

Total U.S. government agency obligations (cost $24,354,311)					$24,354,311

U.S. TREASURY OBLIGATIONS (9.8%)(a)
	Yield (%)	Maturity date		Principal amount	Value

U.S. Treasury Bills	0.149	10/18/12		$5,800,000	$5,795,294

U.S. Treasury Bills	0.102	7/19/12		2,100,000	2,099,364

U.S. Treasury Bills	0.102	7/12/12		3,000,000	2,999,150
U.S. Treasury Notes(k)	1.500	7/15/12		4,000,000	4,016,178
U.S. Treasury Notes(k)	1.375	10/15/12		4,000,000	4,026,075
U.S. Treasury Notes(k)	0.625	1/31/13		2,500,000	2,508,876
U.S. Treasury Notes(k)	0.625	7/31/12		2,500,000	2,504,340

Total U.S. treasury obligations (cost $23,949,277)					$23,949,277

CERTIFICATES OF DEPOSIT (6.4%)(a)
	Interest rate (%)	Maturity date		Principal amount	Value

Bank of Nova Scotia/Houston	0.560	6/21/12		$1,100,000	$1,100,000

Bank of Nova Scotia/Houston FRN	0.322	7/26/12		1,000,000	1,000,000

Canadian Imperial Bank of Commerce/New York, NY FRN (Canada)	0.767	7/17/12		900,000	900,260

Canadian Imperial Bank of Commerce/New York, NY FRN (Canada)	0.432	10/15/12		1,900,000	1,900,000

National Australia Bank, Ltd. (Australia)	0.500	4/23/12		1,500,000	1,500,000

National Australia Bank, Ltd. (Australia)	0.490	4/11/12		1,500,000	1,500,004

Nordea Bank Finland PLC/New York	0.874	9/13/12		2,500,000	2,498,895

Standard Chartered Bank/New York	0.675	9/10/12		1,300,000	1,300,000

Toronto-Dominion Bank/NY (Canada)	0.582	10/19/12		3,300,000	3,300,482

Toronto-Dominion Bank/NY (Canada)	0.210	5/8/12		600,000	600,012

Total certificates of deposit (cost $15,599,653)					$15,599,653

CORPORATE BONDS AND NOTES (5.4%)(a)
	Interest rate (%)	Maturity date		Principal amount	Value

Commonwealth Bank of Australia 144A sr. unsec. notes FRN (Australia)	1.024	3/19/13		$1,200,000	$1,205,386

HSBC Bank PLC 144A sr. unsec. unsub. notes FRN (United Kingdom)	0.965	1/18/13		1,000,000	1,002,075

JPMorgan Chase & Co. sr. unsec. unsub. notes FRN, MTN	1.141	2/26/13		1,000,000	1,005,966

National Australia Bank, Ltd. 144A sr. unsec. notes FRN (Australia)	1.063	1/8/13		1,000,000	1,003,111

Royal Bank of Canada 144A sr. unsec. notes FRN (Canada)(M)	0.702	5/15/14		3,925,000	3,925,073

Svenska Handelsbanken/New York, NY 144A notes FRN (Sweden)	0.515	1/7/13		3,500,000	3,500,000

Wal-Mart Stores, Inc. sr. unsec. unsub notes stepped-coupon (zero %, 6/1/12)(STP)(M)	5.226	6/1/18		1,500,000	1,512,745

Total corporate bonds and notes (cost $13,154,356)					$13,154,356

TOTAL INVESTMENTS

Total investments (cost $239,854,826)(b)					$239,854,826

Key to holding's abbreviations
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $243,669,227.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer's claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.
(b)	The aggregate identified cost on a financial reporting and tax basis is the same.
(STP)	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $439 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $— and $9,600,000, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(k)	The rates shown are the current interest rates at the close of the reporting period.
(M)	The security's effective maturity date is less than one year.
(TR)	Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY

	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	76.8%
	Canada	7.7
	Australia	6.4
	Japan	3.1
	Sweden	1.9
	Norway	1.5
	United Kingdom	1.1
	Denmark	0.5
	Switzerland	0.5
	India	0.5

	Total	100.0%
	Security valuation: The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$41,963,658	$—
Certificates of deposit	—	15,599,653	—
Commercial paper	—	34,435,965	—
Corporate bonds and notes	—	13,154,356	—
Municipal bonds and notes	—	32,543,606	—
Repurchase agreements	—	53,854,000	—
U.S. Government Agency Obligations	—	24,354,311	—
U.S. Treasury Obligations	—	23,949,277	—

Totals by level	$—	$239,854,826	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Multi-Cap Growth Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (98.0%)(a)
			Shares	Value

Aerospace and defense (4.1%)

Embraer SA ADR (Brazil)			154,800	$4,950,504

Honeywell International, Inc.			114,900	7,014,645

Northrop Grumman Corp.			29,300	1,789,644

Precision Castparts Corp.			52,312	9,044,745

United Technologies Corp.			87,600	7,265,544

				30,065,082
Air freight and logistics (0.8%)

FedEx Corp.			60,900	5,600,364

				5,600,364
Airlines (0.1%)

Delta Air Lines, Inc.(NON)			53,200	527,212

				527,212
Auto components (1.2%)

Allison Transmission Holdings, Inc.(NON)			95,610	2,283,167

American Axle & Manufacturing Holdings, Inc.(NON)(S)			170,209	1,993,147

Johnson Controls, Inc.(S)			142,300	4,621,904

				8,898,218
Automobiles (0.5%)

Ford Motor Co.			297,000	3,709,530

				3,709,530
Beverages (1.9%)

Beam, Inc.			50,114	2,935,177

Coca-Cola Enterprises, Inc.			297,200	8,499,920

PepsiCo, Inc.			36,700	2,435,045

				13,870,142
Biotechnology (2.2%)

Affymax, Inc.(NON)			289,032	3,393,236

BioMarin Pharmaceuticals, Inc.(NON)(S)			75,500	2,585,875

Celgene Corp.(NON)			68,500	5,310,120

Cubist Pharmaceuticals, Inc.(NON)			86,504	3,741,298

Dendreon Corp.(NON)(S)			73,436	782,461

Human Genome Sciences, Inc.(NON)(S)			46,304	381,545

				16,194,535
Building products (0.2%)

Owens Corning, Inc.(NON)(S)			49,700	1,790,691

				1,790,691
Capital markets (2.5%)

Apollo Global Management, LLC. Class A			82,027	1,171,346

Charles Schwab Corp. (The)			290,900	4,180,233

Invesco, Ltd.			204,200	5,446,014

Raymond James Financial, Inc.			49,062	1,792,235

State Street Corp.			120,400	5,478,200

				18,068,028
Chemicals (4.0%)

Agrium, Inc. (Canada)			56,869	4,911,776

Albemarle Corp.			57,600	3,681,792

Celanese Corp. Ser. A			196,467	9,072,846

GSE Holding, Inc.(NON)			153,585	2,016,571

LyondellBasell Industries NV Class A (Netherlands)			124,241	5,423,120

Monsanto Co.			53,500	4,267,160

				29,373,265
Commercial banks (0.8%)

Wells Fargo & Co.			171,384	5,851,050

				5,851,050
Commercial services and supplies (0.2%)

Republic Services, Inc.			36,200	1,106,272

				1,106,272
Communications equipment (4.4%)

ADTRAN, Inc.			57,300	1,787,187

Cisco Systems, Inc.			267,719	5,662,257

F5 Networks, Inc.(NON)			9,500	1,282,120

Juniper Networks, Inc.(NON)			107,642	2,462,849

Polycom, Inc.(NON)			298,918	5,700,366

Qualcomm, Inc.			226,417	15,400,884

				32,295,663
Computers and peripherals (10.6%)

Apple, Inc.(NON)			104,077	62,391,039

EMC Corp.(NON)			224,800	6,717,024

NetApp, Inc.(NON)(S)			57,200	2,560,844

SanDisk Corp.(NON)			114,011	5,653,805

				77,322,712
Diversified financial services (1.0%)

Citigroup, Inc.			49,400	1,805,570

CME Group, Inc.			20,300	5,873,399

				7,678,969
Diversified telecommunication services (0.3%)

Iridium Communications, Inc.(NON)			217,572	1,905,931

				1,905,931
Electrical equipment (0.7%)

GrafTech International, Ltd.(NON)			204,900	2,446,506

Hubbell, Inc. Class B			32,500	2,553,850

Thermon Group Holdings, Inc.(NON)			12,167	248,815

				5,249,171
Electronic equipment, instruments, and components (1.1%)

TE Connectivity, Ltd. (Switzerland)			150,400	5,527,200

Trimble Navigation, Ltd.(NON)(S)			45,300	2,465,226

				7,992,426
Energy equipment and services (4.3%)

Cameron International Corp.(NON)			128,200	6,772,806

Ensco International PLC ADR (United Kingdom)			44,300	2,344,799

Key Energy Services, Inc.(NON)			221,500	3,422,175

National Oilwell Varco, Inc.(S)			66,200	5,260,914

Oil States International, Inc.(NON)			79,834	6,231,842

Schlumberger, Ltd.			110,700	7,741,251

				31,773,787
Food products (1.5%)

Mead Johnson Nutrition Co. Class A			70,200	5,790,096

Post Holdings, Inc.			47,900	1,577,347

Sara Lee Corp.			173,800	3,741,914

				11,109,357
Health-care equipment and supplies (3.8%)

Baxter International, Inc.			172,276	10,298,659

Covidien PLC (Ireland)			157,100	8,590,228

OraSure Technologies, Inc.(NON)			216,000	2,481,840

St. Jude Medical, Inc.			75,950	3,365,345

Stryker Corp.(S)			54,700	3,034,756

				27,770,828
Health-care providers and services (3.5%)

Aetna, Inc.			192,500	9,655,800

CIGNA Corp.			99,452	4,898,011

Express Scripts Holding Co.(NON)			107,400	5,818,932

HealthSouth Corp.(NON)			176,100	3,606,528

Quest Diagnostics, Inc.(S)			30,427	1,860,611

				25,839,882
Health-care technology (0.3%)

SXC Health Solutions Corp. (Canada)(NON)			29,000	2,173,840

Vocera Communications, Inc.			10,642	249,023

				2,422,863
Hotels, restaurants, and leisure (2.3%)

Carnival Corp.(S)			77,500	2,486,200

Las Vegas Sands Corp.			93,592	5,388,091

Starbucks Corp.			111,800	6,248,502

Wyndham Worldwide Corp.			52,533	2,443,310

				16,566,103
Household durables (0.2%)

Newell Rubbermaid, Inc.			83,900	1,494,259

				1,494,259
Household products (1.0%)

Colgate-Palmolive Co.			50,000	4,889,000

Procter & Gamble Co. (The)			34,000	2,285,140

				7,174,140
Independent power producers and energy traders (0.8%)

AES Corp. (The)(NON)			448,400	5,860,588

				5,860,588
Industrial conglomerates (0.7%)

Tyco International, Ltd.			90,400	5,078,672

				5,078,672
Insurance (1.0%)

Aflac, Inc.			64,200	2,952,558

Aon PLC (United Kingdom)			83,500	4,096,510

				7,049,068
Internet and catalog retail (2.2%)

Amazon.com, Inc.(NON)			32,200	6,520,822

CafePress, Inc.(NON)			1,587	30,153

HSN, Inc.			19,200	730,176

Priceline.com, Inc.(NON)			12,185	8,742,738

				16,023,889
Internet software and services (3.2%)

Baidu, Inc. ADR (China)(NON)			36,857	5,372,645

eBay, Inc.(NON)			174,800	6,448,372

Google, Inc. Class A(NON)			17,595	11,282,618

				23,103,635
IT Services (1.6%)

Accenture PLC Class A			53,100	3,424,950

Cognizant Technology Solutions Corp.(NON)			43,700	3,362,715

Visa, Inc. Class A(S)			38,600	4,554,800

				11,342,465
Leisure equipment and products (0.4%)

Hasbro, Inc.			78,100	2,867,832

				2,867,832
Life sciences tools and services (2.5%)

Agilent Technologies, Inc.(NON)			106,000	4,718,060

Bruker Corp.(NON)			276,790	4,237,655

Thermo Fisher Scientific, Inc.(NON)			171,700	9,680,446

				18,636,161
Machinery (2.2%)

Cummins, Inc.			37,400	4,489,496

Eaton Corp.			104,466	5,205,541

Timken Co.			129,197	6,555,456

				16,250,493
Media (2.8%)

Interpublic Group of Companies, Inc. (The)			628,400	7,170,044

Time Warner, Inc.			157,000	5,926,750

Walt Disney Co. (The)(S)			162,800	7,127,384

				20,224,178
Metals and mining (1.6%)

Carpenter Technology Corp.			36,800	1,922,064

Cliffs Natural Resources, Inc.(S)			55,887	3,870,734

Rio Tinto PLC (United Kingdom)			81,803	4,508,883

Walter Energy, Inc.			26,575	1,573,506

				11,875,187
Multiline retail (1.5%)

Dollar General Corp.(NON)(S)			143,365	6,623,463

Nordstrom, Inc.			77,652	4,326,769

				10,950,232
Oil, gas, and consumable fuels (3.5%)

Alpha Natural Resources, Inc.(NON)			117,900	1,793,259

Anadarko Petroleum Corp.			74,600	5,844,164

Cabot Oil & Gas Corp. Class A			72,800	2,269,176

Cobalt International Energy, Inc.(NON)			39,500	1,186,185

Hess Corp.			56,700	3,342,465

Kosmos Energy, Ltd.(NON)			98,500	1,304,140

Linn Energy, LLC (Units)			57,583	2,196,791

Noble Energy, Inc.			78,500	7,675,730

				25,611,910
Personal products (0.2%)

Avon Products, Inc.			74,900	1,450,064

				1,450,064
Pharmaceuticals (1.9%)

Elan Corp. PLC ADR (Ireland)(NON)(S)			312,186	4,685,912

Medicines Co. (The)(NON)			44,200	887,094

Merck & Co., Inc.			102,400	3,932,160

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			52,300	2,356,638

ViroPharma, Inc.(NON)			72,200	2,171,054

				14,032,858
Professional services (0.8%)

Nielsen Holdings NV(NON)			105,400	3,176,756

Verisk Analytics, Inc. Class A(NON)			62,500	2,935,625

				6,112,381
Real estate investment trusts (REITs) (0.3%)

American Tower REIT, Inc. Class A(R)			29,123	1,835,331

				1,835,331
Real estate management and development (0.6%)

CBRE Group, Inc.(NON)			221,600	4,423,136

				4,423,136
Road and rail (1.6%)

Hertz Global Holdings, Inc.(NON)			300,800	4,524,032

Kansas City Southern(NON)			60,941	4,368,860

Swift Transportation Co.(NON)			268,347	3,096,724

				11,989,616
Semiconductors and semiconductor equipment (3.7%)

Advanced Micro Devices, Inc.(NON)			841,458	6,748,493

Avago Technologies, Ltd. (Singapore)			101,200	3,943,764

Cymer, Inc.(NON)			38,837	1,941,850

Intel Corp.			80,907	2,274,296

Skyworks Solutions, Inc.(NON)			108,300	2,994,495

Texas Instruments, Inc.			218,700	7,350,507

Xilinx, Inc.(S)			44,400	1,617,492

				26,870,897
Software (5.6%)

Check Point Software Technologies, Ltd. (Israel)(NON)(S)			60,100	3,836,784

Informatica Corp.(NON)			24,000	1,269,600

Microsoft Corp.			182,867	5,897,461

Oracle Corp.			359,850	10,493,226

Red Hat, Inc.(NON)			29,251	1,751,842

Salesforce.com, Inc.(NON)(S)			51,004	7,880,628

SS&C Technologies Holdings, Inc.(NON)			50,829	1,185,841

Synchronoss Technologies, Inc.(NON)(S)			53,200	1,698,144

Synopsys, Inc.(NON)			118,000	3,617,880

VMware, Inc. Class A(NON)			29,550	3,320,534

				40,951,940
Specialty retail (2.0%)

AutoZone, Inc.(NON)			6,700	2,491,060

Bed Bath & Beyond, Inc.(NON)			49,298	3,242,329

Dick's Sporting Goods, Inc.			72,300	3,476,184

Signet Jewelers, Ltd. (Bermuda)			31,000	1,465,680

TJX Cos., Inc. (The)			108,004	4,288,839

				14,964,092
Textiles, apparel, and luxury goods (1.2%)

Coach, Inc.			53,700	4,149,936

Iconix Brand Group, Inc.(NON)(S)			64,151	1,114,944

PVH Corp.			23,755	2,122,034

Steven Madden, Ltd.(NON)			33,886	1,448,627

				8,835,541
Tobacco (1.8%)

Lorillard, Inc.			22,400	2,900,352

Philip Morris International, Inc.			118,740	10,521,549

				13,421,901
Trading companies and distributors (0.5%)

WESCO International, Inc.(NON)(S)			61,202	3,997,103

				3,997,103
Wireless telecommunication services (0.1%)

NII Holdings, Inc.(NON)(S)			59,800	1,094,938

				1,094,938

Total common stocks (cost $563,105,132)				$716,504,588

CONVERTIBLE PREFERRED STOCKS (0.3%)(a)
			Shares	Value

Citigroup, Inc. $7.50 cv. pfd.			14,083	$1,453,929

Nielsen Holdings NV $3.125 cv. pfd.			18,859	1,095,001

Total convertible preferred stocks (cost $2,599,410)				$2,548,930

WARRANTS (0.0%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	359,195	$154,454

Total warrants (cost $362,787)				$154,454

SHORT-TERM INVESTMENTS (8.9%)(a)
			Principal amount/shares	Value

U.S. Treasury bills with effective yields ranging from 0.162% to 0.193%, March 7, 2013(SEGSF)			$143,000	$142,771

U.S. Treasury bills with effective yields ranging from 0.139% to 0.159%, February 7, 2013(SEG)(SEGSF)			160,000	159,769

U.S. Treasury bills with effective yields ranging from 0.104% to 0.112%, January 10, 2013(SEG)			66,000	65,917

U.S. Treasury bills with an effective yield of 0.084%, October 18, 2012(SEG)			14,000	13,990

U.S. Treasury bills with an effective yield of 0.096%, August 23, 2012(SEG)			79,000	78,962

U.S. Treasury bills with effective yields ranging from 0.104% to 0.111%, July 26, 2012(SEG)(SEGSF)			236,000	235,938

U.S. Treasury bills with effective yields ranging from 0.066% to 0.080%, June 28, 2012(SEG)(SEGSF)			500,000	499,916

Putnam Cash Collateral Pool, LLC 0.20%(d)			49,318,325	49,318,325

Putnam Money Market Liquidity Fund 0.11%(e)			14,723,386	14,723,386

Total short-term investments (cost $65,239,016)				$65,238,974

TOTAL INVESTMENTS

Total investments (cost $631,306,345)(b)				$784,446,946

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $7,261,366) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

UBS AG
	Euro	Sell	4/18/12	$7,265,258	$7,261,366	$(3,893)

Total						$(3,893)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation
NASDAQ 100 Index E-Mini (Long)	9	$495,135	Jun-12	$3,155
Russell 2000 Index Mini (Long)	1	82,770	Jun-12	308
S&P 500 Index (Long)	4	1,403,200	Jun-12	5,110
S&P Mid Cap 400 Index E-Mini (Long)	4	396,920	Jun-12	173

Total				$8,746

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $174,917) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Apple, Inc. (Call)	6,657	Apr-12/$550.00	$354,210
Apple, Inc. (Call)	3,726	Apr-12/620.00	32,453

Total			$386,663

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets	17,916	$—	9/26/12	(1 month USD-LIBOR-BBA plus 35 bp)	A basket (GSCBPBNK) of common stocks	$(34,978)

Total						$(34,978)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $731,334,104.
(b)	The aggregate identified cost on a tax basis is $632,406,140, resulting in gross unrealized appreciation and depreciation of $169,756,680 and $17,715,874, respectively, or net unrealized appreciation of $152,040,806.
(NON)	Non-income-producing security.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $48,321,740.
The fund received cash collateral of $49,318,325, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $3,665 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $42,440,300 and $37,604,114, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $6,164,503 to cover certain derivatives contracts.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to enhance the return on a security owned.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
The fund had an average contract amount of approximately 35,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 7,787 on written options contracts for the reporting period.
Futures contracts: The fund used futures contracts equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
The fund had an average number of contracts of approximately 20 on futures contracts for the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $7,200,000 on forward currency contracts for the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $2,100,000 on total return swap contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $167,830 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $425,534. on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $452,692.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$104,533,874	$—	$—
Consumer staples	47,025,604	—	—
Energy	57,385,697	—	—
Financials	44,905,582	—	—
Health care	104,897,127	—	—
Industrials	87,767,057	—	—
Information technology	219,879,738	—	—
Materials	41,248,452	—	—
Telecommunication services	3,000,869	—	—
Utilities	5,860,588	—	—
Total common stocks	716,504,588	—	—
Convertible preferred stocks	$—	$2,548,930	$—
Warrants	154,454	—	—
Short-term investments	14,723,386	50,515,588	—

Totals by level	$731,382,428	$53,064,518	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	—	(3,893)	—
Futures contracts	8,746	—	—
Written options	—	(386,663)	—
Total return swap contracts	—	(34,978)	—

Totals by level	$8,746	$(425,534)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$—	$3,893
Equity contracts	163,200	421,641

Total	$163,200	$425,534

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Multi-Cap Value Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (97.2%)(a)
	Shares	Value

Aerospace and defense (0.8%)

L-3 Communications Holdings, Inc.(S)	4,200	$297,234

		297,234
Auto components (0.3%)

American Axle & Manufacturing Holdings, Inc.(NON)	9,340	109,371

		109,371
Beverages (2.1%)

Coca-Cola Enterprises, Inc.	27,830	795,938

		795,938
Biotechnology (0.4%)

Amarin Corp. PLC ADR (Ireland)(NON)(S)	13,616	154,133

		154,133
Building products (0.7%)

USG Corp.(NON)(S)	15,210	261,612

		261,612
Capital markets (5.3%)

Ameriprise Financial, Inc.	7,798	445,500

Charles Schwab Corp. (The)(S)	18,430	264,839

E*Trade Financial Corp.(NON)	29,462	322,609

Fortress Investment Group LLC Class A	55,361	197,085

Legg Mason, Inc.	17,080	477,044

Raymond James Financial, Inc.	7,392	270,030

		1,977,107
Chemicals (2.2%)

Celanese Corp. Ser. A	10,300	475,654

LyondellBasell Industries NV Class A (Netherlands)	8,050	351,383

		827,037
Commercial banks (7.5%)

Bancorp, Inc. (The)(NON)	44,210	443,868

Fifth Third Bancorp(S)	26,310	369,656

First Horizon National Corp.(S)	35,660	370,151

Huntington Bancshares, Inc.	39,980	257,871

Popular, Inc. (Puerto Rico)(NON)(S)	80,610	165,251

UMB Financial Corp.(S)	7,040	314,934

Wells Fargo & Co.	26,490	904,369

		2,826,100
Commercial services and supplies (1.7%)

ACCO Brands Corp.(NON)	28,030	347,852

Healthcare Services Group, Inc.	13,617	289,634

		637,486
Communications equipment (3.7%)

Cisco Systems, Inc.	20,190	427,019

Polycom, Inc.(NON)	12,210	232,845

Qualcomm, Inc.	4,820	327,856

Sycamore Networks, Inc.(NON)	9,670	171,546

Tellabs, Inc.(S)	52,990	214,610

		1,373,876
Computers and peripherals (2.5%)

Apple, Inc.(NON)(S)	1,260	755,332

Electronics for Imaging, Inc.(NON)	10,300	171,186

		926,518
Consumer finance (0.5%)

Discover Financial Services	4,990	166,367

		166,367
Containers and packaging (3.4%)

Silgan Holdings, Inc.	29,170	1,289,314

		1,289,314
Diversified financial services (5.2%)

Bank of America Corp.	48,330	462,518

Citigroup, Inc.	16,740	611,847

JPMorgan Chase & Co.	19,080	877,298

		1,951,663
Electric utilities (1.6%)

American Electric Power Co., Inc.	4,170	160,879

Great Plains Energy, Inc.(S)	21,490	435,602

		596,481
Electrical equipment (1.4%)

AMETEK, Inc.	10,835	525,606

		525,606
Energy equipment and services (4.5%)

Cameron International Corp.(NON)	8,540	451,168

Ensco International PLC ADR (United Kingdom)	5,080	268,884

Hornbeck Offshore Services, Inc.(NON)	4,150	174,425

Key Energy Services, Inc.(NON)(S)	22,890	353,651

National Oilwell Varco, Inc.(S)	3,720	295,628

Oil States International, Inc.(NON)	2,120	165,487

		1,709,243
Food products (2.6%)

Mead Johnson Nutrition Co. Class A	7,890	650,767

Post Holdings, Inc.	10,260	337,862

		988,629
Health-care equipment and supplies (6.2%)

Alere, Inc.(NON)	17,070	443,991

Covidien PLC (Ireland)	13,096	716,089

Merit Medical Systems, Inc.(NON)	28,512	354,119

St. Jude Medical, Inc.	6,230	276,051

Stryker Corp.(S)	9,980	553,690

		2,343,940
Health-care providers and services (6.2%)

Aetna, Inc.(S)	12,120	607,939

Coventry Health Care, Inc.(NON)	16,740	595,442

Lincare Holdings, Inc.	6,685	173,008

Mednax, Inc.(NON)	8,530	634,376

PSS World Medical, Inc.(NON)(S)	13,610	344,877

		2,355,642
Household durables (2.6%)

Newell Rubbermaid, Inc.	20,826	370,911

NVR, Inc.(NON)(S)	380	276,005

Skullcandy, Inc.(NON)(S)	21,020	332,747

		979,663
Household products (1.0%)

Church & Dwight Co., Inc.(S)	5,338	262,576

Energizer Holdings, Inc.(NON)(S)	1,730	128,331

		390,907
Industrial conglomerates (3.0%)

Tyco International, Ltd.	20,460	1,149,443

		1,149,443
Insurance (5.8%)

Brown & Brown, Inc.	9,320	221,630

Employers Holdings, Inc.	13,240	234,480

Hanover Insurance Group, Inc. (The)	6,300	259,056

Hartford Financial Services Group, Inc. (The)(S)	21,996	463,676

Marsh & McLennan Cos., Inc.	10,930	358,395

XL Group PLC	29,190	633,131

		2,170,368
Leisure equipment and products (2.0%)

Hasbro, Inc.(S)	4,260	156,427

Leapfrog Enterprises, Inc.(NON)	39,300	328,548

Mattel, Inc.(S)	8,520	286,783

		771,758
Machinery (5.0%)

Gardner Denver, Inc.(S)	5,550	349,761

Navistar International Corp.(NON)	5,840	236,228

Snap-On, Inc.(S)	12,410	756,638

Stanley Black & Decker, Inc.	4,780	367,869

WABCO Holdings, Inc.(NON)	3,020	182,650

		1,893,146
Media (2.4%)

Interpublic Group of Companies, Inc. (The)	17,470	199,333

Regal Entertainment Group Class A	23,690	322,184

Time Warner, Inc.	9,890	373,348

		894,865
Metals and mining (0.8%)

U.S. Steel Corp.	9,690	284,595

		284,595
Multiline retail (0.8%)

Dollar General Corp.(NON)(S)	6,530	301,686

		301,686
Multi-utilities (1.6%)

Ameren Corp.	5,270	171,697

DTE Energy Co.	4,960	272,949

XCEL Energy, Inc.	6,370	168,614

		613,260
Office electronics (1.2%)

Xerox Corp.	57,110	461,449

		461,449
Oil, gas, and consumable fuels (2.3%)

Apache Corp.	2,675	268,677

Pioneer Natural Resources Co.	3,329	371,483

Swift Energy Co.(NON)(S)	7,810	226,724

		866,884
Paper and forest products (0.3%)

Louisiana-Pacific Corp.(NON)(S)	12,880	120,428

		120,428
Personal products (0.9%)

Avon Products, Inc.	17,190	332,798

		332,798
Pharmaceuticals (1.6%)

Pfizer, Inc.	19,490	441,643

ViroPharma, Inc.(NON)	5,768	173,444

		615,087
Real estate management and development (0.5%)

CBRE Group, Inc.(NON)	10,000	199,600

		199,600
Road and rail (0.4%)

Hertz Global Holdings, Inc.(NON)	10,210	153,558

		153,558
Semiconductors and semiconductor equipment (1.5%)

Advanced Micro Devices, Inc.(NON)(S)	36,550	293,131

Skyworks Solutions, Inc.(NON)	9,990	276,224

		569,355
Software (0.9%)

Synopsys, Inc.(NON)	10,980	336,647

		336,647
Specialty retail (3.4%)

American Eagle Outfitters, Inc.	13,150	226,049

AutoZone, Inc.(NON)	500	185,900

Staples, Inc.	17,240	278,943

Talbots, Inc. (The)(NON)(S)	52,390	158,742

TJX Cos., Inc. (The)	10,840	430,456

		1,280,090
Textiles, apparel, and luxury goods (0.4%)

Hanesbrands, Inc.(NON)(S)	5,590	165,126

		165,126

Total common stocks (cost $30,043,012)		$36,664,010

SHORT-TERM INVESTMENTS (21.0%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	6,674,061	$6,674,061

Putnam Money Market Liquidity Fund 0.11%(e)	1,228,414	1,228,414

Total short-term investments (cost $7,902,475)		$7,902,475

TOTAL INVESTMENTS

Total investments (cost $37,945,487)(b)		$44,566,485

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $37,707,490.
(b)	The aggregate identified cost on a tax basis is $38,597,390, resulting in gross unrealized appreciation and depreciation of $6,717,166 and $748,071, respectively, or net unrealized appreciation of $5,969,095.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $6,479,504. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $6,674,061, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $100 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,997,390 and $2,451,763, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$4,502,559	$—	$—
Consumer staples	2,508,272	—	—
Energy	2,576,127	—	—
Financials	9,291,205	—	—
Health care	5,468,802	—	—
Industrials	4,918,085	—	—
Information technology	3,667,845	—	—
Materials	2,521,374	—	—
Utilities	1,209,741	—	—
Total common stocks	36,664,010	—	—
Short-term investments	1,228,414	6,674,061	—

Totals by level	$37,892,424	$6,674,061	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Research Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (99.3%)(a)
	Shares	Value

Aerospace and defense (4.5%)

Embraer SA ADR (Brazil)	17,400	$556,452

General Dynamics Corp.	3,100	227,478

Honeywell International, Inc.	14,208	867,398

L-3 Communications Holdings, Inc.(S)	600	42,462

Northrop Grumman Corp.(S)	3,900	238,212

Precision Castparts Corp.	1,699	293,757

United Technologies Corp.	4,900	406,406

		2,632,165
Air freight and logistics (0.9%)

FedEx Corp.	1,899	174,632

United Parcel Service, Inc. Class B	4,358	351,778

		526,410
Airlines (0.1%)

Delta Air Lines, Inc.(NON)	1,700	16,847

US Airways Group, Inc.(NON)	4,100	31,119

		47,966
Auto components (0.4%)

Allison Transmission Holdings, Inc.(NON)	1,025	24,477

American Axle & Manufacturing Holdings, Inc.(NON)	3,600	42,156

BorgWarner, Inc.(NON)	200	16,868

Johnson Controls, Inc.(S)	5,100	165,648

		249,149
Automobiles (0.5%)

Ford Motor Co.	21,451	267,923

		267,923
Beverages (1.2%)

Beam, Inc.	1,800	105,426

Coca-Cola Enterprises, Inc.	20,734	592,992

		698,418
Biotechnology (1.1%)

Affymax, Inc.(NON)	12,200	143,228

Amgen, Inc.	686	46,641

Celgene Corp.(NON)	3,672	284,653

Dendreon Corp.(NON)(S)	7,235	77,089

United Therapeutics Corp.(NON)(S)	1,900	89,547

		641,158
Building products (0.2%)

Fortune Brands Home & Security, Inc.(NON)	4,342	95,828

		95,828
Capital markets (1.7%)

Ameriprise Financial, Inc.	1,272	72,669

Bank of New York Mellon Corp. (The)(S)	1,600	38,608

BlackRock, Inc.	290	59,421

Charles Schwab Corp. (The)(S)	5,111	73,445

E*Trade Financial Corp.(NON)	1,200	13,140

Franklin Resources, Inc.	722	89,550

Goldman Sachs Group, Inc. (The)	1,278	158,945

Invesco, Ltd.	2,325	62,008

Legg Mason, Inc.	782	21,841

Morgan Stanley	2,900	56,956

State Street Corp.(S)	6,500	295,750

T. Rowe Price Group, Inc.(S)	731	47,734

		990,067
Chemicals (2.2%)

Air Products & Chemicals, Inc.	300	27,540

Celanese Corp. Ser. A	1,700	78,506

CF Industries Holdings, Inc.(S)	287	52,421

Dow Chemical Co. (The)(S)	6,160	213,382

E.I. du Pont de Nemours & Co.	4,928	260,691

LyondellBasell Industries NV Class A (Netherlands)	1,800	78,570

Monsanto Co.	3,342	266,558

Mosaic Co. (The)	1,200	66,348

PPG Industries, Inc.	400	38,320

Praxair, Inc.	1,600	183,424

W.R. Grace & Co.(NON)	700	40,460

		1,306,220
Commercial banks (2.7%)

BB&T Corp.	1,322	41,498

Comerica, Inc.	500	16,180

Fifth Third Bancorp	8,000	112,400

First Horizon National Corp.(S)	872	9,051

Huntington Bancshares, Inc.	4,200	27,090

KeyCorp	8,324	70,754

M&T Bank Corp.(S)	800	69,504

PNC Financial Services Group, Inc.	1,700	109,633

Popular, Inc. (Puerto Rico)(NON)(S)	8,484	17,392

Regions Financial Corp.	5,400	35,586

SunTrust Banks, Inc.	2,180	52,691

U.S. Bancorp	1,200	38,016

Wells Fargo & Co.	28,159	961,348

Zions Bancorp.	1,058	22,705

		1,583,848
Commercial services and supplies (0.1%)

Republic Services, Inc.	2,500	76,400

		76,400
Communications equipment (2.5%)

Cisco Systems, Inc.	32,468	686,698

Juniper Networks, Inc.(NON)	6,400	146,432

Qualcomm, Inc.	9,056	615,989

		1,449,119
Computers and peripherals (5.6%)

Apple, Inc.(NON)(S)	4,577	2,743,774

Hewlett-Packard Co.	15,310	364,837

SanDisk Corp.(NON)	4,453	220,824

		3,329,435
Construction and engineering (0.2%)

Fluor Corp.(S)	1,700	102,068

KBR, Inc.	800	28,440

		130,508
Consumer finance (0.9%)

American Express Co.	4,500	260,370

Capital One Financial Corp.	2,200	122,628

Discover Financial Services	2,800	93,352

SLM Corp.	2,700	42,552

		518,902
Containers and packaging (0.1%)

Crown Holdings, Inc.(NON)	1,800	66,294

		66,294
Diversified consumer services (0.2%)

Apollo Group, Inc. Class A(NON)(S)	3,219	124,382

		124,382
Diversified financial services (3.8%)

Bank of America Corp.	25,027	239,508

Citigroup, Inc.	22,242	812,945

CME Group, Inc.	243	70,307

IntercontinentalExchange, Inc.(NON)	150	20,613

JPMorgan Chase & Co.	21,558	991,237

Leucadia National Corp.	700	18,270

Moody's Corp.	1,000	42,100

Nasdaq OMX Group, Inc. (The)(NON)	770	19,943

NYSE Euronext	1,300	39,013

		2,253,936
Diversified telecommunication services (2.7%)

CenturyLink, Inc.	7,200	278,280

Verizon Communications, Inc.(S)	33,754	1,290,415

		1,568,695
Electric utilities (1.4%)

Edison International	6,385	271,426

Entergy Corp.(S)	1,100	73,920

FirstEnergy Corp.	5,200	237,068

Great Plains Energy, Inc.(S)	7,564	153,322

NV Energy, Inc.	5,000	80,600

		816,336
Electrical equipment (0.7%)

Cooper Industries PLC	2,400	153,480

GrafTech International, Ltd.(NON)	3,700	44,178

Hubbell, Inc. Class B	1,500	117,870

Sensata Technologies Holding NV (Netherlands)(NON)	2,800	93,744

		409,272
Electronic equipment, instruments, and components (0.5%)

Corning, Inc.	2,859	40,255

TE Connectivity, Ltd. (Switzerland)	7,600	279,300

		319,555
Energy equipment and services (2.2%)

Baker Hughes, Inc.(S)	4,900	205,506

Cameron International Corp.(NON)	8,300	438,489

Schlumberger, Ltd.(S)	8,927	624,265

		1,268,260
Food and staples retail (1.5%)

Costco Wholesale Corp.	900	81,720

CVS Caremark Corp.	5,776	258,765

Walgreen Co.(S)	2,470	82,720

Wal-Mart Stores, Inc.	7,348	449,698

		872,903
Food products (1.4%)

Archer Daniels-Midland Co.	2,849	90,199

Mead Johnson Nutrition Co. Class A	4,050	334,044

Post Holdings, Inc.(NON)	3,561	117,264

Sara Lee Corp.	12,200	262,666

		804,173
Health-care equipment and supplies (2.1%)

Baxter International, Inc.	4,000	239,120

Becton, Dickinson and Co.(S)	513	39,834

Boston Scientific Corp.(NON)	8,100	48,438

CareFusion Corp.(NON)	2,000	51,860

Covidien PLC (Ireland)	3,789	207,183

Edwards Lifesciences Corp.(NON)(S)	300	21,819

Intuitive Surgical, Inc.(NON)	100	54,175

Medtronic, Inc.	1,764	69,131

St. Jude Medical, Inc.	4,298	190,444

Stryker Corp.(S)	3,200	177,536

Teleflex, Inc.	300	18,345

Varian Medical Systems, Inc.(NON)(S)	1,000	68,960

Zimmer Holdings, Inc.(NON)	600	38,250

		1,225,095
Health-care providers and services (2.3%)

Aetna, Inc.(S)	8,100	406,296

AmerisourceBergen Corp.	1,773	70,353

CIGNA Corp.	5,000	246,250

Coventry Health Care, Inc.(NON)	1,700	60,469

Express Scripts Holding Co.(NON)	3,558	192,772

McKesson Corp.	357	31,334

Medco Health Solutions, Inc.(NON)	800	56,240

Quest Diagnostics, Inc.(S)	1,200	73,380

WellPoint, Inc.	2,600	191,880

		1,328,974
Hotels, restaurants, and leisure (1.6%)

Carnival Corp.(S)	6,300	202,104

Las Vegas Sands Corp.	1,200	69,084

McDonald's Corp.	3,521	345,410

Vail Resorts, Inc.(S)	2,500	108,125

Wyndham Worldwide Corp.	5,322	247,526

		972,249
Household durables (0.9%)

D.R. Horton, Inc.(S)	16,900	256,373

Newell Rubbermaid, Inc.	15,230	271,246

SodaStream International, Ltd. (Israel)(NON)(S)	600	20,208

		547,827
Household products (1.9%)

Colgate-Palmolive Co.	2,100	205,338

Energizer Holdings, Inc.(NON)(S)	900	66,762

Procter & Gamble Co. (The)	12,938	869,563

		1,141,663
Independent power producers and energy traders (1.0%)

AES Corp. (The)(NON)	22,100	288,847

Calpine Corp.(NON)	16,400	282,244

		571,091
Industrial conglomerates (2.8%)

General Electric Co.	52,324	1,050,143

Tyco International, Ltd.	10,222	574,272

		1,624,415
Insurance (3.6%)

ACE, Ltd.	1,800	131,760

Aflac, Inc.	5,500	252,945

Allstate Corp. (The)	4,100	134,972

Aon PLC (United Kingdom)	2,370	116,272

Assured Guaranty, Ltd. (Bermuda)(S)	5,050	83,426

Berkshire Hathaway, Inc. Class B(NON)	5,025	407,779

Chubb Corp. (The)	1,360	93,990

Hartford Financial Services Group, Inc. (The)(S)	4,500	94,860

Marsh & McLennan Cos., Inc.	3,700	121,323

MetLife, Inc.(S)	6,000	224,100

Progressive Corp. (The)	2,572	59,619

Prudential Financial, Inc.	2,500	158,475

Travelers Cos., Inc. (The)	2,300	136,160

XL Group PLC	4,400	95,436

		2,111,117
Internet and catalog retail (1.2%)

Amazon.com, Inc.(NON)	1,655	335,154

Priceline.com, Inc.(NON)	522	374,535

		709,689
Internet software and services (1.9%)

Baidu, Inc. ADR (China)(NON)	3,100	451,887

eBay, Inc.(NON)	6,600	243,474

Google, Inc. Class A(NON)	672	430,913

		1,126,274
IT Services (3.2%)

Accenture PLC Class A(S)	2,600	167,700

Automatic Data Processing, Inc.	2,137	117,941

Cognizant Technology Solutions Corp.(NON)	1,269	97,650

Computer Sciences Corp.	700	20,958

Fidelity National Information Services, Inc.	1,100	36,432

Fiserv, Inc.(NON)	651	45,173

IBM Corp.(S)	4,137	863,185

MasterCard, Inc. Class A	475	199,757

Paychex, Inc.	1,328	41,155

Total Systems Services, Inc.	700	16,149

Visa, Inc. Class A	2,083	245,794

Western Union Co. (The)	2,675	47,080

		1,898,974
Leisure equipment and products (0.6%)

Hasbro, Inc.(S)	8,850	324,972

		324,972
Life sciences tools and services (0.6%)

Agilent Technologies, Inc.(NON)	2,800	124,628

Life Technologies Corp.(NON)	1,097	53,556

Thermo Fisher Scientific, Inc.(NON)	3,200	180,416

		358,600
Machinery (1.1%)

Deere & Co.	1,335	108,002

Dover Corp.	400	25,176

Eaton Corp.	1,700	84,711

Ingersoll-Rand PLC	1,501	62,066

Joy Global, Inc.(S)	700	51,450

Pall Corp.	500	29,815

Stanley Black & Decker, Inc.	2,400	184,704

Timken Co.	1,500	76,110

Xylem, Inc.	900	24,975

		647,009
Media (3.4%)

Comcast Corp. Class A	26,183	785,752

Interpublic Group of Companies, Inc. (The)	10,601	120,957

News Corp. Class A	12,200	240,218

Time Warner, Inc.	11,633	439,146

Walt Disney Co. (The)(S)	10,136	443,754

		2,029,827
Metals and mining (0.8%)

Barrick Gold Corp. (Canada)	1,300	56,524

Cliffs Natural Resources, Inc.(S)	1,600	110,816

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)(S)	4,596	174,832

Goldcorp, Inc. (Canada)	500	22,530

Kinross Gold Corp. (Canada)	3,100	30,349

Nucor Corp.(S)	800	34,360

Walter Energy, Inc.	1,100	65,131

		494,542
Multiline retail (1.2%)

Dollar General Corp.(NON)(S)	3,900	180,180

Nordstrom, Inc.	3,700	206,164

Target Corp.	5,385	313,784

		700,128
Multi-utilities (1.0%)

Ameren Corp.	8,000	260,640

National Grid PLC ADR (United Kingdom)(S)	3,400	171,632

PG&E Corp.	4,000	173,640

		605,912
Office electronics (0.1%)

Xerox Corp.	5,988	48,383

		48,383
Oil, gas, and consumable fuels (8.8%)

Anadarko Petroleum Corp.	3,100	242,854

Apache Corp.	1,000	100,440

Chevron Corp.	6,680	716,363

Cobalt International Energy, Inc.(NON)	3,210	96,396

ConocoPhillips	1,300	98,813

CONSOL Energy, Inc.	1,500	51,150

Energen Corp.	2,100	103,215

Exxon Mobil Corp.	25,941	2,249,863

Hess Corp.	6,300	371,385

Marathon Oil Corp.(S)	15,200	481,840

Noble Energy, Inc.	3,600	352,008

Southwestern Energy Co.(NON)	10,200	312,120

		5,176,447
Paper and forest products (0.2%)

International Paper Co.(S)	2,731	95,858

		95,858
Personal products (0.4%)

Avon Products, Inc.	13,100	253,616

		253,616
Pharmaceuticals (5.5%)

Abbott Laboratories(S)	5,755	352,724

Auxilium Pharmaceuticals, Inc.(NON)	4,339	80,575

Johnson & Johnson	15,063	993,555

Merck & Co., Inc.	17,235	661,824

Pfizer, Inc.	47,318	1,072,226

Watson Pharmaceuticals, Inc.(NON)	1,400	93,884

		3,254,788
Professional services (0.2%)

Dun & Bradstreet Corp. (The)(S)	212	17,963

Equifax, Inc.	500	22,130

Nielsen Holdings NV(NON)	1,600	48,224

Robert Half International, Inc.	652	19,756

		108,073
Real estate investment trusts (REITs) (1.8%)

American Capital Agency Corp.	300	8,862

American Tower REIT, Inc. Class A	4,900	308,798

Digital Realty Trust, Inc.	2,000	147,940

MFA Financial, Inc.	5,491	41,018

Prologis, Inc.	7,531	271,267

Simon Property Group, Inc.	1,848	269,217

		1,047,102
Road and rail (0.1%)

Hertz Global Holdings, Inc.(NON)	5,300	79,712

		79,712
Semiconductors and semiconductor equipment (2.2%)

Advanced Micro Devices, Inc.(NON)(S)	39,335	315,467

Broadcom Corp. Class A(NON)	1,200	47,160

Cymer, Inc.(NON)	1,600	80,000

First Solar, Inc.(NON)(S)	1,136	28,457

Intel Corp.	7,800	219,258

Texas Instruments, Inc.(S)	15,319	514,872

Xilinx, Inc.(S)	2,200	80,146

		1,285,360
Software (3.7%)

Adobe Systems, Inc.(NON)(S)	4,300	147,533

Electronic Arts, Inc.(NON)	800	13,184

Microsoft Corp.	37,595	1,212,439

Oracle Corp.	25,968	757,227

Salesforce.com, Inc.(NON)	300	46,353

		2,176,736
Specialty retail (2.1%)

AutoZone, Inc.(NON)	100	37,180

Bed Bath & Beyond, Inc.(NON)	5,400	355,158

Best Buy Co., Inc.(S)	3,700	87,616

Dick's Sporting Goods, Inc.	300	14,424

Limited Brands, Inc.	866	41,568

Lowe's Cos., Inc.	9,500	298,110

Office Depot, Inc.(NON)(S)	4,000	13,800

O'Reilly Automotive, Inc.(NON)	700	63,945

Rent-A-Center, Inc.	200	7,550

Staples, Inc.	2,600	42,068

TJX Cos., Inc. (The)	7,500	297,825

		1,259,244
Textiles, apparel, and luxury goods (0.7%)

Coach, Inc.	3,432	265,225

Hanesbrands, Inc.(NON)(S)	2,859	84,455

NIKE, Inc. Class B	800	86,752

		436,432
Tobacco (2.8%)

Altria Group, Inc.	7,731	238,656

Lorillard, Inc.	2,300	297,804

Philip Morris International, Inc.	12,297	1,089,638

		1,626,098
Trading companies and distributors (0.2%)

WESCO International, Inc.(NON)(S)	1,800	117,558

		117,558

Total common stocks (cost $49,773,257)		$58,431,087

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
	Shares	Value

Nielsen Holdings NV $3.125 cv. pfd.	854	$49,585

Total convertible preferred stocks (cost $50,118)		$49,585

SHORT-TERM INVESTMENTS (16.5%)(a)
	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	9,643,100	$9,643,100

U.S. Treasury Bills with effective yields ranging from 0.156% to 0.158%, February 7, 2013	$43,000	42,938

Total short-term investments (cost $9,686,040)		$9,686,038

TOTAL INVESTMENTS

Total investments (cost $59,509,415)(b)		$68,166,710

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $528,333) (Unaudited)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Credit Suisse AG
	Euro	Sell	4/18/12	$528,579	$528,333	$(246)

Total						$(246)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	136	4/9/12	(1 month USD-LIBOR-BBA plus 40 bps)	A basket (GSCBPBAT) of common stocks	$1,998

Total					$1,998

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $58,839,285.
(b)	The aggregate identified cost on a tax basis is $60,497,089, resulting in gross unrealized appreciation and depreciation of $9,315,856 and $1,646,235, respectively, or net unrealized appreciation of $7,669,621.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $9,414,805.
The fund received cash collateral of $9,643,100, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $77 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,457,452 and $1,511,749, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $246 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$7,621,822	$—	$—
Consumer staples	5,396,871	—	—
Energy	6,444,707	—	—
Financials	8,504,972	—	—
Health care	6,808,615	—	—
Industrials	6,495,316	—	—
Information technology	11,633,836	—	—
Materials	1,962,914	—	—
Telecommunication services	1,568,695	—	—
Utilities	1,993,339	—	—
Total common stocks	58,431,087	—	—
Convertible preferred stocks	—	49,585	—
Short-term investments	—	9,686,038	—

Totals by level	$58,431,087	$9,735,623	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(246)	$—
Total return swap contracts	—	1,998	—

Totals by level	$—	$1,752	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$—	$246
Equity contracts	1,998	—

Total	$1,998	$246

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Small Cap Value Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (95.3%)(a)
	Shares	Value

Aerospace and defense (0.3%)

Innovative Solutions & Support, Inc.(NON)	141,231	$622,829

		622,829
Auto components (1.4%)

American Axle & Manufacturing Holdings, Inc.(NON)(S)	154,400	1,808,024

Modine Manufacturing Co.(NON)	22,236	196,344

Stoneridge, Inc.(NON)	144,321	1,427,335

		3,431,703
Building products (0.5%)

NCI Building Systems, Inc.(NON)	105,600	1,215,456

		1,215,456
Capital markets (1.0%)

Cowen Group, Inc. Class A(NON)(S)	394,415	1,068,865

Horizon Technology Finance Corp.	75,406	1,252,494

		2,321,359
Chemicals (3.1%)

Cabot Corp.	19,300	823,724

HB Fuller Co.(S)	32,600	1,070,258

Innophos Holdings, Inc.	26,800	1,343,216

Minerals Technologies, Inc.	18,500	1,210,085

RPM International, Inc.(S)	58,539	1,533,136

Tronox, Inc.(NON)	8,100	1,411,425

		7,391,844
Commercial banks (7.9%)

Bancorp, Inc. (The)(NON)	204,785	2,056,041

Citizens Republic Bancorp, Inc.(NON)	131,500	2,052,715

Financial Institutions, Inc.	104,900	1,696,233

First Citizens BancShares, Inc. Class A	7,948	1,452,020

First of Long Island Corp. (The)	48,190	1,277,035

Investors Bancorp, Inc.(NON)	31,871	478,702

Lakeland Financial Corp.	22,000	572,660

Metro Bancorp, Inc.(NON)	141,881	1,658,589

Oriental Financial Group (Puerto Rico)(S)	101,500	1,228,150

Popular, Inc. (Puerto Rico)(NON)(S)	631,200	1,293,960

PrivateBancorp, Inc.	115,000	1,744,550

State Bank Financial Corp.(NON)	86,000	1,505,860

Western Alliance Bancorp(NON)(S)	220,400	1,866,788

		18,883,303
Commercial services and supplies (3.1%)

ACCO Brands Corp.(NON)	79,627	988,171

Deluxe Corp.	81,900	1,918,098

Ennis Inc.(S)	69,106	1,093,257

McGrath Rentcorp	36,700	1,178,437

Portfolio Recovery Associates, Inc.(NON)	17,100	1,226,412

SYKES Enterprises, Inc.(NON)	72,000	1,137,600

		7,541,975
Communications equipment (2.6%)

Ceragon Networks, Ltd. (Israel)(NON)(S)	132,507	1,257,491

Emulex Corp.(NON)	189,900	1,971,162

Extreme Networks(NON)(S)	447,800	1,715,074

Oplink Communications, Inc.(NON)	79,442	1,358,458

		6,302,185
Computers and peripherals (1.7%)

BancTec, Inc. 144A(F)(NON)	152,299	533,047

Datalink Corp.(NON)	101,763	968,784

Electronics for Imaging, Inc.(NON)	103,500	1,720,170

SMART Technologies, Inc. Class A (Canada)(NON)	258,400	767,448

		3,989,449
Construction and engineering (1.9%)

EMCOR Group, Inc.	48,100	1,333,332

Great Lakes Dredge & Dock Corp.	145,996	1,054,091

Orion Marine Group, Inc.(NON)	99,900	722,277

Tutor Perini Corp.(NON)	77,600	1,209,008

UniTek Global Services, Inc.(NON)	69,117	232,924

		4,551,632
Containers and packaging (0.5%)

Rock-Tenn Co. Class A	16,500	1,114,740

		1,114,740
Distributors (0.8%)

Core-Mark Holding Co., Inc.	16,769	686,523

VOXX International Corp.(NON)	95,500	1,294,980

		1,981,503
Diversified consumer services (0.9%)

Corinthian Colleges, Inc.(NON)	246,000	1,018,440

Steiner Leisure, Ltd. (Bahamas)(NON)	22,000	1,074,260

		2,092,700
Diversified financial services (0.9%)

Gain Capital Holdings, Inc.	154,646	776,323

NewStar Financial, Inc.(NON)	136,200	1,514,544

		2,290,867
Diversified telecommunication services (0.6%)

Cogent Communications Group, Inc.(NON)	81,200	1,549,296

		1,549,296
Electric utilities (2.8%)

NV Energy, Inc.	142,100	2,290,652

UIL Holdings Corp.(S)	61,438	2,135,585

UniSource Energy Corp.	62,534	2,286,868

		6,713,105
Electrical equipment (0.5%)

General Cable Corp.(NON)	42,000	1,221,360

		1,221,360
Electronic equipment, instruments, and components (1.1%)

Electro Scientific Industries, Inc.	92,889	1,394,264

TTM Technologies, Inc.(NON)	108,254	1,243,838

		2,638,102
Energy equipment and services (1.3%)

Key Energy Services, Inc.(NON)(S)	77,700	1,200,465

Pioneer Drilling Co.(NON)	74,496	655,565

Tidewater, Inc.	24,036	1,298,425

		3,154,455
Food and staples retail (2.4%)

Harris Teeter Supermarkets, Inc.	27,393	1,098,459

Roundy's, Inc.(NON)	142,602	1,525,841

Spartan Stores, Inc.(S)	83,959	1,521,337

Weis Markets, Inc.	36,143	1,575,835

		5,721,472
Food products (1.0%)

Post Holdings, Inc.	52,800	1,738,704

Sanderson Farms, Inc.	12,500	662,875

		2,401,579
Gas utilities (1.0%)

Southwest Gas Corp.	55,431	2,369,121

		2,369,121
Health-care equipment and supplies (1.0%)

Cutera, Inc.(NON)(S)	111,853	956,343

Palomar Medical Technologies, Inc.(NON)	92,267	861,774

Syneron Medical, Ltd. (Israel)(NON)	65,100	697,872

		2,515,989
Health-care providers and services (4.7%)

Addus HomeCare Corp.(NON)	146,986	727,581

Ensign Group, Inc. (The)	56,800	1,542,688

Kindred Healthcare, Inc.(NON)(S)	129,578	1,119,554

LHC Group, Inc.(NON)	60,600	1,122,918

Metropolitan Health Networks, Inc.(NON)	203,943	1,910,946

MModal, Inc.(NON)	151,385	1,597,112

Providence Service Corp. (The)(NON)	77,500	1,202,025

Triple-S Management Corp. Class B (Puerto Rico)(NON)(S)	84,100	1,942,710

		11,165,534
Hotels, restaurants, and leisure (3.2%)

DineEquity, Inc.(NON)	27,200	1,349,120

Jack in the Box, Inc.(NON)(S)	51,000	1,222,470

Marriott Vacations Worldwide Corp.(NON)	56,699	1,616,488

Morgans Hotel Group Co.(NON)	147,600	730,620

Pinnacle Entertainment, Inc.(NON)	122,600	1,411,126

WMS Industries, Inc.(NON)(S)	59,200	1,404,816

		7,734,640
Household durables (1.7%)

La-Z-Boy, Inc.(NON)(S)	109,800	1,642,608

M/I Homes, Inc.(NON)	82,044	1,014,064

Newell Rubbermaid, Inc.	76,888	1,369,375

		4,026,047
Household products (0.8%)

Spectrum Brands Holdings, Inc.(NON)	54,100	1,891,336

		1,891,336
Insurance (6.0%)

Allied World Assurance Co. Holdings AG	27,800	1,909,026

American Equity Investment Life Holding Co.	94,476	1,206,459

American Financial Group, Inc.	31,443	1,213,071

Amtrust Financial Services, Inc.(S)	46,200	1,241,856

Arch Capital Group, Ltd.(NON)	58,138	2,165,059

Employers Holdings, Inc.	58,311	1,032,688

Hanover Insurance Group, Inc. (The)	45,090	1,854,101

Reinsurance Group of America, Inc. Class A	34,295	2,039,524

Validus Holdings, Ltd.	57,954	1,793,676

		14,455,460
Internet and catalog retail (—%)

CafePress, Inc.(NON)	524	9,956

		9,956
Internet software and services (2.5%)

Earthlink, Inc.	213,000	1,701,870

Perficient, Inc.(NON)	131,500	1,579,315

Stamps.com, Inc.(NON)(S)	18,969	528,856

Web.com Group, Inc.(NON)	146,586	2,115,236

		5,925,277
IT Services (1.1%)

Alliance Data Systems Corp.(NON)	9,698	1,221,560

Ciber, Inc.(NON)	334,900	1,419,976

		2,641,536
Leisure equipment and products (1.1%)

Arctic Cat, Inc.(NON)(S)	28,920	1,238,644

Brunswick Corp.(S)	56,600	1,457,450

		2,696,094
Machinery (3.5%)

American Railcar Industries, Inc.(NON)	39,512	928,927

Columbus McKinnon Corp.(NON)	93,191	1,518,081

Commercial Vehicle Group, Inc.(NON)	101,500	1,239,315

EnPro Industries, Inc.(NON)(S)	33,900	1,393,290

Greenbrier Companies, Inc.(NON)(S)	55,653	1,101,373

Manitowoc Co., Inc. (The)	91,500	1,268,190

NN, Inc.(NON)	120,500	983,280

		8,432,456
Multiline retail (0.9%)

Fred's, Inc.	87,500	1,278,375

Gordmans Stores, Inc.(NON)	40,838	897,211

		2,175,586
Multi-utilities (1.6%)

Avista Corp.	92,431	2,364,385

CMS Energy Corp.(S)	68,000	1,496,000

		3,860,385
Oil, gas, and consumable fuels (2.5%)

Energen Corp.	26,793	1,316,876

Energy Partners, Ltd.(NON)	73,200	1,215,852

Rex Energy Corp.(NON)	51,705	552,209

Scorpio Tankers, Inc. (Monaco)(NON)	132,224	933,501

SM Energy Co.	11,001	778,541

Swift Energy Co.(NON)(S)	43,300	1,256,999

		6,053,978
Paper and forest products (1.3%)

Buckeye Technologies, Inc.(S)	28,100	954,557

Domtar Corp. (Canada)	12,300	1,173,174

Louisiana-Pacific Corp.(NON)(S)	110,125	1,029,669

		3,157,400
Pharmaceuticals (0.6%)

Medicines Co. (The)(NON)	72,238	1,449,817

		1,449,817
Real estate investment trusts (REITs) (8.2%)

American Assets Trust, Inc.	83,720	1,908,816

American Capital Agency Corp.	40,200	1,187,508

Campus Crest Communities, Inc.	97,506	1,136,920

Colony Financial, Inc.	72,400	1,185,912

Entertainment Properties Trust(S)	30,000	1,391,400

Government Properties Income Trust	44,900	1,082,539

LaSalle Hotel Properties(S)	50,393	1,418,059

MFA Financial, Inc.	239,181	1,786,682

National Health Investors, Inc.(S)	25,800	1,258,524

One Liberty Properties, Inc.	72,388	1,324,700

PS Business Parks, Inc.	29,700	1,946,538

Summit Hotel Properties, Inc.	245,910	1,863,998

Taubman Centers, Inc.	20,746	1,513,421

Winthrop Realty Trust	62,030	718,928

		19,723,945
Road and rail (1.1%)

Quality Distribution, Inc.(NON)	68,788	947,899

Saia, Inc.(NON)	94,000	1,598,940

		2,546,839
Semiconductors and semiconductor equipment (3.1%)

Advanced Energy Industries, Inc.(NON)	138,000	1,810,560

Integrated Silicon Solutions, Inc.(NON)	116,400	1,299,024

Nova Measuring Instruments, Ltd. (Israel)(NON)	170,200	1,524,992

PMC - Sierra, Inc.(NON)	175,900	1,271,757

RF Micro Devices, Inc.(NON)(S)	310,400	1,545,792

		7,452,125
Software (1.8%)

Actuate Corp.(NON)	271,200	1,703,136

Mentor Graphics Corp.(NON)	103,800	1,542,468

TeleCommunication Systems, Inc. Class A(NON)(S)	402,700	1,119,506

		4,365,110
Specialty retail (4.6%)

Aaron's, Inc.	42,200	1,092,980

American Eagle Outfitters, Inc.	91,900	1,579,761

Ascena Retail Group, Inc.(NON)	27,336	1,211,532

Express, Inc.(NON)	65,869	1,645,408

Haverty Furniture Cos., Inc.	9,873	109,590

Lithia Motors, Inc. Class A(S)	61,100	1,600,820

Pier 1 Imports, Inc.(NON)(S)	65,146	1,184,354

Sonic Automotive, Inc. Class A	88,000	1,576,080

Stage Stores, Inc.	67,935	1,103,264

		11,103,789
Textiles, apparel, and luxury goods (1.1%)

G-III Apparel Group, Ltd.(NON)(S)	45,200	1,284,584

PVH Corp.	13,943	1,245,528

		2,530,112
Thrifts and mortgage finance (4.6%)

Berkshire Hills Bancorp, Inc.	68,800	1,576,896

BofI Holding, Inc.(NON)(S)	63,993	1,093,000

Brookline Bancorp, Inc.	128,500	1,204,045

Capitol Federal Financial, Inc.	102,200	1,212,092

HomeStreet, Inc.(NON)	29,236	812,761

MGIC Investment Corp.(NON)	181,100	898,256

Rockville Financial, Inc.	109,300	1,273,345

United Financial Bancorp, Inc.	87,988	1,391,970

Walker & Dunlop, Inc.(NON)	122,018	1,537,427

		10,999,792
Trading companies and distributors (1.0%)

DXP Enterprises, Inc.(NON)	27,239	1,184,624

H&E Equipment Services, Inc.(NON)	61,334	1,160,439

		2,345,063

Total common stocks (cost $196,442,586)		$228,758,301

INVESTMENT COMPANIES (1.0%)(a)
	Shares	Value

Hercules Technology Growth Capital, Inc.	152,856	$1,693,644

New Mountain Finance Corp.	51,170	703,076

Total investment Companies (cost $1,963,610)		$2,396,720

SHORT-TERM INVESTMENTS (17.1%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20%(d)	33,513,950	$33,513,950

Putnam Money Market Liquidity Fund 0.11%(e)	7,420,828	7,420,828

Total short-term investments (cost $40,934,778)		$40,934,778

TOTAL INVESTMENTS

Total investments (cost $239,340,974)(b)		$272,089,799

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012, through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $239,972,784.
(b)	The aggregate identified cost on a tax basis is $241,779,703, resulting in gross unrealized appreciation and depreciation of $44,391,493 and $14,081,397, respectively, or net unrealized appreciation of $30,310,096.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $32,463,959. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $33,513,950, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $2,091 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $22,630,637 and $21,435,775, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$37,782,130	$—	$—
Consumer staples	10,014,387	—	—
Energy	9,208,433	—	—
Financials	68,674,726	—	—
Health care	15,131,340	—	—
Industrials	28,477,610	—	—
Information technology	32,780,737	533,047	—
Materials	11,663,984	—	—
Telecommunication services	1,549,296	—	—
Utilities	12,942,611	—	—
Total common stocks	228,225,254	533,047	—
Investment companies	2,396,720	—	—
Short-term investments	7,420,828	33,513,950	—

Totals by level	$238,042,802	$34,046,997	$—

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments:

Putnam VT Voyager Fund

The fund's portfolio
3/31/12 (Unaudited)

COMMON STOCKS (94.7%)(a)
			Shares	Value

Aerospace and defense (4.0%)

Embraer SA ADR (Brazil)			154,652	$4,945,771

General Dynamics Corp.			12,500	917,250

Honeywell International, Inc.			180,000	10,989,000

L-3 Communications Holdings, Inc.			12,900	912,933

Northrop Grumman Corp.			14,700	897,876

Precision Castparts Corp.			41,900	7,244,510

United Technologies Corp.			128,800	10,682,672

				36,590,012
Air freight and logistics (0.2%)

FedEx Corp.			19,600	1,802,416

				1,802,416
Auto components (1.7%)

Allison Transmission Holdings, Inc.(NON)			39,840	951,379

Goodyear Tire & Rubber Co. (The)(NON)			348,200	3,906,804

Johnson Controls, Inc.			147,651	4,795,704

Tenneco Automotive, Inc.(NON)(S)			11,143	413,962

TRW Automotive Holdings Corp.(NON)			77,400	3,595,230

Valeo SA (France)			26,643	1,397,187

				15,060,266
Automobiles (2.3%)

Brilliance China Automotive Holdings, Inc. (China)(NON)			720,000	778,824

Fiat SpA (Italy)(S)			1,308,676	7,693,638

Ford Motor Co.			143,700	1,794,813

General Motors Co.(NON)			36,900	946,485

Nissan Motor Co., Ltd. (Japan)			443,700	4,722,722

Porsche Automobil Holding SE (Preference) (Germany)			38,484	2,271,180

Tesla Motors, Inc.(NON)			40,500	1,508,220

Volkswagen AG (Preference) (Germany)			7,311	1,285,627

				21,001,509
Beverages (0.3%)

Coca-Cola Enterprises, Inc.			93,900	2,685,540

				2,685,540
Biotechnology (1.3%)

Celgene Corp.(NON)			38,900	3,015,528

Cubist Pharmaceuticals, Inc.(NON)			57,800	2,499,850

Dendreon Corp.(NON)(S)			297,800	3,173,059

Human Genome Sciences, Inc.(NON)(S)			267,600	2,205,024

United Therapeutics Corp.(NON)(S)			17,200	810,636

				11,704,097
Building products (1.0%)

Fortune Brands Home & Security, Inc.(NON)			140,698	3,105,205

Owens Corning, Inc.(NON)(S)			166,700	6,006,201

				9,111,406
Capital markets (2.7%)

Blackstone Group LP (The)			238,437	3,800,686

Charles Schwab Corp. (The)			332,700	4,780,899

Goldman Sachs Group, Inc. (The)			38,066	4,734,268

KKR & Co. LP			296,590	4,398,430

State Street Corp.			150,497	6,847,614

				24,561,897
Chemicals (2.3%)

Celanese Corp. Ser. A			108,600	5,015,148

CF Industries Holdings, Inc.			5,000	913,250

Dow Chemical Co. (The)			154,600	5,355,344

LyondellBasell Industries NV Class A (Netherlands)			111,400	4,862,610

Monsanto Co.			42,400	3,381,824

Potash Corp. of Saskatchewan, Inc. (Canada)			33,400	1,526,046

				21,054,222
Commercial banks (0.8%)

China Construction Bank Corp. (China)			1,253,000	968,122

Industrial and Commercial Bank of China, Ltd. (China)			1,620,000	1,045,155

Wells Fargo & Co.			152,700	5,213,178

				7,226,455
Communications equipment (4.9%)

Alcatel-Lucent ADR (France)(NON)			786,000	1,784,220

Cisco Systems, Inc.			352,493	7,455,227

Juniper Networks, Inc.(NON)			128,700	2,944,656

Polycom, Inc.(NON)			268,500	5,120,295

Qualcomm, Inc.			393,391	26,758,456

Telefonaktiebolaget LM Ericsson ADR (Sweden)(S)			96,100	990,791

				45,053,645
Computers and peripherals (10.8%)

Apple, Inc.(NON)			132,700	79,549,669

EMC Corp.(NON)			252,000	7,529,760

Gemalto NV (Netherlands)			31,729	2,094,266

Hewlett-Packard Co.			119,700	2,852,451

NetApp, Inc.(NON)(S)			36,400	1,629,628

SanDisk Corp.(NON)			79,100	3,922,569

Western Digital Corp.(NON)			32,814	1,358,171

				98,936,514
Construction and engineering (0.1%)

Fluor Corp.			16,900	1,014,676

				1,014,676
Construction materials (0.3%)

BBMG Corp. (China)			1,828,000	1,537,153

China Shanshui Cement Group, Ltd. (China)			1,522,000	1,201,442

				2,738,595
Consumer finance (0.9%)

Capital One Financial Corp.			141,300	7,876,062

				7,876,062
Diversified financial services (2.0%)

Citigroup, Inc.			222,000	8,114,100

JPMorgan Chase & Co.			216,400	9,950,072

				18,064,172
Diversified telecommunication services (0.5%)

CenturyLink, Inc.			80,200	3,099,730

Verizon Communications, Inc.			47,100	1,800,633

				4,900,363
Electronic equipment, instruments, and components (1.2%)

Corning, Inc.			134,900	1,899,392

Hollysys Automation Technologies, Ltd. (China)(NON)(S)			215,166	2,280,760

KEMET Corp.(NON)			216,535	2,026,768

TE Connectivity, Ltd. (Switzerland)			125,900	4,626,825

				10,833,745
Energy equipment and services (5.2%)

Baker Hughes, Inc.(S)			129,000	5,410,260

Cameron International Corp.(NON)			232,100	12,261,843

Ensco International PLC ADR (United Kingdom)			24,200	1,280,906

Halliburton Co.(S)			362,379	12,027,359

National Oilwell Varco, Inc.			69,000	5,483,430

Noble Corp. (Switzerland)			68,600	2,570,442

Schlumberger, Ltd.			121,225	8,477,264

				47,511,504
Food products (0.9%)

Mead Johnson Nutrition Co. Class A			22,699	1,872,214

Post Holdings, Inc.			65,700	2,163,501

Sara Lee Corp.			132,900	2,861,337

Zhongpin, Inc. (China)(NON)			118,635	1,334,644

				8,231,696
Health-care equipment and supplies (1.6%)

Baxter International, Inc.			53,300	3,186,274

China Medical Technologies, Inc. ADR (China)(NON)(S)			188,600	599,748

Covidien PLC (Ireland)			103,600	5,664,848

St. Jude Medical, Inc.			10,800	478,548

Stryker Corp.(S)			68,300	3,789,284

Zimmer Holdings, Inc.(NON)			10,335	661,701

				14,380,403
Health-care providers and services (1.8%)

Aetna, Inc.			114,800	5,758,368

CIGNA Corp.			45,000	2,216,250

Express Scripts Holding Co.(NON)			154,140	8,351,305

				16,325,923
Hotels, restaurants, and leisure (1.9%)

Carnival Corp.(S)			114,364	3,668,797

Home Inns & Hotels Management, Inc. ADR (China)(NON)(S)			46,400	1,183,664

Las Vegas Sands Corp.			50,600	2,913,042

Sands China, Ltd. (Hong Kong)			939,200	3,670,663

Starbucks Corp.			99,800	5,577,822

				17,013,988
Household durables (0.6%)

Jarden Corp.			43,413	1,746,505

Lennar Corp.			59,700	1,622,646

Skyworth Digital Holdings, Ltd. (China)			2,936,445	1,372,639

SodaStream International, Ltd. (Israel)(NON)(S)			34,088	1,148,084

				5,889,874
Independent power producers and energy traders (0.1%)

AES Corp. (The)(NON)			90,200	1,178,914

				1,178,914
Industrial conglomerates (1.6%)

General Electric Co.			256,400	5,145,948

Tyco International, Ltd.			160,600	9,022,508

				14,168,456
Insurance (2.5%)

Aflac, Inc.			207,054	9,522,413

Assured Guaranty, Ltd. (Bermuda)			402,927	6,656,354

Hartford Financial Services Group, Inc. (The)			185,524	3,910,846

MetLife, Inc.			73,000	2,726,550

				22,816,163
Internet and catalog retail (0.9%)

Amazon.com, Inc.(NON)			9,900	2,004,849

HomeAway, Inc.(NON)(S)			37,600	953,912

Priceline.com, Inc.(NON)			7,903	5,670,403

				8,629,164
Internet software and services (4.2%)

Baidu, Inc. ADR (China)(NON)			107,200	15,626,544

eBay, Inc.(NON)			134,600	4,965,394

Google, Inc. Class A(NON)			25,284	16,213,112

Tencent Holdings, Ltd. (China)			43,300	1,207,742

				38,012,792
IT Services (2.3%)

Accenture PLC Class A			50,000	3,225,000

Unisys Corp.(NON)			718,242	14,163,732

VeriFone Systems, Inc.(NON)(S)			37,600	1,950,312

Visa, Inc. Class A(S)			16,593	1,957,974

				21,297,018
Leisure equipment and products (0.7%)

Brunswick Corp.(S)			117,300	3,020,475

Hasbro, Inc.			87,000	3,194,640

				6,215,115
Life sciences tools and services (0.9%)

Sequenom, Inc.(NON)			232,558	946,511

Thermo Fisher Scientific, Inc.(NON)			130,100	7,335,038

				8,281,549
Machinery (1.9%)

China National Materials Co., Ltd. (China)			3,194,000	1,295,607

Eaton Corp.			61,000	3,039,630

Joy Global, Inc.(S)			61,300	4,505,550

Meritor, Inc.(NON)			273,531	2,207,395

Stanley Black & Decker, Inc.			36,953	2,843,903

Timken Co.			75,330	3,822,244

				17,714,329
Media (3.4%)

Comcast Corp. Class A			241,415	7,244,864

DIRECTV Class A(NON)			175,785	8,673,232

Liberty Media Corp. - Liberty Capital Class A(NON)			16,947	1,493,878

News Corp. Class A			200,100	3,939,969

Sirius XM Radio, Inc.(NON)			856,200	1,977,822

Time Warner, Inc.			91,500	3,454,125

Walt Disney Co. (The)(S)			90,200	3,948,956

				30,732,846
Metals and mining (3.5%)

Cliffs Natural Resources, Inc.(S)			111,656	7,733,295

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)			150,226	5,714,597

Goldcorp, Inc. (Canada)			72,600	3,271,356

Molycorp, Inc.(NON)(S)			115,649	3,912,406

Newcrest Mining, Ltd. (Australia)			63,571	1,954,428

Rio Tinto PLC (United Kingdom)			116,821	6,439,034

Vedanta Resources PLC (United Kingdom)			144,313	2,834,577

				31,859,693
Multiline retail (0.2%)

Target Corp.			35,200	2,051,104

				2,051,104
Office electronics (0.7%)

Xerox Corp.			775,130	6,263,050

				6,263,050
Oil, gas, and consumable fuels (4.7%)

Alpha Natural Resources, Inc.(NON)			322,543	4,905,879

Apache Corp.			74,830	7,515,925

BG Group PLC (United Kingdom)			177,535	4,111,848

Cabot Oil & Gas Corp. Class A			144,300	4,497,831

Cobalt International Energy, Inc.(NON)			46,600	1,399,398

Hess Corp.			145,500	8,577,225

Marathon Oil Corp.			190,969	6,053,717

Noble Energy, Inc.			26,200	2,561,836

Petroleo Brasileiro SA ADR (Brazil)(S)			52,800	1,402,368

Southwestern Energy Co.(NON)			69,400	2,123,640

				43,149,667
Personal products (0.4%)

Avon Products, Inc.			208,500	4,036,560

				4,036,560
Pharmaceuticals (1.5%)

Auxilium Pharmaceuticals, Inc.(NON)			86,300	1,602,591

Elan Corp. PLC ADR (Ireland)(NON)(S)			72,400	1,086,724

Jazz Pharmaceuticals PLC (Ireland)(NON)			45,000	2,181,150

Medicines Co. (The)(NON)			38,317	769,022

Merck & Co., Inc.			28,400	1,090,560

Pfizer, Inc.			68,738	1,557,603

Sanofi CVR (France)(NON)			455,000	614,250

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			44,100	1,987,146

Warner Chilcott PLC Class A (Ireland)(NON)			164,700	2,768,607

				13,657,653
Professional services (0.7%)

Nielsen Holdings NV(NON)			61,300	1,847,582

Verisk Analytics, Inc. Class A(NON)			95,300	4,476,241

				6,323,823
Real estate investment trusts (REITs) (0.3%)

American Tower Corp. Class A(R)			25,700	1,619,614

Weyerhaeuser Co.(R)			43,100	944,752

				2,564,366
Real estate management and development (1.1%)

BR Malls Participacoes SA (Brazil)			233,022	3,036,837

CBRE Group, Inc.(NON)			356,000	7,105,760

				10,142,597
Road and rail (0.7%)

Hertz Global Holdings, Inc.(NON)			355,897	5,352,691

Localiza Rent a Car SA (Brazil)			55,600	1,023,397

				6,376,088
Semiconductors and semiconductor equipment (3.6%)

Advanced Micro Devices, Inc.(NON)			1,113,592	8,931,008

First Solar, Inc.(NON)(S)			158,826	3,978,591

Skyworks Solutions, Inc.(NON)			309,600	8,560,440

Spreadtrum Communications, Inc. ADR (China)(S)			96,300	1,588,950

Texas Instruments, Inc.			296,200	9,955,282

				33,014,271
Software (4.2%)

Facebook, Inc. Class B(F)			24,080	845,208

Longtop Financial Technologies Ltd. ADR (Hong Kong)(F)(NON)			99,123	—

Microsoft Corp.			285,100	9,194,475

Oracle Corp.			565,661	16,494,673

Perfect World Co., Ltd. ADR (China)(NON)			129,613	2,097,138

Salesforce.com, Inc.(NON)(S)			48,050	7,424,206

VMware, Inc. Class A(NON)			22,300	2,505,851

				38,561,551
Specialty retail (4.1%)

Bed Bath & Beyond, Inc.(NON)(S)			56,750	3,732,448

Best Buy Co., Inc.(S)			494,257	11,704,006

Cia Hering (Brazil)			134,600	3,476,617

hhgregg, Inc.(NON)(S)			104,044	1,184,021

Lowe's Cos., Inc.			162,700	5,105,526

Office Depot, Inc.(NON)(S)			1,421,536	4,904,299

OfficeMax, Inc.(NON)(S)			464,089	2,654,589

Rent-A-Center, Inc.			24,100	909,775

Staples, Inc.			250,200	4,048,236

				37,719,517
Textiles, apparel, and luxury goods (0.2%)

Coach, Inc.			23,600	1,831,971

				1,831,971
Tobacco (0.8%)

Lorillard, Inc.			28,400	3,677,232

Philip Morris International, Inc.			41,531	3,680,062

				7,357,294
Trading companies and distributors (0.1%)

WESCO International, Inc.(NON)			14,000	914,340

				914,340

Total common stocks (cost $678,877,663)				$864,438,871

WARRANTS (3.3%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Bank of America Corp.(W)	10/28/18	$30.79	4,140,161	$4,347,169

Citigroup, Inc.	01/04/19	106.10	8,203,160	3,527,359

Ford Motor Co.	01/01/13	9.20	762,102	2,652,115

General Motors Co.	07/10/16	10.00	80,810	1,343,870

Hartford Financial Services Group, Inc. (The)(W)	06/26/19	9.68	199,172	2,652,971

JPMorgan Chase & Co.(W)	10/28/18	42.42	539,101	7,213,171

Wells Fargo & Co.(W)	10/28/18	34.01	788,400	7,931,304

Total warrants (cost $29,492,535)				$29,667,959

PURCHASED OPTIONS OUTSTANDING (1.5%)(a)
	Expiration date/		Contract
	strike price		amount	Value

Advanced Micro Devices, Inc. (Call)	Jul-12/$10.00		$981,984	$178,221

Advanced Micro Devices, Inc. (Call)	Jul-12/8.00		384,255	56,485

Aflac, Inc. (Call)	June-12/52.50		150,396	42,726

Aflac, Inc. (Call)	May-12/50.00		129,841	24,449

Aflac, Inc. (Call)	May-12/55.00		157,664	8,377

Amazon.com, Inc. (Call)	May-12/205.00		67,076	148,473

Amazon.com, Inc. (Call)	May-12/225.00		23,300	75,329

Apple, Inc. (Call)	Jul-12/495.00		35,404	4,072,299

Apple, Inc. (Call)	Jul-12/550.00		29,648	2,147,405

Baker Hughes, Inc. (Call)	Jul-12/50.00		73,577	42,748

Baker Hughes, Inc. (Call)	Jul-12/60.00		160,531	7,749

Best Buy Co., Inc. (Call)	Jun-12/20.00		180,707	713,715

Best Buy Co., Inc. (Call)	Jun-12/27.00		441,690	34,010

Best Buy Co., Inc. (Call)	Jun-12/30.00		276,211	23,028

Best Buy Co., Inc. (Call)	Jun-12/30.00		169,902	15,190

DIRECTV (Call)	Dec-12/55.00		378,668	487,322

DIRECTV (Call)	Dec-12/50.00		220,875	57,759

Energy Select Sector SPDR Fund (Call)	Jun-12/80.00		220,946	37,804

Energy Select Sector SPDR Fund (Call)	Jun-12/85.00		265,135	6,671

Hartfod Financial Services Group, Inc. (The) (Call)	Jun-12/14.00		70,295	503,504

Hess Corp. (Call)	May-12/63.00		40,991	44,937

Hess Corp. (Call)	Apr-12/63.00		60,644	24,015

Hewlett-Packard Co. (Call)	Apr-12/30.00		210,471	4,209

iShares FTSE China 25 Index Fund (Call)	Apr-12/40.00		552,471	126,588

iShares FTSE China 25 Index Fund (Call)	Apr-12/41.00		737,202	88,811

JPMorgan Chase & Co. (Call)	Jun-12/41.00		154,377	832,401

JPMorgan Chase & Co. (Call)	Jun-12/45.00		235,750	583,953

Skyworks Solutions Inc. (Call)	Jan-13/30.00		221,368	744,182

SPDR S&P 500 ETF Trust (Call)	Apr-12/144.00		1,847,669	720,591

SPDR S&P 500 ETF Trust (Put)	Apr-12/135.00		490,657	236,638

SPDR S&P 500 ETF Trust (Put)	Apr-12/140.00		327,406	136,790

SPDR S&P 500 ETF Trust (Put)	Apr-12/120.00		121,083	4,795

SPDR S&P 500 ETF Trust (Put)	Apr-12/125.00		103,983	2,875

SPDR S&P 500 ETF Trust (Put)	Apr-12/136.00		1,325,419	477,151

SPDR S&P 500 ETF Trust (Put)	Apr-12/135.00		654,391	165,713

Xerox Corp. (Call)	Jul-12/6.00		431,815	913,498

Total purchased options outstanding (cost $8,311,283)				$13,790,411

INVESTMENT COMPANIES (0.4%)(a)
			Shares	Value

iShares Dow Jones US Home Construction Index Fund(S)			63,900	$940,608

SPDR S&P Homebuilders ETF(S)			127,300	2,715,309

Total investment Companies (cost $2,784,811)				$3,655,917

CONVERTIBLE PREFERRED STOCKS (0.2%)(a)
			Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.			33,610	$2,058,613

Total convertible preferred stocks (cost $2,631,534)				$2,058,613

U.S. TREASURY OBLIGATIONS (0.3%)(a)
			Principal amount	Value

U.S. Treasury Inflation Protected Securities 2s, April 15, 2012(i)			$2,310,121	$2,337,060

Total U.S. treasury Obligations (cost $2,337,060)				$2,337,060

SHORT-TERM INVESTMENTS (10.5%)(a)
			Principal amount/shares	Value

U.S. Treasury bills with effective yields ranging from 0.075% to 0.109%, July 26, 2012			$5,810,000	$5,808,472

U.S. Treasury bills with effective yields ranging from 0.073% to 0.080%, June 28, 2012			1,594,000	1,593,731

U.S. Treasury bills with effective yields ranging from 0.088% to 0.125%, May 3, 2012			1,730,000	1,729,840

U.S. Treasury bills zero%, April 19, 2012(i)			202,000	202,000

Putnam Cash Collateral Pool, LLC 0.20%(d)			82,301,119	82,301,119

Putnam Money Market Liquidity Fund 0.11%(e)			83,093	83,093

SSgA Prime Money Market Fund 0.12%(P)			4,454,600	4,454,600

Total short-term investments (cost $96,172,733)				$96,172,855

TOTAL INVESTMENTS

Total investments (cost $820,607,619)(b)				$1,012,121,686

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $50,588,700) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Danish Krone	Sell	4/18/12	$2,205,678	$2,186,089	$(19,589)
Credit Suisse AG
	Euro	Sell	4/18/12	27,457,024	27,444,268	(12,756)
	Japanese Yen	Sell	4/18/12	1,665,977	1,699,151	33,174
UBS AG
	British Pound	Sell	4/18/12	13,576,208	13,531,507	(44,701)
	Canadian Dollar	Sell	4/18/12	5,661,355	5,727,685	66,331

Total						$22,459

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $2,291,899) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Advanced Micro Devices, Inc. (Call)	$981,984	Jul-12/$11.00	$83,418
Aflac, Inc. (Call)	150,396	Jun-12/57.50	6,787
Aflac, Inc. (Call)	157,664	May-12/60.00	4,057
Amazon.com, Inc. (Call)	23,300	May-12/250.00	14,330
Apple, Inc. (Call)	35,404	Jul-12/515.00	3,486,622
Apple, Inc. (Call)	29,648	Jul-12/575.00	1,674,814
Baker Hughes, Inc. (Call)	160,531	Jul-12/65.00	5,194
Best Buy Co., Inc. (Call)	276,211	Jun-12/33.00	5,331
Best Buy Co., Inc. (Call)	169,902	Jun-12/33.00	4,790
DIRECTV (Call)	378,668	Dec-12/60.00	149,051
Energy Select Sector SPDR Fund (Call)	265,135	Jun-12/90.00	1,018
Hess Corp. (Call)	40,991	May-12/72.00	4,391
Hess Corp. (Call)	60,644	Apr-12/72.00	1,434
iShares FTSE China 25 Index Fund (Call)	1,289,673	May-12/42.00	79,173
JPMorgan Chase & Co. (Call)	154,377	Jun-12/45.00	382,392
JPMorgan Chase & Co. (Call)	235,750	Jun-12/48.00	243,664
Skyworks Solutions Inc. (Call)	221,368	Jan-13/35.00	403,607
SPDR S&P 500 ETF Trust (Call)	1,847,669	Apr-12/146.00	235,726
SPDR S&P 500 ETF Trust (Put)	1,325,419	Apr-12/135.00	344,609
SPDR S&P 500 ETF Trust (Put)	490,657	Apr-12/134.00	195,786
SPDR S&P 500 ETF Trust (Put)	654,391	Apr-12/134.00	126,680

Total			$7,452,874

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Fixed payments	Total return
Swap counterparty /		premium	Termination	received (paid) by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	or paid by fund	depreciation

Barclay's Bank, PLC
baskets	89,466	$—	1/25/13	(3 month USD-LIBOR-BBA)	A basket (BCSU115) of common stocks	$(119,108)
baskets	69,401	—	1/25/13	(3 month USD-LIBOR-BBA)	A basket (BCSU116) of common stocks	(128,600)

Total						$(247,708)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2012 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $912,608,742.
(b)	The aggregate identified cost on a tax basis is $850,982,733, resulting in gross unrealized appreciation and depreciation of $194,734,409 and $33,595,456, respectively, or net unrealized appreciation of $161,138,953.
(NON)	Non-income-producing security.
(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $79,466,369. Certain of these securities were sold prior to the close of the reporting period.
The fund received cash collateral of $82,301,119, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(e)	The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $3,712 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $121,043,159 and $131,204,536, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts.
(P)	Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
(W)	Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).
At the close of the reporting period, the fund maintained liquid assets totaling $417,569 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.
The fund had an average contract amount of approximately 13,100,000 on purchased options contracts for the reporting period. The fund had an average contract amount of approximately 10,200,000 on written options contracts for the reporting period.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.
Total return swap contracts: The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
The fund had an average notional amount of approximately $15,400,000 on total return swap contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $749,769 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Consumer discretionary	$146,145,354	$—	$—
Consumer staples	22,311,090	—	—
Energy	90,661,171	—	—
Financials	93,251,712	—	—
Health care	64,349,625	—	—
Industrials	94,015,546	—	—
Information technology	291,127,378	—	845,208
Materials	55,652,510	—	—
Telecommunication services	4,900,363	—	—
Utilities	1,178,914	—	—
Total common stocks	863,593,663	—	845,208
Convertible preferred stocks	$—	$2,058,613	$—
Investment Companies	3,655,917	—	—
Purchased options outstanding	—	13,790,411	—
U.S. Treasury Obligations	—	2,337,060	—
Warrants	29,667,959	—	—
Short-term investments	4,537,693	91,635,162	—

Totals by level	$901,455,232	$109,821,246	$845,208

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$22,459	$—
Written options	—	(7,452,874)	—
Total return swap contracts	—	(247,708)	—

Totals by level	$—	$(7,678,123)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$99,505	$77,046
Equity contracts	43,458,370	7,700,582

Total	$43,557,875	$7,777,628

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2012